  As filed with the Securities and Exchange Commission on June 28, 2000.
                                             1933 Act Registration No. 333-14729
                                             1940 Act Registration No. 811-07755
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [_]
  Pre-Effective Amendment No.                                           [_]
  Post-Effective Amendment No. 6                                        [X]

                                     and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [_]
  Amendment No. 6                                                       [X]

                        (Check appropriate box or boxes)

                        Nuveen Multistate Trust II
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago, Illinois             60606
  (Address of Principal Executive Office)            (Zip Code)


       Registrant's Telephone Number, including Area Code: (312) 917-7700

            Gifford R. Zimmerman, Esq.--Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                With a copy to:
                               Thomas S. Harman
                          Morgan, Lewis & Bockius LLP
                              1800 M Street, N.W.
                            Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant  [_] on (date) pursuant to paragraph (a)(1)
    to paragraph (b)                  [_] 75 days after filing pursuant to
                                          paragraph (a)(2)
[_] 60 days after filing pursuant     [_] on (date) pursuant to paragraph
    to paragraph (a)(1)                   (a)(2) of Rule 485.



If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                               FILE NO. 333-14729

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-07755

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Part A-Prospectuses For:

                 Nuveen California Municipal Bond Fund

                 Nuveen California Insured Municipal Bond Fund

                 Nuveen Connecticut Municipal Bond Fund

                 Nuveen New Jersey Municipal Bond Fund

                 Nuveen New York Municipal Bond Fund

                 Nuveen New York Insured Municipal Bond Fund

                 Nuveen Massachusetts Municipal Bond Fund

                 Nuveen Massachusetts Insured Municipal Bond Fund

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports and Semi-Annual Reports to
                  Shareholders (the financial statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                               PART A--PROSPECTUS

                        NUVEEN MULTISTATE TRUST II

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                                                               N U V E E N
                                                                     Investments

Municipal Bond
Funds


                           PROSPECTUS JUNE 28,  2000


Dependable, tax-free income to help you keep more of what you earn.

INVEST WELL

LOOK AHEAD

LEAVE YOU MARK (SM)

                             [PHOTO APPEARS HERE]


Connecticut
New Jersey
New York
New York Insured


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1         The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction.................................................................  1

Nuveen Connecticut Municipal Bond Fund.......................................  2
Nuveen New Jersey Municipal Bond Fund........................................  4
Nuveen New York Municipal Bond Fund..........................................  6

Nuveen New York Insured Municipal Bond Fund..................................  8


Section 2         How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds........................................................ 10
What Securities We Invest In................................................. 11
How We Select Investments.................................................... 13

What the Risks Are........................................................... 14

How We Manage Risk........................................................... 14


Section 3         How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer.................................................. 16
How to Reduce Your Sales Charge.............................................. 18
How to Buy Shares............................................................ 18
Systematic Investing......................................................... 19
Systematic Withdrawal........................................................ 20
Special Services............................................................. 20
How to Sell Shares........................................................... 21


Section 4         General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes..........................................  23
Distribution and Service Plans..............................................  24
Net Asset Value.............................................................  25

Fund Service Providers......................................................  25


Section 5         Financial Highlights

This section provides the funds' financial performance
for the past five years...................................................... 26

Appendix          Additional State Information............................... 30


We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

Section 1  The Funds                                               June 28, 2000

                  Nuveen Connecticut Municipal Bond Fund
                  Nuveen New Jersey Municipal Bond Fund
                  Nuveen New York Municipal Bond Fund

                  Nuveen New York Insured Municipal Bond Fund

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED       MAY LOSE VALUE            NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                       Section 1  The Funds    1

Nuveen Connecticut Municipal Bond Fund


--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Connecticut bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.


Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

  .  Earn regular monthly tax-free dividends;
  .  Preserve investment capital over time;

  .  Reduce taxes on investment income; or

  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  .  Pursue long term growth;

  .  Invest through an IRA or 401(k) plan; or

  .  Avoid fluctuations in share price.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

[BAR CHART APPEARS HERE]

                            Class A Annual Returns

    1990     1991    1992    1993    1994   1995   1996   1997   1998   1999
    ----     ----    ----    ----    ----   ----   ----   ----   ----   ----
    5.1      11.5     8.9    12.3    -6.2   16.6    4.2    8.8    5.8   -3.8


During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.70% and -5.59%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                                Average Annual Total Returns for
                              the Periods Ending December 31, 1999

Class                                1 Year   5 Year   10 Year
------------------------------------------------------------------
Class A (Offer)                     -7.87%      5.21%   5.65%
Class B                             -8.29%      5.20%   5.61%
Class C                             -4.37%      5.51%   5.50%
Class R                             -3.60%      6.27%   6.18%
------------------------------------------------------------------
LB Market Benchmark/2/              -2.06%      6.91%   6.89%
Lipper Peer Group/3/                -3.75%      5.99%   6.11%


2        Section 1   The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                     A        B      C     R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                   4.20%/6/ None   None   None
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                        None     None   None   None
--------------------------------------------------------------------------
Exchange Fees                                  None     None   None   None
--------------------------------------------------------------------------
Deferred Sales Charge/7/                       None/8/  5%/9/  1%/10/ None
--------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets


Share Class                                     A       B       C      R
Management Fees                               .54%    .54%    .54%   .54%
--------------------------------------------------------------------------
12b-1 Distribution and Service Fees           .20%    .95%    .75%    --%
--------------------------------------------------------------------------
Other Expenses                                .14%    .15%    .14%   .14%
--------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                              .88%   1.64%   1.43%   .68%
--------------------------------------------------------------------------
         +After Expense Reimbursements
         -----------------------------------------------------------------
          Expense Reimbursements             (.01%)  (.01%)  (.01%) (.01%)
         -----------------------------------------------------------------
          Total Annual Fund Operating
          Expenses--Net                       .87%   1.63%   1.42%   .67%
         -----------------------------------------------------------------




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                            Redemption                         No Redemption

Share Class          A        B        C       R        A        B        C        R
1 Year            $  506   $  562   $  146   $   69   $  506   $  167   $  146   $   69
---------------------------------------------------------------------------------------
3 Years           $  689   $  836   $  452   $  218   $  689   $  517   $  452   $  218
---------------------------------------------------------------------------------------
5 Years           $  887   $1,006   $  782   $  379   $  887   $  892   $  782   $  379
---------------------------------------------------------------------------------------
10 Years          $1,459   $1,741   $1,713   $  847   $1,459   $1,741   $1,713   $  847
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 2/29/00)
--------------------------------------------------------------------------------


Portfolio Statistics

Average Effective Maturity              18.28 years
---------------------------------------------------
Average Duration                               8.08
---------------------------------------------------
Weighted Average Credit Quality                  AA
---------------------------------------------------
Number of Issues                                144
---------------------------------------------------


Credit Quality

AAA/U.S. Guaranteed                             50%
---------------------------------------------------
AA                                              27%
---------------------------------------------------
A                                               11%
---------------------------------------------------
BBB/NR                                          10%
---------------------------------------------------
Other                                            2%
---------------------------------------------------



Sector Diversification (Top 5)


                           [PIE CHART APPEARS HERE ]

                 Tax          Tax         Education
   U.S.       Obligation  Obligation/     and Civic
Guaranteed     Limited      General     Organizations    Healthcare    Other

   14%           16%          11%            16%            12%         31%


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/00 was 2.55%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Connecticut Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.



                                                    Section 1  The Funds       3

Nuveen New Jersey Municipal Bond Fund


--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New Jersey bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?


The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.


--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past seven years as well as annualized fund and index returns for the one- and five-year and since inception periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past seven years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]

                            Class A Annual Returns

          1993     1994     1995     1996     1997     1998     1999
          ----     ----     ----     ----     ----     ----     ----
          12.4%    -4.4%    14.9%    3.6%     8.9%     5.4%     -3.7%




During the seven years ending December 31, 1999, the highest and lowest quarterly returns were 5.55% and -4.95%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/ lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                        Average Annual Total Returns for
                      the Periods Ending December 31, 1999
                      ------------------------------------
                                                 Since
 Class                      1 Year     5 Year  Inception
----------------------------------------------------------
Class A (Offer)             -7.77%      4.73%    5.01%
Class B                     -8.09%      4.67%    4.83%
Class C                     -4.21%      4.96%    4.88%
Class R                     -3.48%      5.85%    5.83%
----------------------------------------------------------
LB Market
  Benchmark/2/              -2.06%      6.91%    6.30%
Lipper
  Peer Group/3/             -4.42%      5.66%    5.45%



4    Section 1   The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                     A        B      C      R/5/
-----------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                   4.20%/6/ None   None   None
-----------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends        None     None   None   None
-----------------------------------------------------------
Exchange Fees                  None     None   None   None
Deferred Sales Charge/7/       None/8/  5%/9/  1%/10/ None
-----------------------------------------------------------


Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                     A      B       C       R
-------------------------------------------------------------------------
Management Fees                               .55%    .55%    .55%   .55%
-------------------------------------------------------------------------
12b-1 Distribution and Service Fees           .20%    .95%    .75%    --%
-------------------------------------------------------------------------
Other Expenses                                .24%    .24%    .24%   .24%
-------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                              .99%   1.74%   1.54%   .79%
-------------------------------------------------------------------------

        +After Expense Reimbursements
        -----------------------------------------------------------------
         Expense Reimbursements              (.08%)  (.07%)  (.07%) (.08%)
        -----------------------------------------------------------------
         Total Annual Fund Operating
         Expenses--Net                        .91%   1.87%   1.47%   .71%
        -----------------------------------------------------------------
         Net expenses reflect a voluntary expense limitation by the fund's investment adviser, that may be modified or discontinued without notice at the adviser's discretion.



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.



                              Redemption                         No Redemption
Share Class            A        B        C        R        A        B        C        R
---------------------------------------------------------------------------------------
1 Year            $  517   $  572   $  157   $   81   $  517   $  177   $  157   $   81
---------------------------------------------------------------------------------------
3 Years           $  722   $  866   $  486   $  252   $  722   $  548   $  486   $  252
---------------------------------------------------------------------------------------
5 Years           $  944   $1,058   $  839   $  439   $  944   $  944   $  839   $  439
---------------------------------------------------------------------------------------
10 Years          $1,582   $1,853   $1,834   $  978   $1,582   $1,853   $1,834   $  978
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 2/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics


Average Effective Maturity             18.44 years
--------------------------------------------------
Average Duration                              9.23
--------------------------------------------------
Weighted Average Credit Quality                 AA
--------------------------------------------------
Number of Issues                               119
--------------------------------------------------

Credit Quality
AAA/U.S. Guaranteed                            63%
--------------------------------------------------
AA                                             11%
--------------------------------------------------
A                                               8%
--------------------------------------------------
BBB/NR                                         15%
--------------------------------------------------
Other                                           3%
--------------------------------------------------


Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Healthcare 10%

Other 37%

Tax Obligation/Limited 20%

Long-Term Care 9%

Tax Obligation/General 9%

Transportation 15%



1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/00 was 2.99%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper New Jersey Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper New Jersey Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                    Section 1  The Funds       5

Nuveen New York Municipal Bond Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?


The fund may be a suitable investment for you if you seek to:

 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.


Total Returns/1/

[BAR CHART APPEARS HERE]


                            Class A Annual Returns

1990     1991     1992     1993     1994     1995     1996   1997  1998  1999
----     ----     ----     ----     ----     ----     ----   ----  ----  ----
3.8%     13.6%    10.1%    12.7%    -6.5%    17.6%    4.0%    9.3   6.4  -3.0



During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 7.07% and -5.20%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                        Average Annual Total Returns for
                      the Periods Ending December 31, 1999
                      ------------------------------------

Class                        1 Year     5 Year 10 Year
----------------------------------------------------------
Class A (Offer)              -7.04%      5.75%   6.10%
Class B                      -7.41%      5.71%   5.99%
Class C                      -3.43%      6.05%   5.88%
Class R                      -2.78%      6.88%   6.84%
----------------------------------------------------------
LB Market
  Benchmark/2/               -2.06%      6.91%   6.89%
Lipper
  Peer Group/3/              -4.96%      5.82%   6.13%



6        Section 1   The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                               A        B      C      R/5/
---------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/ None   None     None
---------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                 None     None   None     None
---------------------------------------------------------------------
Exchange Fees                           None     None   None     None
---------------------------------------------------------------------
Deferred Sales Charge/7/                None/8/   5%/9/  1%/10/  None
---------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets


Share Class                                     A      B       C       R
-------------------------------------------------------------------------
Management Fees                               .54%    .54%    .54%   .54%
-------------------------------------------------------------------------
12b-1 Distribution and Service Fees           .20%    .95%    .75%    --%
-------------------------------------------------------------------------
Other Expenses                                .15%    .16%    .15%   .15%
-------------------------------------------------------------------------
Total Annual Fund Operating
Expenses-DGross+                              .89%   1.65%   1.44%   .69%
-------------------------------------------------------------------------

     +After Expense Reimbursements
     --------------------------------------------------------------------
     Expense Reimbursements                  (.29%)  (.33%)  (.29%) (.28%)
     --------------------------------------------------------------------
     Total Annual Fund Operating
     Expenses-Net                             .60%   1.32%   1.15%   .41%
     --------------------------------------------------------------------

Net expenses reflect a voluntary expense limitation by the fund's investment adviser above its contractual obligations, that may be modified or discontinued at any time.



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.



                             Redemption                          No Redemption
Share Class          A        B        C        R        A        B        C        R
---------------------------------------------------------------------------------------
1 Year            $  507   $  563   $  147   $   70   $  507   $  168   $  147   $   70
---------------------------------------------------------------------------------------
3 Years           $  692   $  839   $  456   $  221   $  692   $  520   $  456   $  221
---------------------------------------------------------------------------------------
5 Years           $  892   $1,011   $  787   $  384   $  892   $  897   $  787   $  384
---------------------------------------------------------------------------------------
10 Years          $1,470   $1,752   $1,724   $  859   $1,470   $1,752   $1,724   $  859
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 2/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics

Average Effective Maturity              18.71 years
---------------------------------------------------
Average Duration                               8.35
---------------------------------------------------
Weighted Average Credit Quality                 AA-
---------------------------------------------------
Number of Issues                                148
---------------------------------------------------

Credit Quality
AAA/U.S. Guaranteed                             37%
---------------------------------------------------
AA                                              12%
---------------------------------------------------
A                                               33%
---------------------------------------------------
BBB/NR                                          18%
---------------------------------------------------


Sector Diversification (Top 5)

                           [PIE CHART APPEARS HERE]


                                 Education
    U.S.    Tax Obligation       and Civic
Guaranteed     Limited         Organization     Utilities   Healthcare   Other
------------------------------------------------------------------------------
    15%          21%               12%             11%         10%        31%



1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/00 was 3.38%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper New York Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper New York Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                    Section 1  The Funds       7

Nuveen New York Insured Municipal Bond Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.


The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.


The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income; or
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 . Pursue long term growth;
 . Invest through an IRA or 401(k) plan; or . Avoid fluctuations in share price.


--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[BAR CHART APPEARS HERE]



                            Class A Annual Returns

1990   1991   1992   1993    1994    1995    1996   1997   1998   1999
----   ----   ----   ----    ----    ----    ----   ----   ----   ----
5.0%   13.1%  9.4%   12.8%   -6.4%   17.2%   3.2%   7.3%   5.4%   -2.8%


During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.87% and -5.99%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                       Average Annual Total Returns for
                     the Periods Ending December 31, 1999


Class                       1 Year      5 Year    10 Year
---------------------------------------------------------
Class A (Offer)             -6.92%      4.95%      5.74%
---------------------------------------------------------
Class B                     -7.30%      4.91%      5.61%
---------------------------------------------------------
Class C                     -3.50%      5.24%      5.48%
---------------------------------------------------------
Class R                     -2.59%      6.10%      6.46%
---------------------------------------------------------
LB Market
  Benchmark/2/              -2.06%      6.91%      6.89%
Lipper
  Peer Group/3/             -3.31%      5.84%      6.29%


8        Section 1   The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Shareholder Transaction Expenses4

Paid Directly From Your Investment

Share Class                         A        B         C        R/5/
--------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                      4.20%/6/   None      None     None
--------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends           None       None      None     None
--------------------------------------------------------------------
Exchange Fees                     None       None      None     None
--------------------------------------------------------------------
Deferred Sales Charge/7/          None/8/    5%/9/     1%/10/   None
--------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                     A      B       C       R
-------------------------------------------------------------------------
Management Fees                               .54%    .54%    .54%   .54%
-------------------------------------------------------------------------
12b-1 Distribution and Service Fees           .20%    .95%    .75%    --%
-------------------------------------------------------------------------
Other Expenses                                .16%    .16%    .16%   .16%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses          .90%   1.65%   1.45%   .70%
-------------------------------------------------------------------------



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                          Redemption                        No Redemption
Share Class          A        B        C       R        A        B        C        R
--------------------------------------------------------------------------------------
1 Year            $  508   $  563   $  148   $   72   $  508   $  168   $  148   $ 72
--------------------------------------------------------------------------------------
3 Years           $  695   $  839   $  459   $  224   $  695   $  520   $  459   $224
--------------------------------------------------------------------------------------
5 Years           $  898   $1,011   $  792   $  390   $  898   $  897   $  792   $390
--------------------------------------------------------------------------------------
10 Years          $1,481   $1,754   $1,735   $  871   $1,481   $1,754   $1,735   $871
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 2/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics

Average Effective Maturity             16.74 years
--------------------------------------------------
Average Duration                              7.36
--------------------------------------------------
Weighted Average Credit Quality                AAA
--------------------------------------------------
Number of Issues                               143
--------------------------------------------------

Credit Quality

Insured                                        77%
--------------------------------------------------
Insured and U.S. Guaranteed                    13%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------


Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Other 29%

U.S. Guaranteed 23%

Healthcare 15%

Education and Civic Organizations 10%

Tax Obligation/Limited 14%

Housing/Multi-Family 9%


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/00 was 3.02%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper New York Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                    Section 1  The Funds       9

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

--------------------------------------------------------------------------------
Who Manages the Funds
--------------------------------------------------------------------------------

Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIM advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

J. Thomas Futrell has been the portfolio manager for the New Jersey Fund since July 1998. Mr. Futrell has been a portfolio manager for Nuveen Advisory since 1986, and currently manages investments for ten Nuveen-sponsored investment companies. Paul L. Brennan has been the portfolio manager for the Connecticut, New York and New York Insured Funds since August 1999. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1991, and subsequently became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Brennan currently manages investments for sixteen Nuveen-sponsored investment companies.


10  Section 2  How We Manage Your Money

For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:



Nuveen Connecticut Municipal Bond Fund                     .54%
---------------------------------------------------------------
Nuveen New Jersey Municipal Bond Fund                      .50%
---------------------------------------------------------------
Nuveen New York Municipal Bond Fund                        .27%
---------------------------------------------------------------
Nuveen New York Insured Municipal Bond Fund                .54%
---------------------------------------------------------------


--------------------------------------------------------------------------------
What Securities We Invest In
--------------------------------------------------------------------------------

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and (for the New York funds) local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.


The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters". Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels-rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy


                                         Section 2  How We Manage Your Money  11
maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The New Jersey, New York, and New York Insured Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Insurance

The New York Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the New York Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Assurance Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.


12  Section 2  How We Manage Your Money

The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

Short-Term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk-Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

--------------------------------------------------------------------------------
How We Select Investments
--------------------------------------------------------------------------------

Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to indentify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

                                         Section 2  How We Manage Your Money  13

--------------------------------------------------------------------------------
What the Risks Are
--------------------------------------------------------------------------------

Risk is inherent in all investing. Investing in a mutual fund-even the most conservative-involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

State Concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Connecticut and New Jersey Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York Funds, which are diversified funds.

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of the fund's distributions.

--------------------------------------------------------------------------------
How We Manage Risk
--------------------------------------------------------------------------------

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal

14  Section 2  How We Manage Your Money
bonds they purchase, and by diversifying their investment portfolios geographically within a state as well as across different industry sectors. The New York Insured Fund also limits investment risk by primarily buying insured municipal bonds.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

     . 25% in any one industry such as electric utilities or health care.

     . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the New York and New York Insured Funds also may not have more than:

     . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

                                         Section 2  How We Manage Your Money  15

Section 3  How You Can Buy and Sell Shares

           We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

--------------------------------------------------------------------------------
           What Share Classes We Offer
--------------------------------------------------------------------------------

           Class A Shares

           You can buy Class A shares at the offering price, which is the net asset value per plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets which compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                               Authorized Dealer
                                            Sales Charge as % of      Sales Charge as % of     Commission as % of
           Amount of Purchase               Public Offering Price     Net Amount Invested      Public Offering Price
           Less than $50,000                   4.20%                    4.38%                      3.70%
           ---------------------------------------------------------------------------------------------------------
           $50,000 but less than $100,000      4.00%                    4.18%                      3.50%
           ---------------------------------------------------------------------------------------------------------
           $100,000 but less than $250,000     3.50%                    3.63%                      3.00%
           ---------------------------------------------------------------------------------------------------------
           $250,000 but less than $500,000     2.50%                    2.56%                      2.00%
           ---------------------------------------------------------------------------------------------------------
           $500,000 but less than $1,000,000   2.00%                    2.04%                      1.50%
           ---------------------------------------------------------------------------------------------------------
           $1,000,000 and over                   --/1/                    --                       1.00%/1/


           1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 100% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

           Class B Shares

           You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of the funds' average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC, based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

16  Section 3  How You Can Buy and Sell Shares

          Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

          Years Since Purchase      0-1      1-2     2-3      3-4      4-5      5-6      Over 6
                                                                                         ------
          CDSC                        5%       4%      4%       3%       2%       1%       None
                                                                                           ----
          -------------------------------------------------------------------------------------

          Class C Shares

          You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75%. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .55% of the fund's average daily net assets distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

          Class R Shares

          You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

                                  Section 3  How You Can Buy and Sell Shares  17

--------------------------------------------------------------------------------
          How to Reduce Your Sales Charge
--------------------------------------------------------------------------------

          We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

          Class A Sales Charge Reductions       Class A Sales Charge Waivers         Class R Eligibility
          .  Rights of accumulation             .  Nuveen Defined Portfolio          .  Certain employees and
          .  Letter of intent                      or Exchange-Traded                   directors of Nuveen or
          .  Group purchase                        Fund reinvestment                    employees of authorized dealers
                                                .  Certain employees and             .  Bank trust departments
                                                   directors of Nuveen or
                                                   employees of authorized dealers
                                                 . Bank trust departments


          In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

--------------------------------------------------------------------------------
          How to Buy Shares
--------------------------------------------------------------------------------

          Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

          Through a Financial Advisor

          You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

          By Mail

          You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your checks to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

18  Section 3  How You Can Buy and Sell Shares

          Investment Minimums

          The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

--------------------------------------------------------------------------------
          Systematic Investing
--------------------------------------------------------------------------------

          Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing. To do this, simply complete the appropriate section of the account application form or submit an Account Update Form.

          From Your Bank Account

          You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

          From Your Paycheck

          With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

          Systematic Exchanging

          You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

          The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                             [CHART APPEARS HERE]

                                  Section 3  How You Can Buy and Sell Shares  19

          One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

--------------------------------------------------------------------------------
          Systematic Withdrawal
--------------------------------------------------------------------------------

          If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services-- Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

          You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

--------------------------------------------------------------------------------
          Special Services
--------------------------------------------------------------------------------

          To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

          Exchanging Shares
          You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

          The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an inverse affect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

          The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

          Fund Direct(SM)
          The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends,

20 Section 3 How You Can Buy and Sell Shares distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

          Reinstatement Privilege
          If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

--------------------------------------------------------------------------------
          How to Sell Shares
--------------------------------------------------------------------------------

          An Important Note About Telephone Transactions

          Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

          You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

          Through Your Financial Advisor
          You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

          By Telephone
          If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will be only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                                  Section 3  How You Can Buy and Sell Shares  21

          By Mail
          You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information :

           . The fund's name;
           . Your name and account number;
           . The dollar or share amount you wish to redeem;
           . The signature of each owner exactly as it appears on the account; . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
           . The address where you want your redemption proceeds sent (if other than the address of record);
           . Any certificates you have for the shares; and . Any required signature guarantees.

          We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

          An Important Note About Involuntary Redemption

          From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

          Redemptions In-Kind
          The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


22  Section 3  How You Can Buy and Sell Shares

Section 4  General Information

           To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

--------------------------------------------------------------------------------
           Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

           The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

           Payment and Reinvestment Options
           The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

           Taxes and Tax Reporting
           Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal, state and (for the New York funds) local income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

           Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

           Early in each year, you will receive a ment detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

           If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.


                                              Section 4  General Information  23

          Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

          Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

          Buying or Selling Shares Close to a Record Date
          Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

          Taxable Equivalent Yields
          The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

          Taxable Equivalent Of Tax-Free Yields

                  To Equal a Tax-Free Yield of:
          -----------------------------------------------------------
                     4.00%    4.50%    5.00%   5.50%    6.00%
          Tax Bracket:      A Taxable Investment Would Need to Yield:
          -----------------------------------------------------------
            28.0%    5.56%    6.25%    6.94%   7.64%    8.33%
          -----------------------------------------------------------
            31.0%    5.80%    6.52%    7.25%   7.97%    8.70%
          -----------------------------------------------------------
            36.0%    6.25%    7.03%    7.81%   8.59%    9.37%
          -----------------------------------------------------------
            39.6%    6.62%    7.45%    8.28%   9.11%    9.93%
          -----------------------------------------------------------



          The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

--------------------------------------------------------------------------------
          Distribution and Service Plans
--------------------------------------------------------------------------------

          Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

          Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account

24  Section 4  General Information
          services to Authorized Dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

--------------------------------------------------------------------------------
          Net Asset Value
--------------------------------------------------------------------------------

          The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

          In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

--------------------------------------------------------------------------------
          Fund Service Providers
--------------------------------------------------------------------------------

          The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


                                              Section 4  General Information  25

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.


--------------------------------------------------------------------------------
Nuveen Connecticut Municipal Bond Fund
--------------------------------------------------------------------------------

Class
(Inception
Date)                      Investment Operations            Less Distributions
----------------------------------------------------------------------------------------------------------
                                           Net
                                      Realized/
               Beginning     Net   Unrealized               Net                       Ending
                     Net Invest-       Invest-          Invest-                          Net
Year Ended         Asset    ment         ment              ment  Capital               Asset         Total
February 28/29,    Value  Income   Gain (Loss)  Total    Income    Gains    Total      Value    Return (a)
----------------------------------------------------------------------------------------------------------
Class A (7/87)**
         2000     $10.90   $.53     $  (.94)   $ (.41)  $  (.53)   $ --     $ (.53)   $ 9.96       (3.84)%
----------------------------------------------------------------------------------------------------------
         1999      10.85    .53         .06       .59      (.54)     --       (.54)    10.90        5.51
         1998      10.51    .56         .34       .90      (.56)     --       (.56)    10.85        8.75
         1997 (c)  10.23    .42         .28       .70      (.42)     --       (.42)    10.51        6.96
         1996 (d)  10.38    .57        (.14)      .43      (.58)     --       (.58)    10.23        4.18
         1995 (d)  10.17    .58         .22       .80      (.59)     --       (.59)    10.38        8.21

Class B (2/97)
         2000      10.88    .45        (.94)     (.49)     (.45)     --       (.45)     9.94       (4.57)
         1999      10.83    .46         .05       .51      (.46)     --       (.46)    10.88        4.77
         1998      10.51    .48         .32       .80      (.48)     --       (.48)    10.83        7.76
         1997 (e)  10.53    .04        (.02)      .02      (.04)     --       (.04)    10.51         .19

Class C (10/93)**
         2000      10.88    .47        (.93)     (.46)     (.47)     --       (.47)     9.95       (4.31)
         1999      10.83    .48         .05       .53      (.48)     --       (.48)    10.88        4.94
         1998      10.49    .50         .34       .84      (.50)     --       (.50)    10.83        8.17
         1997 (c)  10.22    .38         .27       .65      (.38)     --       (.38)    10.49        6.43
         1996 (d)  10.36    .52        (.14)      .38      (.52)     --       (.52)    10.22        3.71
         1995 (d)  10.16    .53         .20       .73      (.53)     --       (.53)    10.36        7.53

Class R (2/97)
         2000      10.93    .55        (.94)     (.39)     (.55)     --       (.55)     9.99       (3.63)
         1999      10.87    .56         .06       .62      (.56)     --       (.56)    10.93        5.83
         1998      10.51    .58         .36       .94      (.58)     --       (.58)    10.87        9.17
         1997 (e)  10.55    .01        (.05)     (.04)       --      --         --     10.51        (.38)
----------------------------------------------------------------------------------------------------------
                                           Ratios/Supplemental Data
                                                          Ratio
                                                         of Net
                                      Ratio of       Investment
                                      Expenses        Income to      Portfolio
Year Ended           Ending Net     to Average          Average       Turnover
February 28/29,    Assets (000) Net Assets (b)   Net Assets (b)           Rate
------------------------------------------------------------------------------
Class A (7/87)**
         2000          $196,416            .88%            5.09%            22%
------------------------------------------------------------------------------
         1999           220,721            .86             4.92              7
         1998           216,436            .78             5.22             12
         1997 (c)       209,873            .79*            5.41*            20
         1996 (d)       202,219            .74             5.52             24
         1995 (d)       203,210            .73             5.84             25

Class B (2/97)
         2000            15,931           1.64             4.37             22
         1999            11,223           1.61             4.17              7
         1998             3,713           1.52             4.43             12
         1997 (e)           102           1.12*            7.08*            20

Class C (10/93)**
         2000            16,181           1.43             4.54             22
         1999            16,198           1.41             4.37              7
         1998            11,586           1.33             4.67             12
         1997 (c)         7,087           1.34*            4.88*            20
         1996 (d)         7,243           1.29             4.96             24
         1995 (d)         5,536           1.28             5.27             25

Class R (2/97)
         2000             1,337            .68             5.31             22
         1999               979            .66             5.13              7
         1998               590            .57             5.38             12
         1997 (e)            --             --            10.97*            20
------------------------------------------------------------------------------

  * Annualized.

 ** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of the predecessor fund, Flagship Connecticut Double Tax Exempt.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .87%, 1.63%, 1.42% and .67% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.10%, 4.38%, 4.55% and 5.32% for classes A, B, C and R, respectively.

(c) For the nine months ended February 28.

(d) For the fiscal year ended May 31.

(e) From commencement of class operations as noted.


26       Section 5  Financial Highlights

--------------------------------------------------------------------------------
Nuveen New Jersey Municipal Bond Fund
--------------------------------------------------------------------------------

Class
(Inception
Date)                      Investment Operations         Less Distributions       Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
                                             Net
                                       Realized/
                  Beginning     Net   Unrealized                Net                      Ending
                        Net Invest-      Invest-            Invest-                         Net
Year Ended            Asset    ment         ment               ment  Capital              Asset       Total
February 28/29,       Value  Income  Gain (Loss)      Total  Income    Gains     Total    Value  Return (a)
----------------------------------------------------------------------------------------------------------
Class A (9/94)**
          2000      $ 10.60  $ .49      $ (.87)    $  (.38) $  (.49)    $ --   $ (.49)  $  9.73      (3.67)%
----------------------------------------------------------------------------------------------------------
          1999        10.61    .53        (.01)        .52     (.53)      --     (.53)    10.60       5.00
          1998        10.26    .55         .36         .91     (.56)      --     (.56)    10.61       9.06
          1997 (c)    10.22    .05         .04         .09     (.05)      --     (.05)    10.26        .85
          1997 (d)    10.40    .48        (.15)        .33     (.51)      --     (.51)    10.22       3.31
          1996 (d)     9.73    .51         .69        1.20     (.53)      --     (.53)    10.40      12.63

Class B (2/97)

         2000         10.60    .41        (.88)       (.47)    (.41)      --     (.41)     9.72      (4.51)
         1999         10.61    .45        (.01)        .44     (.45)      --     (.45)    10.60       4.23
         1998         10.26    .48         .35         .83     (.48)      --     (.48)    10.61       8.25
         1997 (c)     10.22    .05         .03         .08     (.04)      --     (.04)    10.26        .78

Class C (9/94)**
         2000         10.58    .43        (.88)       (.45)    (.43)      --     (.43)     9.70      (4.29)
         1999         10.59    .47        (.01)        .46     (.47)      --     (.47)    10.58       4.48
         1998         10.25    .50         .34         .84     (.50)      --     (.50)    10.59       8.40
         1997 (c)     10.20    .04         .05         .09     (.04)      --     (.04)    10.25        .90
         1997 (d)     10.38    .41        (.16)        .25     (.43)      --     (.43)    10.20       2.53
         1996 (d)      9.71    .44         .68        1.12     (.45)      --     (.45)    10.38      11.80

Class R (12/91)**
         2000         10.60    .51        (.87)       (.36)    (.51)      --     (.51)     9.73      (3.47)
         1999         10.62    .55        (.02)        .53     (.55)      --     (.55)    10.60       5.13
         1998         10.27    .58         .35         .93     (.58)      --     (.58)    10.62       9.29
         1997 (c)     10.23    .05         .04         .09     (.05)      --     (.05)    10.27        .86
         1997 (d)     10.41    .49        (.14)        .35     (.53)      --     (.53)    10.23       3.55
         1996 (d)      9.74    .55         .68        1.23     (.56)      --     (.56)    10.41      12.88
----------------------------------------------------------------------------------------------------------
Class
(Inception
Date)                               Ratios/Supplemental Data
--------------------------------------------------------------------------------
                                                           Ratio
                                                          of Net
                                      Ratio of        Investment
                                      Expenses         Income to       Portfolio
Year Ended          Ending Net      to Average           Average        Turnover
February 28/29,   Assets (000)  Net Assets (b)    Net Assets (b)            Rate
--------------------------------------------------------------------------------
Class A (9/94)**
          2000         $46,235             .93%             4.80%             26%
--------------------------------------------------------------------------------
          1999          53,442             .66              4.98              10
          1998          35,782             .60              5.33              16
          1997 (c)      27,879             .55*             5.89*             --
          1997 (d)      17,072            1.00              4.98              10
          1996 (d)      10,661            1.00              5.10              39

Class B (2/97)

         2000           13,681            1.69              4.06              26
         1999           11,368            1.39              4.25              10
         1998            2,981            1.36              4.57              16
         1997 (c)           74            1.27*             6.21*             --

Class C (9/94)**
         2000           10,007            1.48              4.26              26
         1999           10,290            1.21              4.43              10
         1998            5,733            1.16              4.77              16
         1997 (c)        2,712            1.10*             5.35*             --
         1997 (d)        2,611            1.75              4.22              10
         1996 (d)        1,065            1.75              4.37              39

Class R (12/91)**
         2000           40,058             .73              5.00              26
         1999           46,033             .47              5.17              10
         1998           44,817             .40              5.53              16
         1997 (c)       42,651             .35*             6.09*             --
         1997 (d)       42,905             .75              5.24              10
         1996 (d)       43,304             .75              5.43              39
--------------------------------------------------------------------------------

  * Annualized.

 ** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New Jersey Tax-Free Value.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .91%, 1.67%, 1.47% and .71% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.82%, 4.08%, 4,27% and 5.02% for classes A, B, C and R, respectively.

(c) For the one month ended February 28.

(d) For the fiscal year ended January 31.





                                           Section 5  Financial Highlights    27

--------------------------------------------------------------------------------
Nuveen New York Municipal Bond Fund
--------------------------------------------------------------------------------

Class
(Inception
Date)                             Investment Operations             Less Distributions
----------------------------------------------------------------------------------------------------------
                                              Net
                                        Realized/
                Beginning        Net   Unrealized                 Net                     Ending
                      Net    Invest-      Invest-             Invest-                        Net
Year Ended          Asset       ment         ment                ment  Capital             Asset    Total
February 28/29,     Value     Income  Gain (Loss)     Total    Income    Gains    Total    Value    Return (a)
----------------------------------------------------------------------------------------------------------
Class A (9/94)**
         2000     $ 11.03      $ .58     $ (.85)    $ (.27)   $ (.57)  $ (.02)  $ (.59)  $ 10.17      (2.44)%
----------------------------------------------------------------------------------------------------------
         1999       10.97        .55        .06        .61      (.55)      --     (.55)    11.03       5.69
         1998       10.53        .57        .44       1.01      (.57)      --     (.57)    10.97       9.84
         1997       10.61        .59       (.07)       .52      (.56)    (.04)    (.60)    10.53       5.07
         1996       10.12        .56        .48       1.04      (.55)      --     (.55)    10.61      10.52

Class B (2/97)
         2000       11.04        .51       (.86)      (.35)     (.49)    (.02)    (.51)    10.18      (3.18)
         1999       10.98        .47        .06        .53      (.47)      --     (.47)    11.04       4.88
         1998       10.53        .49        .45        .94      (.49)      --     (.49)    10.98       9.10
         1997 (c)   10.48        .05        .04        .09      (.04)      --     (.04)    10.53        .87

Class C (9/94)**
         2000       11.06        .52       (.85)      (.33)     (.51)    (.02)    (.53)    10.20      (2.97)
         1999       11.01        .49        .05        .54      (.49)      --     (.49)    11.06       5.00
         1998       10.56        .51        .45        .96      (.51)      --     (.51)    11.01       9.31
         1997       10.64        .55       (.11)       .44      (.48)    (.04)    (.52)    10.56       4.31
         1996       10.11        .48        .53       1.01      (.48)      --     (.48)    10.64      10.13

Class R (12/86)**
         2000       11.06        .60       (.84)      (.24)     (.60)    (.02)    (.62)    10.20      (2.21)
         1999       11.00        .58       .05        .63       (.57)    --       (.57)    11.06       5.88
         1998       10.55        .59       .45         1.04     (.59)    --       (.59)    11.00      10.11
         1997       10.64        .59       (.05)       .54      (.59)    (.04)    (.63)    10.55       5.26
         1996       10.15        .58       .49         1.07     (.58)    --       (.58)    10.64      10.80
----------------------------------------------------------------------------------------------------------
Class
(Inception
Date)                           Ratios/Supplemental Data
------------------------------------------------------------------------
                                                       Ratio
                                                      of Net
                                     Ratio of     Investment
                                     Expenses      Income to   Portfolio
Year Ended         Ending Net      to Average        Average    Turnover
February 28/29,  Assets (000)  Net Assets (b) Net Assets (b)        Rate
------------------------------------------------------------------------
Class A (9/94)**
         2000        $81,857           .61%         5.49%          19%
------------------------------------------------------------------------
         1999         80,549           .79          5.03           28
         1998         78,038           .77          5.27           30
         1997         71,676           .89          5.45           37
         1996         15,732           .99          5.31           47

Class B (2/97)
         2000         19,803          1.33          4.81           19
         1999         12,121          1.57          4.27           28
         1998          4,311          1.50          4.49           30
         1997 (c)        124          1.44*         6.07*          37

Class C (9/94)**
         2000         10,374          1.16          4.95           19
         1999          8,858          1.35          4.47           28
         1998          6,233          1.32          4.71           30
         1997          3,965          1.57          4.80           37
         1996            646          1.73          4.55           47

Class R (12/86)**
         2000        138,303           .42          5.67           19
         1999        157,209           .59          5.23           28
         1998        160,142           .57          5.47           30
         1997        152,598           .69          5.57           37
         1996        154,776           .74          5.57           47

  *  Annualized.

 ** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New York Tax-Free Value.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .60%, 1.32%, 1.15% and .41% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.50%, 4.82%, 4.96% and 5.68% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.



28       Section 5  Financial Highlights

--------------------------------------------------------------------------------
Nuveen New York Insured Municipal Bond Fund
--------------------------------------------------------------------------------



Class
(Inception
Date)                   Investment Operations                         Less Distributions
-----------------------------------------------------------------------------------------------------------------
                                               Net
                                         Realized/
                 Beginning       Net    Unrealized                  Net                        Ending
                       Net   Invest-       Invest-              Invest-                           Net
Year Ended           Asset      ment          ment                 ment   Capital               Asset       Total
February 28/29,      Value    Income   Gain (Loss)      Total    Income     Gains      Total    Value  Return (a)
-----------------------------------------------------------------------------------------------------------------
Class A (9/94)
         2000     $ 10.73      $ .52      $ (.79)   $   (.27)   $ (.51)   $   --     $ (.51)  $  9.95     (2.50)%
-----------------------------------------------------------------------------------------------------------------
         1999       10.76        .51         .01         .52      (.52)     (.03)      (.55)    10.73      4.91
         1998       10.50        .53         .26         .79      (.53)       --       (.53)    10.76      7.76
         1997       10.61        .55        (.14)        .41      (.52)       --       (.52)    10.50      4.02
         1996       10.15        .57         .49        1.01      (.52)     (.03)**    (.55)    10.61     10.19

Class B (2/97)
         2000       10.74        .44        (.79)       (.35)     (.43)       --       (.43)     9.96     (3.26)
         1999       10.76        .44          --         .44      (.43)     (.03)      (.46)    10.74      4.19
         1998       10.50        .45         .26         .71      (.45)       --       (.45)    10.76      6.96
         1997 (c)   10.53        .03        (.02)        .01      (.04)       --       (.04)    10.50       .07

Class C (9/94)
         2000       10.73        .46        (.80)       (.34)     (.45)       --       (.45)     9.94     (3.17)
         1999       10.74        .46         .02         .48      (.46)     (.03)      (.49)    10.73      4.53
         1998       10.48        .47         .26         .73      (.47)       --       (.47)    10.74      7.16
         1997       10.61        .47        (.16)        .31      (.44)       --       (.44)    10.48      3.06
         1996       10.12        .44         .53         .97      (.45)     (.03)**    (.48)    10.61      9.71

Class R (12/86)
         2000       10.74        .54        (.80)       (.26)     (.53)       --       (.53)     9.95     (2.43)
         1999       10.76        .53         .02         .55      (.54)     (.03)      (.57)    10.74      5.18
         1998       10.49        .55         .27         .82      (.55)       --       (.55)    10.76      8.04
         1997       10.61        .55        (.13)        .42      (.54)       --       (.54)    10.49      4.15
         1996       10.15        .55         .49        1.04      (.55)     (.03)**    (.58)    10.61     10.51
-----------------------------------------------------------------------------------------------------------------

Class
(Inception
Date)                              Ratios/Supplemental Data
------------------------------------------------------------------------------
                                                            Ratio
                                                           of Net
                                       Ratio of        Investment
                                       Expenses         Income to    Portfolio
Year Ended           Ending Net      to Average           Average     Turnover
February 28/29,    Assets (000)  Net Assets (b)    Net Assets (b)         Rate
------------------------------------------------------------------------------
Class A (9/94)
         2000         $ 54,364             .90%             5.02%         16%
-----------------------------------------------------------------------------
         1999           52,448             .92              4.78          16
         1998           44,721             .88              4.98          17
         1997           35,957             .92              5.04          29
         1996           24,747             .93              4.97          17

Class B (2/97)
         2000           15,893            1.65              4.28          16
         1999           13,374            1.67              4.04          16
         1998            5,982            1.65              4.24          17
         1997 (c)        1,279            1.64*             5.17*         29

Class C (9/94)
         2000            4,627            1.45              4.48          16
         1999            4,103            1.47              4.25          16
         1998            2,310            1.43              4.43          17
         1997            2,015            1.67              4.28          29
         1996            1,369            1.69              4.21          17

Class R (12/86)
         2000          260,469             .70              5.21          16
         1999          301,805             .72              4.98          16
         1998          313,647             .68              5.18          17
         1997          319,208             .68              5.28          29
         1996          343,348             .67              5.26          17
-----------------------------------------------------------------------------

  * Annualized.

 ** The amounts shown include distributions in excess of capital gains of $.0024 per share.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .90%, 1.65%, 1.45% and .70% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.02%, 4.28%, 4.48% and 5.21% for classes A, B, C and R, respectively.

(c) From commencement of class operations as noted.

                                            Section 5  Financial Highlights   29

Appendix  Additional State Information

          Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

          Connecticut

          Although it continues to lag the nation in job growth, Connecticut's economy has performed relatively well recently, helping to narrow the gap with the national economy. The State recently reclaimed the jobs it lost to the recession of the early 1990's and Connecticut continues to post the strongest income gains in the country. Once heavily reliant on the insurance, defense manufacturing, finance and real estate industries, the State's economy has become more diversified, benefiting from growth in service sector employment and personal services, health care, legal services, private education and gaming. Unemployment has improved and is now below national averages, registering 2.3% in April 2000 versus the national average of 3.9% for the same time period. Since 1995, the State has experienced slow, steady population growth, although it has not yet replaced all of the residents it lost during the recession of the early 1990's. According to one report, none of Connecticut's ten fastest growing cities has a population exceeding 25,000 residents. Connecticut continues to rank first among states in per capita personal income ($39,167). However, the State's urban centers continue to struggle with population losses, above average rates of unemployment, and lower per capita income levels.

          As of June 1, 2000, Moody's, Standard & Poor's, and Fitch affirmed their Aa3, AA, and AA ratings, respectively, on the State's general obligation debt. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State of Connecticut will maintain its current credit ratings.

          Tax Treatment.

          The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and possessions. The portion of the Connecticut Fund's monthly dividends that is

30  Appendix
          attributable to income earned on other obligations will be subject to the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut municipal bonds), or if you sell or exchange Connecticut Fund shares and realize a capital gain on the transaction.

          The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

          New Jersey

          New Jersey's economic base remains among the most diverse in the country. The State's economic growth rates continue to outpace regional growth rates, although they remain below the national average. The State has recovered the jobs it lost during the national recession of the early 1990's, which severely affected New Jersey and much of the Northeast region. As a result, the State's unemployment rate has dropped to record low levels registering at 3.8% as of April 1, 2000, down from 4.3% the previous year. Although its income growth rate lagged or just equaled the national rate, New Jersey remains one of the country's wealthiest states, with a per capita income of $36,106 in 1999, ranking it second among the states in per capita income.

          As of June 1, 2000, New Jersey's general obligation bonds were rated Aa1 by Moody's, AA+ by Standard and Poor's, and AA+ by Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State of New Jersey will maintain its current credit ratings.

          Tax Treatment.

          The New Jersey Fund's regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Fund distributes dividends attributable to income earned on other obligations. If you realize a capital gain on the sale or exchange of shares of the New Jersey Fund, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Fund, you may not use the loss to offset other New Jersey taxable capital gains.

          The treatment of corporate shareholders of the New Jersey Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

          New York

          New York State's economy has improved, but continues to lag the nation in several areas, including job growth and unemployment. The recent success of the financial sector in New York State has led to a 21% increase in personal income since 1995, although the State continues to slightly lag the national average. However, New York State remains one of the wealthier states in the nation. Per capita personal income was $33,946 in 1999 and the State's unemployment rate through April 2000 was 4.6%.

                                                                    Appendix  31

          Through June 1, 2000, New York State was also the largest debt issuer in the nation.

          Overall, the economies of the State, and particularly of New York City, have benefited from the strong results of the U.S. stock market and overall financial sector. This sector is, however, more volatile than some of the other employment sectors. As a result, because the State and City economies remain more reliant on the securities industry than is the national economy, both the State and City remain susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. In addition, the benefits of the expansion in this sector have not been distributed evenly across the population in New York City; the income gap between the highest and lowest wage earners in the City has widened to one of the largest gaps in the nation.

          Improvement in the upstate economi es has not been as pronounced as in downstate areas, like New York City, because many upstate communities have not participated as fully in the recent economic expansion. Population and employment growth levels in the upstate counties have been minimal and have not approached averages of downstate counties. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas.

          Upstate and downstate areas have been hampered in part by the State's very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

          As of June 1, 2000, Moody's, Standard & Poor's, and Fitch maintained ratings of A3, A-, and A+ on the City's general obligation debt, respectively. As of June 1, 2000, Moody's, Standard & Poor's, and Fitch maintained ratings of A2, A, and A+ on the State's general obligation debt, respectively. These ratings reflect the City's and the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that New York City or the State of New York will maintain their current credit ratings.

          Tax Treatment.

          The New York Funds' regular monthly dividends will not be subject to New York State or New York City personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obligations of U.S. territories and possessions that is exempt from federal taxation. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obligations will be subject to New York State or New York City personal income taxes. You also will be subject to New York State and New York City personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains, or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.

          The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

32  Appendix

          Nuveen Mutual Funds

          Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

          Growth

          International Growth Fund
          Innovation Fund
          Nuveen Rittenhouse Growth Fund

          Growth and Income

          European Value Fund
          Growth and Income Stock Fund
          Balanced Stock and Bond Fund
          Balanced Municipal and Stock Fund
          Dividend and Growth Fund

          Income

          Income Fund
          Floating Rate Fund/1/

          Tax-Free Income

          National Municipal Bond Funds

          High Yield
          Long-term
          Insured Long-term
          Intermediate-term
          Limited-term

          State Municipal Bond Funds

          Arizona               Louisiana              North Carolina
          California/2/         Maryland               Ohio
          Colorado              Massachusetts/2/       Pennsylvania
          Connecticut           Michigan               Tennessee
          Florida               Missouri               Virginia
          Georgia               New Jersey             Wisconsin
          Kansas                New Mexico
          Kentucky              New York/2/

          Cash Reserves

          Money Market Fund
          Municipal Money Market Fund
          California Tax-Exempt Money Market Fund
          New York Tax-Exempt Money Market Fund

          Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Call Nuveen at (800) 257-8787 to request a free copy of the SAI or other fund information; or ask your financial advisor for copies.

          You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07755.


          1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

          2. Long-term and insured long-term portfolios.

NUVEEN
   Investments


   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   (800) 257-8787
   www.nuveen.com

                                                               N U V E E N
                                                                     Investments

Municipal Bond
Funds


                           PROSPECTUS  JUNE 28, 2000


Dependable, tax-free income to help you keep more of what you earn.

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK(SM)

                                    [PHOTO APPEARS HERE]

California
California Insured

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information


Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction...............................................................   1
Nuveen California Municipal Bond Fund......................................   2
Nuveen California Insured Municipal Bond Fund..............................   4

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds......................................................   6
What Securities We Invest In...............................................   7
How We Select Investments..................................................   9
What the Risks Are.........................................................   9
How We Manage Risk.........................................................  10

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer................................................  11
How to Reduce Your Sales Charge............................................  12
How to Buy Shares..........................................................  13
Systematic Investing.......................................................  14
Systematic Withdrawal......................................................  15
Special Services...........................................................  15
How to Sell Shares.........................................................  16

Section 4  General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes.........................................  18
Distribution and Service Plans.............................................  19
Net Asset Value............................................................  20

Fund Service Providers.....................................................  21


Section 5  Financial Highlights

This section provides the funds' financial performance for the past 5 years....................................................................  22
Appendix   Additional State Information....................................  24

                                                              June 28, 2000

Section 1  The Funds

                        Nuveen California Municipal Bond Fund
                        Nuveen California Insured Municipal Bond Fund

--------------------------------------------------------------------------------
                   Introduction
--------------------------------------------------------------------------------

                   This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED          MAY LOSE VALUE         NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                         Section 1  The Funds  1

                     Nuveen California Municipal Bond Fund

Fund Overview

--------------------------------------------------------------------------------
Investment Objective
--------------------------------------------------------------------------------

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

     .    Earn regular monthly tax-free dividends;

     .    Preserve investment capital over time;

     .    Reduce taxes on investment income; or

     . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

     .    Pursue long term growth;

     .    Invest through an IRA or 401(k) plan; or

     .    Avoid fluctuations in share price.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/


[BAR CHART APPEARS HERE]

 Class A Annual Returns

1990                 5.9
1991                10.8
1992                 9.0
1993                11.1
1994                -7.0
1995                17.5
1996                 4.7
1997                 8.4
1998                 5.6
1999                -3.2














During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 7.09% and -6.03%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                          Average Annual Total Returns for
                        the Periods Ending December 31, 1999
                        ------------------------------------
Class                      1 Year       5 Year    10 Year
------------------------------------------------------------
Class A (Offer)            -7.26%       5.48%      5.60%
Class B                    -7.57%       5.46%      5.48%
Class C                    -3.71%       5.73%      5.36%
Class R                    -2.96%       6.62%      6.33%
------------------------------------------------------------
LB Market
 Benchmark/2/              -2.06%       6.91%      6.89%
Lipper
 Peer Group/3/             -4.34%       6.45%      6.27%


2  Section 1  The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                          A              B              C              R/5/
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                     4.20%/6/         None           None           None
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                          None             None           None           None
------------------------------------------------------------------------------------------------------------
Exchange Fees                                    None             None           None           None
------------------------------------------------------------------------------------------------------------
Deferred Sales Charge/7/                         None/8/          5%/9/             1%/10/      None
------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                         A              B              C              R
------------------------------------------------------------------------------------------------------------
Management Fees                                   .54%           .54%           .54%           .54%
------------------------------------------------------------------------------------------------------------
12b-1 Distribution and Service Fees               .20%           .95%           .75%            --%
------------------------------------------------------------------------------------------------------------
Other Expenses                                    .12%           .12%           .12%           .12%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                                  .86%          1.61%          1.41%           .66%
------------------------------------------------------------------------------------------------------------
     After Expense Reimbursements
     -------------------------------------------------------------------------------------------------------
     Expense Reimbursements                      (.01%)         (.01%)         (.01%)         (.01%)
     -------------------------------------------------------------------------------------------------------
     Total Annual Fund
     Operating Expenses---Net                     .85%          1.60%          1.40%           .65%
     -------------------------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                                               Redemption                     No Redemption
Share Class                           A        B       C       R       A        B        C       R
-----------------------------------------------------------------------------------------------------------
1 Year                            $  504   $  559   $  144   $ 67   $  504   $  164   $  144   $ 67
-----------------------------------------------------------------------------------------------------------
3 Years                           $  683   $  827   $  446   $211   $  683   $  508   $  446   $211
-----------------------------------------------------------------------------------------------------------
5 Years                           $  877   $  991   $  771   $368   $  877   $  876   $  771   $368
-----------------------------------------------------------------------------------------------------------
10 Years                          $1,436   $1,710   $1,691   $822   $1,436   $1,710   $1,691   $822
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 2/29/00)
--------------------------------------------------------------------------------


Portfolio Statistics

Average Effective Maturity                                        20.06 years
-----------------------------------------------------------------------------
Average Duration                                                         9.31
-----------------------------------------------------------------------------
Weighted Average Credit Quality                                             A
-----------------------------------------------------------------------------
Number of Issues                                                           78
-----------------------------------------------------------------------------

Credit Quality


AAA/U.S. Guaranteed                                                       34%
-----------------------------------------------------------------------------
AA                                                                         7%
-----------------------------------------------------------------------------
A                                                                         15%
-----------------------------------------------------------------------------
BBB/NR                                                                    44%
-----------------------------------------------------------------------------

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Housing/Multi-Family        18%
U.S. Guaranteed             10%
Transporation                9%
Healthcare                  13%
Other                       25%
Tax Obligation Limited      25%

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/00 was 3.09%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper California Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper California Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of the lesser of purchase price or redemption proceeds.


8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

                                                         Section 1  The Funds  3

[LOGO]
Nuveen California Insured Municipal Bond Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily purchases insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

     .    Earn regular monthly tax-free dividends;

     .    Preserve investment capital over time;

     .    Reduce taxes on investment income; or

     . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

     .    Pursue long term growth;

     .    Invest through an IRA or 401(k) plan; or

     .    Avoid fluctuations in share price.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

[CHART APPEARS HERE]


Class A Annual Returns

1990               6.4
1991              11.2
1992               9.1
1993              12.0
1994              -7.0
1995              18.8
1996               4.0
1997               7.9
1998               5.4
1999              -3.9

During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 7.93% and -6.51%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                           Average Annual Total Returns for
                         the Periods Ending December 31, 1999
                         ------------------------------------
Class                           1 Year   5 Year   10 Year
-------------------------------------------------------------
Class A (Offer)                 -7.95%    5.29%     5.70%
Class B                         -8.28%    5.27%     5.54%
Class C                         -4.41%    5.55%     5.38%
Class R                         -3.73%    6.43%     6.39%
-------------------------------------------------------------
LB Market
 Benchmark/2/                   -2.06%    6.91%     6.89%
Lipper
 Peer Group/3/                  -4.59%    6.30%     6.51%

4  Section 1  The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                        A                B              C              R/5/
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                     4.20%/6/         None           None           None
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                          None             None           None           None
-----------------------------------------------------------------------------------------------------------
Exchange Fees                                    None             None           None           None
-----------------------------------------------------------------------------------------------------------
Deferred Sales Charge/7/                         None/8/             5%/9/          1%/10/      None
-----------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                        A                B              C              R
-----------------------------------------------------------------------------------------------------------
Management Fees                                   .54%           .54%           .54%           .54%
-----------------------------------------------------------------------------------------------------------
12b-1 Distribution and Service Fees               .20%           .95%           .75%            --%
-----------------------------------------------------------------------------------------------------------
Other Expenses                                    .15%           .15%           .15%           .15%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross +                                  .89%          1.64%          1.44%           .69%
-----------------------------------------------------------------------------------------------------------

     + After Expense Reimbursements
     ------------------------------------------------------------------------------------------------------
     Expense Reimbursements                      (.01%)         (.01%)         (.01%)         (.01%)
     ------------------------------------------------------------------------------------------------------
     Total Annual Fund

     Operating Expenses---Net                     .88%          1.63%          1.43%           .68%
     ------------------------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                                         Redemption                         No Redemption
Share Class                     A        B         C       R       A         B         C       R
-----------------------------------------------------------------------------------------------------------
1 Year                      $  507    $  562   $  147    $ 70   $  507    $  167    $  147   $ 70
-----------------------------------------------------------------------------------------------------------
3 Years                     $  692    $  836   $  456    $221   $  692    $  517    $  456   $221
-----------------------------------------------------------------------------------------------------------
5 Years                     $  892    $1,006   $  787    $384   $  892    $  892    $  787   $384
-----------------------------------------------------------------------------------------------------------
10 Years                    $1,470    $1,743   $1,724    $859   $1,470    $1,743    $1,724   $859
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 2/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics

Average Effective Maturity                                       20.07 years
----------------------------------------------------------------------------
Average Duration                                                        9.04
----------------------------------------------------------------------------
Weighted Average Credit Quality                                          AAA
----------------------------------------------------------------------------
Number of Issues                                                          62
----------------------------------------------------------------------------

Credit Quality

Insured                                                                  79%
----------------------------------------------------------------------------
Insured and U.S. Guaranteed                                              19%
----------------------------------------------------------------------------
U.S. Guaranteed                                                           2%
----------------------------------------------------------------------------

Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]


Healthcare                   6%
U.S. Guaranteed             21%
Tax Obligation/General      19%
Housing MultiFamily          8%
Other                       16%
Tax Obligation/Limited      30%

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/00 was 3.40%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper California Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of the lesser of purchase price or redemption proceeds.


8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                         Section 1  The Funds  5

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

--------------------------------------------------------------------------------
Who Manages the Funds
--------------------------------------------------------------------------------

Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIM advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.

Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

William M. Fitzgerald has been the portfolio manager for the California Funds since July 1998. Mr. Fitzgerald has been a portfolio manager for Nuveen Advisory since 1990, and currently manages investments for twelve Nuveen-sponsored investment companies.

For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

Nuveen California Municipal Bond Fund                                       .54%
-------------------------------------------------------------------------------

Nuveen California Insured Municipal Bond Fund                               .54%
-------------------------------------------------------------------------------



6  Section 2   How We Manage Your Money

--------------------------------------------------------------------------------
What Securities We Invest In
--------------------------------------------------------------------------------

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

California and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters". Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                                          Section 2  How We Manage Your Money  7

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.


Insurance

The California Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the California Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Assurance Corporation, Financial Security Assurance, Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The California Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

Short-Term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk-Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not be able to achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

8  Section 2   How We Manage Your Money

Delayed-Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

--------------------------------------------------------------------------------
How We Select Investments
--------------------------------------------------------------------------------


Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

--------------------------------------------------------------------------------
What the Risks Are
--------------------------------------------------------------------------------

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities,

                                          Section 2  How We Manage Your Money  9
whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

State Concentration risk: Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of the fund's distributions.

--------------------------------------------------------------------------------
How We Manage Risk
--------------------------------------------------------------------------------

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within California as well as across different industry sectors. The California Insured Fund also limits investment risk by primarily buying insured municipal bonds.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

     .    25% in any one industry such as electric utilities or health care.

     .    10% in borrowings (33% if used to meet redemptions).

     . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

10  Section 2   How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

--------------------------------------------------------------------------------
What Share Classes We Offer
--------------------------------------------------------------------------------

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets which compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                     Authorized Dealer
                                    Sales Charge as % of    Sales Charge as % of    Commission as % of
Amount of Purchase                  Public Offering Price   Net Amount Invested   Public Offering Price
Less than $50,000                             4.20%                 4.38%                   3.70%
---------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                4.00%                 4.18%                   3.50%
---------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000               3.50%                 3.63%                   3.00%
---------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000               2.50%                 2.56%                   2.00%
---------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000             2.00%                 2.04%                   1.50%
---------------------------------------------------------------------------------------------------------
$1,000,000 and over                             --/1/                 --                    1.00%/1/
---------------------------------------------------------------------------------------------------------

1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of the fund's average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                   Section 3 How You Can Buy and Sell Shares  11

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase     0-1   1-2   2-3   3-4   4-5   5-6   Over 6

CDSC                       5%    4%    4%    3%    2%    1%  None

-------------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of the fund's average daily assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

--------------------------------------------------------------------------------
How to Reduce Your Sales Charge
--------------------------------------------------------------------------------

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge               Class A Sales Charge               Class R Eligibility
Reductions                         Waivers
 .    Rights of accumulation        .    Nuveen Defined Portfolio      .    Certain employees and
                                        or Exchange-Traded Fund            directors of Nuveen or
 .    Letter of intent                   reinvestment                       employees of authorized
                                                                           dealers
 .    Group purchase                .    Certain employees and
                                        directors of Nuveen or        .    Bank trust departments
                                        employees of authorized
                                        dealers

                                   .    Bank trust departments

12  Section 3  How You Can Buy and Sell Shares

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

--------------------------------------------------------------------------------
How to Buy Shares
--------------------------------------------------------------------------------

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                                  Section 3  How You Can Buy and Sell Shares  13

--------------------------------------------------------------------------------
Systematic Investing
--------------------------------------------------------------------------------

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing. To participate in systematic investing, simply complete the appropriate section of the account application form or submit an Account Update Form.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[CHART APPEARS HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

14  Section 3   How You Can Buy and Sell Shares

--------------------------------------------------------------------------------
Systematic Withdrawal
--------------------------------------------------------------------------------

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

--------------------------------------------------------------------------------
Special Services
--------------------------------------------------------------------------------

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                  Section 3  How You Can Buy and Sell Shares  15

--------------------------------------------------------------------------------
How to Sell Shares
--------------------------------------------------------------------------------

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

     .    The fund's name;

     .    Your name and account number;

     .    The dollar or share amount you wish to redeem;

     .    The signature of each owner exactly as it appears on the account;

     . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

     . The address where you want your redemption proceeds sent (if other than the address of record);


16  Section 3   How You Can Buy and Sell Shares

     .    Any certificates you have for the shares; and

     .    Any required signature guarantees.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                  Section 3  How You Can Buy and Sell Shares  17

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest in municipal bonds from California, the regular monthly dividends you receive will be exempt from regular federal and California personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the federal taxation of your benefits.

18  Section 4   General Information

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                            To Equal a Tax-Free Yield of:
----------------------------------------------------------------------------------------------------
                               4.00%           4.50%          5.00%           5.50%         6.00%
     Tax Bracket:           A Taxable Investment Would Need to Yield:
----------------------------------------------------------------------------------------------------
     28.0%                     5.56%           6.25%          6.94%           7.64%         8.33%
----------------------------------------------------------------------------------------------------
     31.0%                     5.80%           6.52%          7.25%           7.97%         8.70%
----------------------------------------------------------------------------------------------------
     36.0%                     6.25%           7.03%          7.81%           8.59%         9.37%
----------------------------------------------------------------------------------------------------
     39.6%                     6.62%           7.45%          8.28%           9.11%         9.93%
----------------------------------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

--------------------------------------------------------------------------------
Distribution and Service Plans
--------------------------------------------------------------------------------

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate

                                              Section 4  General Information  19
authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

20  Section 4   General Information

--------------------------------------------------------------------------------
Fund Service Providers
--------------------------------------------------------------------------------

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                              Section 4  General Information  21

          Section 5  Financial Highlights

                     The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.


Nuveen California Municipal Bond Fund


Class
(Inception
Date)                             Investment Operations                 Less Distributions
---------------------------------------------------------------------------------------------------------------------------------
                                                     Net
                                               Realized/
                    Beginning        Net      Unrealized                   Net                            Ending
                          Net    Invest-         Invest-               Invest-                             Net
Year Ended              Asset       ment            ment                  ment     Capital                Asset         Total
February 28/29,         Value     Income     Gain (Loss)     Total      Income       Gains      Total     Value        Return(a)
---------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000              $10.89       $.55          $(.89)     $(.34)     $(.54)      $   --     $(.54)     $10.01        (3.12)%
     1999               10.91        .54            .03        .57       (.54)       (.05)      (.59)      10.89          5.28
     1998               10.58        .55            .37        .92       (.55)       (.04)      (.59)      10.91          8.87
     1997               10.58        .55           (.01)       .54       (.54)          --      (.54)      10.58          5.29
     1996               10.10        .55            .47       1.02       (.54)          --      (.54)      10.58         10.36
Class B (3/97)
     2000               10.89        .47           (.89)      (.42)      (.47)          --      (.47)      10.00         (3.93)
     1999               10.92        .47            .01        .48       (.46)       (.05)      (.51)      10.89          4.44
     1998 (c)           10.56        .46            .41        .87       (.47)       (.04)      (.51)      10.92          8.39
Class C (9/94)
     2000               10.90        .50           (.90)      (.40)      (.49)          --      (.49)      10.01         (3.74)
     1999               10.92        .49            .02        .51       (.48)       (.05)      (.53)      10.90          4.70
     1998               10.58        .49            .38        .87       (.49)       (.04)      (.53)      10.92          8.36
     1997               10.58        .47           (.01)       .46       (.46)          --      (.46)      10.58          4.53
     1996               10.10        .47            .47        .94       (.46)          --      (.46)      10.58          9.53
Class R (7/86)
     2000               10.91        .57           (.89)      (.32)      (.57)          --      (.57)      10.02         (2.98)
     1999               10.93        .56            .03        .59       (.56)       (.05)      (.61)      10.91          5.50
     1998               10.61        .57            .36        .93       (.57)       (.04)      (.61)      10.93          8.99
     1997               10.60        .57            .01        .58       (.57)          --      (.57)      10.61          5.67
     1996               10.13        .58            .46       1.04       (.57)          --      (.57)      10.60         10.54
---------------------------------------------------------------------------------------------------------------------------------


                                                  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
                                                                         Ratio
                                                                        of Net
                                                 Ratio of           Investment
                                                 Expenses            Income to      Portfolio
Year Ended                 Ending Net          to Average              Average       Turnover
February 28/29,           Assets(000)       Net Assets(b)        Net Assets(b)           Rate
-----------------------------------------------------------------------------------------------
Class A (9/94)
     2000                    $ 48,560                 .86%                5.32%            31%
     1999                      36,568                 .90                 4.97             34
     1998                      29,125                 .90                 5.11             45
     1997                      20,571                 .94                 5.16             74
     1996                      12,709                 .96                 5.27             36
Class B (3/97)
     2000                      10,318                1.61                 4.56             31
     1999                       7,353                1.65                 4.23             34
     1998 (c)                   2,324                1.66*                4.31*            45
Class C (9/94)
     2000                      15,132                1.41                 4.75             31
     1999                      10,353                1.45                 4.43             34
     1998                       4,061                1.45                 4.56             45
     1997                       1,003                1.67                 4.44             74
     1996                         684                1.71                 4.52             36
Class R (7/86)
     2000                     188,512                 .66                 5.47             31
     1999                     220,109                 .71                 5.16             34
     1998                     216,309                 .70                 5.31             45
     1997                     214,253                 .70                 5.41             74
     1996                     216,390                 .71                 5.53             36
-----------------------------------------------------------------------------------------------

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement by the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .85%, 1.60%, 1.40% and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.33%, 4.56%, 4.76% and 5.48% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.


22  Section 5   Financial Highlights

Nuveen California Insured Municipal Bond Fund

Class
(Inception
Date)                                        Investment Operations                    Less Distributions
-------------------------------------------------------------------------------------------------------------------------------
                                                 Net      Realized/                    Net                             Ending
                              Beginning      Invest-     Unrealized                Invest-                                Net
Year Ended                    Net Asset         ment     Investment                   ment    Capital                   Asset
February 28/29,                   Value       Income    Gain (Loss)      Total      Income      Gains        Total      Value
-------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000                        $11.10         $.53         $(.92)     $(.39)      $(.52)      $  --       $(.52)     $10.19
     1999                         11.06          .52           .06        .58        (.53)      (.01)**      (.54)      11.10
     1998                         10.70          .54           .36        .90        (.54)         --        (.54)      11.06
     1997                         10.76          .55          (.08)       .47        (.53)         --        (.53)      10.70
     1996                         10.25          .53           .51       1.04        (.53)         --        (.53)      10.76
Class B (3/97)
     2000                         11.11          .45          (.92)      (.47)       (.44)         --        (.44)      10.20
     1999                         11.06          .44           .06        .50        (.44)      (.01)**      (.45)      11.11
     1998 (c)                     10.67          .45           .40        .85        (.46)         --        (.46)      11.06
Class C (9/94)
     2000                         11.03          .47          (.91)      (.44)       (.46)         --        (.46)      10.13
     1999                         10.98          .46           .06        .52        (.46)      (.01)**      (.47)      11.03
     1998                         10.63          .47           .35        .82        (.47)         --        (.47)      10.98
     1997                         10.67          .46          (.05)       .41        (.45)         --        (.45)      10.63
     1996                         10.15          .45           .51        .96        (.44)         --        (.44)      10.67
Class R (7/86)
     2000                         11.08          .55          (.91)      (.36)       (.54)         --        (.54)      10.18
     1999                         11.04          .54           .06        .60        (.55)      (.01)**      (.56)      11.08
     1998                         10.68          .56           .36        .92        (.56)         --        (.56)      11.04
     1997                         10.74          .56          (.07)       .49        (.55)         --        (.55)      10.68
     1996                         10.23          .56           .50       1.06        (.55)         --        (.55)      10.74
-------------------------------------------------------------------------------------------------------------------------------


                                                         Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
                                                                        Ratio of Net
                                             Ending        Ratio of       Investment
                                                Net     Expenses to        Income to      Portfolio
Year Ended                         Total     Assets     Average Net      Average Net       Turnover
February 28/29,               Return (a)      (000)      Assets (b)       Assets (b)           Rate
---------------------------------------------------------------------------------------------------
Class A (9/94)
     2000                         (3.52)%  $ 52,014             .89%            5.02%           44%
     1999                           5.31     47,300             .93             4.72            25
     1998                           8.66     36,203             .90             4.93            26
     1997                           4.57     27,598             .94             5.05            51
     1996                          10.32     17,250             .97             5.00            38
Class B (3/97)
     2000                          (4.26)    10,909            1.64             4.27            44
     1999                           4.61      8,825            1.68             3.96            25
     1998 (c)                       8.13      2,967            1.66*            4.16*           26
Class C (9/94)
     2000                          (4.03)     6,552            1.44             4.45            44
     1999                           4.81      6,994            1.48             4.17            25
     1998                           7.96      3,226            1.45             4.37            26
     1997                           3.99      1,719            1.67             4.32            51
     1996                           9.67      1,040            1.71             4.26            38
Class R (7/86)
     2000                          (3.27)   158,816             .69             5.20            44
     1999                           5.49    185,428             .74             4.92            25
     1998                           8.86    191,554             .70             5.14            26
     1997                           4.81    195,553             .69             5.30            51
     1996                          10.63    205,642             .70             5.29            38
---------------------------------------------------------------------------------------------------

*    Annualized.

** The amounts shown include distributions in excess of capital gains of $.003 per share.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement by the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .88%, 1.63%, 1.43% and .68% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.02%, 4.28%, 4.46% and 5.20% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

                                             Section 5  Financial Highlights  23

Appendix  Additional State Information



Because the funds primarily purchase municipal bonds from California, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

California

California's economy, the largest in the nation, is undergoing a slow, steady growth following a recession from mid-1990 to late 1993 in which the construction, manufacturing and financial services industries were adversely affected, job losses were severe, and substantial, broad-based revenue shortfalls affected both the state and local governments. California's economy has further diversified. During 1998, the strongest gains were in the construction and services sector. The Asian economic crisis has somewhat dampened the strength of high-tech manufacturing and exports, but the sector continues to post strong results for the State's economy. The construction and services sectors in southern California are more than making up for the decline in the high-tech sector. The State's 1999 average per capita income was $29,819 and through April 2000, the State's unemployment rate was 4.7%, down from 5.3% the previous year.

California's general obligation bonds are rated Aa3 by Moody's, AA- by Standard and Poor's, and AA by Fitch. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the State of California will maintain its current credit ratings.

The taxing authority of California's governmental entities is limited due to the adoption of "Proposition 13" and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on similarly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the state and local governments from spending the proceeds of tax revenues,

24  Appendix
regulatory licenses, user charges or other fees beyond imposed appropriations limits which are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the state must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called "Proposition 62" requires either a majority or 2/3 voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their impact on California municipal bonds or the ability of the state and local governments to pay debt service of California municipal bonds.

On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how a court will interpret Proposition 218.

California's finances have dramatically improved since 1994 and the economy has further diversified. During 1998, the strongest gains were in the construction and services sectors. The Asian economic crisis has somewhat dampened the strength of high-tech manufacturing and exports, but the sector continues to post strong results for the State's economy. The gains in the construction and services sectors in southern California exceed the decline in the high-tech sector. However, should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



                                                                    Appendix  25

Tax Treatment.

The funds' regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on California municipal obligations or U.S. government securities. You will be subject to California personal income taxes, however, to the extent the funds distribute any taxable income or realized capital gains, or if you sell or exchange shares of the funds and realize capital gain on the transaction.

The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

26  Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts/2/
Michigan
Missouri
New Jersey
New Mexico
New York/2/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Call Nuveen at
(800) 257-8787 to request a free copy of the SAI or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07755.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2.   Long-term and insured long-term portfolios.


N U V E E N
          Investments

          John Nuveen & Co. Incorporated
          333 West Wacker Drive
          Chicago, IL 60606-1286

          (800) 257-8787
          www.nuveen.com

                                                                 NUVEEN
                                                                    Investments

MUNICIPAL BOND
FUNDS
        PROSPECTUS  JUNE 28, 2000

Dependable, tax-free income to help you keep more of what you earn.



                  INVEST WELL

            LOOK AHEAD

                  LEAVE YOUR MARK(SM)

                             [Photo appears here]

Massachusetts
Massachusetts Insured

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents


We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information


Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction.............................................   1
Nuveen Massachusetts Municipal Bond Fund.................   2
Nuveen Massachusetts Insured Municipal Bond Fund.........   4


Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds....................................   6
What Securities We Invest In.............................   7
How We Select Investments................................   9
What the Risks Are.......................................   9
How We Manage Risk.......................................  10


Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer..............................  11
How to Reduce Your Sales Charge..........................  12
How to Buy Shares........................................  13
Systematic Investing.....................................  14
Systematic Withdrawal....................................  15
Special Services.........................................  15
How to Sell Shares.......................................  16


Section 4  General Information

This section summarizes the funds' distribution policies and other general information.

Dividends, Distributions and Taxes.......................  18
Distribution and Service Plans...........................  19
Net Asset Value..........................................  20
Fund Service Providers...................................  21


Section 5  Financial Highlights

This section provides the funds' financial
performance for the past five years......................  22
Appendix Additional State Information....................  24

                                                               June 28, 2000


Section 1  The Funds

               Nuveen Massachusetts Municipal Bond Fund
               Nuveen Massachusetts Insured Municipal Bond Fund

--------------------------------------------------------------------------------
          Introduction
--------------------------------------------------------------------------------

          This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.






--------------------------------------------------------------------------------
    NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                           Section 1 The Funds 1

                   Nuveen Massachusetts Municipal Bond Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right for You?

The fund may be a suitable investment for you if you seek to:

     .  Earn regular monthly tax-free dividends;

     .  Preserve investment capital over time;

     .  Reduce taxes on investment income; or

     . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

     .  Pursue long term growth;

     .  Invest through an IRA or 401(k) plan; or

     .  Avoid fluctuations in share price.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                          1990                   5.1
                          1991                  12.2
                          1992                   9.6
                          1993                  11.8
                          1994                  -5.1
                          1995                  15.6
                          1996                   3.9
                          1997                   7.3
                          1998                   5.5
                          1999                  -3.4



During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.48% and-5.19%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                            Annual Total Returns for
                     the Periods Ending December 31, 1999
                     ------------------------------------
Class                               1 Year   5 Year   10 Year
-------------------------------------------------------------
Class A (Offer)                      -7.42%    4.71%     5.62%
Class B                              -7.86%    4.73%     5.48%
Class C                              -3.94%    4.96%     5.34%
Class R                              -3.22%    5.85%     6.31%
-------------------------------------------------------------
LB Market
 Benchmark/2/                        -2.06%    6.91%     6.89%
Lipper
 Peer Group/3/                       -4.21%    5.91%     6.31%

2  Section 1  The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment
Share Class                                                               A         B       C       R/5/
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                                              4.20%/6/  None    None    None
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                                                   None      None    None    None
--------------------------------------------------------------------------------------------------------
Exchange Fees                                                             None      None    None    None
--------------------------------------------------------------------------------------------------------
Deferred Sales Charge/7/                                                  None/8/    5%/9/   1%/10/ None

Annual Fund Operating Expenses/11/

Paid From Fund Assets
Share Class                                                                   A       B       C       R
--------------------------------------------------------------------------------------------------------
Management Fees                                                              .55%    .55%    .55%    .55%
--------------------------------------------------------------------------------------------------------
12b-1 Distribution and Service Fees                                          .20%    .95%    .75%     --%
--------------------------------------------------------------------------------------------------------
Other Expenses                                                               .23%    .23%    .23%    .23%
--------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross/+/                                                            .98%   1.73%   1.53%    .78%
--------------------------------------------------------------------------------------------------------
     +After Expense Reimbursements
     ---------------------------------------------------------------------------------------------------
     Expense Reimbursements                                                 (.04%)  (.04%)  (.04%)  (.04%)
     ---------------------------------------------------------------------------------------------------
     Total Annual Fund Operating
     Expenses-Net                                                            .94%   1.69%   1.49%    .74%
     ---------------------------------------------------------------------------------------------------
     Net expenses reflect a voluntary expense limitation by the fund's investment adviser above its contractual obligation, that may be modified or discontinued at any time.


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund has operating expenses equal to the contractual expense limit (.95%, 1.70%, 1.50%, .75% for Classes A, B, C and R shares, respectively). Your actual costs may be higher or lower.

                              Redemption                              No Redemption
Share Class      A           B          C         R         A          B          C        R
----------------------------------------------------------------------------------------------
1 Year         $  513     $  568     $  153      $ 77    $  513     $  173     $  153     $ 77
----------------------------------------------------------------------------------------------
3 Years        $  710     $  854     $  474      $240    $  710     $  536     $  474     $240
----------------------------------------------------------------------------------------------
5 Years        $  923     $1,037     $  818      $417    $  923     $  923     $  818     $417
----------------------------------------------------------------------------------------------
10 years       $1,537     $1,810     $1,791      $930    $1,537     $1,810     $1,791     $930
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How The Fund Is Invested (As of 2/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics

Average Effective Maturity                                  17.69 years
-----------------------------------------------------------------------
Average Duration                                                   7.53
-----------------------------------------------------------------------
Weighted Average Credit Quality                                      AA
-----------------------------------------------------------------------
Number of Issues                                                     74
-----------------------------------------------------------------------

Credit Quality

AAA/U.S. Guaranteed                                                  52%
-----------------------------------------------------------------------
AA                                                                   15%
-----------------------------------------------------------------------
A                                                                    14%
-----------------------------------------------------------------------
BBB/NR                                                               19%
-----------------------------------------------------------------------

Sector Diversification (Top 5)

                           [Pie chart appears here]

Long-Term Care               13%
Tax Obligation/General       12%
Healthcare                   11%
Housing/Multifamily          13%
Other                        25%
U.S. Guaranteed              26%


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/00 was 2.56%.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt. Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of the lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.



                                                         Section 1  The Funds  3

Nuveen Massachusetts Insured
Municipal Bond Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right for You?

The fund may be a suitable investment for you if you seek to:

     .    Earn regular monthly tax-free dividends;
     .    Preserve investment capital over time;
     .    Reduce taxes on investment income; or
     . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

     .    Pursue long term growth;
     .    Invest through an IRA or 401(k) plan; or
     .    Avoid fluctuations in share price.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ending December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns/1/

                           [Bar Chart Appears Here]

                             Class A Annual Return

    1990                    6.2%
    1991                   11.5%
    1992                    8.9%
    1993                   11.7%
    1994                   -5.0%
    1995                   15.5%
    1996                    3.3%
    1997                    6.9%
    1998                    5.4%
    1999                   -3.2%


During the ten years ending December 31, 1999, the highest and lowest quarterly returns were 6.35% and -5.31%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                                Average Annual Total Returns for
                              the Periods Ending December 31, 1999
                              ------------------------------------
Class                           1 Year      5 Year      10 Year
------------------------------------------------------------------
Class A (Offer)                -7.31%       4.51%        5.48%
Class B                        -7.53%       4.50%        5.34%
Class C                        -3.69%       4.76%        5.21%
Class R                        -3.03%       5.65%        6.19%
------------------------------------------------------------------
LB Market
 Benchmarket/2/                -2.06%       6.91%        6.89%
Lipper
 Peer Group/3/                 -4.21%       5.91%        6.31%

4  Section 1  The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/4/
Paid Directly From Your Investment


Share Class                                 A        B       C      R/5/
------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                             4.20%/6/   None    None    None
------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                   None      None    None    None
------------------------------------------------------------------------
Exchange Fees                             None      None    None    None
------------------------------------------------------------------------
Deferred Sales Charge/7/                  None/8/   5%/9/   1%/10/  None
------------------------------------------------------------------------


Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                 A        B       C      R
------------------------------------------------------------------------
Management Fees                            .55%    .55%    .55%    .55%
------------------------------------------------------------------------
12b-1 Distribution and Service Fees        .20%    .95%    .75%      N%
------------------------------------------------------------------------
Other Expenses                             .27%    .26%    .26%    .27%
------------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross/+/                         1.02%   1.76%   1.56%    .82%
------------------------------------------------------------------------

 + After Expense Reimbursements
------------------------------------------------------------------------
   Expense Reimbursements                 (.02%)  (.01%)  (.01%)  (.02%)
------------------------------------------------------------------------
   Total Annual Fund Operating
   Expenses-Net                           1.00%   1.75%   1.55%    .80%
------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                                  Redemption                         No Redemption
Share Class                A        B        C       R         A       B       C       R
--------------------------------------------------------------------------------------------
1 Year                   $  520   $  574   $  159  $   84    $  520  $  179  $  159  $   84
--------------------------------------------------------------------------------------------
3 Years                  $  731   $  871   $  493  $  262    $  731  $  554  $  493  $  262
--------------------------------------------------------------------------------------------
5 Years                  $  960   $1,068   $  850  $  455    $  960  $  954  $  850  $  455
--------------------------------------------------------------------------------------------
10 years                 $1,615   $1,878   $1,856  $1,014    $1,615  $1,878  $1,856  $1,014
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 2/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics

Average Effective Maturity                                        17.86 years
-----------------------------------------------------------------------------
Average Duration                                                   6.56
-----------------------------------------------------------------------------
Weighted Average Credit Quality                                     AAA
-----------------------------------------------------------------------------
Number of Issues                                                     71
-----------------------------------------------------------------------------

Credit Quality

Insured                                                              79%
-----------------------------------------------------------------------------
Insured and U.S. Guaranteed                                          16%
-----------------------------------------------------------------------------
U.S. Guaranteed                                                       5%
-----------------------------------------------------------------------------


Sector Diversification (Top 5)

                           [Pie Chart Appears Here]

Other                                                  14%
Healthcare                                             14%
Housing/Multi-family                                   13%
Education and Civic Organizations                      19%
Tax Obligation/General                                 19%
U.S. Guaranteed                                        21%

1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/00 was 2.74%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

                                                         Section 1  The Funds  5

Section 2  How We Manage Your Money

               To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

--------------------------------------------------------------------------------
               Who Manages the Funds
--------------------------------------------------------------------------------

               Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

               The NIM advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.

               Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

               J. Thomas Futrell has been the portfolio manager for the Massachusetts Funds since July 1998. Mr. Futrell has been a portfolio manager for Nuveen Advisory since 1986, and currently manages investments for ten Nuveen-sponsored investment companies.

               For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

               Nuveen Massachusetts Municipal Bond Fund                   .53%
               Nuveen Massachusetts Insured Municipal Bond Fund           .55%


6 Section 2 How We Manage Your Money

--------------------------------------------------------------------------------
               What Securities We Invest In
--------------------------------------------------------------------------------

               Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

               Municipal Obligations

               The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

               Massachusetts and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

               The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

               The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

               In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                                              Section 2 How We Manage Your Money

               Quality Municipal Bonds

               The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

               Portfolio Maturity

               Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

               Insurance

               The Massachusetts Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the Massachusetts Insured Fund will invest at least 65% of its assets in insured municipal bonds, and at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal. Insured municipal bonds are either covered by individual, permanent insurances policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

               Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Assurance Corporation, Financial Security Assurance, Inc. and Financial Guaranty Insurance Company. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

               The Massachusetts Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

               Short-Term Investments

               Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

               Delayed-Delivery Transactions

               The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

--------------------------------------------------------------------------------
               How We Select Investments
--------------------------------------------------------------------------------

               Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

               Portfolio Turnover

               A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

--------------------------------------------------------------------------------
               What the Risks Are
--------------------------------------------------------------------------------

               Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

               Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

               Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

               Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

               State Concentration risk: Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than a diversified fund.

               Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of the fund's distributions.

--------------------------------------------------------------------------------
               How We Manage Risk
--------------------------------------------------------------------------------

               In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within Massachusetts as well as across different industry sectors. The Massachusetts Insured Fund also limits investment risk by primarily buying insured municipal bonds.

               Investment Limitations

               The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                  . 25% in any one industry such as electric utilities or health care.

                  .  10% in borrowings (33% if used to meet redemptions).

               Hedging and Other Defensive Investment Strategies

               Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

               Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

               10  Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

               We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

--------------------------------------------------------------------------------
               What Share Classes We Offer
--------------------------------------------------------------------------------

               Class A Shares

               You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets which compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                               Authorized Dealer
                                                Sales Charge as % of    Sales Charge as % of   Commission as % of
Amount of Purchase                              Public Offering Price   Net Amount Invested    Public Offering Price
Less than $50,000                                     4.20%                     4.38%               3.70%
----------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                        4.00%                     4.18%               3.50%
----------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                       3.50%                     3.63%               3.00%
----------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                       2.50%                     2.56%               2.00%
----------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                     2.00%                     2.04%               1.50%
----------------------------------------------------------------------------------------------------------------------
$1,000,000 and over                                     --/1/                     --                1.00%/1/
----------------------------------------------------------------------------------------------------------------------


               1. You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge (CDSC) of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

               Class B Shares

               You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of the funds' average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                  Section 3  How You Can Buy and Sell Shares  11

               Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               Years Since Purchase  0-1  1-2  2-3  3-4  4-5  5-6  Over 6

               CDSC                  5%   4%   4%   3%   2%   1%   None
               ------------------------------------------------------------

               Class C Shares

               You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of the fund's average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .55% distribution fee reimburses Nuveen for paying your financial advisor an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

               Class R Shares

               You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

--------------------------------------------------------------------------------
               How to Reduce Your Sales Charge
--------------------------------------------------------------------------------

               We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

               Class A Sales Charge          Class A Sales Charge               Class R Eligibility
               Reductions                    Waivers

               .  Rights of accumulation     .  Nuveen Defined Portfolio        .  Certain employees and
               .  Letter of intent               or Exchange-Traded                 directors of Nuveen or
               .  Group purchase                 Fund reinvestment                  employees of authorized
                                             .  Certain employees and               dealers
                                                 directors of Nuveen or         .  Bank trust departments
                                                 employees of authorized
                                                 dealers
                                             .  Bank trust departments

               In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement

12  Section 3   How You Can Buy and Sell Shares
               of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

--------------------------------------------------------------------------------
               How to Buy Shares
--------------------------------------------------------------------------------

               Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

               Through a Financial Advisor

               You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

               By Mail

               You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to:
               Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

               Investment Minimums

               The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                                  Section 3  How You Can Buy and Sell Shares  13

--------------------------------------------------------------------------------
               Systematic Investing
--------------------------------------------------------------------------------

               Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing. To do this, simply complete the appropriate section of the account application form or submit an Account Update Form.

               From Your Bank Account

               You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

               From Your Paycheck

               With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

               Systematic Exchanging

               You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

               The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                             [Chart appears here]

               One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

14  Section 3   How You Can Buy and Sell Shares

--------------------------------------------------------------------------------
               Systematic Withdrawal
--------------------------------------------------------------------------------

               If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services-Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

               You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

--------------------------------------------------------------------------------
               Special Services
--------------------------------------------------------------------------------

               To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

               Exchanging Shares

               You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

               The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

               The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

               Fund Direct(SM)

               The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                                   Section 3 How You Can Buy and Sell Shares  15

               Reinstatement Privilege

               If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

--------------------------------------------------------------------------------
               How to Sell Shares
--------------------------------------------------------------------------------

               An Important Note About Telephone Transactions

               Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

               You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

               Through Your Financial Advisor

               You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

               By Telephone

               If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

16  Section 3   How You Can Buy and Sell Shares

               By Mail

               You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

               .  The fund's name;

               .  Your name and account number;

               .  The dollar or share amount you wish to redeem;

               . The signature of each owner exactly as it appears on the account;

               . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

               . The address where you want your redemption proceeds sent (if other than the address of record);

               .  Any certificates you have for the shares; and

               .  Any required signature guarantees.

               We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

               Redemptions In-Kind

               An Important Note About Involuntary Redemption

               From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

               The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                  Section 3  How You Can Buy and Sell Shares  17

Section 4 General Information

               To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

--------------------------------------------------------------------------------
               Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

               The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

               Payment and Reinvestment Options

               The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

               Taxes and Tax Reporting

               Because the funds invest primarily in municipal bonds from Massachusetts, the regular monthly dividends you receive will be exempt from regular federal and Massachusetts personal income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

               Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

               Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

               If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the federal taxation of your benefits.

18  Section 4  General Information

               Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

               Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

               Buying or Selling Shares Close to a Record Date

               Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend.O The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

               Taxable Equivalent Yields

               The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                    To Equal a Tax-Free Yield of:
-------------------------------------------------------------------------------------
                      4.00%           4.50%           5.00%        5.50%         6.00%
   Tax Bracket:     A Taxable Investment Would Need to Yield:
-------------------------------------------------------------------------------------
     28.0%            5.56%           6.25%           6.94%        7.64%         8.33%
-------------------------------------------------------------------------------------
     31.0%            5.80%           6.52%           7.25%        7.97%         8.70%
-------------------------------------------------------------------------------------
     36.0%            6.25%           7.03%           7.81%        8.59%         9.37%
-------------------------------------------------------------------------------------
     39.6%            6.62%           7.45%           8.28%        9.11%         9.93%
-------------------------------------------------------------------------------------

               The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

--------------------------------------------------------------------------------
               Distribution and Service Plans
--------------------------------------------------------------------------------

               Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

                                              Section 4  General Information  19

               Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

--------------------------------------------------------------------------------
               Net Asset Value
--------------------------------------------------------------------------------

               The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

               In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

20  Section 4   General Information

--------------------------------------------------------------------------------
               Fund Service Providers
--------------------------------------------------------------------------------

               The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


                                              Section 4  General Information  21

    Section 5  Financial Highlights

               The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.


--------------------------------------------------------------------------------
Nuveen Massachusetts Municipal Bond Fund
--------------------------------------------------------------------------------



Class
(Inception
Date)                                           Investment Operations                Less Distributions
                                          ----------------------------------   -----------------------------
                                                           Net
                                                     Realized/
                             Beginning       Net    Unrealized                      Net                          Ending
                                   Net   Invest-       Invest-                  Invest-                             Net
Year Ended                       Asset      ment          ment                     ment     Capital               Asset
February 28/29,                  Value    Income   Gain (Loss)      Total        Income       Gains    Total      Value
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000                       $10.07      $.50         $(.82)     $(.32)        $(.49)    $   --     $(.49)    $ 9.26
     1999                        10.08       .51          (.01)       .50          (.51)        --      (.51)     10.07
     1998                         9.89       .52           .19        .71          (.52)        --      (.52)     10.08
     1997                         9.94       .53          (.07)       .46          (.51)        --      (.51)      9.89
     1996                         9.56       .51           .39        .90          (.52)        --      (.52)      9.94

Class B (3/97)
     2000                        10.10       .43          (.83)      (.40)         (.42)        --      (.42)      9.28
     1999                        10.10       .43           .01        .44          (.44)        --      (.44)     10.10
     1998 (c)                     9.88       .45           .22        .67          (.45)        --      (.45)     10.10

Class C (10/94)
     2000                        10.02       .44          (.82)      (.38)         (.44)        --      (.44)      9.20
     1999                        10.02       .45            --        .45          (.45)        --      (.45)     10.02
     1998                         9.83       .47           .19        .66          (.47)        --      (.47)     10.02
     1997                         9.89       .45          (.08)       .37          (.43)        --      (.43)      9.83
     1996                         9.51       .44           .39        .83          (.45)        --      (.45)      9.89

Class R (12/86)
     2000                        10.05       .52          (.82)      (.30)         (.51)        --      (.51)      9.24
     1999                        10.05       .52           .01        .53          (.53)        --      (.53)     10.05
     1998                         9.86       .54           .19        .73          (.54)        --      (.54)     10.05
     1997                         9.91       .54          (.06)       .48          (.53)        --      (.53)      9.86
     1996                         9.54       .54           .38        .92          (.55)        --      (.55)      9.91

Class
(Inception
Date)                                                          Ratios/Supplemental Data
                                           ----------------------------------------------------------------
                                                                                        Ratio
                                                                                       of Net
                                                                  Ratio of         Investment
                                                                  Expenses          Income to    Portfolio
Year Ended                        Total      Ending Net         to Average            Average     Turnover
February 28/29,              Return (a)    Assets (000)     Net Assets (b)     Net Assets (b)         Rate
----------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000                       (3.21)%         $16,814                .96%              5.17%          15%
     1999                        5.05            15,134                .95               5.01           10
     1998                        7.38             9,291                .95               5.25           17
     1997                        4.73             7,200                .99               5.24           10
     1996                        9.62             4,290               1.00               5.21            6

Class B (3/97)
     2000                       (4.02)            3,730               1.71               4.42           15
     1999                        4.40             3,226               1.71               4.29           10
     1998 (c)                    6.93               763               1.70*              4.48*          17

Class C (10/94)
     2000                       (3.87)            4,730               1.51               4.62           15
     1999                        4.62             3,696               1.50               4.48           10
     1998                        6.85             1,924               1.50               4.69           17
     1997                        3.90               913               1.73               4.51           10
     1996                        8.87               638               1.75               4.45            6

Class R (12/86)
     2000                       (3.03)           66,055                .76               5.35           15
     1999                        5.36            75,750                .75               5.19           10
     1998                        7.60            72,934                .75               5.45           17
     1997                        4.99            72,912                .75               5.48           10
     1996                        9.80            76,773                .75               5.49            6

*  Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement by the investment adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2000 are .94%, 1.69, 1.49% and .74% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.19%, 4.44%, 4.64% and 5.37% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

22  Section 5  Financial Highlights

--------------------------------------------------------------------------------
Nuveen Massachusetts Insured Municipal Bond Fond.
--------------------------------------------------------------------------------

Class
(Inception
Date)                           Investment Operations            Less Distributions       Ratios/Supplemental Data
                               -----------------------------  ---------------------------  ---------------------------------------
                                                Net
                                          Realized/
                  Beginnning       Net   Unrealized                Net                       Ending
                         Net   Invest-      Invest-            Invest-                          Net
Year Ended             Asset      ment         ment               ment    Capital             Asset         Total    Endings Net
February 28/29,        Value    Income   Gain (Loss)   Total    Income      Gains    Total    Value    Return (a)    Assets (000)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000             $10.59      $.50        $(.81)   $(.31)    $(.50)     $(.01)   $(.51)  $ 9.77        (2.95)%       $11,984
     1999              10.57       .51          .02      .53      (.51)         N     (.51)   10.59         5.09          11,208
     1998              10.38       .52          .19      .71      (.52)         N     (.52)   10.57         7.04           8,679
     1997              10.49       .53         (.12)     .41      (.52)         N     (.52)   10.38         4.02           7,459
     1996              10.06       .51          .44      .95      (.52)         N     (.52)   10.49         9.59           5,291
Class B (3/97)
     2000              10.59       .43         (.81)    (.38)     (.42)      (.01)    (.43)    9.78        (3.59)          1,550
     1999              10.57       .43          .02      .45      (.43)         N     (.43)   10.59         4.32           1,650
     1998 (c)          10.36       .44          .21      .65      (.44)         N     (.44)   10.57         6.45             666
Class C (9/94)
     2000              10.56       .45         (.81)    (.36)     (.44)      (.01)    (.45)    9.75        (3.43)          1,355
     1999              10.54       .45          .02      .47      (.45)         N     (.45)   10.56         4.51           1,675
     1998              10.35       .46          .19      .65      (.46)         N     (.46)   10.54         6.45           1,293
     1997              10.47       .45         (.13)     .32      (.44)         N     (.44)   10.35         3.17             957
     1996              10.04       .43          .44      .87      (.44)         N     (.44)   10.47         8.80             706
Class R (12/86)
     2000              10.59       .52         (.80)    (.28)     (.52)      (.01)    (.53)    9.78        (2.68)         51,039
     1999              10.57       .53          .01      .54      (.52)         N     (.52)   10.59         5.26          57,281
     1998              10.38       .54          .19      .73      (.54)         N     (.54)   10.57         7.23          56,707
     1997              10.50       .54         (.12)     .42      (.54)         N     (.54)   10.38         4.16          57,076
     1996              10.06       .54          .44      .98      (.54)         N     (.54)   10.50         9.99          60,102


Class
(Inception
Date)
                  -------------------------------------------------
                                                Ratio
                                               of Net
                           Ratio of        investment
                           Expenses         Income to     Portfolio
Year Ended               to Average           Average      Turnover
February 28/29,      Net Assets (b)    Net Assets (b)          Rate
-------------------------------------------------------------------
Class A (9/94)
     2000                      1.02%             4.98%         10%
     1999                      1.01              4.77          11
     1998                      1.03              4.98          23
     1997                      1.04              5.02          10
     1996                      1.07              4.94           1
Class B (3/97)
     2000                      1.76              4.22          10
     1999                      1.75              4.03          11
     1998 (c)                  1.80*             4.20*         23
Class C (9/94)
     2000                      1.56              4.42          10
     1999                      1.56              4.22          11
     1998                      1.58              4.43          23
     1997                      1.78              4.29          10
     1996                      1.81              4.20           1
Class R (12/86)
     2000                       .82              5.17          10
     1999                       .81              4.97          11
     1998                       .83              5.18          23
     1997                       .80              5.26          10
     1996                       .81              5.21           1

23

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are 1.00%, 1.75%, 1.55% and .80% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 5.00%, 4.24%, 4.43% and 5.19% for classes A, B, C and R, respectively.

(c)  From commencement of class operations as noted.

                                              Section 5 Financial Highlights  23

                    Appendix Additional State Information

     Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risks from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

     Massachusetts

     The Massachusetts economy has fully recovered from the recession of the early 1990's and has grown at a healthy pace. The strongest in New England, the State's economy has also performed well relative to the national economy across several indicators. Unemployment is higher than the national average, registering 4.8% in April 2000 versus the national rate of 3.9% for the same time period. However, per capita income levels remain high at approximately $35,733, or 125% of the national average, placing Massachusetts third among the states for per capita income levels. The State has also registered strong per capita income growth, outstripping the national growth rate. The State's economy remains diverse, with construction, financial services, health care and higher education continuing to make important contributions to the State's economy. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, manufacturing, and government employment.


     The Massachusetts economy is fairly concentrated in the eastern portion of the State, with more than 50% of its total population residing in the metropolitan Boston area. While many of the communities in the eastern portion of the State have benefited from the economic growth described above, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values.

     In 1983, construction began on the Central Artery/Tunnel Project, which remains one of the most complex infrastructure projects in the nation. The project involves the depression and widening of Boston's Central Artery (Interstate-93), which connects the city's Downtown area to the City of Cambridge. In addition, the project includes the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points.

24  Appendix

     Although the massive Central Artery/Tunnel Project ("The Big Dig" or CA/T) appears to be on schedule for its projected 2004 completion, the Massachusetts Turnpike Authority, which serves as lead manager on the project, disclosed in February, 2000 that the project was $1.4 billion over its original $11.7 billion budget estimate. On May 18, 2000 Governor Celluci's proposal to finance the project's shortfall, a $2.4 billion "Big Dig Bailout" bill anchored primarily by revenues generated through additional auto registration fees in the Commonwealth, received legislative approval. Although the Commonwealth has apparently resolved the project's current budget shortfall, there is no assurance that future cost revisions will not occur, resulting in additional expenditures by the Commonwealth. Over a five-year period ending in February 2000, approximately $5.6 billion of debt obligations had previously been issued for the CA/T Project.

     Debt Ratings. On January 14, 2000, S&P affirmed its AA- rating on the Commonwealth's general obligation debt, but revised its outlook to "positive" from "stable." On February 15, 2000, Moody's upgraded the Commonwealth's general obligation rating to Aa2 from Aa3. Both agencies cited improvements in the State's financial position and continued growth of the State's diverse tax base in their upgrades. During the same month, Fitch also affirmed its AA- rating on the Commonwealth. On January 25, 2000, S&P upgraded the City of Boston's general obligation debt ratings to AA- from A+ based on the City's continued economic growth, illustrated by strong commercial construction and the City's history of operating surpluses. These ratings reflect the State's and City's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that either the City of Boston or the Commonwealth will maintain their current credit ratings.

     Tax Treatment.

     The funds' regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under Federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distribute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

     The treatment of corporate shareholders of the funds differs from described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

                                                                    Appendix  25

                         Nuveen Mutual Funds


                         Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

                         Growth

                         International Growth Fund
                         Innovation Fund
                         Nuveen Rittenhouse Growth Fund

                         Growth and Income

                         European Value Fund
                         Growth and Income Stock Fund
                         Balanced Stock and Bond Fund
                         Balanced Municipal and Stock Fund
                         Dividend and Growth Fund

                         Income

                         Income Fund
                         Floating Rate Fund/1/

                         Tax-Free Income

                         National Municipal Bond Funds

                         High Yield
                         Long-term
                         Insured Long-term
                         Intermediate-term
                         Limited-term

                         State Municipal Bond Funds

                         Arizona        Louisiana          North Carolina
                         California/2/  Maryland           Ohio
                         Colorado       Massachusetts/2/   Pennsylvania
                         Connecticut    Michigan           Tennessee
                         Florida        Missouri           Virginia
                         Georgia        New Jersey         Wisconsin
                         Kansas         New Mexico
                         Kentucky       New York/2/

                         Cash Reserves

                         Money Market Fund
                         Municipal Money Market Fund
                         California Tax-Exempt Money Market Fund
                         New York Tax-Exempt Money Market Fund

                         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Call Nuveen at (800) 257-8787 to request a free copy of the SAI or other fund information; or ask your financial advisor for copies.

                         You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC"s Public Reference Room in Washington, D.C. Call the SEC at
                         (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC"s Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07755.


                         1. This is a continuously-offered closed-end interval
                            fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

                         2. Long-term and insured long-term portfolios.

                     NUVEEN

                         Investments

                         John Nuveen & Co. Incorporated
                         333 West Wacker Drive
                         Chicago, IL 60606-1286

                         (800) 257-8787

                         www.nuveen.com

                                                              June 28, 2000

NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Multistate Trust II dated June 28, 2000. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-37
Investment Adviser and Investment Management Agreement..................... S-48
Portfolio Transactions..................................................... S-50
Net Asset Value............................................................ S-50
Tax Matters................................................................ S-51
Performance Information.................................................... S-59
Additional Information on the Purchase and Redemption of Fund Shares....... S-68
Distribution and Service Plan.............................................. S-75
Independent Public Accountants and Custodian............................... S-77
Financial Statements....................................................... S-77
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has nine series: the Nuveen New York Municipal Bond Fund (formerly the Nuveen Flagship New York Municipal Bond Fund) (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen New Jersey Municipal Bond Fund (formerly the Nuveen Flagship New Jersey Municipal Bond Fund) (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Connecticut Municipal Bond Fund (formerly the Nuveen Flagship Connecticut Municipal Bond Fund) (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen California Intermediate Municipal Bond Fund (formerly the Nuveen Flagship California Intermediate Municipal Bond
Fund) has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities. The Funds may invest in inverse floating rate municipal securities or "inverse floaters", whose rates vary inversely to interest rates on a specified index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other security or index inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Insurance

  Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds") will either be
(1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or
(3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, AMBAC Assurance Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the

Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

  The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

  In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and
(2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

  Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

  Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal

Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

  If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

  One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

  The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

  Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 28, 1997, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

  Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

  Ambac Assurance Corporation

  Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,013,000,000 (unaudited) and statutory capital of approximately $2,402,000,000 (unaudited) as of December 31, 1999. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

  Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the Bonds.

  Ambac Assurance makes no representation regarding the Bonds or the advisability of investing in the Bonds and makes no representation regarding, nor has it participated in the presentation of, the Official Statement other than the information supplied by Ambac Assurance and presented under the heading "Ambac Assurance Corporation".

  Financial Security Assurance Inc. ("Financial Security")

  Financial Security is a monoline insurance company incorporated under the laws of the State of New York.

Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include White Mountains Insurance Group, Inc., XL Capital Ltd. and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. On March 14, 2000, Holdings announced that it had entered into a merger agreement pursuant to which Holdings would become a wholly-owned subsidiary of Dexia, S.A., a publicly-held Belgian corporation, subject to receipt of shareholder and regulatory approvals and satisfaction of other closing conditions. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. The shareholders of Holdings are not liable for the obligations of Financial Security. As of March 31, 2000, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,340,272,000 and $663,574,000, the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,360,722,000 and $547,872,000. Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Financial Security's telephone number is (212) 826-0100. Financial Security's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at Holdings' website: www.fsa.com.

  MBIA Insurance Corporation ("MBIA")

  The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

  As of December 31, 1998 the Insurer had admitted assets of $6.5 billion (audited), total liabilities of $4.2 billion (audited), and total capital and surplus of $2.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1999, the Insurer had admitted assets of $7.0 billion (audited), total liabilities of $4.6 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

  Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

  The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen California Insured Municipal Bond Fund, the Nuveen Massachusetts Insured Municipal Bond Fund, and the Nuveen New York Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

  The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

  With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

  When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  Financial Guaranty Insurance Company ("Financial Guaranty")

  The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

  Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

  Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

  In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

  Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of December 31, 1999, the total capital and surplus of Financial Guaranty was approximately $1.272 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention:
Financial Condition Property/Casualty Bureau (telephone number: (212) 480-
5187).

  The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Funds or the Board of Trustees of the Funds.

  The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

  S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by Ambac Assurance, Financial Security, MBIA or Financial Guaranty.

  S&P's ratings of Ambac Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

Portfolio Trading and Turnover

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

   The portfolio turnover rates for the 1999 and 2000 fiscal year-ends of the Funds were:

                                                                        Fiscal
                                                                         Year
                                                                       1999 2000
                                                                       ---- ----
      Nuveen New York Municipal Bond Fund............................. 28%  19%
      Nuveen New York Insured Municipal Bond Fund..................... 16%  16%
      Nuveen New Jersey Municipal Bond Fund........................... 10%  26%
      Nuveen California Municipal Bond Fund........................... 34%  31%
      Nuveen California Insured Municipal Bond Fund................... 25%  44%
      Nuveen Connecticut Municipal Bond Fund..........................  7%  22%
      Nuveen Massachusetts Municipal Bond Fund........................ 10%  15%
      Nuveen Massachusetts Insured Municipal Bond Fund................ 11%  10%

When-Issued or Delayed-Delivery Securities

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Special Considerations Relating to Municipal Obligations of Designated States

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to California

  Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.

  These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

  During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Overview

  Total personal income in the State increased by 6.5% during 1999 to an estimated $969 billion, which accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

  Unemployment has declined dramatically from its 10% recession peak and through the first quarter of this year, the State's 4.7% unemployment rate is at a 30-year low. Economic indicators show a steady and strong recovery underway in California since the start of 1994, particularly in export-related industries, services, electronics, entertainment and tourism. The recovery in export-related industries has been dampened somewhat by the economic crisis in Asia, but has been offset by gains in the construction and service sectors.

  California's vital high-tech sector, including computer programming and Internet-related industries remained stable during 1999. The majority of the nation's supercomputing and Internet research/development continues to occur in California's Silicon Valley. According to one report, California start-up companies receive approximately 40% of all U.S. venture capital, which is the largest infusion of capital within any state in the nation. Furthermore, another recent study revealed that over a three year period beginning in 1997, State residents received approximately $68 billion of gains on the exercise of employee stock options from initial public offerings (IPO) alone. Consequently, the recent success of the technology sector within the U.S. stock market, has also been a major stimulus in the recent resurgence of the California economy in recent years.

Constitutional Limitations on Taxes, Other Charges and Appropriations

  Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by
Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

  Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

  Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $4.0 billion under the limit for fiscal year 1997-98.

  Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of June 30, 1999, the State had outstanding approximately $16 billion of long-term general obligation bonds, and $6.1 billion of lease-purchase debt supported by the State General Fund. The State also had about $10.8 billion of authorized and unissued general obligation bonds.

Recent Financial Results

  The principal sources of General Fund revenues in 1997-98 were the California personal income tax (53% of total revenues), the sales and use tax (33%) and bank and corporation taxes (9%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. According to the Governor's May Budget Revision, California's robust economy is projected to propel the State's General Fund balance to $3.1 billion by the end of fiscal year 2000-01, $1.8 billion of which will be allocated to the SFEU.

  General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

  Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. As a result of the strengthening State economy, General Fund revenue growth is now outpacing the costs associated with many of the larger programs supported by the General Fund. However, the State will face additional challenges in coming years by the expected need to substantially increase capital and operating funds for State infrastructure needs, as well as corrections resulting from a "Three Strikes" law enacted in 1994.

  Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak as of June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

 . significant cuts in health and welfare program expenditures;

 . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on lo-cal government;

 . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

 . reduction in growth of support for higher education programs, coupled with increases in student fees;

 . revenue increases (particularly in the 1992-92 Fiscal Year budget), most of which were for a short duration;

 . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

 . various one-time adjustment and accounting changes.

  Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year. Therefore, a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

  The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

  The accumulated budget deficits in the early 1990's, together with other factors such as the disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, resulted in a significant reduction in the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.

  The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on the issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.


  Proposed 2000-01 Budget. On January 10, 2000, the Governor released his proposed budget for FY 2000-01. Based on the Governor's May revision, General Fund revenues (including transfers) are projected to be $73.8 billion and proposed expenditures to be $78.2 billion, to leave a budget reserve in the SFEU of $1.8 billion at June 30, 2001. The Governor proposed further programs emphasizing education, public safety, economic development and transportation needs within the State.

  Although the State's strong economy is producing record revenues for the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors, which limit State spending growth, also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

  The ratings on California's long-term general obligation bonds were reduced in the early 1990s from "AAA" levels that had existed prior to the recession. However, in August 1999, Standard & Poor's upgraded its rating on California's GO debt to AA- from A+. Fitch soon followed by upgrading its rating to AA from AA-, earlier this year. As of June 1, 2000, Moody's maintained its Aa3 rating, however the rating agency's outlook has been changed to Positive from Stable.

  These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Furthermore, there can be no assurance that the State of California will maintain its current credit ratings.

Legal Proceedings

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include the property tax shift from counties to school districts, the Controller's ability to make payments within a State budget, and various other issues. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

Other Issuers of California Municipal Obligations

  There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following the passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing a loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June, 1997 in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

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  Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time challenging the constitutionality of such lease arrangements.

Other Considerations

  The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and Standard & Poor's suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-

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raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. Presently, it is not possible to predict the extent to which any such legislation will be enacted. Nor is it possible to determine the impact of any such legislation on California Municipal Obligations in which the Funds may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer having obtained earthquake insurance coverage at reasonable rates; (ii) an insurer performing on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government appropriating sufficient funds within their respective budget limitations.

Factors Pertaining to Connecticut

  Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut (the "State"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  Economy. Although it continues to lag the nation in job growth, Connecticut's economy has performed relatively well recently, helping to narrow the gap with the national economy. The State has recently reclaimed the jobs it lost to the recession of the early 1990's and Connecticut also continues to post the strongest income gains in the country. Once heavily reliant on the insurance, defense manufacturing, finance and real estate industries, the State's economy has become more diversified, benefiting from growth in service sector employment in business and personal services, health care, legal services, private education and gaming. Unemployment has improved and is now below national averages, registering 2.3% in April 2000 versus the national average of 3.9% for that same time period. Connecticut also continues to rank first among states in per capita personal income ($39,167).

  Since 1995, the State has experienced slow, steady population growth, although it has not yet replaced all of the residents it lost during the recession of the early 1990's. The State's urban centers, however, continue to struggle with population losses, above average rates of unemployment, and lower per capita income levels. For example, according to the 2000 State Comptroller Report, with the exception of Stamford, the State's largest cities (those with over 100,000 residents) have all experienced a population loss in the 1990's. That same report states that none of Connecticut's ten fastest growing cities has a population exceeding 25,000 residents. It also notes that the State's child poverty rate is rising especially in its urban areas.

  Recent Financial Results. The principal sources of revenue in the State's General Fund during fiscal year 1999 were personal income tax receipts and sales tax collections which accounted for 30% and 25% of total General Fund revenues respectively. The State also achieved a record $169 million General Fund surplus during fiscal year 1999. Consequently, the State was able to place $30 million in the State's Rainy Day Fund, and was also able to utilize $41.3 million to retire outstanding debt obligations during fiscal year 1999. Projected growth in income and sales tax receipts are also expected to propel the State to a budget surplus of approximately $270.5 million by the end of fiscal year 2000.

  Litigation. The State, its units, and employees are parties to several legal proceedings which normally occur in government operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Specifically in May 2000, the State settled a lawsuit that charged that State Police violated the Constitutional rights of thousands of people by taping phone calls over a period ranging from 1978 to 1989. Connecticut's exposure to potential claims is limited to $12 million, which has been appropriated from the State's June 30, 1999 surplus. There are several other legal proceedings in which the State is involved, which may be adversely decided against the State. It is unknown what effect, if any, these possible adverse decisions may have on future State expenditures or revenue sources of the State.

  Ratings. As of June 1, 2000, Moody's Standard & Poor's, and Fitch maintained Aa3, AA, and AA ratings on the State's general obligation debt.

  Two of the three major rating agencies upgraded the general obligation debt of Bridgeport, the State's largest city. In September 1999, Standard & Poor's upgraded Bridgeport to BBB from BBB-. Fitch followed in January 2000, by upgrading the City to A- from BBB. Both agencies cited Bridgeport's improving financial position and the success of the City's ongoing economic development efforts, which are expected to stimulate near-term tax base growth. As of June 1, 2000, Moody's maintained its Baa1 rating on the City's general obligation bonds.

  These ratings reflect Bridgeport's and the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, there can be no assurance that Bridgeport or the State of Connecticut will maintain its current credit ratings.

  Other Issues of Connecticut Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State of Connecticut that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of Connecticut. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Connecticut Obligations.

Factors Pertaining to Massachusetts

  Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The Massachusetts economy has fully recovered from the recession of the early 1990's and has grown at a healthy pace. The strongest in New England, the State's economy has also performed well relative to the national economy across several indicators. Unemployment remains below the national average, registering 2.8% in April 2000 versus the national rate of 3.9% for the same time period. Per capita income levels remain high at approximately $35,733, 125% of the national average, placing Massachusetts third among the states for per capita income levels. The State has also registered strong per capita income growth, outstripping the national growth rate. The State's economy remains diverse, with construction, financial services, health care and higher education continuing to make important contributions to the State's economy. The service sector is the largest sector in the Massachusetts economy, followed by wholesale and retail trade, manufacturing, and government employment.

  Recently, employment growth has slowed somewhat, in part because of tightening labor. The State continues to lose manufacturing employment, but those losses are being partially offset by gains in the service and construction sectors. Large public works projects in the Boston area, including the $13 billion Central Artery Project and the $1.0 billion modernization program at Logan International Airport, have contributed construction jobs.

  The Massachusetts economy is fairly concentrated in the eastern portion of the State, with more than 50% of its total population residing in the metropolitan Boston area. Of the 17 Fortune 500 companies located in the State in 1998, 15 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the State have benefited from the economic growth described above, several areas outside the metropolitan Boston region have not participated as fully and continue to be hampered by higher unemployment, lower per capita income and stagnant property values.

  Massachusetts Health Care Environment: Despite the recent strides of the overall Massachusetts economy, the Commonwealth's health care sector continues to operate in an environment surrounded by economic uncertainty. According to a Massachusetts Hospital Association survey of 53 hospitals, 1999 total profits for hospitals in the Commonwealth were 0.3% on average, while operating losses were 3%, on average. In January of this year, Harvard-Pilgrim Health Care of New England, one of the largest managed care operations in New England and the nation (over 1.1 million members in the Commonwealth), was placed into temporary receivership at the request of the Attorney General, after posting $150 million of operating losses during fiscal year 1999.

  However, Harvard-Pilgrim's financial position has reportedly shown signs of improvement in 2000. In an attempt to help Harvard-Pilgrim maintain its long-term solvency, the Commonwealth has devised a turnaround business plan for the troubled health provider. However, through June 1, 2000, the Massachusetts Supreme Court has yet to officially release the troubled managed care health provider from receivership status. The future effects of the pending Supreme Court ruling on the overall Massachusetts health care market and/or future debt obligations within the health care sector cannot be determined.

  Central Artery/Tunnel Project. Although the massive Central Artery/Tunnel Project ("The Big Dig" or CA/T) appears to be on schedule for its projected 2004 completion, the Massachusetts Turnpike Authority ("MTA"), which serves as lead manager on the project, disclosed in February, 2000 that the project was $1.4 billion over its original $11.7 billion budget estimate. On May 18, 2000 Governor Celluci's proposal to finance the project's shortfall, a $2.4 billion "Big Dig Bailout" bill anchored primarily by revenues generated through additional auto registration fees in the Commonwealth, received legislative approval. Although the Commonwealth has apparently resolved the project's current budget shortfall, there is no assurance that future cost revisions will not occur, resulting in additional expenditures by the Commonwealth. Over a five-year period ending in February 2000, approximately $5.6 billion of debt obligations had previously been issued for the CA/T Project.

  In 1983, construction began on the Central Artery/Tunnel Project, which remains one of the most complex infrastructure projects in the nation. The project involves the depression and widening of Boston's Central Artery (Interstate-93), which connects the city's Downtown area to the City of Cambridge. In addition, the project includes the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points. The Tunnel was opened to commercial traffic in December 1999. The Tunnel will be open to all traffic once all work is completed, currently estimated to be in the year 2001. In addition to providing a link to Boston's airport, the Tunnel will also provide a connection to the Massachusetts Turnpike.

  Recent Financial Results. The Commonwealth's revenues exceeded expenditures in fiscal year 1999, for the ninth consecutive year. A favorable economic climate in Massachusetts, as well as a strong national economy during 1999, propelled the Commonwealth's governmental fund balance to $2.7 billion and its "Rainy Day" fund balance to $1.4 billion, which represents approximately 7% of fiscal year 2000 revenue estimates.

  2000 Fiscal Year Budget. The budget for 2000 provides for total expenditures and appropriations of approximately $21.4 billion, a 5.6% increase over fiscal year 1999 spending. Estimated budgeted revenues and other revenue sources are expected to reach $20.2 billion, a 3.2% increase over fiscal year 1999 revenues. Revised estimates project tax revenues reaching $15.3 billion, an increase of 6.9% over fiscal year 1999.

  The budget provides for the establishment of a Health Care Security Trust Fund ("HCSTF"), to which all payments from the national settlement between the Commonwealth and participating tobacco companies will be credited. Thirty percent of the settlement payments received by the Commonwealth and 30% of the investment earnings generated by the HCSTF are to be transferred annually to the Tobacco Settlement Fund, where they may be used, subject to appropriation, for health related purposes, including various tobacco awareness programs. The budget also includes "forward funding" legislation that will substantially modify the state's funding mechanisms for the Massachusetts Bay Transportation Authority.

  On January 26, 2000 Governor Cellucci filed a supplemental budget valued at $290.9 million, including $22 million in one-time relief grants and revolving loans to health care providers, and $15.5 million for snow and ice removal for State highways. The supplemental budget also includes a transfer of $29.4 million to the Capital Improvement and Investment Trust Fund for improvements at the Registry of Motor Vehicles and firefighter safety equipment grants.

  Fiscal Year 2000 Tax Changes. Fiscal year 2000 revenue projections incorporate $226 million of proposed tax cuts which would reduce the Commonwealth's personal income tax rate from 5.95% to 5% over the span of three years. The fiscal 2000 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured.

  1999 Fiscal Year Budget. The fiscal year 1999 budget provided for $21.2 billion of spending, a 6% increase over spending during fiscal year 1998. On January 27, 1999, Governor Celluci also filed a supplemental budget totaling approximately $190.1 million. The supplemental budget included $22.8 million for ongoing operations and approximately $167.3 million for one-time expenditures, including $50 million for road and bridge repairs and $15 million for Year 2000 compliance initiatives.

  The revenue estimates in the fiscal year 1999 budget were based on projected tax revenue of $14.4 billion. The budget also included various transfers including $408.9 million to a Defeasance Trust Fund for the retirement of certain outstanding Commonwealth debt obligations, $118.6 million to the Capital Improvement and Investment Trust Fund for various capital expenditures, and $86 million to a collective bargaining fund.

  Fiscal Year 1999 Tax Changes. The Commonwealth's rate that is applied to interest income was reduced to 5.95% from 12%, at an annualized cost estimated at $239 million. The Commonwealth also eliminated "pay to play" provisions which required taxpayers to pay a state tax assessment before appealing a ruling to the Appellate tax board. The Department of Revenue projects the reduction in revenue associated with this tax cut at $31 million during fiscal year 1999.

  Debt Ratings. Moody's upgraded the Commonwealth's general obligation debt from Aa3 to Aa2 on January 13, 2000, citing the Commonwealth's "economic strength and established track record of fiscal control." In addition, on January 14, 2000, Standard & Poor's revised its outlook on the Commonwealth's rating from Stable to Positive, while maintaining its AA- rating. As of June 1, 2000, Fitch rates the Commonwealth's general obligation debt AA-.

  Despite the cost overruns that have been associated with the CA/T Project, the credit ratings of the entities that share the cost burden of the project, including the MTA and the Massachusetts Port Authority (Massport), have not been affected. The credit ratings assigned to MTA debt obligations were maintained at Aa3, AA-, and AA- respectively and Massport ratings were also maintained at Aa3, AA-, and AA respectively.

  These ratings reflect the credit quality of Commonwealth, the MTA, and Massport, only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Furthermore, there can be no assurance that these entities will maintain their current ratings.

  In the late 1980's and early 1990's, the Commonwealth and certain of its public bodies and municipalities faced serious financial difficulties which affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. While many of the financial and economic challenges are being addressed, difficulties could arise again in the future. Such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Obligations in the Funds. If a financial crisis occurs relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts Obligations in the Funds and interest income to the Funds could be adversely affected.

  Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of January 1, 2000 was approximately $11.9 billion. The total bond and note liabilities of the Commonwealth as of January 1, 2000, including guaranteed bond and contingent liabilities was approximately $16.3 billion.

  Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

  As a result of comprehensive legislation approved in January, 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal 1996, 1997 and 1998 are estimated to be increased to approximately $1.007 billion, $1.061 billion and $1.065 billion, respectively.


  Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the Commonwealth arising from alleged torts, alleged breaches of contracts, environmental disputes, and other alleged violations of State and Federal laws. Included in the Commonwealth's outstanding litigation are a number of cases challenging the Commonwealth's school district financing formulas, as well as various disputes arising from the Division of Medical Assistance's prepayment and post-payment review programs. Adverse judgments in these matters generally could result in the expenditure of the Commonwealth's funds. However, the Commonwealth is unable to estimate its total exposure to these claims.


  Tax Limitation Measures. The State and its cities and towns operate under certain revenue-raising limitations. Proposition 2 1/2, which was passed by voters in 1980, restricts the annual increase in property taxes levied by cities and towns to 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and significant improvements to property. Limits on state tax revenues were approved by voters in 1986. While the State and most of its municipalities have managed within these constraints in recent years, these limitations could reduce financial flexibility in the future under different economic conditions.

  Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

Factors Pertaining to New Jersey

  Except to the extent the New Jersey Municipal Bond Fund (the "New Jersey Fund") invests in temporary investments, the New Jersey Fund will invest substantially all of its assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New Jersey Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area.

  New Jersey's economic base remains among the most diverse in the country. The State's economic growth rates continue to outpace regional growth rates, but remain below national averages. The State has recovered the jobs it lost during the national recession of the early 1990s, which hit New Jersey and much of the Northeast region with particular severity. As a result, the State's unemployment rate has improved, dropping from 5.1% in 1997 to 4.6% in 1999. Although its income growth rate lagged or just equaled the national rate, New Jersey remains one of the country's wealthiest states, ranking second among the states in per capita income, which was $36,106 in 1999.

  On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. Fiscal Year 1998 marked the implementation of a new school funding formula specified by the Comprehensive Education Improvement and Financing Act of 1996. However, late in 1997, the State Supreme Court found that the new law still provided insufficient funding. In response, the State increased its budgeted aid for fiscal 1998 to provide parity aid to affected districts. On May 21, 1998, the State Supreme Court accepted the State's plan to use a nationally acclaimed reading-based program called "Success for All" and other "whole-school reforms" to assure the "thorough and efficient" education required by the State constitution.

  In October of 1997, the Supreme Court declined to hear appeals regarding the unconstitutionality of the State's flow control legislation and thus opened the State's solid waste market to competition. New Jersey's solid waste facilities have approximately $1.5 billion of debt outstanding and have faced rating downgrades since 1996 as a result of the federal court ruling that the State's flow control legislation was illegal. The State has taken several actions in order to help New Jersey counties raise more money to pay off their debt, including the imposition of an environmental investment charge on either trash haulers or businesses or residences that generate the trash and the inclusion of $20 million in FY97 and FY98 budgets.

  Although the State of New Jersey has intervened somewhat by creating an emergency reserve for financially distressed solid waste issuers, concerns surrounding the overall fiscal health of the sector remain. Specifically, long-term economic concerns for the Camden County Pollution Control Financing Authority (CCPCFA) persist. The State has intervened to fund Camden's debt service shortfalls in the past. However, without future County or State intervention, Camden's ability to meet future debt service obligations remains uncertain. New Jersey Governor Christine Whitman has taken the initiative in drawing up assistance plans for selected debt burdened county pollution control facilities throughout the State. However, due to the large scale of Camden's financial difficulties and various other political considerations, neither the County nor the State have yet to assume a moral obligation for outstanding CCPCFA debt and the State has not proposed a plan providing long-term financial assistance to the County.

  New Jersey's health care system also continues to operate in an environment surrounded by uncertainty. While higher health care premiums appear to be improving the financial position of the majority of the State's managed care companies, according to a recent rating agency study, 60% of the hospitals in the State of New Jersey had operating deficits during 1998, a trend which continued for a number of hospitals through 1999. In November 1998, two New Jersey HMOs failed, leaving State hospitals and doctors with an estimated $100 million in unpaid debt. Consequently, Governor Whitman recently enacted legislation in which the State, as well as other New Jersey HMOs, will share the balance of the unpaid liabilities.

  State Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, environmental disputes, disputes arising from the alleged disposal of hazardous waste, and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging New Jersey's allocation of school district funding, as well as the State's funding of a highway/tunnel project for Atlantic City's marina district. A number of New Jersey HMOs also expect to file suit relating to Governor Whitman's HMO bailout plan, as well. Adverse judgments in these matters generally could result in the expenditure of State funds.

However, the State is currently unable to estimate its total exposure to these claims.

  Debt Ratings. As of June 1, 2000, the State's general obligation bonds are rated Aa1, AA+, and AA+ by Moody's, Standard and Poor's and Fitch, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, there can be no assurance that the State of New Jersey will maintain its current credit ratings.

  Other Issuers of New Jersey Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of New Jersey. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of New Jersey Obligations.

Factors Pertaining to New York

  Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  (1) The State: New York State's economy has improved, but continues to lag the nation in several areas, including job growth and unemployment. The recent success of the financial sector in New York State has led to a 21% increase in personal income since 1995, although the State continues to slightly lag the national average. However, New York State remains one of the wealthier states in the nation. Per capita personal income was $33,946 in 1999 and the 1999 unemployment rate was 5.2%.

  Overall, the economies of the State, and particularly of New York City, have benefited from the strong results in the financial sector. This sector is, however, more volatile than some of the other employment sectors. As a result, because the State and City economies remains more reliant on the financial industry than is the national economy, both the State and City remain susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. In addition, the benefits of the expansion in this sector have not been distributed evenly across the population in New York City; the income gap between the highest and lowest wage earners in the city has widened to one of the largest gaps in the nation.

  Improvement in the upstate economies has not been as pronounced as in downstate areas, like New York City, because many upstate communities have not participated as fully in the recent economic expansion. Population and employment growth levels in the upstate counties have been minimal and have not approached averages of downstate counties. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas.

  Indebtedness. As of March 31, 1999, the total amount of State general obligation debt stood at $4.6 billion. The State's general obligation debt is voter approved.

  In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. LGAC is authorized to issue up to $4.7 billion in bonds plus amounts necessary to fund a capital reserve, costs of issuance and, in certain cases, capitalized interest. LGAC has issued all of its authorization. Any issuance of bonds by LGAC in the future will be for refunding purposes only.

  Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (non-voter approved), the debt service for which is paid from State appropriations. As of March 31, 1999, there were $24.0 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC. In addition, certain agencies had issued and have outstanding approximately $628 million of "moral obligation financings" as of March 31, 1999, which are to be repaid from project revenues. There has never been a default on moral obligation debt of the State.

  State Budget: As of June 1, 2000, the State had not yet adopted a budget for its 2001 fiscal year, which began on April 1, 2000. The date of adoption cannot be determined.

  The State has not approved its annual budget in a timely manner in several years. To provide for the payment of debt service and to prevent the disruption of essential services, the State has established procedures for approving necessary funding for key services without a budget in place. Because of the history of late budgets, these procedures have become fairly institutionalized and have enabled the State to continue operations without significant disruption.

  State Debt Ratings. As of June 1, 2000, the State's general obligation bonds were rated A2, A, and A+ by Moody's, Standard & Poor's, and Fitch respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Furthermore, it cannot be assumed that New York State will maintain its current credit ratings.

  (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

  Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales, may have an impact on the City. Overall, the City's economic improvement improved in fiscal year 1998. Much of the increase can be traced to the performance of the financial industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted.

  In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

  Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval to City financial plans, proposed borrowings and certain contracts.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

  Indebtedness: New York City and related organizations issue debt to fund capital and other improvements in the City.

  New York City general obligation debt: The State Constitution requires the City to pledge its full faith and credit for the payment of principal and interest on City term and serial bonds and guaranteed debt. The City's ability to issue general obligation debt is limited by the New York State Constitution to 10% of the average of five years' full valuations of taxable real estate.

  Municipal Assistance Corporation: Created in 1975, MAC is empowered to issue and sell bonds and notes and also provides certain oversight of the City's financial activities. MAC has no taxing power. All outstanding bonds issued by MAC are general obligations of MAC and do not constitute a debt of the City or the State. Neither the City nor a credit of the City has any claim to MAC's revenues and assets. MAC bonds are paid from certain sales and compensating use taxes, the stock transfer tax and certain per capita aid subject in each case to appropriation by the State Legislature. Net collections of taxes and per capita aid are returned to the City by the State after MAC debt service requirements are met. MAC has issued all of its debt authorization. Any issuance of bonds by MAC in the future will be for refunding purposes only.

  New York City Municipal Water Finance Authority: Established in 1985, the New York City Municipal Water Finance Authority (MWFA) issues debt to finance the cost of capital improvements to the City's water distribution and sewage collection system. Bonds issued by the MWFA are paid from water and sewer fees and charges.

  New York City Transitional Finance Authority: The New York Transitional Finance Authority (TFA) was created in March 1997 to assist the City in funding its capital program.

  Absent creation of this authority, the City would have faced limitations on its general obligation borrowing capacity after 1998 under the State's Constitution. TFA was authorized to issue debt in an aggregate principal amount of $7.5 billion. TFA has no taxing power. All outstanding bonds issued by TFA are general obligations of TFA and do not constitute debt of either the City or the State. Neither the City nor a creditor of the City has any claim to TFA's revenues and assets. TFA bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts. Sales taxes are only available to TFA after such amounts required by MAC are deducted and if the amounts of personal income tax revenues fall below statutorily specified coverage levels. Net collections of taxes not required by TFA are paid to the City by TFA.

  New York City Tobacco Settlement Asset Securitization Corporation: The New York City Tobacco Settlement Asset Securitization Corporation ("TSASC") was created in November 1999 to further assist the City in funding its capital programs.

  TSASC is a special-purpose, bankruptcy-remote, non-for-profit corporation authorized to issue debt in an aggregate principal amount of $2.5 billion. TSASC has no taxing power. Bonds, which are issued by TSASC, are secured by Tobacco Settlement Revenues arising out of the Master Settlement Agreement between 46 states and the participating cigarette manufacturers. The program was structured such that forecasted revenues are in excess of annual debt service requirements, with the residual flowing back to New York City for the financing of various capital projects. Bonds issued by TSASC are not debt of the State of New York or the City. Furthermore, neither the revenues nor the taxing power of New York State or the City is pledged towards debt service payments.

  As of June 30, 1999, the City had $27.4 billion in general obligation debt outstanding. Related City issuers--MAC, TFA, and MWFA--had $3.8 billion, $4.15 billion, and $9.37 billion in revenue bonds outstanding, respectively. As of June 1, 2000, $709 million in TSASC debt was outstanding.

  Debt Ratings. As of June 1, 2000, Moody's, Standard & Poor's and Fitch rated the City's general obligation bonds A3, A-, and A, respectively. In addition, the agencies have rated New York City MAC obligations Aa3, AA, and AA, respectively. TFA obligations are rated Aa3, AA+, and AA+, respectively. TSASC obligations have been assigned ratings of Aa3, A, and A+, with higher ratings assigned to short and/or intermediate maturity ranges of the unique bond issue. In May 2000, Standard & Poor's, as well as Fitch, upgraded their ratings on MWFA obligations to AA, citing the Authority's enhanced legal and structural features, which provide extra protection for bondholders in case of default. As of June 1, 2000, Moody's has affirmed its Aa3 rating on MWFA obligations.

  These ratings reflect the City's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Furthermore, there can be no assurance that these issuers will maintain their current credit ratings.

  The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1999, the City estimated its potential future liability on outstanding claims to be $3.5 billion.

  (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.

  Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

  As of March 31, 1999, the State reported that its public benefit corporations had an aggregate of $47.8 billion of outstanding debt, some of which was State-supported and State-related debt.

  (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

  (5) Other Municipalities: Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have experienced financial problems in the past and have required additional State assistance. Such requests could occur again in the future, which could impact the State's financial position. The State has some oversight authority over some of these localities; State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Emergency Financial Control Board for the City of Yonkers (the "Yonkers Board" or EFCB) by the State in 1984. Consequently, the State of New York supervised the financial affairs of the City by requiring that financial plans be submitted to the EFCB on an annual basis. However, in July 1998, the EFCB voted itself out of existence after the determination that Yonkers had met the financial conditions to end the emergency period.

  In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. A similar municipal assistance corporation has also been established for Newburgh, and is expected to remain in existence until 2004. In addition, several other New York cities, including Utica, Rome, Schenectady, Syracuse and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition.

  Ongoing budgetary difficulties experienced by Nassau County ("Nassau") resulted in the State's appointment of National Association of Securities Dealers (NASD) Chairman and CEO, Frank Zarb as special advisor to the County in March of 2000. Pending legislative approval from Nassau, the State and Mr. Zarb have proposed a plan that would create the Nassau Interim Finance Authority
(NIFA). NIFA would serve as a temporary financing mechanism which would aid Nassau in restructuring its excessive amount of outstanding debt, as well as provide an estimated $100 million of transitional aid from the State over a 5-year period. However, state assistance is contingent on Nassau officials implementing budget balancing actions to close its current budget gap, as well as the adoption of a balanced four-year financial plan during 2000. The County's financial difficulties have contributed to several downgrades to its general obligation debt. On February 17, 2000, Moody's downgraded the County's general obligation bonds to Baa2 from Baa3, citing the County's ongoing budgetary concerns. Moody's also placed a negative outlook on Nassau's debt obligations. In addition, Standard & Poor's has placed the County's general obligation bond rating on negative creditwatch and has stated that the County's failure to resolve its current budget gap and the lack of a long-term financial plan that addresses the County's ongoing fiscal troubles will likely result in a downgrade, possibly to below investment grade.

  Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.

  If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

  (6) Other Issuers of New York Municipal Obligations: There are a number of other tax-exempt entities in the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the State.

Hedging and Other Defensive Actions

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Securities

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.


------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Fund     During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, John Nuveen &
                                                            Co. Incorporated, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and John Nuveen
                                                            & Co. Incorporated;
                                                            Director of Nuveen
                                                            Advisory Corp. (since
                                                            1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999); Chief Executive
                                                            Officer (since September
                                                            1999) of Nuveen Senior
                                                            Loan Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers              4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.

------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee                       Executive Director,
 35 E. Wacker Drive                                           Gaylord and Dorothy
 Suite 2600                                                   Donnelley Foundation
 Chicago, IL 60601                                            (since 1994); prior
                                                              thereto, Executive
                                                              Director, Great Lakes
                                                              Protection Fund (from
                                                              1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, John Nuveen &
                                                              Co. Incorporated, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of John
 333 West Wacker Drive          Treasurer                     Nuveen & Co.
 Chicago, IL 60606                                            Incorporated (since
                                                              January 1999), prior
                                                              thereto, Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of John Nuveen
                                                              & Co. Incorporated; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated; Vice
                                                              President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated and (since
                                                              May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.,
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago, IL 60606                                   Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial, Inc.

-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp.;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Institutional
                                                     Advisory Corp.; Assistant
                                                     Secretary of The John
                                                     Nuveen Company and (since
                                                     January 1997) Nuveen Asset
                                                     Management Inc.; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp.; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of John Nuveen & Co.
                                                     Incorporated; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary of The
                                                     John Nuveen Company (since
                                                     May 1994); Vice President
                                                     and Assistant Secretary
                                                     (since September 1999) of
                                                     Nuveen Senior Loan Asset
                                                     Management Inc.; Chartered
                                                     Financial Analyst.

--------------------------------------------------------------------------------

  Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 29, 2000. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                 Deferred   Total Compensation
                                 Aggregate     Compensation   from Trust and
                               Compensation    Payable from    Fund Complex
      Name of Trustee        from the Trust(1) the Trust(2) Paid to Trustees(3)
      ---------------        ----------------- ------------ -------------------
      Robert P. Bremner.....      $5,291          $  176          $72,000
      Lawrence H. Brown.....      $5,892          $  --           $78,750
      Anne E. Impellizzeri..      $4,283          $1,231          $72,000
      Peter R. Sawers.......      $4,298          $1,176          $74,500
      William S. Schneider..      $4,283          $1,218          $72,000
      Judith M. Stockdale...      $5,173          $  304          $72,000

--------

(1) The compensation paid (but not including amounts deferred) to the independent trustees for the twelve months ended February 29, 2000 for services to the Trust.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(3) Based on the compensation paid (including any amounts deferred) to the independent trustees for the twelve months ended February 29, 2000 for services to the open-end and closed-end funds advised by NAC.


  Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NAC or Nuveen.

  The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

  The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of May 31, 2000, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
Nuveen New York Insured
 Municipal Bond Fund        Margaret A. Andretta                      5.57%
 Class A Shares............ 100 Burgevin St.
                            Kingston, NY 12401
Nuveen New York Insured
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    18.94
 Class B Shares............ for the benefit of its customers
                            Attn: Fund Admn/97NB7
                            4800 Deer Lake Dr. E FL3
                            Jacksonville, FL 32246-6484
                            NFSC FEBO 0TM-562610                      8.92
                            William M. Donofrio
                            25 Homer Street
                            Staten Island, NY 10301
Nuveen New York Insured
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    11.65
 Class C Shares............ for the benefit of its customers
                            Attn: Fund Admn/97GX0
                            4800 Deer Lake Dr. E FL3
                            Jacksonville, FL 32246-6484
                            Henry C. Baigelman                       10.39
                            and Gita H. Baigelman
                            6544 110th Street
                            Forest Hills, NY 11375-1845
                            Cathy A. Chirello                         7.52
                            354 Highland Street
                            Fulton, NY 13069
                            Fiserv Securities Inc.                    6.84
                            FAO 27669578
                            One Commerce Square
                            2005 Market St., Suite 1200
                            Philadelphia, PA 19103
                            Arlene Krasnoff                           6.30
                            21707 82nd Ave.
                            Queens Village, NY 11427-1103
Nuveen New York Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith    20.12
 Class A Shares............ for the benefit of its customers
                            Attn: Fund Admn/97E86
                            4800 Deer Lake Dr. E FL3
                            Jacksonville, FL 32246-6484

                                                                    Percentage
Name of Fund and Class       Name and Address of Owner             of Ownership
----------------------       -------------------------             ------------
Nuveen New York Municipal
 Bond Fund                   Merrill Lynch, Pierce, Fenner & Smith    19.80%
 Class B Shares............  for the benefit of its customers
                             Attn: Fund Admn/97NH1
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen New York Municipal
 Bond Fund                   Merrill Lynch, Pierce, Fenner & Smith    40.41
 Class C Shares............  for the benefit of its customers
                             Attn: Fund Admn/97G00
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
                             Lewco Securities Corp                     8.91
                             FBO AC W63-263587-6-01
                             34 Exchange Place 4th Floor
                             Jersey City, NJ 07311
Nuveen Flagship New Jersey
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith     9.04
 Class A Shares............  for the benefit of its customers
                             Attn: Fund Admn/97E82
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen Flagship New Jersey
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    29.53
 Class B Shares............  for the benefit of its customers
                             Attn: Fund Admn/97NH0
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
Nuveen New Jersey Municipal
 Bond Fund                   Merrill Lynch, Pierce, Fenner & Smith    17.69
 Class C Shares............  for the benefit of its customers
                             Attn: Fund Admn/97GX1
                             4800 Deer Lake Dr. E FL3
                             Jacksonville, FL 32246-6484
                             Donaldson Lufkin Jenrette                 6.41
                             Securities Corporation Inc.
                             PO Box 2052
                             Jersey City, NJ 07303-9998
Nuveen California Municipal
 Bond Fund                   NFSC FEBO Q13-000027                     11.56
 Class A Shares............  FMTC Personal TR Omnibus Acct.
                             82 Devonshire Street
                             Mailzone R18B
                             Boston, MA 02109

                                                                    Percentage
Name of Fund and Class            Name and Address of Owner        of Ownership
----------------------            -------------------------        ------------
Nuveen California Municipal Bond  MLPF&S for the benefit of its       14.72%
 Fund                             customers
 Class B Shares.................  Attn: Fund Admn/97NB2
                                  4800 Deer Lake Drive E FL 3
                                  Jacksonville, FL 32246-6484
                                  CIBC World Markets Corp              6.96
                                  FBO 024-69829-12
                                  Church Street Station
                                  New York, NY 10008-3484
Nuveen California Municipal Bond
 Fund                             First Union Securities Inc.         26.84
 Class C Shares.................  AC 7298-6063
                                  111 East Kilbourn Avenue
                                  Milwaukee, WI 53202
                                  MLPF&S for the benefit of its       21.68
                                  customers
                                  Attn: Fund Admn/97GY0
                                  4800 Deer Lake Drive E FL 3
                                  Jacksonville, FL 32246-6484
                                  Joseph Daou                          5.91
                                  Marie Daou TRS
                                  Joseph & Marie Daou Family Trust
                                  U/A 03/11/96
                                  PO Box 676188
Nuveen California Insured
 Municipal Bond Fund              NFSC FEBO W75-716960                 6.09
 Class A Shares.................  Nitin Kumar
                                  1480 University Avenue
                                  San Jose, CA 95126
Nuveen California Insured                                             11.50
 Municipal Bond Fund              MLPF&S for the benefit of its
 Class B Shares.................  customers
                                  Attn: Fund Admn/97NB3
                                  4800 Deer Lake Drive E FL 3
                                  Jacksonville, FL 32246-6484
                                  Salomon Smith Barney Inc.            5.60
                                  00155400314
                                  333 West 34th Street--3rd Floor
                                  New York, NY 10001
Nuveen California Insured
 Municipal Bond Fund              Services                            11.42
 Class C Shares.................  FBO 340185721
                                  10
                                  Seattle, WA 98124-3701

                                                                    Percentage
Name of Fund and Class       Name and Address of Owner             of Ownership
----------------------       -------------------------             ------------
                             Services                                  6.86%
                             FBO 340057691
                             3rd Floor 12640
                             San Francisco, CA 94107
                             Myrtle L. Dreyer                          6.09
                             989 Spencer Avenue
                             San Jose, CA 95125-1672
                             Prudential Securities Inc. FBO            5.27
                             Mr. Don Kellough
                             3210 Fosca Street
                             Carlsbad, CA 92009-7829
                             MLPF&S for the benefit of its             5.22
                             customers
                             Attn: Fund Admn/97GY1
                             4800 Deer Lake Drive E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    23.73
 Class A Shares............  for the sole benefit of its customers
                             Attn: Fund Admn/973F5
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    20.37
 Class B Shares............  for the sole benefit of its customers
                             Attn: Fund Admn Sec 97NC1
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith    28.38
 Class C Shares............  for the sole benefit of its customers
                             Attn: Fund Admn Sec 97CM5
                             4800 Deer Lake Dr. E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Philip T. Benard                         18.39
 Class R Shares............  105 Macktown Road
                             Windsor, CT 06095-1425
                             Norman L. Bell Jr.                       16.62
                             Carol L. Bell
                             55 Elm Street
                             Colchester, CT 06415-2144

                                                                   Percentage
Name of Fund and Class      Name and Address of Owner             of Ownership
----------------------      -------------------------             ------------
                            Elizabeth L. McColgin                    12.97%
                            Elizabeth L. McColgin Trust
                            U/A 07/30/85
                            101 Hat Shop Hill Road
                            Bridgewater, CT 06752
                            August E. Sapega                          6.17
                            and Margaret S. Sapega
                            27 Pelham Road
                            W. Hartford, CT 06107-2717
                            MLPF&S for the sole benefit of its        5.81
                            customers
                            Attn: Fund Admin SEC 97NE9
                            4800 Deer Lake Drive E FL 3
                            Jacksonville, FL 32246-6484
Nuveen Massachusetts
 Municipal Bond Fund        Robert B. Rogers                          5.69
 Class A Shares............ Kathleen Rogers
                            15 Paddock Circle
                            E Falmouth, MA 02536
                            Painewebber for the benefit of            7.32
                            Robert I. Glass
                            68 Lyman Road
                            Northampton, MA 01060-4228
Nuveen Massachusetts
 Municipal Bond Fund        John A. Mellen                            5.08
 Class B Shares............ and Mary C. Mellen
                            296 Fall River Ave
                            Seekonk, MA 02771-5506
                            Merrill Lynch, Pierce, Fenner & Smith    20.63
                            for the benefit of its customers
                            Attn: Fund Admn/97NB5
                            4800 Deer Lake Dr. E Fl 3
                            Jacksonville, FL 32246-6484
                            Lehman Brothers Inc.                      8.22
                            FBO 834-84898-11
                            PO Box 29198
                            Brooklyn, NY 11202-9198
                            Robert W. Baird Co. Inc.                  6.05
                            A C 1623-1478
                            777 East Wisconsin Avenue
                            Milwaukee, WI 53202-5391

                                                                     Percentage
Name of Fund and Class        Name and Address of Owner             of Ownership
----------------------        -------------------------             ------------
Nuveen Massachusetts          Merrill Lynch, Pierce, Fenner & Smith    10.54%
 Municipal Bond Fund          for the benefit of its customers
 Class C Shares.............  Attn: Fund Admn/97GY9
                              4800 Deer Lake Dr. E FL 3
                              Jacksonville, FL 32246-6484
                              Maurice S. Vaughn                        14.10
                              Maurice Samuel Vaughn Living Trust
                              8008 Sacremento Street
                              Fair Oaks, CA 95628
                              Salomon Smith Barney Inc.                 6.01
                              00135358199
                              333 West 34th Street 3rd Floor
                              New York, NY 10001
Nuveen Massachusetts Insured
 Municipal Bond Fund          PaineWebber                               5.56
 Class A Shares.............  for the benefit of Lorraine I. Fields
                              Apt. 422
                              Washington, DC 20015-2813
Nuveen Massachusetts Insured
 Municipal Bond Fund          MLPF&S for the benefit of its            14.45
 Class B Shares.............  customers
                              Attn: Fund Admn/97NB6
                              4800 Deer Lake Drive E FL 3
                              Jacksonville, FL 32246-6484
                              Painewebber for the benefit of            7.34
                              Dorothy Weissberger
                              85 Towbridge Street
                              Cambridge, MA 02138-3101
                              US Clearing Corp.                         6.00
                              FBO 013-12167-15
                              26 Broadway
                              New York, NY 10004-1798
                              Prudential Securities Inc. FBO            5.88
                              Mrs. Evangeline S. Videtto
                              38 Rockway Rd.
                              Peabody, MA 01960-6519
                              Deborah Gilman                           22.66
                              Stuart Cohen TRS
                              U/A 03/11/99
                              280 Newtonville Ave. Apt. 504
                              Newton, MA 02460

                                                                   Percentage
Name of Fund and Class             Name and Address of Owner      of Ownership
----------------------             -------------------------      ------------
                                   Dean Witter for the benefit of    11.77%
                                   Dwight Dorrell
                                   PO Box 250
                                   Church Street Station
                                   New York, NY 10008-0250
                                   Fiserv Securities Inc.             6.15
                                   FAO 40215211
                                   One Commerce Square
                                   2005 Market Street
                                   Suite 1200
                                   Philadelphia, PA 19103
Nuveen Massachusetts Insured
 Municipal Bond Fund               Rose E. Frisch                     8.65
 Class C Shares................... Rose E. Frisch 1997 Rev Trust
                                   U/A 05/07/97
                                   3 Hillside Pl
                                   Cambridge, MA 02140-3617
                                   Kathleen F. Flynn                  7.37
                                   44 North Rd.
                                   Hampden, MA 01036-9659
                                   Ruth Biller                        9.39
                                   51 Oak Rd.
                                   Canton, MA 02021-2625
                                   Painewebber for the benefit of     7.52
                                   Wayne E. Bugley
                                   8 Ward Street
                                   Southboro, MA 01772-1015
                                   Donaldson Lufkin Jenrette          5.49
                                   Securities Corporation Inc.
                                   PO Box 2052
                                   Jersey City, NJ 07303-9998
                                   John Stobart                       6.94
                                   Townhouse 23
                                   Union Wharf
                                   Boston, MA 02109
                                   John Sullivan                      8.40
                                   Unit 4
                                   352 Commonwealth Ave.
                                   Boston, MA 02115

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Assets                                          Management Fee
------------------------                                          --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 (.975 for insured Funds) of 1% of average daily net assets of any class of shares of those Funds.

  For the last three fiscal years, the Funds paid net management fees to Nuveen Advisory as follows:

                              Management Fees Net of     Fee Waivers and Expense
                           Expense Reimbursement Paid to   Reimbursements from
                           Nuveen Advisory for the Year  Nuveen Advisory for the
                                       Ended                   Year Ended
                           ----------------------------- -----------------------
                            2/28/98   2/28/99   2/29/00  2/28/98 2/28/99 2/29/00
                           --------- --------- --------- ------- ------- -------
New York Municipal Bond
 Fund....................    956,215 1,015,402   670,787 317,918 360,810 711,646
New York Insured
 Municipal Bond Fund.....  1,929,254 1,968,107 1,922,386     --      --      --
California Municipal Bond
 Fund....................  1,309,287 1,418,730 1,477,137     --      --      --
California Insured
 Municipal Bond Fund.....  1,239,386 1,308,079 1,304,008     --      --      --
Connecticut Municipal
 Bond Fund...............  1,033,050 1,215,059 1,316,529 171,361  89,265     --
Massachusetts Municipal
 Bond Fund...............    414,026   435,615   509,510  38,925  61,609  20,381
Massachusetts Insured
 Municipal Bond Fund.....    360,589   384,603   380,128     --      --      --

                         Management Fees Net of  Fee Waivers and Expense
                          Expense Reimbursement    Reimbursements from
                         Paid to Nuveen Advisory Nuveen Advisory for the
                           for the Year Ended          Year Ended
                         ----------------------- -----------------------
                         2/28/98 2/28/99 2/29/00 2/28/98 2/28/99 2/29/00
                         ------- ------- ------- ------- ------- -------
New Jersey Municipal
 Bond Fund.............. 116,781 203,446 584,578 325,469 377,595 71,000


  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over
1.3 million individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-in-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

  The Funds expect that substantially all portfolio transactions will be affected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from received from dealers. Since it is only supplementary to Nuveen Advisory own research efforts, the receipt of research information is not expected to significantly reduce Nuveen Advisory expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the 1940 Act, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of the includible gain on the tax deemed paid by the shareholder in respect to such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes.

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

State Tax Matters

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. In some states, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

California

  The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the California Funds.

  The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

  The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

  Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the California personal income tax.

  All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

  Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Connecticut

  The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

  The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

  The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

  Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

  All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

  Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

  Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

Massachusetts

  The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

  The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

  The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

  Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

  Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will be subject to the Massachusetts personal income and corporate excise tax.

  Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

New Jersey

  The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

  The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund's distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund's shareholders.

  The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

  Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

  All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

  Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

  Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

New York

  The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

  The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

  Individual shareholders of the New York Funds who are subject to New York State and/or New York City personal income taxation will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes) which the New York Funds clearly identify as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Funds of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Funds of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Funds will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

  All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

  Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

  Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

  Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.


PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                              As of February 29, 2000
                                     ------------------------------------------
                                            Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
     New Jersey Municipal Bond Fund
       Class A Shares............... 4.86%        43.5%              8.60%
       Class B Shares............... 4.33%        43.5%              7.66%
       Class C Shares............... 4.53%        43.5%              8.02%
       Class R Shares............... 5.27%        43.5%              9.33%
     New York Municipal Bond Fund**
       Class A Shares............... 6.09%        46.0%             11.28%
       Class B Shares............... 5.61%        46.0%             10.39%
       Class C Shares............... 5.81%        46.0%             10.76%
       Class R Shares............... 6.56%        46.0%             12.15%

                                              As of February 29, 2000
                                     ------------------------------------------
                                            Combined Federal       Taxable
                                     Yield and State Tax Rate* Equivalent Yield
                                     ----- ------------------- ----------------
     New York Insured Municipal
     Bond Fund**
       Class A Shares..............  4.39%        46.0%              8.13%
       Class B Shares..............  3.84%        46.0%              7.11%
       Class C Shares..............  4.04%        46.0%              7.48%
       Class R Shares..............  4.79%        46.0%              8.87%
     California Municipal Bond Fund
       Class A Shares..............  5.08%        45.0%              9.24%
       Class B Shares..............  4.56%        45.0%              8.29%
       Class C Shares..............  4.76%        45.0%              8.65%
       Class R Shares..............  5.51%        45.0%             10.02%
     California Insured Municipal
     Bond Fund
       Class A Shares..............  4.51%        45.0%              8.20%
       Class B Shares..............  3.96%        45.0%              7.20%
       Class C Shares..............  4.16%        45.0%              7.56%
       Class R Shares..............  4.91%        45.0%              8.93%
     Massachusetts Municipal Bond
     Fund
       Class A Shares..............  4.87%        43.0%              8.54%
       Class B Shares..............  4.34%        43.0%              7.61%
       Class C Shares..............  4.54%        43.0%              7.96%
       Class R Shares..............  5.29%        43.0%              9.28%
     Massachusetts Insured
      Municipal Bond Fund
       Class A Shares..............  4.43%        43.0%              7.77%
       Class B Shares..............  3.88%        43.0%              6.81%
       Class C Shares..............  4.08%        43.0%              7.16%
       Class R Shares..............  4.82%        43.0%              8.46%
     Connecticut Municipal Bond
      Fund
       Class A Shares..............  4.81%        42.5%              8.37%
       Class B Shares..............  4.28%        42.5%              7.44%
       Class C Shares..............  4.48%        42.5%              7.79%
       Class R Shares..............  5.23%        42.5%              9.10%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.
  ** Reflects a combined federal, state and New York City tax rate.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares, were as follows:

                                                       February 29, 2000
                                                -------------------------------
                                                      Distribution Rates
                                                -------------------------------
                                                Class A Class B Class C Class R
                                                ------- ------- ------- -------
      New Jersey Municipal Bond Fund...........  4.67%   4.07%   4.33%   5.06%
      New York Municipal Bond Fund.............  5.65%   5.13%   5.35%   6.12%
      New York Insured Municipal Bond Fund.....  4.91%   4.34%   4.53%   5.31%
      California Municipal Bond Fund ..........  5.28%   4.80%   4.98%   5.75%
      California Insured Municipal Bond Fund...  5.02%   4.47%   4.68%   5.42%
      Massachusetts Municipal Bond Fund........  5.21%   4.66%   4.89%   5.65%
      Massachusetts Insured Municipal Bond
      Fund.....................................  4.94%   4.36%   4.55%   5.34%
      Connecticut Municipal Bond Fund..........  5.08%   4.53%   4.70%   5.47%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                                Inception Dates
                                                               -----------------
      New Jersey Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................     July 26, 1991
      New York Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      New York Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      California Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................      July 1, 1986
      California Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................      July 1, 1986
      Massachusetts Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      Massachusetts Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      Connecticut Municipal Bond Fund
        Class A Shares........................................     July 13, 1987
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................   October 4, 1993
        Class R Shares........................................  February 1, 1997

  The annual total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended February 29, 2000 and for the period from inception through February 29, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                              Annual Total Returns
                              -----------------------------------------------------
                                One year    Five years   Ten years   From inception
                                 ended        ended        ended        through
                              February 29, February 29, February 29,  February 29,
                                  2000         2000         2000          2000
                              ------------ ------------ ------------ --------------
     New York Municipal Bond
      Fund
       Class A Shares........    -6.51%       4.74%        6.28%         6.26%
       Class B Shares........    -6.87%       4.70%        6.17%         6.18%
       Class C Shares........    -2.97%       5.05%        6.06%         5.90%
       Class R Shares........    -2.21%       5.86%        7.02%         6.88%
     New York Insured
      Municipal Bond Fund
       Class A Shares........    -6.60%       3.90%        5.85%         5.73%
       Class B Shares........    -6.97%       3.85%        5.71%         5.63%
       Class C Shares........    -3.17%       4.17%        5.59%         5.34%
       Class R Shares........    -2.43%       5.00%        6.55%         6.32%
     Massachusetts Municipal
      Bond Fund
       Class A Shares........    -7.26%       3.73%        5.71%         5.27%
       Class B Shares........    -7.69%       3.74%        5.57%         5.14%
       Class C Shares........    -3.87%       3.98%        5.42%         4.85%
       Class R Shares........    -3.03%       4.85%        6.40%         5.85%
     Massachusetts Insured
      Municipal Bond Fund
       Class A Shares........    -6.99%       3.58%        5.57%         5.38%
       Class B Shares........    -7.29%       3.56%        5.43%         5.27%
       Class C Shares........    -3.43%       3.82%        5.30%         4.98%
       Class R Shares........    -2.68%       4.70%        6.28%         5.98%
     California Municipal
      Bond Fund
       Class A Shares........    -7.21%       4.33%        5.68%         6.07%
       Class B Shares........    -7.60%       4.28%        5.58%         5.97%
       Class C Shares........    -3.74%       4.57%        5.43%         5.68%
       Class R Shares........    -2.98%       5.44%        6.40%         6.68%
     California Insured
      Municipal Bond Fund
       Class A Shares........    -7.60%       4.06%        5.81%         5.91%
       Class B Shares........    -7.93%       4.03%        5.65%         5.81%
       Class C Shares........    -4.03%       4.37%        5.50%         5.47%
       Class R Shares........    -3.27%       5.19%        6.50%         6.49%
     Connecticut Municipal
      Bond Fund
       Class A Shares........    -7.90%       4.18%        5.71%         6.05%
       Class B Shares........    -8.23%       4.18%        5.67%         6.04%
       Class C Shares........    -4.31%       4.50%        5.58%         5.82%
       Class R Shares........    -3.63%       5.26%        6.26%         6.48%

  The annual total return figures for the New Jersey Municipal Bond Fund, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods ended February 29, 2000, and for the period since inception through February 29, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                         Annual Total Returns
                         -----------------------------------------------------
                             One year         Five years      From inception
                               ended             ended            through
                         February 29, 2000 February 29, 2000 February 29, 2000
                         ----------------- ----------------- -----------------
New Jersey Municipal
 Bond Fund
  Class A Shares........      -7.68%             3.91%             5.00%
  Class B Shares........      -8.17%             3.84%             4.81%
  Class C Shares........      -4.29%             4.14%             4.86%
  Class R Shares........      -3.47%             5.01%             5.81%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

  The cumulative total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods ended February 29, 2000, and for the period since inception through February 29, 2000, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, respectively, were:

                                            Cumulative Total Returns
                               ---------------------------------------------------
                                 One year    Five years   Ten years       From
                                  ended        ended        ended      Inception
                               February 29, February 29, February 29, February 29,
                                   2000         2000         2000         2000
                               ------------ ------------ ------------ ------------
      New York Municipal Bond
       Fund
        Class A Shares........    -6.51%       26.05%       83.94%      122.74%
        Class B Shares........    -6.87%       25.79%       82.00%      120.58%
        Class C Shares........    -2.97%       27.94%       80.06%      112.86%
        Class R Shares........    -2.21%       32.96%       97.03%      140.58%
      New York Insured
       Municipal Bond Fund
        Class A Shares........    -6.60%       21.08%       76.49%      108.47%
        Class B Shares........    -6.97%       20.77%       74.16%      106.04%
        Class C Shares........    -3.17%       22.64%       72.30%       98.52%
        Class R Shares........    -2.43%       27.62%       88.64%      124.50%
      Massachusetts Municipal
       Bond Fund
        Class A Shares........    -7.26%       20.08%       74.26%       96.80%
        Class B Shares........    -7.69%       20.13%       71.96%       93.64%
        Class C Shares........    -3.87%       21.55%       69.59%       86.81%
        Class R Shares........    -3.03%       26.73%       86.00%      111.64%
      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares........    -6.99%       19.24%       71.96%       99.63%
        Class B Shares........    -7.29%       19.14%       69.69%       96.84%
        Class C Shares........    -3.43%       20.59%       67.61%       89.92%
        Class R Shares........    -2.68%       25.84%       83.83%      115.15%
      California Municipal
       Bond Fund
        Class A Shares .......    -7.21%       23.64%       73.68%      123.83%
        Class B Shares........    -7.60%       23.30%       72.04%      120.91%
        Class C Shares........    -3.74%       25.04%       69.75%      112.76%
        Class R Shares........    -2.98%       30.31%       86.02%      141.82%
      California Insured
       Municipal Bond Fund
        Class A Shares .......    -7.60%       21.99%       75.88%      119.25%
        Class B Shares........    -7.93%       21.86%       73.26%      116.36%
        Class C Shares........    -4.03%       23.84%       70.79%      107.06%
        Class R Shares........    -3.27%       28.79%       87.73%      136.05%
      Connecticut Municipal
       Bond Fund
        Class A Shares........    -7.90%       22.72%       74.24%      109.92%
        Class B Shares........    -8.23%       22.70%       73.51%      109.75%
        Class C Shares........    -4.31%       24.59%       72.06%      104.22%
        Class R Shares........    -3.63%       29.23%       83.61%      121.12%

  The cumulative total return figures for the New Jersey Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods ended February 29, 2000, and for the period since inception through February 29, 2000, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                               Cumulative Total Returns
                                        --------------------------------------
                                                                      From
                                          One year    Five years   Inception
                                           ended        ended       through
                                        February 29, February 29, February 29,
                                            2000         2000         2000
                                        ------------ ------------ ------------
      New Jersey Municipal Bond Fund
        Class A Shares.................    -7.68%       21.16%       47.69%
        Class B Shares.................    -8.17%       20.74%       45.63%
        Class C Shares.................    -4.29%       22.51%       46.19%
        Class R Shares.................    -3.47%       27.70%       57.08%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 43.0% maximum combined marginal federal and state tax rate for 2000, the annual taxable equivalent total return for the Massachusetts Municipal Bond Fund's Class R shares for the five-year period ended February 29, 2000 was 8.99%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund and, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount.

  . officers, trustees and former trustees of the Nuveen and Flagship Funds.

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
    (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/ maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following special circumstances:
1) redemptions within one year following the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions caused by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; and 9) redemptions of Classes A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

General Matters

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

  Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

  To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for issuance of the lost, stolen, or destroyed certificate.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on July 30, 1999 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                 Year Ended               Year Ended               Year Ended
                             February 29, 2000        February 28, 1999        February 28, 1998
                          ------------------------ ------------------------ ------------------------
                           Amount of     Amount     Amount of     Amount     Amount of     Amount
                          Underwriting Retained By Underwriting Retained By Underwriting Retained By
                          Commissions    Nuveen    Commissions    Nuveen    Commissions    Nuveen
Fund                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Fund.........      $ 88           2         186           25         242           33
New York Fund...........      $ 94          11         149           23         367           60
New York Insured Fund...      $ 99         --          171           21         308           48
California Fund.........      $170         --          161           21         272           38
California Insured Fund.      $117           4         199           32         310           45
Massachusetts Fund......      $ 49         --           92            9         103           13
Massachusetts Insured
 Fund...................      $ 35           5          60           10          56            7
Connecticut Fund........      $233           8         343           42         504           61

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended February 29, 2000, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. Prior to February 1, 1997, the service fee for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the New Jersey Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was
 .75% for Class C Shares. Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class C Shares was .55%. For the period from June 1, 1996 to January 31, 1997, the service fee for the Connecticut Municipal Bond Fund Class C Shares was .20% and the distribution fee was .20% for the Class A Shares and .75% for the Class C Shares; thereafter, the fees were the same as the aforementioned Funds.

                                                           Compensation Paid to
                                                          Authorized Dealers for
                                                            end of Fiscal 2000
                                                          ----------------------
New York Municipal Bond Fund
  Class A................................................        $161,150
  Class B................................................        $153,449
  Class C................................................        $ 69,761
New York Insured Municipal Bond Fund
  Class A................................................        $110,560
  Class B................................................        $154,721
  Class C................................................        $ 32,715
New Jersey Municipal Bond Fund
  Class A................................................        $103,268
  Class B................................................        $129,126
  Class C................................................        $ 79,627
California Municipal Bond Fund
  Class A................................................        $ 91,683
  Class B................................................        $ 90,893
  Class C................................................        $ 86,615
California Insured Municipal Bond Fund
  Class A................................................        $100,255
  Class B................................................        $103,090
  Class C................................................        $ 51,345
Connecticut Municipal Bond Fund
  Class A................................................        $418,906
  Class B................................................        $134,392
  Class C................................................        $129,728

                                                           Compensation Paid to
                                                          Authorized Dealers for
                                                            end of Fiscal 2000
                                                          ----------------------
Massachusetts Municipal Bond Fund
  Class A................................................        $32,599
  Class B................................................        $34,852
  Class C................................................        $37,422
Massachusetts Insured Municipal Bond Fund
  Class A................................................        $23,576
  Class B................................................        $14,883
  Class C................................................        $11,790

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York 10004. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

  The Funds' transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

Ratings of Investments

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.
                                                                    VAI-MS2 6-99

ANNUAL REPORT February 29, 2000

                                                              Nuveen Investments

NUVEEN MUNICIPAL BOND FUNDS

                                          California

                                          California Insured

[PHOTO APPEARS HERE]

Fund Information


Board of Trustees                Transfer Agent and
                                 Shareholder Services
Robert P. Bremner
Lawrence H. Brown                Chase Global Funds Services Company
Anne E. Impellizzeri             73 Tremont Street
Peter R. Sawers                  Boston, MA 02108
William J. Schneider
Timothy R. Schwertfeger          (800) 257-8787
Judith M. Stockdale
                                 Legal Counsel
Fund Manager
                                 Morgan, Lewis &
Nuveen Advisory Corp.            Bockius LLP
333 West Wacker Drive            Washington, D.C.
Chicago, IL 60606
                                 Independent Public Accountants

                                 Arthur Andersen LLP
                                 Chicago, IL


    Contents
 1  Dear Shareholder
 3  From the Portfolio Manager's Perspective
 6  Nuveen California Municipal Bond Fund Spotlight
 7  Nuveen California Insured Municipal Bond
    Fund Spotlight
 8  Portfolio of Investments
15  Statement of Net Assets
16  Statement of Operations
17  Statement of Changes in Net Assets
18  Notes to Financial Statements
23  Financial Highlights
25  Report of Independent Public Accountants

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.


A Trusted Resource. As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

  Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

Family Wealth Management. Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

  We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

The Economic Environment. You may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period. Before we get to that, I want to briefly report on the economic environment in which your Nuveen investment performed.

  The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.

  That was then; this is now.



                             "We are dedicated to
                             helping you and your
                               financial advisor
                               develop a family
                              wealth management
                              strategy unique to
                              you and your goals
                                 and values."


                                                            ANNUAL REPORT page 1

        "There's still faith
          in the emerging
     paradigm, which holds that
          improvements in
productivity enable us to have both
          economic growth
         and low inflation
         at the same time."

  The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology-related developments and the globalization of the economy are three reasons for continued economic health.

  In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000, and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate -- the interest that banks charge each other on overnight loans -- since June 1999.

  Municipal bonds continued to serve investors well, in our opinion. At the end of February 2000, the ratio between long-term municipal bond yields and 30-year Treasury yields stood at 102%. For investors, this meant that quality long-term municipal bonds offered yields above those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

  Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.

  Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.

What Can You Do? We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep market events in perspective while you focus on your overall financial plan.

  For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

  Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000





ANNUAL REPORT page 2

NUVEEN CALIFORNIA MUNICIPAL BOND FUND
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Bill Fitzgerald of Nuveen Advisory Corp.


Q Over the last year, the nation's economy grew at a healthy clip, continuing an unprecedented trend of economic expansion. How did the California economy do over the fund's fiscal year, which ended February 29, 2000?

BILL The economy in California has been very strong on many levels. As of February 29, 2000, California's unemployment rate is 4.6%, down from 5.5% for the same period last year. The national unemployment rate is 4.1%. Personal income grew almost 8%, versus 6% overall for the U.S.

  The state of California had its best year ever in revenues during 1999, and to date, 2000 has been strong as well with officials projecting a $1 billion-plus budget surplus for April 2000. The state of California was upgraded by bond rating agency Standard & Poor's in mid-February 1999 from AA- to AA. The state's debt ratio stood at four percent at the end of 1999.

  Construction and real estate have been important drivers of this flourishing economy; however, it has been the computer/software industry that seems to be the most powerful driver, and the wealth it has created has been a major force behind most everything from housing to consumer spending. It has been by far the fastest-growing industry at an average growth rate of 18%.

  The average salary across all jobs -- from janitor on up -- in this sector was between $80,000 and $100,000, as of the period reported. This of course contributed to the tight job market, but the upside is it has been attracting good, quality workers from all over the country.

Q  What was the level of state municipal bond supply during the fiscal year?

BILL Issuance was down 21 percent over 1999, which was in line with the rest of the nation. The higher cost of borrowing due to rising interest rates was a reason for decreased supply. Demand pretty much stayed consistent with supply over the year.

Q Of course, the downside to this thriving economy has been rising interest rates, and the Federal Reserve Board (the Fed) implemented several rate hikes, as was expected, to help head off any inflationary pressures. How did the two Nuveen California municipal bond funds perform in this less-than-ideal environment for municipal bonds?


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen California and California Insured Municipal Bond Funds.



Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 3

"We took advantage of rising interest rates to improve call protection and potentially enhance each fund's income stream."


BILL While this environment allowed us to take some measures to position the funds for the long term, for the fiscal year ended February 29, 2000, the Nuveen California Municipal Bond Fund reported a total return of -3.12% for Class A shares on net asset value. That compares favorably to the Lipper California Municipal Debt peer group average, which reported a 4.88% loss for the same one-year period. Over the five-year period, the fund reported a 5.23% gain, compared to the 4.87% gain for the Lipper peer group for the same period.*

  As of February 29, 2000, the fund's SEC 30-day yield was 5.31%. For investors in the combined 37.5% federal and state income tax bracket, that is equivalent to a yield of 8.50% on a taxable investment.**

           NUVEEN CALIFORNIA MUNICIPAL BOND FUND
           Bond Credit Quality
           [PIE CHART APPEARS HERE]
                       AAA/U.S. Guaranteed..34%
                       AA................... 7%
                       A....................15%
                       BBB/NR...............44%

           As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

Nuveen California Insured Municipal Bond Fund had a total return of -3.52% for the fiscal year ended February 29, 2000, compared to the Lipper California Insured Municipal Debt peer group average loss of 4.23%. The five-year period shows a 4.95% gain for the fund, in line with the 4.96% gain for the Lipper peer group.*

  As of February 29, 2000, the Nuveen California Insured Municipal Bond Fund's SEC 30-day yield was 4.70%, which is equivalent to a 7.52% yield on a taxable investment for investors in the combined 37.5% federal and state income tax bracket.**


Q How did you manage the funds in this challenging environment of rising interest rates?

BILL A challenging market like this one can still present us with unique opportunities to restructure the portfolio and position the fund for the long-term.

  We took advantage of rising interest rates to improve call protection and potentially enhance each fund's income stream. When interest rates are falling, bond issuers tend to call or redeem their bonds early to lower their repayment costs, forcing bond investors to reinvest at lower rates. Improving the call protection helps shield the fund from these early bond calls. Shareholders could benefit as this strategy would allow the portfolio to hold onto higher-yielding bonds in a lower-rate environment. We sold out holdings that had less than seven years of call protection, to improve the average call protection to 10 years.

  We also maintained a short duration in the portfolios, which typically works well amid rising interest rates because as shorter-term bonds mature, we can reinvest at higher rates (and lower prices).

  Other than that, it was a combination of being in what we felt were the right sectors and participating in a couple of opportune bond issues that were important to the marketplace. Having the knowledge and market presence of Nuveen research helped us get a front-row seat with some of these deals.


Q  Can you give us some examples of some of these important issues and sectors?

BILL One important issue to the marketplace was the Foothill/Eastern Transportation Corridor, which supports a toll road project in Southern California. We purchased this issue at a 5% coupon maturing in 2035, then had the bonds insured in the


*For the Nuveen California Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 108 funds in the Lipper California Municipal Debt Funds category for the one-year period ended February 29, 2000, and 78 funds for the five-year period. For the Nuveen California Insured Municipal Bond Fund the Lipper Peer Group returns represent the 23 funds in the Lipper California Insured Municipal Debt Funds category for the one-year period and 20 funds in the category for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

**Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The rate shown is based on the 30-day SEC yield and a combined federal and state income tax rate of 37.5%.

ANNUAL REPORT page 4
secondary market once we owned them. This is just one method of insurance we use for the Nuveen California Insured Municipal Bond Fund, but we also periodically use this tactic in the other fund to try to enhance returns on an issue, because bonds that are insured generally are worth more.

 NUVEEN CALIFORNIA MUNICIPAL BOND FUND

  Top Five Sectors

  Tax Obligation (Limited)        25%
 -------------------------------------
  Housing (Multifamily)           18%
 -------------------------------------
  Healthcare                      13%
 -------------------------------------
  U.S. Guaranteed                 10%
 -------------------------------------
  Transportation                   9%
 -------------------------------------
As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

Top Five Sectors

  Tax Obligation (Limited)  30%
 -------------------------------
  U.S. Guaranteed           21%
 -------------------------------
  Tax Obligation (General)  19%
 -------------------------------
  Housing (Multifamily)     8%
 -------------------------------
  Healthcare                6%
 -------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

  After the Foothill/Eastern Transportation Corridor bonds were insured, the price increased 10 basis points. They returned 27% over the fiscal year.

  Resource recovery bonds made up the best performing sector for the funds, mainly due to one of the largest holdings in the Nuveen California Municipal Bond Fund: the California Pollution Control Financing Authority for the CanFibre of Riverside Project. CanFibre is a company that recycles wood fiber into a strong fire and water-resistant wood product. As construction of this facility was completed in May 1999 and it began operation, the prices of the bonds rose to reflect the positive credit outlook on the project. As of February 29, 2000, about 5% of the fund's assets were invested in CanFibre. The California Insured Municipal Bond Fund does not hold these bonds.

  The healthcare sector continued to face challenges during the period, the resulting fallout from the federal Medicare reimbursement cuts in 1997. However, with our California-based research we were able to identify specific issues with attractive spreads that did well despite the market: California Health Care (Cedars-Sinai Medical Center) and Catholic Healthcare West. Both were upgraded by the rating agencies during the fiscal year, with Cedars-Sinai Medical Center returning 25% over the fiscal year.

"With no apparent indication that the computer industry will slow down anytime soon, we look for the state's economy to continue its fast-paced growth through at least the first half of the fiscal year."


Q What is your outlook for the California economy and the municipal bond market for the coming fiscal year?


BILL With no apparent indication that the computer industry will slow down anytime soon, we look for the state's economy to continue its fast-paced growth through at least the first half of the fiscal year. Even if the stock market were to fall, the effects wouldn't be felt for a while, in our opinion, because there are enough built-in gains from the very prevalent stock options, which would continue to funnel spending into the state for some time.

  The California market has been gaining acceptance over the last few years, and we expect state bonds to do better compared to the rest of the market during the next fiscal year. We also expect better credit options in the market as well as stronger liquidity.

  We plan to keep healthcare underweighted in both portfolios for now, but we may increase exposure if interest rates continue to rise and spreads widen. Since we fully expect the Fed to continue to raise interest rates throughout the year, we also plan to continue to focus on bonds with a short duration in keeping with the interest rate environment.

                                                            ANNUAL REPORT page 5

NUVEEN CALIFORNIA MUNICIPAL BOND FUND
Fund Spotlight as of February 29, 2000

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


Quick Facts
                                  A Shares        B Shares        C Shares         R Shares
NAV                                $ 10.01         $ 10.00         $ 10.01          $ 10.02
-----------------------------------------------------------------------------------------------
February's Declared Dividend*      $0.0460         $0.0400         $0.0415          $0.0480
-----------------------------------------------------------------------------------------------
Fund Symbol                          NCAAX             N/A           NCACX            NCSPX
-----------------------------------------------------------------------------------------------
CUSIP                            67065N100       67065N209       67065N308        67065N407
-----------------------------------------------------------------------------------------------
Inception Date                        9/94            3/97            9/94             7/86
-----------------------------------------------------------------------------------------------
* Paid March 1, 2000

Total Returns (Annualized)+
                            A Shares                 B Shares           C Shares      R Shares
                         NAV        Offer        NAV         w/CDSC        NAV          NAV
1-Year                 -3.12%      -7.21%       -3.93%       -7.60%      -3.74%       -2.98%
-----------------------------------------------------------------------------------------------
1-Year TER*            -0.05%      -4.27%       -1.31%       -4.98%      -1.02%        0.21%
-----------------------------------------------------------------------------------------------
5-Year                  5.23%       4.33%        4.44%        4.28%       4.57%        5.44%
-----------------------------------------------------------------------------------------------
5-Year TER*             8.37%       7.44%        7.14%        6.98%       7.31%        8.72%
-----------------------------------------------------------------------------------------------
10-Year                 6.13%       5.68%        5.58%        5.58%       5.43%        6.40%
-----------------------------------------------------------------------------------------------
10-Year TER*            9.48%       9.01%        8.58%        8.58%       8.37%        9.91%
-----------------------------------------------------------------------------------------------

  + Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 37.5%.)

Tax-Free Yields
                                    A Shares            B Shares     C Shares    R Shares
                                 NAV         Offer         NAV          NAV         NAV
SEC 30-Day Yield                5.31%        5.08%        4.56%        4.76%        5.51%
-----------------------------------------------------------------------------------------------
Taxable Equivalent Yield        8.50%        8.13%        7.30%        7.62%        8.82%
-----------------------------------------------------------------------------------------------

 Index Comparison
[MOUNTAIN CHART APPEARS HERE]

                 LEHMAN                NUVEEN               NUVEEN
                BROTHERS             CALIFORNIA           CALIFORNIA
               MUNICIPAL             MUNICIPAL             MUNICIPAL
               BOND INDEX         BOND FUND(Offer)      BOND FUND(NAV)
2/90            $ 10,000              $  9,580             $ 10,000
2/91            $ 10,922              $ 10,372             $ 10,827
2/92            $ 12,013              $ 11,305             $ 11,801
2/93            $ 13,667              $ 12,819             $ 13,381
2/94            $ 14,422              $ 13,435             $ 14,024
2/95            $ 14,695              $ 13,465             $ 14,056
2/96            $ 16,318              $ 14,860             $ 15,511
2/97            $ 17,364              $ 15,645             $ 16,331
2/98            $ 18,953              $ 17,033             $ 17,780
2/99            $ 20,118              $ 17,932             $ 18,718
2/00            $ 19,696              $ 17,373             $ 18,135

      --Nuveen CA Municipal Bond Fund (Offer) $17,373
      --Nuveen CA Municipal Bond Fund (Nav) $18,135
      --Lehman Brothers Municipal Bond Index $19,696

Morningstar Rating /TM/ ++
****
Overall rating among 1,678
municipal bond funds as
of 2/29/00


Portfolio Statistics

Total Net Assets  $262.5 million
--------------------------------
Average Effective
Maturity             20.06 years
--------------------------------
Average Duration            9.31
--------------------------------

=== Nuveen CA Municipal Bond Fund (Offer) $17,373
=== Nuveen CA Municipal Bond Fund (Nav) $18,135
=== Lehman Brothers Municipal Bond Index $19,895

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/29/00 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receives four stars. The fund was rated among 1,678 and 1,365 funds for the three- and five-year periods, respectively.

The Nuveen California Municipal Bond Fund's monthly dividends rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for the latest dividend paid.

ANNUAL REPORT page 6

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

------------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------------
                                  A Shares      B Shares      C Shares      R Shares
NAV                                 $10.19        $10.20        $10.13        $10.18
------------------------------------------------------------------------------------
February's Declared Dividend*      $0.0445       $0.0380       $0.0395       $0.0460
------------------------------------------------------------------------------------
Fund Symbol                          NCAIX         NCABX         NCAKX         NCIBX
------------------------------------------------------------------------------------
CUSIP                            67065N506     67065N605     67065N704     67065N803
------------------------------------------------------------------------------------
Inception Date                        9/94          3/97          9/94          7/86
------------------------------------------------------------------------------------

* Paid March 1, 2000


-------------------------------------------------------------------------------------------
Total Returns (Annualized)+
-------------------------------------------------------------------------------------------
                               A Shares               B Shares         C Shares    R Shares
                            NAV       Offer        NAV       w/CDSC       NAV         NAV
1-Year                    -3.52%     -7.60%      -4.26%      -7.93%     -4.03%      -3.27%
-------------------------------------------------------------------------------------------
1-Year TER*               -0.62%     -4.83%      -1.82%      -5.50%     -1.49%      -0.27%
-------------------------------------------------------------------------------------------
5-Year                     4.95%      4.06%       4.20%       4.03%      4.37%       5.19%
-------------------------------------------------------------------------------------------
5-Year TER*                7.97%      7.05%       6.76%       6.61%      6.99%       8.34%
-------------------------------------------------------------------------------------------
10-Year                    6.27%      5.81%       5.65%       5.65%      5.50%       6.50%
-------------------------------------------------------------------------------------------
10-Year TER*               9.47%      8.99%       8.50%       8.50%      8.28%       9.84%
-------------------------------------------------------------------------------------------

+ Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 37.5%.)

--------------------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------------------
                                          A Shares         B Shares     C Shares    R Shares
                                       NAV       Offer        NAV          NAV         NAV
SEC 30-Day Yield                      4.70%      4.51%       3.96%        4.16%       4.91%
--------------------------------------------------------------------------------------------
Taxable Equivalent Yield              7.52%      7.22%       6.34%        6.66%       7.86%
--------------------------------------------------------------------------------------------

Index Comparison
[MOUNTAIN CHART APPEARS HERE]

                                   NUVEEN             NUVEEN
                 LEHMAN          CALIFORNIA         CALIFORNIA
                BROTHERS           INSURED            INSURED
                MUNICIPAL         MUNICIPAL          MUNICIPAL
               BOND INDEX         BOND FUND          BOND FUND
                                   (Offer)            (NAV)
2/90            $ 10,000          $  9,580           $ 10,000
2/91            $ 10,922          $ 10,388           $ 10,843
2/92            $ 12,013          $ 11,390           $ 11,890
2/93            $ 13,667          $ 13,075           $ 13,648
2/94            $ 14,422          $ 13,599           $ 14,195
2/95            $ 14,695          $ 13,816           $ 14,422
2/96            $ 16,318          $ 15,241           $ 15,909
2/97            $ 17,364          $ 15,937           $ 16,636
2/98            $ 18,953          $ 17,317           $ 18,076
2/99            $ 20,118          $ 18,236           $ 19,036
2/00            $ 19,696          $ 17,595           $ 18,366

                 -- Nuveen CA Insured Municipal Bond Fund (Offer) $17,595 -- Nuveen CA Insured Municipal Bond Fund (NAV) $18,366 -- Lehman Brothers Municipal Bond Index $19,696

----------------------------------------
Portfolio Statistics
----------------------------------------
Total Net Assets          $228.3 million
----------------------------------------
Average Effective
Maturity                     20.07 years
----------------------------------------
Average Duration                    9.04
----------------------------------------

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

The Nuveen California Insured Municipal Bond Fund's monthly dividends rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for the latest dividend paid.


                                                            ANNUAL REPORT page 7

                    Portfolio of Investments
                    Nuveen California Municipal Bond Fund
                    February 29, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.8%

    $    960   California Educational Facilities Authority, Pooled College and               4/07 at 102        Baa2    $   937,949
                 University Projects Revenue Bonds, Series 1997B (Southern
                 California College of Optometry), 6.300%, 4/01/21

       1,500   California Statewide Community Development Authority, San Diego,             12/06 at 105         N/R      1,538,865
                 Certificates of Participation, Space and Science Foundation,
                 Series 1996, 7.500%, 12/01/26

               The Regents of the University of California, 1993 Refunding Certificates
               of Participation (UCLA Central Chiller/ Cogeneration Facility):
       3,500     5.600%, 11/01/20                                                           11/03 at 102         Aa3      3,314,885
       4,335     6.000%, 11/01/21                                                           11/03 at 102         Aa3      4,311,158
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.2%

      18,000   California Health Facilities Financing Authority, Revenue Bonds              12/09 at 101          A2     17,116,020
                 (Cedars-Sinai Medical Center), Series 1999A,  6.125%, 12/01/30

               California Health Facilities Financing Authority, Insured Health
               Facility Revenue Bonds (Small Facilities Pooled Loan Program),
               1994 Series B:
       3,000     7.400%, 4/01/14                                                             4/05 at 102         AA-      3,303,090
       3,635     7.500%, 4/01/22                                                             4/05 at 102         AA-      4,004,534

       3,370   California Health Facilities Financing Authority, Hospital Revenue            5/03 at 102        BBB+      3,092,683
                 Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

       3,380   California Health Facilities Financing Authority, Kaiser Permanente          12/00 at 102           A      3,521,419
                 Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

       1,755   Central Joint Powers Health Financing Authority, Certificates of              2/03 at 100        Baa1      1,319,865
                 Participation, Series 1993 (Community Hospital of Central
                 California), 5.000%, 2/01/23

       2,475   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda           12/03 at 102         N/R      2,319,224
                 University Medical Center Project), Series 1993-A, 6.000%, 12/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 18.1%

       8,400   ABAG Finance Authority for Nonprofit Corporations, Multifamily               No Opt. Call         BBB      8,491,476
                 Housing Revenue Refunding Bonds (United Dominion/2000 Post Apartments),
                 2000 Series B,  6.250%, 8/15/30 (Mandatory put 8/15/08)

       6,570   California Housing Finance Agency, Multifamily Housing Revenue Bonds          8/06 at 102         AAA      6,465,997
                 II, 1996 Series A, 6.050%, 8/01/27

               California Statewide Communities Development Authority, Apartment
               Development Revenue Refunding Bonds (Irvine Apartment Communities,
               L.P.), Series 1998A:
       7,950     5.250%, 5/15/25 (Mandatory put 5/15/13)                                     7/08 at 101         BBB      7,362,654
       1,500     5.100%, 5/15/25 (Mandatory put 5/15/10)                                     7/08 at 101         BBB      1,417,560

       2,905   California Statewide Communities Development Authority, Senior Lien           6/06 at 100         AAA      2,959,265
                 Multifamily Housing Revenue Bonds (Monte Vista Terrace), Series 1996A,
                 6.375%, 9/01/20

       4,350   The Community Redevelopment Agency of the City of Los Angeles,                6/05 at 105         AAA      4,753,985
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

       3,285   City of Riverside, California, Multifamily Housing Revenue Bonds              7/02 at 100         AAA      3,327,147
                 (Fannie Mae Pass-Through Certificate Program/Birchwood Park
                 Apartment Project), Series 1992A, 6.500%, 1/01/18

       4,005   City of Riverside, California, Multifamily Housing Revenue Bonds              7/02 at 100         AAA      4,056,384
                 (Fannie Mae Pass-Through Certificate Program/Palm Shadows
                 Apartments Project), 1992 Series A,  6.500%, 1/01/18

       2,000   County of Riverside (California), Mobile Home Park Revenue Bonds              3/09 at 102         N/R      1,798,160
                 (Bravo Mobile Home Park Project), Series 1999B, 5.900%, 3/20/29

       2,080   City of Salinas, California, Housing Facility Refunding Revenue               7/04 at 102         AAA      2,141,027
                 Bonds, Series 1994A (GNMA Collateralized - Villa Serra Project),
                 6.500%, 7/20/17

       2,000   San Dimas Housing Authority, Mobile Home Park Revenue Bonds                   7/08 at 102         N/R      1,731,600
                 (Charter Oak Mobile Home Estates Acquisition Project),
                 Series 1998A,  5.700%, 7/01/28

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

     $ 3,000   Housing Authority of the County of Santa Cruz, Multifamily Housing            7/00 at 102         AAA    $ 3,075,600
                 Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                 7.750%, 7/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.0%

       2,250   California Housing Finance Agency, Home Mortgage Revenue Bonds,               2/07 at 102         AAA      2,240,303
                 1997 Series B, 6.100%, 2/01/28 (Alternative Minimum Tax)

      33,500   California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/09 at 31 19/32         AAA      4,955,320
                 1999 Series F, 0.000%, 2/01/30 (Alternative Minimum Tax)

       2,850   California Rural Home Mortgage Finance Authority, Single Family              No Opt. Call         AAA      3,074,324
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series A, 7.000%, 9/01/29 (Alternative Minimum Tax)

       1,950   County of San Bernardino (California), Single Family Home                 5/07 at 22 9/16         AAA        274,463
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series A, 0.000%, 5/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 4.0%

       7,000   ABAG Finance Authority for Nonprofit Corporations, Revenue Refunding         10/07 at 102        BBB-      5,744,760
                 Certificates of Participation (American Baptist Homes of the West
                 Facilities Project), Series 1997A, 5.850%, 10/01/27

       2,500   California Statewide Communities Development Authority, Certificates         11/04 at 102         AA-      2,576,075
                 of Participation (Solheim Lutheran Home), 6.500%, 11/01/17

       2,000   Chico Redevelopment Agency, Insured Certificates of Participation             2/01 at 102         AA-      2,072,260
                 (Sierra Sunrise Lodge), Series 1991A, Walker Senior Housing
                 Corporation VII, 6.750%, 2/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 3.9%

       8,500   State of California, Various Purpose General Obligation Bonds,                3/10 at 101         AAA      8,333,315
                 5.750%, 3/01/27 (WI)

               Petaluma Joint High School District (Sonoma County, California),
               General Obligation Bonds, Election of 1992, Series C:
       4,220     0.000%, 8/01/20                                                        8/04 at 38 13/32         AAA      1,218,441
       2,080     0.000%, 8/01/21                                                          8/04 at 36 1/8         AAA        563,555
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 25.3%

       4,730   Alameda County Public Facilities Corporation, Certificates of                 9/06 at 102         AAA      4,772,144
                 Participation (1991 Financing Project), 6.000%, 9/01/21

       1,365   City of Brea Community Facilities District No. 1997-1, Olinda                 3/06 at 102         N/R      1,196,887
                 Heights Public Improvements, 1998 Special Tax Bonds, 5.875%, 9/01/28

               Brentwood Infrastructure Financing Authority, CIFP 98-1 Infrastructure
               Revenue Bonds, Series 1998 (Contra Costa County, California):
       1,225     5.750%, 9/02/18                                                             3/00 at 103         N/R      1,083,072
       2,440     5.875%, 9/02/28                                                             3/00 at 103         N/R      2,112,357

               Brentwood Infrastructure Financing Authority, CIFP 99-1 Infrastructure
               Revenue Bonds, Series 1999 (Contra Costa County, California):
       1,675     6.000%, 9/02/22                                                             3/00 at 103         N/R      1,524,351
       1,500     6.000%, 9/02/29                                                             3/00 at 103         N/R      1,340,235

       2,000   Carson Redevelopment Agency (California), Redevelopment Project              10/03 at 102        BBB+      1,965,880
                 Area No. 1, Tax Allocation Bonds, Series 1993, 6.000%, 10/01/16

       1,500   Dinuba Redevelopment Agency, California, Merged City of Dinuba               12/01 at 101         N/R      1,472,670
                 Redevelopment Project and Dinuba Redevelopment Project No. 2,
                 As Amended, Subordinated Tax Allocation Refunding Notes,
                 Issue of 1999A, 6.100%, 12/01/04

       2,500   Fontana Public Financing Authority (San Bernardino County, California),       9/00 at 102         BBB      2,536,950
                 Tax Allocation Revenue Bonds (North Fontana Redevelopment Project),
                 1990 Series A, 7.250%, 9/01/20

       2,000   La Mirada Redevelopment Agency (California), Community Facilities            10/08 at 102         N/R      1,717,940
                 District No.89-1 (Civic Theatre Project), 1998 Refunding Special
                 Tax Bonds (Tax Increment Contribution), 5.700%, 10/01/20

       1,260   Marysville Community Development Agency (California), Marysville              3/02 at 102        Baa3      1,291,475
                 Plaza Project, 1992 Tax Allocation Refunding Bonds, 7.250%, 3/01/21

       6,240   City of Milpitas, Limited Obligation Improvement Bonds, Local                 3/00 at 103         N/R      5,479,906
                 Improvement District No. 20, 1998 Series A (Santa Clara County,
                 California), 5.700%, 9/02/18

                    Portfolio of Investments
                    Nuveen California Municipal Bond Fund (continued) February 29, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

    $  1,590   City of Ontario (San Bernardino County, California), Limited                  3/00 at 103         N/R    $ 1,649,879
                 Obligation Improvement Bonds, Assessment District No. 100C
                 (California Commerce Center Phase III), 8.000%, 9/02/11

       2,250   County of Orange, California, Community Facilities District No. 99-1          8/09 at 102         N/R      2,227,928
                 (Ladera Ranch), Series A of 1999, Special Tax Bonds, 6.700%, 8/15/29

       4,300   Orange County Development Agency, Santa Ana Heights Project Area,             9/03 at 102         BBB      4,023,768
                 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

       2,000   Community Facilities District No. 88-1 of the City of Poway, California       8/08 at 102         N/R      2,024,600
                 (Parkway Business Center), Special Tax Refunding Bonds, Series 1998,
                 6.750%, 8/15/15

       1,645   City of Rancho Cucamoga, Assessment District No. 93-1 (Masi Plaza),           3/00 at 103         N/R      1,553,193
                 Limited Obligation Improvement Bonds, 6.250%, 9/02/22

       1,360   Redding Joint Powers Financing Authority, Lease Revenue Bonds                 6/03 at 102           A      1,345,870
                 (Capital Improvement Projects), Series 1993, 6.250%, 6/01/23

       1,000   County of Sacramento (California), Laguna Creek Ranch/Elliott Ranch          12/07 at 102         N/R        848,750
                 Community Facilities District No. 1, Improvement Area No. 1 Special
                 Tax Refunding Bonds (Laguna Creek Ranch), 5.700%, 12/01/20

       2,235   City of Salinas, Limited Obligation Refunding Bonds, Consolidated             3/00 at 103         N/R      2,314,007
                 Refunding District 94-3, Series No. A-181 Monterey County, California,
                 7.400%, 9/02/09

       5,000   City and County of San Francisco Redevelopment Financing Authority,           8/03 at 103           A      4,462,200
                 1993 Series C, Tax Allocation Revenue Bonds (San Francisco
                 Redevelopment Projects), 5.125%, 8/01/18

       7,090   Redevelopment Agency of the City of San Marcos, Tax Allocation Bonds         10/07 at 102          A-      6,716,428
                 (1997 Affordable Housing Project), Series 1977A, 6.000%, 10/01/27
                 (Alternative Minimum Tax)

       4,000   Shafter Joint Powers Financing Authority, Lease Revenue Bonds,                1/07 at 101          A2      4,004,760
                 1997 Series A (Community Correctional Facility Acquisition Project),
                 6.050%, 1/01/17

       1,000   City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community           8/05 at 102         N/R        971,270
                 Facilities District No. 90-2 (Brookside Estates), 6.200%, 8/01/15

       3,475   City of Stockton, Limited Obligation Refunding Improvement Bonds,            No Opt. Call         N/R      3,176,741
                 Weber/Sperry Ranches Assessment District, Series 22, 5.650%, 9/02/13

       2,000   Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A           1/07 at 101          A2      2,002,380
                 (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17

       1,100   County of Tulare (California), Certificates of Participation                 11/02 at 102          A3      1,186,196
                 (1992 Financing Project), Series B, Tulare County Public Facilities
                 Corporation, 6.875%, 11/15/12

       1,500   Vallejo Public Financing Authority, 1998 Limited Obligation Revenue Bonds    No Opt. Call         N/R      1,432,650
                 (Fairgrounds Drive Assessment District Refinancing), 5.700%, 9/02/11
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 8.9%

               Foothill/Eastern Transportation Corridor Agency (California), Toll Road
               Revenue Bonds, Series 1995A:
       7,150     5.000%, 1/01/35                                                             1/10 at 100        BBB-      5,971,823
      11,850     5.000%, 1/01/35                                                             1/10 at 100         AAA     10,182,468

               Foothill/Eastern Transportation Corridor Agency (California), Toll
               Road Refunding Revenue Bonds, Series 1999:
       8,900     0.000%, 1/15/28                                                             1/14 at 101        BBB-      4,433,624
       3,000     5.750%, 1/15/40                                                             1/10 at 101        BBB-      2,733,720
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 10.4%

       1,500   ABAG Finance Authority for Nonprofit Corporations, Insured Certificates of    1/01 at 102      N/R***      1,566,555
                 Participation (Channing House), Series 1991A, 7.125%, 1/01/21
                 (Pre-refunded to 1/01/01)

       2,035   Bella Vista Water District (California), Certificates of Participation       10/01 at 102      Baa***      2,166,909
                 (1991 Capital Improvement Project), 7.375%, 10/01/17
                 (Pre-refunded to 10/01/01)

       2,000   California Health Facilities Financing Authority, Health Facility            10/00 at 102      N/R***      2,079,920
                 Revenue Bonds (Sisters of Providence), Series 1990, 7.500%, 10/01/10
                 (Pre-refunded to 10/01/00)

       7,500   State Public Works Board of the State of California, Lease Revenue Bonds     10/02 at 102         AAA      8,047,575
                 (The Trustees of the California State University), 1992 Series A
                 (Various California State University Projects),
                 6.700%, 10/01/17 (Pre-refunded to 10/01/02)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

   $   2,000   Desert Hospital District, Hospital Revenue Certificates of Participation      7/00 at 102         AAA    $ 2,067,640
                 (Desert Hospital Corporation Project), Series 1990, 8.100%, 7/01/20
                 (Pre-refunded to 7/01/00)

       1,950   East Bay Municipal Utility District (Alameda and Contra Costa Counties,       6/00 at 102         AAA      2,006,453
                 California), Water System Subordinated Revenue Bonds, Series 1990,
                 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

       4,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,      12/01 at 102         AAA      4,215,280
                 California), Water System Subordinated Revenue Bonds, Series 1991,
                 6.375%, 6/01/21 (Pre-refunded to 12/01/01)

       2,505   Harbor Department of the City of Los Angeles (California),                   No Opt. Call         AAA      3,006,877
                 Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

       2,000   Sonoma County Office of Education, Certificates of Participation              7/00 at 102       A+***      2,062,840
                 (1990 Financing Project), 7.375%, 7/01/20 (Pre-refunded to 7/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 8.8%

      12,000   California Pollution Control Financing Authority, Solid Waste Disposal        7/07 at 102         N/R     12,813,240
                 Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt Series 1997A,
                 9.000%, 7/01/19 (Alternative Minimum Tax)

       3,000   California Statewide Communities Development Authority, Certificates of      12/04 at 102         N/R      2,764,530
                 Participation Refunding (Rio Bravo Fresno Project), 1999 Series A,
                 6.300%, 12/01/18

       6,645   Merced Irrigation District (California), 1998 Revenue Certificates of         3/03 at 102         N/R      6,088,480
                 Participation (1998 Electric System Project), 5.800%, 3/01/15

       1,660   Salinas Valley Solid Waste Authority, Revenue Bonds, Series 1997,             8/02 at 102         BBB      1,439,530
                  5.800%, 8/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
   $ 310,480   Total Investments - (cost $268,058,575) - 100.4%                                                         263,495,314
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.4)%                                                                      (973,466)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $262,521,848
               ====================================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen California Insured Municipal Bond Fund February 29, 2000



  Principal
     Amount                                                                                Optional Call                     Market
      (000)    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 6.4%

$     8,500    California Statewide Communities Development Authority, Sutter                8/02 at 102         AAA   $  8,568,850
                 Health Obligated Group, Certificates of Participation, 6.125%, 8/15/22

      6,000    City of Oakland, California, Insured Revenue Bonds (1800 Harrison             1/10 at 100         AAA      6,019,320
                 Foundation - Kaiser Permanente), Series 1999A, 6.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 7.7%
      6,340    California Housing Finance Agency, Housing Revenue Bonds                      2/02 at 102         AAA      6,532,165
                 (Insured), 1991 Series B, 6.850%, 8/01/23

      2,545    California Housing Finance Agency, Multifamily Housing Revenue                8/06 at 102         AAA      2,504,713
                 Bonds II, 1996 Series A, 6.050%, 8/01/27

      3,480    The Community Redevelopment Agency of the City of Los Angeles,                6/05 at 105         AAA      3,803,188
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

      2,555    City of Napa, Mortgage Revenue Refunding Bonds, Series 1992A                  7/02 at 102         AAA      2,622,784
                 (FHA-Insured Mortgage Loan - Creekside Park Apartments Project),
                 6.625%, 7/01/24
      2,000    City of Napa, Mortgage Revenue Refunding Bonds, Series 1994A                  7/04 at 101         AAA      2,057,100
                 (FHA-Insured Mortgage Loan - Creekside Park II Apartments Project),
                 6.625%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.3%

      4,750    California Housing Finance Agency, Single Family Mortgage Bonds II,           2/07 at 102         Aaa      4,715,040
                 1997 Series A, 6.050%, 8/01/26 (Alternative Minimum Tax)

      5,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,               8/07 at 102         AAA      4,978,000
                 1997 Series E, 6.100%, 8/01/29 (Alternative Minimum Tax)

      1,420    California Housing Finance Agency, Home Mortgage Revenue Bonds,               2/06 at 102         AAA      1,416,294
                 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)

     22,755    California Housing Finance Agency, Home Mortgage Revenue Bonds,          8/09 at 31 19/32         AAA      3,365,920
                 1999 Series F, 0.000%, 2/01/30 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 18.7%

      2,000    State of California, General Obligation Bonds, 4.750%, 2/01/24                2/09 at 101         AAA      1,667,920

     31,000    State of California, Various Purpose General Obligation Bonds,                3/10 at 101         AAA     30,392,090
                 5.750%, 3/01/27 (WI)

               Golden West Schools Financing Authority (California), 1998 Revenue
               Bonds, Series A (School District General Obligation Refunding Program):
      1,500      0.000%, 2/01/19                                                        8/13 at 70 15/16         AAA        470,055
      2,650      0.000%, 8/01/19                                                         8/13 at 68 9/16         AAA        802,738
      2,755      0.000%, 8/01/20                                                        8/13 at 63 27/32         AAA        777,075
      1,430      0.000%, 2/01/21                                                        8/13 at 61 11/16         AAA        387,316
      2,855      0.000%, 8/01/21                                                          8/13 at 59 5/8         AAA        747,325

      6,070    Sacramento City Unified School District (Sacramento County,                   7/09 at 102         Aaa      6,106,602
                 California), General Obligation Bonds, Series 2000A,
                 6.000%, 7/01/29 (WI)
      3,040    Sulphur Springs Union School District (County of Los Angeles,                No Opt. Call         AAA      1,246,157
                 California), General Obligation Bonds, Election 1991,
                 Series A, 0.000%, 9/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 29.9%

      4,730    Alameda County Public Facilities Corporation, Certificates of                 9/06 at 102         AAA     4,772,144
                 Participation (1991 Financing Project), 6.000%, 9/01/21



  Principal
     Amount                                                                                Optional Call                     Market
      (000)    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim Public
               Improvements Project), Subordinate Lease Revenue Bonds, 1997 Series C:
$    20,000      0.000%, 9/01/32                                                            No Opt. Call         AAA   $  2,745,800
     41,885      0.000%, 9/01/35                                                            No Opt. Call         AAA      4,764,419

      1,225    Redevelopment Agency of the City of Barstow, Central Redevelopment           No Opt. Call         AAA      1,425,116
                 Project, Tax Allocation Bonds, 1994 Series A, 7.000%, 9/01/14

      7,005    Big Bear Lake Financing Authority (San Bernardino County,                     8/05 at 102         AAA      7,212,558
                 California), 1995 Tax Allocation Refunding Revenue Bonds,
                 6.300%, 8/01/25

      6,990    Chino Unified School District, Certificates of Participation (1995            9/05 at 102         AAA      7,065,282
                 Master Lease Program), 6.125% 9/01/26

        850    Redevelopment Agency of the City of Concord, Central Concord                  7/00 at 100         AAA        860,931
                 Redevelopment Project, Tax Allocation Bonds, Series 1988-2,
                 7.875%, 7/01/07

      3,865    Fallbrook Sanitary District (San Diego County, California), 1991              2/01 at 100         AAA      3,920,927
                 Certificates of Participation (Wastewater Facilities Refunding
                 Project), 6.600%, 2/01/13

      2,500    Fontana Public Financing Authority (San Bernardino County,                    9/00 at 102         AAA      2,584,925
                 California), Tax Allocation Revenue Bonds (North Fontana Redevelopment
                 Project), 1990 Series A, 7.000%, 9/01/10

      3,000    Gilroy Unified School District, Santa Clara County, California,               9/04 at 102         AAA      3,125,820
                 Certificates of Participation, Series of 1994, 6.250%, 9/01/12

      7,040    Norwalk Community Facilities Financing Authority (Los Angeles                 9/05 at 102         AAA      7,098,150
                 County, California), Tax Allocation Refunding Revenue Bonds,
                 1995 Series A, 6.050%, 9/01/25

      5,120    County of Orange, California, 1996 Recovery Certificates of                   7/06 at 102         AAA      5,137,818
                 Participation, Series A, 6.000%, 7/01/26

     14,050    Paramount Redevelopment Agency (Los Angeles County, California),             No Opt. Call         AAA      2,641,119
                 Redevelopment Project Area No. 1, Compound Interest Tax Allocation
                 Refunding Bonds, Issue of 1998, 0.000%, 8/01/26

      8,000    Pomona Public Financing Authority (California), 1998 Refunding                2/08 at 102         AAA      6,839,600
                 Revenue Bonds, Series W (Southwest Pomona Redevelopment Project),
                 5.000%, 2/01/30

               Redevelopment Agency of the City and County of San Francisco, Lease
               Revenue Bonds, Series 1994 (George R. Moscone Convention Center):
      2,250      6.800%, 7/01/19                                                             7/04 at 102         AAA      2,430,878
      1,000      6.750%, 7/01/24                                                             7/04 at 102         AAA      1,072,970

      2,250    Redevelopment Agency of the City of San Jose, Merged Area Redevelopment       2/04 at 102         AAA      1,863,000
                 Project, Tax Allocation Bonds, Series 1993, 4.750%, 8/01/24

     16,505    Santa Ana Unified School District (1999 Financing Project),                  No Opt. Call         AAA      2,782,413
                 Certificates of Participation (Orange County, California), 0.000%,
                 4/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 5.5%

      6,500    Foothill/Eastern Transportation Corridor Agency (California), Toll            1/10 at 100         AAA      5,585,320
                 Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

      5,000    Airports Commission of the City and County of San Francisco,                  5/06 at 101         AAA      4,767,800
                 California, San Francisco International Airport, Second Series Revenue
                 Bond, Issue 13B, 5.625%, 5/01/21 (Alternative Minimum Tax)

      2,000    Southern California Rapid Transit District, Certificates of               1/01 at 102 1/2         AAA      2,104,880
                 Participation (Workers Compensation Funding Program),
                 7.500%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 20.7%

      7,000    City of Big Bear Lake, California, 1992 Water Revenue Refunding               4/02 at 102         AAA      7,402,710
                  Bonds, 6.375%, 4/01/22 (Pre-refunded to 4/01/02)

      3,525    Brea Public Financing Authority (Orange County, California),                  8/01 at 102         AAA      3,726,278
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment Project
                 AB), 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

      3,000    Calaveras County Water District (California), Certificates of                 5/01 at 102         AAA      3,153,450
                 Participation (1991 Ebbetts Pass Water System Improvements Project),
                 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

      1,000    California Educational Facilities                                            11/00 at 102         AAA      1,041,460
                 Authority, Revenue Bonds (Pepperdine University), Series
                 1990, 7.200%, 11/01/15 (Pre-refunded to 11/01/00)

      5,000    State Public Works Board of the State of California, Lease Revenue            9/00 at 102         AAA      5,176,900
                 Bonds (Department of Corrections), 1990 Series A (State Prison -
                 Madera County), 7.000%, 9/01/09 (Pre-refunded to 9/01/00)

                   Portfolio of Investments
                   Nuveen California Insured Municipal Bond Fund (continued) February 29, 2000

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$     2,000    Eastern Municipal Water District (Riverside County, California),              7/01 at 102         AAA   $  2,097,380
                 Water and Sewer Revenue Certificates of Participation, Series 1991,
                 6.500%, 7/01/20 (Pre-refunded to 7/01/01)

      2,000    The City of Los Angeles (California), Los Angeles Convention and              8/00 at 102         AAA      2,068,060
                 Exhibition Center, Certificates of Participation, 1990 Series,
                 7.000%, 8/15/21 (Pre-refunded to 8/15/00)

      5,000    Los Angeles County Transportation Commission (California), Proposition        7/02 at 102         AAA      5,294,000
                 C Sales Tax Revenue Bonds, Second Senior Bonds, Series 1992-A,
                 6.250%, 7/01/13 (Pre-refunded to 7/01/02)

      4,500    Modesto Irrigation District Financing Authority, Domestic Water               9/02 at 102         AAA      4,757,220
                 Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19 (Pre-refunded to 9/01/02)

      2,500    Mt. Diablo Hospital District, Insured Hospital Revenue Bonds, 1990           12/00 at 102         AAA      2,623,400
                 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

      2,000    Mt. Diablo Unified School District, Community Facilities District No. 1,      8/00 at 102         AAA      2,066,080
                 Special Tax Bonds, Series 1990 (Contra Costa County, California),
                 7.050%, 8/01/20 (Pre-refunded to 8/01/00)

      2,000    Redevelopment Agency of the City of Pittsburg, California, Los Medanos        8/01 at 103         AAA      2,137,160
                 Community Development Project, Tax Allocation Bonds, Series 1991,
                 7.150%, 8/01/21 (Pre-refunded to 8/01/01)

      3,000    Sacramento Municipal Utility District (California), Electric Revenue          9/01 at 102         AAA      3,155,460
                 Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

      2,500    San Bernardino County Transportation Authority, Sales Tax Revenue             3/02 at 102         AAA      2,558,600
                 Bonds (Limited Tax Bonds), 1992 Series A, 6.000%, 3/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 2.1%

      1,910    California Pollution Control Financing Authority, Pollution Control           9/09 at 101         AAA      1,776,701
                 Refunding Revenue Bonds (Southern California Edison Company), 1999
                 Series C, 5.450%, 9/01/29

      3,000    City of Shasta Lake, 1996-2 Certificates of Participation, 6.000%,            4/05 at 102         AAA      3,028,230
                 4/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 2.4%

      2,500    The Metropolitan Water District of Southern California, Water Revenue         7/06 at 100         AAA      2,106,600
                 Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

      3,475    Pajaro Valley Water Management Agency (California), Revenue                   3/09 at 101         AAA      3,410,711
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/24
-----------------------------------------------------------------------------------------------------------------------------------
$   336,320    Total Investments - (cost $224,758,794) - 99.7%                                                          227,562,922
===========------------------------------------------------------------------------------------------------------------------------

  Principal                                                                                                               Amortized
Amount (000)   Description                                                                                 Ratings**           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 6.6%

$     7,300    California Statewide Communities Development Authority, Tri-Modal                                A-1+      7,300,000
                 Variable Rate Revenue Refunding Certificates of Participation
                 (House Ear Institute), 1993 Series A, Variable Rate Demand Bonds,
                 3.200%, 12/01/18+

      2,900    Orange County Improvement Bond Act of 1915, Irvine Coast Assessment                            VMIG-1      2,900,000
                 District No. 88-1 Limited Obligation Improvement, Variable Rate Demand
                 Bonds, 3.200%, 9/02/18+

      4,900    Orange County Sanitation District, Certificates of Participation, Variable                     VMIG-1      4,900,000
                 Rate Demand Bonds, 3.200%, 8/01/17+
-----------------------------------------------------------------------------------------------------------------------------------
$    15,100    Total Short-Term Investments - (cost $15,100,000) - 6.6%                                                  15,100,000
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (6.3)%                                                                   (14,370,584)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $228,292,338
               ====================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

 * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

(WI) Security purchased on a when-issued basis.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Statement of Net Assets
February 29, 2000

                                                                                                California
                                                                                  California       Insured
----------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                            $263,495,314  $227,562,922
Temporary investments in short-term municipal securities, at amortized cost,
 which approximates market value                                                          --    15,100,000
Cash                                                                               3,562,477            --
Receivables:
 Interest                                                                          4,812,013     2,817,251
 Investments sold                                                                    298,239    21,934,838
 Shares sold                                                                          68,029            96
Other assets                                                                           1,367           110
----------------------------------------------------------------------------------------------------------
  Total assets                                                                   272,237,439   267,415,217
----------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                            --     1,053,217
Payables:
 Investments purchased                                                             8,330,168    36,433,373
 Shares redeemed                                                                     502,944       811,424
Accrued expenses:
 Management fees                                                                     112,174        98,462
 12b-1 distribution and service fees                                                  22,846        19,998
 Other                                                                                77,703        97,628
Dividends payable                                                                    669,756       608,777
----------------------------------------------------------------------------------------------------------
  Total liabilities                                                                9,715,591    39,122,879
----------------------------------------------------------------------------------------------------------
Net assets                                                                      $262,521,848  $228,292,338
==========================================================================================================
Class A Shares
Net assets                                                                      $ 48,560,233  $ 52,014,086
Shares outstanding                                                                 4,852,336     5,102,944
Net asset value and redemption price per share                                  $      10.01  $      10.19
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.45  $      10.64
==========================================================================================================
Class B Shares
Net assets                                                                      $ 10,317,964  $ 10,909,397
Shares outstanding                                                                 1,031,720     1,069,401
Net asset value, offering and redemption price per share                        $      10.00  $      10.20
==========================================================================================================
Class C Shares
Net assets                                                                      $ 15,132,099  $  6,552,387
Shares outstanding                                                                 1,511,885       647,013
Net asset value, offering and redemption price per share                        $      10.01  $      10.13
==========================================================================================================
Class R Shares
Net assets                                                                      $188,511,552  $158,816,468
Shares outstanding                                                                18,810,056    15,602,056
Net asset value, offering and redemption price per share                        $      10.02  $      10.18
==========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended February 29, 2000



                                                                          California
                                                           California        Insured
------------------------------------------------------------------------------------
Investment Income                                         $16,737,188    $14,117,880
------------------------------------------------------------------------------------
Expenses
Management fees                                             1,477,137      1,304,008
12b-1 service fees -- Class A                                  91,683        100,255
12b-1 distribution and service fees -- Class B                 90,893        103,090
12b-1 distribution and service fees -- Class C                 86,615         51,345
Shareholders' servicing agent fees and expenses               182,841        160,804
Custodian's fees and expenses                                  79,601         81,356
Trustees' fees and expenses                                     5,964          4,881
Professional fees                                              14,753         12,739
Shareholders' reports - printing and mailing expenses          24,857         46,646
Federal and state registration fees                             2,272          1,704
Portfolio insurance expense                                        --         23,032
Other expenses                                                 10,158         10,172
------------------------------------------------------------------------------------
Total expenses before custodian fee credit                  2,066,774      1,900,032
  Custodian fee credit                                        (17,150)       (20,429)
------------------------------------------------------------------------------------
Net expenses                                                2,049,624      1,879,603
------------------------------------------------------------------------------------
Net investment income                                      14,687,564     12,238,277
------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions        (671,954)    (2,150,082)
Change in net unrealized appreciation or depreciation
  of investments                                          (22,618,973)   (18,494,773)
------------------------------------------------------------------------------------
Net gain (loss) from investments                          (23,290,927)   (20,644,855)
------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations    $ (8,603,363)  $ (8,406,578)
====================================================================================

                                See accompanying notes to financial statements.

                      Statement of Changes in Net Assets


                                                                                California                  California Insured
                                                                     --------------------------------    ---------------------------
                                                                       Year Ended         Year Ended      Year Ended     Year Ended
                                                                          2/29/00            2/28/99         2/29/00        2/28/99
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $ 14,687,564       $ 13,330,413     $ 12,238,277  $ 11,643,242
Net realized gain (loss) from investment transactions                    (671,954)         1,031,974       (2,150,082)      258,361
Change in net unrealized appreciation or depreciation
   of investments                                                     (22,618,973)          (600,160)     (18,494,773)      847,868
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (8,603,363)        13,762,227       (8,406,578)   12,749,471
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
   Class A                                                             (2,397,373)        (1,620,887)      (2,492,127)   (1,920,349)
   Class B                                                               (428,484)          (200,523)        (455,617)     (263,828)
   Class C                                                               (530,805)          (290,569)        (301,363)     (221,918)
   Class R                                                            (11,164,199)       (11,079,070)      (8,833,909)   (9,255,409)
From accumulated net realized gains from investment transactions:
   Class A                                                                (20,496)          (153,240)              --       (20,898)
   Class B                                                                 (3,705)           (28,610)              --        (3,919)
   Class C                                                                 (4,435)           (32,763)              --        (2,848)
   Class R                                                                (73,356)          (951,059)              --       (89,451)
In excess of net realized gains from investment transactions:
   Class A                                                                     --                 --               --       (10,300)
   Class B                                                                     --                 --               --        (1,931)
   Class C                                                                     --                 --               --        (1,404)
   Class R                                                                     --                 --               --       (44,092)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (14,622,853)       (14,356,721)     (12,083,016)  (11,836,347)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                       53,669,029         35,479,670       31,862,064    32,926,505
Net proceeds from shares issued to shareholders due
   to reinvestment of distributions                                     8,301,339          8,761,391        6,931,054     6,965,808
------------------------------------------------------------------------------------------------------------------------------------
                                                                       61,970,368         44,241,061       38,793,118    39,892,313
Cost of shares redeemed                                               (50,606,014)       (21,081,364)     (38,558,155)  (26,208,534)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                11,364,354         23,159,697          234,963    13,683,779
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (11,861,862)        22,565,203      (20,254,631)   14,596,903
Net assets at the beginning of year                                   274,383,710        251,818,507      248,546,969   233,950,066
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $262,521,848       $274,383,710     $228,292,338  $248,546,969
====================================================================================================================================
Balance of undistributed net investment income at the end of year    $    353,558       $    186,855     $    189,752  $     34,491
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, California and California Insured had when-issued purchase commitments of $8,330,168 and $36,433,373, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2000.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                                            California
                                                                       -----------------------------------------------------
                                                                          Year Ended 2/29/00          Year Ended 2/28/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                3,432,125   $ 35,505,654    1,071,388   $ 11,687,908
 Class B                                                                  513,199      5,394,532      501,459      5,481,597
 Class C                                                                  772,432      7,884,193      623,022      6,803,964
 Class R                                                                  466,998      4,884,650    1,052,596     11,506,201
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  103,305      1,078,310       91,191        997,733
 Class B                                                                   14,385        149,673        7,826         85,655
 Class C                                                                   21,661        225,699       12,131        132,788
 Class R                                                                  654,133      6,847,657      688,652      7,545,215
----------------------------------------------------------------------------------------------------------------------------
                                                                        5,978,238     61,970,368    4,048,265     44,241,061
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (2,039,895)   (20,711,423)    (474,337)    (5,180,644)
 Class B                                                                 (171,297)    (1,754,561)     (46,662)      (508,896)
 Class C                                                                 (232,384)    (2,371,152)     (57,000)      (622,658)
 Class R                                                               (2,486,309)   (25,768,878)  (1,351,198)   (14,769,166)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (4,929,885)   (50,606,014)  (1,929,197)   (21,081,364)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,048,353   $ 11,364,354    2,119,068   $ 23,159,697
============================================================================================================================
                                                                                            California
                                                                       -----------------------------------------------------
                                                                          Year Ended 2/29/00          Year Ended 2/28/99
                                                                       -------------------------   -------------------------
                                                                           Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,721,823   $ 18,028,989    1,478,042   $ 16,416,739
 Class B                                                                  486,871      5,202,861      559,676      6,191,761
 Class C                                                                  323,797      3,395,642      396,536      4,367,453
 Class R                                                                  496,702      5,234,572      537,388      5,950,552
----------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  118,515      1,251,002       92,518      1,026,442
 Class B                                                                   16,888        177,619        7,358         81,754
 Class C                                                                   17,583        184,642       14,226        156,701
 Class R                                                                  502,955      5,317,791      514,952      5,700,911
----------------------------------------------------------------------------------------------------------------------------
                                                                        3,685,134     38,793,118    3,600,696     39,892,313
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (998,979)   (10,412,414)    (582,791)    (6,459,540)
 Class B                                                                 (229,021)    (2,375,795)     (40,526)      (449,360)
 Class C                                                                 (328,644)    (3,427,568)     (70,267)      (773,501)
 Class R                                                               (2,129,612)   (22,342,378)  (1,675,268)   (18,526,133)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (3,686,256)   (38,558,155)  (2,368,852)   (26,208,534)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                    (1,122)  $    234,963    1,231,844   $ 13,683,779
============================================================================================================================


3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 3, 2000, to shareholders of record on March 9, 2000, as follows:

                        California  California Insured
------------------------------------------------------
Dividend per share:
 Class A                   $.0460              $.0445
 Class B                    .0400               .0380
 Class C                    .0415               .0395
 Class R                    .0480               .0460
======================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 29, 2000, were as follows:

                                                                                                    California    California Insured
------------------------------------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                                                                    $ 97,744,554        $104,966,585
  Short-term municipal securities                                                                      1,000,000          19,200,000

Sales and maturities:
  Long-term municipal securities                                                                      83,381,541         104,635,504
  Short-term municipal securities                                                                      1,000,000           6,200,000
====================================================================================================================================

At February 29, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                                      California  California Insured
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    $268,058,575        $240,559,877
====================================================================================================================================

At February 29, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                      California  California Insured
------------------------------------------------------------------------------------------------------------------------------------
Expiration Year:
  2008                                                                                                 $ 690,434         $ 1,507,433
====================================================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 29, 2000, were as follows:

                                                                                                      California  California Insured
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                                                                     $   5,051,376        $ 5,652,295
  depreciation                                                                                        (9,614,637)        (3,549,250)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                                         $(4,563,261)         $ 2,103,045
====================================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John
Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                                                                              Management Fee
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                             .5500 of 1%
For the next $125 million                                                                                              .5375 of 1
For the next $250 million                                                                                              .5250 of 1
For the next $500 million                                                                                              .5125 of 1
For the next $1 billion                                                                                                .5000 of 1
For net assets over $2 billion                                                                                         .4750 of 1
====================================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of California and .975 of 1% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 29, 2000, the Distributor collected sales charges on purchases of Class A Shares of approximately $169,800 and $116,800 for California and California Insured, respectively, of which approximately $169,800 and $113,100 respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2000, the Distributor compensated authorized dealers directly with approximately $342,600 and $297,800 in commission advances at the time of purchase for California and California Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2000, the Distributor retained approximately $118,800 and $112,700 in such 12b-1 fees for California and California Insured, respectively. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $58,600 and $65,700 of CDSC on share redemptions for California and California Insured, respectively, during the fiscal year ended February 29, 2000.

7. Composition of Net Assets
At February 29, 2000, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                       California    California Insured
-------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $267,421,985         $227,506,974
Balance of undistributed net investment income                             353,558              189,752
Accumulated net realized gain (loss) from investment transactions         (690,434)          (2,208,516)
Net unrealized appreciation (depreciation) of investments               (4,563,261)           2,804,128
-------------------------------------------------------------------------------------------------------
Net assets                                                            $262,521,848         $228,292,338
=======================================================================================================

                   Financial Highlights


                   Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations                     Less Distributions
                                      ----------------------                    -------------------



                                                        Net
CALIFORNIA                                        Realized/
                                                 Unrealized
                             Beginning      Net     Invest-                Net                       Ending
                                   Net  Invest-        ment            Invest-                          Net
Year Ended                       Asset     ment        Gain               ment   Capital              Asset         Total
February 28/29,                  Value   Income      (Loss)    Total    Income     Gains    Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000                       $10.89     $.55       $(.89)   $(.34)    $(.54)    $  --    $(.54)   $10.01        (3.12)%
     1999                        10.91      .54         .03      .57      (.54)     (.05)    (.59)    10.89         5.28
     1998                        10.58      .55         .37      .92      (.55)     (.04)    (.59)    10.91         8.87
     1997                        10.58      .55        (.01)     .54      (.54)       --     (.54)    10.58         5.29
     1996                        10.10      .55         .47     1.02      (.54)       --     (.54)    10.58        10.36
Class B (3/97)
     2000                        10.89      .47        (.89)    (.42)     (.47)       --     (.47)    10.00        (3.93)
     1999                        10.92      .47         .01      .48      (.46)     (.05)    (.51)    10.89         4.44
     1998 (d)                    10.56      .46         .41      .87      (.47)     (.04)    (.51)    10.92         8.39
Class C (9/94)
     2000                        10.90      .50        (.90)    (.40)     (.49)       --     (.49)    10.01        (3.74)
     1999                        10.92      .49         .02      .51      (.48)     (.05)    (.53)    10.90         4.70
     1998                        10.58      .49         .38      .87      (.49)     (.04)    (.53)    10.92         8.36
     1997                        10.58      .47        (.01)     .46      (.46)       --     (.46)    10.58         4.53
     1996                        10.10      .47         .47      .94      (.46)       --     (.46)    10.58         9.53
Class R (7/86)
     2000                        10.91      .57        (.89)    (.32)     (.57)       --     (.57)    10.02        (2.98)
     1999                        10.93      .56         .03      .59      (.56)     (.05)    (.61)    10.91         5.50
     1998                        10.61      .57         .36      .93      (.57)     (.04)    (.61)    10.93         8.99
     1997                        10.60      .57         .01      .58      (.57)       --     (.57)    10.61         5.67
     1996                        10.13      .58         .46     1.04      (.57)       --     (.57)    10.60        10.54
========================================================================================================================


Class (Inception Date)
                                                          Ratios/Supplemental Data
                        ---------------------------------------------------------------------------------------------
                                      Before Credit/              After                After Credit/
                                      Reimbursement         Reimbursement (b)        Reimbursement (c)
                                   --------------------    --------------------     --------------------
                                                  Ratio                   Ratio                    Ratio
                                                 of Net                  of Net                   of Net
                                                Invest-                 Invest-                  Invest-
CALIFORNIA                         Ratio of        ment    Ratio of        ment     Ratio of        ment
                                   Expenses      Income    Expenses      Income     Expenses      Income
                        Ending           to          to          to          to           to          to
                           Net      Average     Average     Average     Average      Average     Average    Portfolio
Year Ended              Assets          Net         Net         Net         Net          Net         Net     Turnover
February 28/29,          (000)       Assets      Assets      Assets      Assets       Assets      Assets         Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000             $ 48,560         .86%       5.32%        .86%       5.32%         .85%       5.33%           31%
     1999               36,568         .90        4.97         .90        4.97          .90        4.97            34
     1998               29,125         .90        5.11         .90        5.11          .90        5.11            45
     1997               20,571         .94        5.16         .94        5.16          .94        5.16            74
     1996               12,709        1.00        5.23         .96        5.27          .96        5.27            36
Class B (3/97)
     2000               10,318        1.61        4.56        1.61        4.56         1.60        4.56            31
     1999                7,353        1.65        4.23        1.65        4.23         1.65        4.23            34
     1998 (d)            2,324        1.66*       4.31*       1.66*       4.31*        1.66*       4.31*           45
Class C (9/94)
     2000               15,132        1.41        4.75        1.41        4.75         1.40        4.76            31
     1999               10,353        1.45        4.43        1.45        4.43         1.45        4.43            34
     1998                4,061        1.45        4.56        1.45        4.56         1.45        4.56            45
     1997                1,003        1.67        4.44        1.67        4.44         1.67        4.44            74
     1996                  684        1.84        4.39        1.71        4.52         1.71        4.52            36
Class R (7/86)
     2000              188,512         .66        5.47         .66        5.47          .65        5.48            31
     1999              220,109         .71        5.16         .71        5.16          .71        5.16            34
     1998              216,309         .70        5.31         .70        5.31          .70        5.31            45
     1997              214,253         .70        5.41         .70        5.41          .70        5.41            74
     1996              216,390         .71        5.53         .71        5.53          .71        5.53            36
======================================================================================================================

*    Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

                   Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                          Investment Operations                 Less Distributions
                                      ------------------------------   ------------------------------------





                                                        Net
CALIFORNIA INSURED                                Realized/
                                                 Unrealized
                             Beginning      Net     Invest-                Net                       Ending
                                   Net  Invest-        ment            Invest-                          Net
Year Ended                       Asset     ment        Gain               ment   Capital              Asset         Total
February 28/29,                  Value   Income      (Loss)    Total    Income     Gains    Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000                       $11.10     $.53       $(.92)   $(.39)    $(.52)  $     --   $(.52)   $10.19       (3.52)%
     1999                        11.06      .52         .06      .58      (.53)   (.01)**    (.54)    11.10        5.31
     1998                        10.70      .54         .36      .90      (.54)        --    (.54)    11.06        8.66
     1997                        10.76      .55        (.08)     .47      (.53)        --    (.53)    10.70        4.57
     1996                        10.25      .53         .51     1.04      (.53)        --    (.53)    10.76       10.32
Class B (3/97)
     2000                        11.11      .45        (.92)    (.47)     (.44)        --    (.44)    10.20       (4.26)
     1999                        11.06      .44         .06      .50      (.44)   (.01)**    (.45)    11.11        4.61
     1998 (d)                    10.67      .45         .40      .85      (.46)        --    (.46)    11.06        8.13
Class C (9/94)
     2000                        11.03      .47        (.91)    (.44)     (.46)        --    (.46)    10.13       (4.03)
     1999                        10.98      .46         .06      .52      (.46)   (.01)**    (.47)    11.03        4.81
     1998                        10.63      .47         .35      .82      (.47)        --    (.47)    10.98        7.96
     1997                        10.67      .46        (.05)     .41      (.45)        --    (.45)    10.63        3.99
     1996                        10.15      .45         .51      .96      (.44)        --    (.44)    10.67        9.67
Class R (7/86)
     2000                        11.08      .55        (.91)    (.36)     (.54)        --    (.54)    10.18       (3.27)
     1999                        11.04      .54         .06      .60      (.55)   (.01)**    (.56)    11.08        5.49
     1998                        10.68      .56         .36      .92      (.56)        --    (.56)    11.04        8.86
     1997                        10.74      .56        (.07)     .49      (.55)        --    (.55)    10.68        4.81
     1996                        10.23      .56         .50     1.06      (.55)        --    (.55)    10.74       10.63
======================================================================================================================


Class (Inception Date)
                                                          Ratios/Supplemental Data
                        ---------------------------------------------------------------------------------------------
                                      Before Credit/              After                After Credit/
                                      Reimbursement         Reimbursement (b)        Reimbursement (c)
                                   --------------------    --------------------     --------------------
                                                  Ratio                   Ratio                    Ratio
                                                 of Net                  of Net                   of Net
                                                Invest-                 Invest-                  Invest-
CALIFORNIA INSURED                 Ratio of        ment    Ratio of        ment     Ratio of        ment
                                   Expenses      Income    Expenses      Income     Expenses      Income
                        Ending           to          to          to          to           to          to
                           Net      Average     Average     Average     Average      Average     Average    Portfolio
Year Ended              Assets          Net         Net         Net         Net          Net         Net     Turnover
February 28/29,          (000)       Assets      Assets      Assets      Assets       Assets      Assets         Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000             $ 52,014         .89%       5.02%        .89%       5.02%         .88%       5.02%           44%
     1999               47,300         .93        4.72         .93        4.72          .93        4.72            25
     1998               36,203         .90        4.93         .90        4.93          .90        4.93            26
     1997               27,598         .94        5.05         .94        5.05          .94        5.05            51
     1996               17,250         .98        4.99         .97        5.00          .97        5.00            38
Class B (3/97)
     2000               10,909        1.64        4.27        1.64        4.27         1.63        4.28            44
     1999                8,825        1.68        3.96        1.68        3.96         1.68        3.96            25
     1998 (d)            2,967        1.66*       4.16*       1.66*       4.16*        1.66*       4.16*           26
Class C (9/94)
     2000                6,552        1.44        4.45        1.44        4.45         1.43        4.46            44
     1999                6,994        1.48        4.17        1.48        4.17         1.48        4.17            25
     1998                3,226        1.45        4.37        1.45        4.37         1.45        4.37            26
     1997                1,719        1.67        4.32        1.67        4.32         1.67        4.32            51
     1996                1,040        1.74        4.23        1.71        4.26         1.71        4.26            38
Class R (7/86)
     2000              158,816         .69        5.20         .69        5.20          .68        5.20            44
     1999              185,428         .74        4.92         .74        4.92          .74        4.92            25
     1998              191,554         .70        5.14         .70        5.14          .70        5.14            26
     1997              195,553         .69        5.30         .69        5.30          .69        5.30            51
     1996              205,642         .70        5.29         .70        5.29          .70        5.29            38
======================================================================================================================

*    Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen California and California Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 29, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 29, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
April 14, 2000

SERVING INVESTORS FOR GENERATIONS

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today
To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800)
257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

ANNUAL REPORT February 29, 2000

                                                                  NUVEEN
                                                                     Investments

NUVEEN
MUNICIPAL BOND
FUNDS



                                              Connecticut


                                              Massachusetts


                                              Massachusetts Insured

[PHOTO APPEARS HERE]

Contents

 1  Dear Shareholder
 3  From the Portfolio Manager's Perspective
 6  Nuveen Flagship Connecticut Municipal Bond
    Fund Spotlight
 7  From the Portfolio Manager's Perspective
10  Nuveen Massachusetts Municipal Bond Fund Spotlight
11  Nuveen Massachusetts Insured Municipal
    Bond Fund Spotlight
12  Portfolio of Investments
26  Statement of Net Assets
27  Statement of Operations
28  Statement of Changes in Net Assets
29  Notes to Financial Statements
33  Financial Highlights
36  Report of Independent Public Accountants
37  Fund Information

DEAR
Shareholder,

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.


A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.
     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.
     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

The Economic Environment You may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period. Before we get to that, I want to briefly report on the economic environment in which your Nuveen investment performed.
     The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.
     That was then; this is now.


                [Photo of Timothy R. Schwertfeger appears here]
                            Timothy R. Schwertfeger
                            Chairman of the Board

  "We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values."

                                                            ANNUAL REPORT page 1

"There's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time."

     The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology-related developments and the globalization of the economy are three reasons for continued economic health.

     In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000, and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate -- the interest that banks charge each other on overnight loans -- since June 1999.
     Municipal bonds continued to serve investors well, in our opinion. At the end of February 2000, the ratio between long-term municipal bond yields and 30-year Treasury yields stood at 102%. For investors, this meant that quality long-term municipal bonds offered yields above those of long-term Treasury bonds -- even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries. Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.
     Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.

What Can You Do? We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep market events in perspective while you focus on your overall financial plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000


ANNUAL REPORT page 2

                NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

                    From the Portfolio Manager's Perspective


Nuveen Flagship Connecticut Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Paul Brennan of Nuveen Advisory Corp.

Q During the fund's fiscal year ended February 29, 2000, we saw the national economy continue its unprecedented trend of expansion, while inflation and unemployment remained low. Did the Connecticut economy perform consistently with the U.S.?

PAUL The Connecticut economy experienced moderate growth, with unemployment at a miniscule 2.4% as of February 29, 2000, compared to the national average of 4.1%. The economy was strong enough to elicit tax rollbacks, and the state refunded $109 million of sales tax during the fiscal year.
     At the writing of this report, Connecticut was the wealthiest state in the nation, measured by per capita income as of the end of 1998 (1999 figures are not yet available.) It had ample cash during the fund's fiscal year on hand from revenues to finance various capital and infrastructure improvement projects. New issuance, therefore, of municipal bonds in Connecticut was down by 23% over the fiscal year. The state's debt carries a healthy AA rating from Standard & Poor's.


               NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND
               Bond Credit Quality

                           [PIE CHART APPEARS HERE]
                            AAA/U.S. Guaranteed.....50%
                            AA......................27%
                            A.......................11%
                            BBB/NR..................10%
                            Other....................2%

               As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

Q The Federal Reserve (the Fed) began its expected series of moves to raise interest rates to try to cool off the economy. This is typically a challenging environment for municipal bonds. How did you manage the fund in such an environment?

PAUL Actually, we saw more opportunities in this market than we have seen in markets characterized by declining interest rates. This presented us with the opportunity to try to favorably position the portfolio for the long-term.
     For one, yields were much more attractive than at the beginning of 1999, so over the period we sold out some of the fund's positions in lower-yielding securities and reinvested at higher yields. We believe that will help strengthen the dividend-paying capabilities over the long run.
     At the same time, we exercised transactions to help improve the funds' tax efficiency. Selling out certain high-cost positions generated tax losses, which can be used to help offset current or future realized capital gains.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Connecticut Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 3

     Market condition also made this an opportune time to improve the call structure in the portfolios. Favorable call protection reduces exposure to untimely calls during periods of falling interest rates, so that falling rates have less of an effect on the fund's dividend. In the rising-rate environment when early calls were not as much of a risk, call protection was undervalued. We restructured the portfolios with new positions carrying what we believe to be very favorable call protection. Thinking long-term helped us prepare the fund for a future time when it may benefit from call protection.

Q  How did the fund perform during the fiscal year ended February 29, 2000?

PAUL While we were able to take advantage of those positioning opportunities, the fund reported a total return for the fiscal year period of -3.84% for Class A shares on net asset value. The fund slightly underperformed the Lipper Connecticut Municipal Debt peer group average, which reported a -3.79% total return for the same one-year period. Over the five-year period, the fund reported a 5.07% gain, compared to the 4.83% gain for the Lipper peer group for the same period.*
     As of February 29, 2000, the fund's SEC 30-day yield was 5.03%. For investors in the combined 34% federal and state income tax bracket, that is equivalent to a yield of 7.62% on a taxable investment.**

Q With Connecticut being such a small state, and with new issuance supply being down over the period, how did you find attractive buys?

PAUL Issuance in Connecticut was indeed very small and concentrated in comparison to issuance in other states, and over the fiscal period that was amplified by higher interest rates, which tend to discourage borrowing.
     Further, many times we are competing with individuals. With issuance at its lowest level since 1995, it can be very difficult for individuals to have access to new issues like Nuveen does.
     Our research department and market presence puts us in a position as a major player in the Connecticut municipal bond market. Many times we have been able to find information on lesser-known issues and negotiate the price of an issue. It is not unusual for us to buy an entire maturity of a certain issue.
     For example, we negotiated directly with underwriters prior to purchasing bonds issued by the Town of Cheshire and bonds issued by the state on behalf of Connecticut State University. Our negotiations allowed us to purchase these bonds at relatively attractive yields and to ensure a purchase of the amount of the bonds we wanted.
     Nuveen's presence can help when we are selling in the secondary market, as well.

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND


                               Top Five Sectors

                   Tax Obligation (Limited)             16%
                 --------------------------------------------
                   Education and Civic Organizations    16%
                 --------------------------------------------
                   U.S. Guaranteed                      14%
                 --------------------------------------------
                   Healthcare                           12%
                 --------------------------------------------
                   Tax Obligation (General)             11%
                 --------------------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

* The Lipper Peer Group returns represent the average annualized total return of the 28 funds in the Lipper Connecticut Municipal Debt Funds category for the one-year period ended February 29, 2000, and 20 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a combined federal and state income tax rate of 34%.


ANNUAL REPORT page 4

Q  Was diversification also a challenge?

PAUL Very much, but again, our access to the market came in handy to lead us to a variety of issues. Over the past fiscal year, we were active buying new issues that added to the fund's diversification.

     In addition to the previously mentioned purchases, we further diversified the fund's holdings by purchasing bonds issued on behalf of Horace Bushnell Memorial Hall, a new borrower in the Connecticut municipal market. The Bushnell is a performing arts center located in Hartford. It was founded in 1930 and draws over 400,000 people annually.

     In the long-term care sector, we purchased bonds issued on behalf of the Mary Wade Home located in New Haven. This purchase, like others throughout the year, offered a very attractive yield and excellent call protection.

     Another tactic we used to improve diversification was purchasing Puerto Rico bonds, which are tax exempt in Connecticut. Working closely with a regional broker, we were able to purchase a sizable block of insured Puerto Rico General Obligation Bonds for the fund, with excellent credit quality and priced at what we believe was a favorable level.


Q  What is your outlook for the fund for the coming months?

PAUL We expect the state's economy to continue its healthy pace, with enough revenues to hold new issuance down. In our opinion, new issuance will likely be even less in the next fiscal year. We plan to continue leveraging our access to the market to search for and negotiate attractively priced bonds offering strong relative yields. We believe this will enable the fund to continue to produce competitive and stable tax-exempt dividends.

  "We plan to continue leveraging our access to the market to search for and negotiate attractively priced bonds offering strong relative yields."

                                                            ANNUAL REPORT page 5

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

Quick Facts
                                           A Shares        B Shares        C Shares        R Shares
NAV                                         $9.96           $9.94           $9.95           $9.99
---------------------------------------------------------------------------------------------------
February's Declared Dividend*               $0.0440         $0.0375         $0.0390         $0.0455
---------------------------------------------------------------------------------------------------
Fund Symbol                                   FCTTX             N/A           FCTCX             N/A
---------------------------------------------------------------------------------------------------
CUSIP                                     67065N886       67065N878       67065N860       67065N852
---------------------------------------------------------------------------------------------------
Inception Date                                 7/87            2/97           10/93            2/97
---------------------------------------------------------------------------------------------------
*Paid March 1, 2000

Total Returns (Annualized)+
                                       A Shares            B Shares       C Shares  R Shares
                                     NAV     Offer       NAV     w/CDSC      NAV       NAV
1-Year                             -3.84%    -7.90%    -4.57%    -8.23%    -4.31%    -3.63%
---------------------------------------------------------------------------------------------------
1-Year TER*                        -1.29%    -5.45%    -2.40%    -6.05%    -2.05%    -0.97%
---------------------------------------------------------------------------------------------------
5-Year                              5.07%     4.18%     4.34%     4.18%     4.50%     5.26%
---------------------------------------------------------------------------------------------------
5-Year TER*                         7.83%     6.91%     6.75%     6.59%     6.96%     8.09%
---------------------------------------------------------------------------------------------------
10-Year                             6.17%     5.71%     5.67%     5.67%     5.58%     6.26%
---------------------------------------------------------------------------------------------------
10-Year TER*                        9.15%     8.68%     8.40%     8.40%     8.26%     9.28%
---------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

*Taxable Equivalent Return (Based on a combined federal and state income tax rate of 34%.)


Tax-Free Yields
                                    A Shares           B Shares     C Shares     R Shares
                                NAV          Offer        NAV          NAV          NAV
SEC 30-Day Yield                5.03%        4.81%        4.28%        4.48%        5.23%
---------------------------------------------------------------------------------------------------
Taxable Equivalent Yield        7.62%        7.29%        6.48%        6.79%        7.92%

Index Comparison

[MOUNTAIN CHART APPEARS HERE]
                                    NUVEEN             NUVEEN
                                   FLAGSHIP           FLAGSHIP
                LEHMAN           CONNECTICUT        CONNECTICUT
               BROTHERS           MUNICIPAL          MUNICIPAL
               MUNICIPAL          BOND FUND          BOND FUND
              BOND INDEX            (NAV)             (Offer)

2/90           $10,000            $10,000             $ 9,580
2/91           $10,922            $10,668             $10,220
2/92           $12,013            $11,725             $11,232
2/93           $13,667            $13,417             $12,854
2/94           $14,422            $14,101             $13,508
2/95           $14,696            $14,209             $13,612
2/96           $16,318            $15,636             $14,980
2/97           $17,364            $16,491             $15,798
2/98           $18,953            $17,934             $17,180
2/99           $20,118            $18,922             $18,127
2/00           $19,696            $18,195             $17,430

- Nuveen Flagship Connecticut Bond Fund (Offer) $17,430
- Nuveen Flagship Connecticut Bond Fund (NAV) $18,195
- Lehman Brothers Municipal Bond Index $19,696

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Statistics

Total Net Assets            $229.9 million
------------------------------------------
Average Effective
Maturity                       18.28 years
------------------------------------------
Average Duration                      8.08
------------------------------------------

ANNUAL REPORT page 6

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Tom Futrell of Nuveen Advisory Corp.


Q Throughout the fiscal year of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund, which ended February 29, 2000, the nation as a whole experienced continued strong economic growth. How did the Massachusetts economy perform compared to that of the rest of the nation?

TOM The Massachusetts economy also remained very strong, with an unemployment rate of 3.1%, far below the national average of 4.1%. Both the Commonwealth of Massachusetts and the city of Boston were upgraded by bond rating agencies during the period.
  The flourishing high-tech sector in Massachusetts helped drive the economy to some extent. Massachusetts has the second largest infusion of venture capital in the country, after California. A large proportion of the funding has been used by high-tech/Internet start-up companies in Boston, which should translate into continued growth in the Commonwealth's technology sector.
  The state had some pressure to deal with regarding the Central Artery/Tunnel Project (also known as the "Big Dig"), backed by a bond issue through the Massachusetts Bay Transportation Authority (MBTA), in which the Nuveen funds have a stake. Work on the project continues in the midst of brewing controversy that arose during December 1999 regarding cost overruns. A federal agency has launched an inquiry into whether the MBTA intentionally withheld details of cost overruns for the project. Nevertheless, Massachusetts Governor Paul Celluci has unveiled a plan to fund the approximately $1.4 billion in overruns through various sources such as direct payments, toll hikes, and the leveraging of state funding and federal grants, pending approval by the state legislature.

Q The Federal Reserve (the Fed) began its expected series of moves to raise interest rates to try to cool off the economy. This is typically a challenging environment for municipal bonds. How did the fund perform in this environment?

TOM Although this market presented us with some long-term fund positioning opportunities for the fiscal year ended February 29, 2000, the Nuveen Massachusetts Municipal Bond Fund reported a total return of -3.21%, and the Nuveen Massachusetts Insured Municipal Bond Fund had a total return of -2.95% for Class A shares on net asset value. Even so, both funds' returns bested the Lipper Massachusetts Municipal Debt peer group average, which reported a 4.42% loss for the same one-year period.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Massachusetts and Massachusetts Insured Municipal Bond funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 7

  For the five-year period ended February 29, 2000, the Massachusetts Fund reported a 4.62% gain and the Massachusetts Insured Fund had a 4.47% gain, compared to the 4.59% gain for the Lipper peer group for the same period.*
  As of February 29, 2000, the Massachusetts Fund's SEC 30-day yield was 5.08%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.82% on a taxable investment. For the Insured Fund, the SEC yield was 4.62%, which is equivalent to a 7.11% yield on a taxable investment.**

Q  Which sectors in particular were noteworthy?

TOM The housing sector was very attractive to us for several reasons. First, bonds in this sector historically have offered additional incremental yield. For investors seeking income at reasonable prices, housing bonds can be a great option. Also, the prepays on these bonds have been slower as interest rates have risen. Prepay simply means the bond issuer pays back the borrowed money before required to do so. It saves issuers money but is costly to investors.
  We bought an issue from West Springfield Multifamily Housing that had an attractive structure. With tax credits built in and insured by the Government National Mortgage Association (GNMA), these bonds offered a high level of security plus an attractive yield (6.50%).

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed           26%
 -------------------------------
  Housing (Multifamily)     13%
 -------------------------------
  Long-Term Care            13%
 -------------------------------
  Tax Obligation (General)  12%
 -------------------------------
  Healthcare                11%
 -------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed                    21%
 ----------------------------------------
  Tax Obligation (General)           19%
 ----------------------------------------
  Education and Civic Organizations  19%
 ----------------------------------------
  Healthcare                         14%
 ----------------------------------------
  Housing (Multifamily)              13%
 ----------------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

  We believe the value of the higher education sector has decreased in the market, but there were still opportunities awaiting those with the capabilities for thorough research. Our research turned up an attractive buy in higher education, from Massachusetts Development Finance Authority for Curry College. Located in Milton, this small liberal arts college has been experiencing positive enrollment trends and solid growth in its continuing education program. These insured bonds offered an attractive yield for the 30-year maturity, which was higher than insured bonds of comparable maturities at the time of purchase.
  In the Massachusetts Insured portfolio, we found a good value in the secondary market through Massachusetts Industrial Finance Authority for Western New England College. Based in Springfield and with 17 other teaching sites, New England College has had positive enrollment trends, a growing endowment and sound operations. The bonds offered additional incremental yield.
  The healthcare sector continued to struggle. One of the holdings in the Massachusetts Fund, Harvard Pilgrim Health Care (HPHC), was placed into temporary receivership in January. Because the bonds are insured, there was no potential loss of income in the fund since the debt was still being serviced. HPHC has begun to show signs of improvement and state officials believe the health plan could function on its own through a rehab plan. With more than one million residents covered by HPHC, we believe the state insurance commissioner will be certain it doesn't slip through the cracks.

* The Lipper Peer Group returns represent the average annualized total return of the 56 funds in the Lipper Massachusetts Municipal Debt Funds category for the one-year period ended February 29, 2000, and 44 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a combined federal and state income tax rate of 35%.

ANNUAL REPORT page 8

Q Given the difficult market, was municipal bond issuance in Massachusetts down over the period?

TOM Actually, issuance in Massachusetts was up over the prior year, by 5.6%, compared to the national supply, which was down 35%. Most of the increase came over the earlier part of the year; supply slowed down during the third and fourth calendar quarters primarily because of the higher interest rates and lower demand.

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed. 52%
AA.................. 15%
A................... 14%
BBB/NR.............. 19%

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

Q During periods of scarce supply and rising interest rates, how do you find attractive buys when other investors are facing the same challenge?

TOM It is especially during a market like this, where choices are limited, that Nuveen's active management, experienced research department and important relationships with national and state dealers may offer a distinct advantage. This combination allows us the opportunity to not only identify the attractive deals that may be lesser-known to other investors, but also to negotiate structure and be among the first to participate in more widely known issues.

  An example of this advantage at work was the Curry College example I just gave. Another was an issue through Massachusetts Development Finance Authority for the Massachusetts College of Pharmacy and Allied Health Sciences Bonds. These bonds offered higher yields than comparable bonds that were in the market at the same time. Because the Boston-based College of Pharmacy does not issue bonds often, it is not well known by the municipal market. Fortunately, our analysis helped us act quickly and purchase a sizable portion of the issue for the Massachusetts Fund.

Q   What was involved in long-term positioning of the Funds during the period?

TOM Amid rising interest rates, we were able to pursue our goal of improving fund yields. Several of the purchases I mentioned earlier definitely contributed to that goal, as we sold bonds with lower coupons to reinvest at higher rates.

  We also improved the call structure in the portfolios. Good call structure is important to a fund's total return. Extending the call protection helps reduce exposure to prepayment and therefore the risk of reinvesting in what may be an uncertain market. In the rising rate market, we sold out our smaller positions that were below $1 million with unfavorable call structure. We generated a tax loss on the sales -- which comes in handy to help offset future realized capital gains -- then we reinvested in bonds with what we believe to have better call structure.

Q  What is your outlook for the Massachusetts market and the funds?

TOM We expect the Massachusetts economy to continue to be strong. Municipal bond issuance may level off or decrease with more Fed interest rate hikes a near certainty in our opinion. We plan to maintain our defensive position for the funds, watching for opportunities to improve yield and call protection.


"It is especially during a market like this, where choices are limited, that Nuveen's active management, experienced research department and important relationships with national and state dealers may offer a distinct advantage."

                                                            ANNUAL REPORT page 9

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


The Nuveen Massachusetts Municipal Bond Fund's monthly dividends rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for the latest dividend paid.


NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000


Quick Facts
                                           A Shares        B Shares        C Shares        R Shares
NAV                                           $9.26           $9.28           $9.20           $9.24
---------------------------------------------------------------------------------------------------
February's Declared Dividend*               $0.0420         $0.0360         $0.0375         $0.0435
---------------------------------------------------------------------------------------------------
Fund Symbol                                   NMAAX             N/A           NMACX           NBMAX
---------------------------------------------------------------------------------------------------
CUSIP                                     67065N845       67065N837       67065N829       67065N811
---------------------------------------------------------------------------------------------------
Inception Date                                 9/94            3/97           10/94           12/86
---------------------------------------------------------------------------------------------------
* Paid March 1, 2000

Total Returns (Annualized)+
                                       A Shares            B Shares       C Shares  R Shares
                                     NAV     Offer       NAV     w/CDSC      NAV       NAV
1-Year                             -3.21%    -7.26%    -4.02%    -7.69%    -3.87%    -3.03%
---------------------------------------------------------------------------------------------------
1-Year TER*                        -0.52%    -4.68%    -1.73%    -5.41%    -1.47%    -0.23%
---------------------------------------------------------------------------------------------------
5-Year                              4.62%     3.73%     3.90%     3.74%     3.98%     4.85%
---------------------------------------------------------------------------------------------------
5-Year TER*                         7.46%     6.54%     6.33%     6.18%     6.48%     7.81%
---------------------------------------------------------------------------------------------------
10-Year                             6.17%     5.71%     5.57%     5.57%     5.42%     6.40%
---------------------------------------------------------------------------------------------------
10-Year TER*                        9.18%     8.70%     8.26%     8.26%     8.07%     9.54%
---------------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35%.)


Tax-Free Yields
                                     A Shares              B Shares     C Shares      R Shares
                                 NAV          Offer          NAV           NAV           NAV
SEC 30-Day Yield                5.08%         4.87%         4.34%         4.54%         5.29%
---------------------------------------------------------------------------------------------------
Taxable Equivalent Yield        7.82%         7.49%         6.68%         6.98%         8.14%

Index Comparison

                         [MOUNTAIN CHART APPEARS HERE]

               LEHMAN          NUVEEN             NUVEEN
              BROTHERS      MASSACHUSETTS      MASSACHUSETTS
              MUNICIPAL       MUNICIPAL          MUNICIPAL
             BOND INDEX       BOND FUND          BOND FUND
                                (NAV)             (OFFER)

2/90           $10,000         $10,000            $ 9,580
2/91           $10,922         $10,778            $10,325
2/92           $12,013         $11,868            $11,370
2/93           $13,667         $13,521            $12,953
2/94           $14,422         $14,293            $13,692
2/95           $14,695         $14,519            $13,909
2/96           $16,318         $15,914            $15,247
2/97           $17,364         $16,668            $15,968
2/98           $18,953         $17,899            $17,147
2/99           $20,118         $18,803            $18,013
2/00           $19,696         $18,199            $17,435

- Nuveen Massachusetts Municipal Bond Fund (Offer) $17,435
- Nuveen Massachusetts Municipal Bond Fund (NAV) $18,199
- Lehman Brothers Municipal Bond Index $19,696

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximun sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/29/00 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Class A Shares of the fund received four stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,678 and 1,365 funds for the three- and five-year periods, respectively.

Morningstar Rating/TM/++
* * * *
Overall rating among 1,678
municipal bond funds as
of 2/29/00

Portfolio Statistics

Total Net Assets      $91.3 million
-----------------------------------
Average Effective
Maturity                17.69 years
-----------------------------------
Average Duration               7.53
-----------------------------------

ANNUAL REPORT page 10

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

Quick Facts
                                           A Shares        B Shares        C Shares        R Shares
NAV                                         $  9.77         $  9.78         $  9.75         $  9.78
---------------------------------------------------------------------------------------------------
February's Declared Dividend*               $0.0420         $0.0355         $0.0370         $0.0435
---------------------------------------------------------------------------------------------------
Fund Symbol                                   NMAIX             N/A           NMAKX           NIMAX
---------------------------------------------------------------------------------------------------
CUSIP                                     67065N795       67065N787       67065N779       67065N761
---------------------------------------------------------------------------------------------------
Inception Date                                 9/94            3/97            9/94           12/86
---------------------------------------------------------------------------------------------------
* Paid March 1, 2000

Total Returns (Annualized)+
                                       A Shares            B Shares       C Shares  R Shares
                                     NAV     Offer       NAV     w/CDSC      NAV       NAV
1-Year                             -2.95%    -6.99%    -3.59%    -7.29%    -3.43%    -2.68%
---------------------------------------------------------------------------------------------------
1-Year TER*                        -0.34%    -4.49%    -1.40%    -5.09%    -1.14%     0.03%
---------------------------------------------------------------------------------------------------
5-Year                              4.47%     3.58%     3.73%     3.56%     3.82%     4.70%
---------------------------------------------------------------------------------------------------
5-Year TER*                         7.18%     6.27%     6.03%     5.88%     6.17%     7.53%
---------------------------------------------------------------------------------------------------
10-Year                             6.02%     5.57%     5.43%     5.43%     5.30%     6.28%
---------------------------------------------------------------------------------------------------
10-Year TER*                        8.87%     8.40%     7.96%     7.96%     7.77%     9.25%
---------------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35%.)




Tax-Free Yields
                                     A Shares           B Shares      C Shares      R Shares
                                 NAV          Offer       NAV           NAV           NAV
SEC 30-Day Yield                4.62%         4.43%      3.88%         4.08%         4.82%
------------------------------------------------------------------------------------------------
Taxable Equivalent Yield        7.11%         6.82%      5.97%         6.28%         7.42%
------------------------------------------------------------------------------------------------

Index Comparison

[MOUNTAIN CHART APPEARS HERE]
                               NUVEEN             NUVEEN
                               MASSACHUSETTS      MASSACHUSETTS
               LEHMAN          INSURED            INSURED
               BROTHERS        MUNICIPAL          MUNICIPAL
               MUNICIPAL       BOND FUND          BOND FUND
               BOND INDEX      (NAV)              (OFFER)

2/90           $10,000         $10,000            $ 9,580
2/91           $10,922         $10,865            $10,409
2/92           $12,013         $11,875            $11,376
2/93           $13,667         $13,539            $12,970
2/94           $14,422         $14,213            $13,616
2/95           $14,695         $14,422            $13,816
2/96           $16,318         $15,804            $15,140
2/97           $17,364         $16,440            $15,749
2/98           $18,953         $17,598            $16,859
2/99           $20,118         $18,493            $17,717
2/00           $19,696         $17,948            $17,194

- Nuveen Massachusetts Insured Municipal Bond Fund (offer) $17,194
- Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $12,948
- Lehman Brothers Municipal Bond Index $19,696
Past performance is not predictive of future results.

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Statistics

Total Net Assets      $65.9 million
-----------------------------------
Average Effective
Maturity                17.86 years
-----------------------------------
Average Duration               6.56
-----------------------------------

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


The Nuveen Massachusetts Insured Municipal Bond Fund's monthly dividends rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for the latest dividend paid.

                                                           ANNUAL REPORT page 11

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund
February 29, 2000

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.4%

   $   1,000   Town of Sprague, Connecticut, Environmental Improvement Revenue              10/07 at 102          A3     $  876,860
                 Bonds (International Paper Company Project), 1997 Series A, 5.700%,
                 10/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 15.1%

               State of Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Greenwich Academy Issue, Series A:
       1,000     5.700%, 3/01/16                                                             3/06 at 101         AAA      1,000,310
       2,000     5.750%, 3/01/26                                                             3/06 at 101         AAA      1,938,400

       1,000   State of Connecticut Health and Educational Facilities Authority,             5/02 at 102         AAA        990,030
                 Revenue Bonds, Yale University, 5.929%, 6/10/30

               Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
               (Family Education Loan Program), 1991 Series A:
         365     7.000%, 11/15/05 (Alternative Minimum Tax)                                 11/01 at 102           A        379,188
       3,440     7.200%, 11/15/10 (Alternative Minimum Tax)                                 11/01 at 102           A      3,566,833

               Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
               (Family Education Loan Program), 1996 Series A:
       1,545     6.300%, 11/15/10 (Alternative Minimum Tax)                                 11/04 at 102          A1      1,585,973
       1,170     6.350%, 11/15/11 (Alternative Minimum Tax)                                 11/04 at 102          A1      1,202,280

       4,400   State of Connecticut Health and Educational Facilities Authority,             7/08 at 101          AA      3,613,368
                 Revenue Bonds, Sacred Heart University Issue, Series E, 5.000%, 7/01/28

       2,875   State of Connecticut Health and Educational Facilities Authority,             7/03 at 102        BBB-      2,593,538
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

       2,000   State of Connecticut Health and Educational Facilities Authority,         7/04 at 101 1/2         AAA      2,002,740
                 Revenue Bonds, The Loomis Chaffee School Issue, Series B, 6.000%,
                 7/01/25

       2,500   State of Connecticut Health and Educational Facilities Authority,             7/05 at 101         AAA      2,305,325
                 Revenue Bonds, Kent School Issue, Series B, 5.400%, 7/01/23

       1,600   State of Connecticut Health and Educational Facilities Authority,             7/06 at 102         AAA      1,576,656
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

       1,435   State of Connecticut Health and Educational Facilities Authority,             7/06 at 101         AAA      1,325,366
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C, 5.500%,
                 7/01/26

       1,490   State of Connecticut Health and Educational Facilities Authority,             7/08 at 101          AA      1,254,535
                 Revenue Bonds, Canterbury School Issue, Series A, 5.000%, 7/01/18

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/07 at 102         AAA      1,830,300
                 Revenue Bonds, Suffield Academy Issue, Series A, 5.400%, 7/01/27

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Fairfield University, Series I:
         585     5.250%, 7/01/25                                                             7/09 at 101         AAA        524,330
       2,755     5.500%, 7/01/29                                                             7/09 at 101         AAA      2,560,332

       1,250   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101         Aaa      1,178,175
                 Revenue Bonds, The Horace Bushnell Memorial Hall Issue, Series A,
                 5.625%, 7/01/29

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Connecticut State University System Issue, Series 1999C:
       1,155     5.500%, 11/01/17                                                           11/09 at 101         AAA      1,124,993
       1,155     5.500%, 11/01/18                                                           11/09 at 101         AAA      1,115,060
       1,155     5.500%, 11/01/19                                                           11/09 at 101         AAA      1,107,368

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 11.5%

   $   2,600   State of Connecticut Health and Educational Facilities Authority,             7/00 at 102         AAA   $  2,670,044
                 Revenue Bonds, Bristol Hospital Issue, Series A, 7.000%, 7/01/20

         900   State of Connecticut Health and Educational Facilities Authority,             7/01 at 102         AAA        934,353
                 Revenue Bonds, Hospital of Raphael Issue, Series D, 6.625%, 7/01/14

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/02 at 102         AAA      2,107,040
                 Revenue Bonds, Bridgeport Hospital Issue, Series A, 6.625%, 7/01/18

         800   State of Connecticut Health and Educational Facilities Authority,             7/04 at 102         AAA        791,344
                 Revenue Bonds, New Britain General Hospital Issue, Series B, 6.000%,
                 7/01/24

       1,405   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101         Aaa      1,252,066
                 Revenue Bonds, Stamford Hospital Issue, Series G, 5.000%, 7/01/18

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Hospital for Special Care Issue, Series B:
       1,000     5.375%, 7/01/17                                                             7/07 at 102         BBB        826,810
       3,500     5.500%, 7/01/27                                                             7/07 at 102         BBB      2,799,720

       1,645   State of Connecticut Health and Educational Facilities Authority,             7/06 at 102         AAA      1,484,547
                 Revenue Bonds, Day Kimball Hospital Issue, Series A, 5.375%, 7/01/26

       1,500   State of Connecticut Health and Educational Facilities Authority,             7/06 at 102         AAA      1,457,505
                 Revenue Bonds, Greenwich Hospital Issue, Series A, 5.800%, 7/01/26

       1,400   State of Connecticut Health and Educational Facilities Authority,             7/06 at 102         AAA      1,337,980
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series H, 5.700%, 7/01/25

         320   State of Connecticut Health and Educational Facilities Authority,             1/01 at 102         AAA        332,262
                 Revenue Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/07 at 102         AAA      1,927,840
                 Revenue Bonds, The William W. Backus Hospital Issue, Series D, 5.750%,
                 7/01/27

       1,500   State of Connecticut Health and Educational Facilities Authority,            11/09 at 101         AAA      1,447,125
                 Revenue Bonds, Catholic Health East Issue, Series 1999F, 5.750%,
                 11/15/29

       2,725   State of Connecticut Health and Educational Facilities Authority,             7/09 at 101          AA      2,591,639
                 Revenue Bonds, Waterbury Hospital Issue Series C, 5.750%, 7/01/20

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/10 at 101          AA      1,955,260
                 Revenue Bonds, Eastern Connecticut Health Network Issue, Series A,
                 6.000%, 7/01/25

       2,250   Connecticut Development Authority, Solid Waste Disposal Facilities            7/05 at 102         AAA      2,428,223
                 Revenue Bonds, Pfizer Inc. Project, 1994 Series, 7.000%, 7/01/25
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.4%

       2,000   Housing Authority of the City of Bridgeport, Connecticut, Multifamily        12/09 at 102         N/R      1,997,400
                 Housing Revenue Bonds (Stratfield Apartments Project), Series 1999,
                 7.250%, 12/01/24

       2,000   Connecticut Housing Finance Agency, Housing Mortgage Finance Program         12/09 at 100          AA      1,947,440
                 Bonds, 1999 Series D, 6.200%, 11/15/41 (Alternative Minimum Tax)

       1,500   New Britain Senior Citizens Housing Development Corporation, Mortgage         1/02 at 102         AAA      1,546,830
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Nathan Hale
                 Apartments - Section 8 Assisted Project), Series 1992A,
                 6.875%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.3%

         225   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/02 at 102          AA        231,075
                 Program Bonds, 1992 Series C2, 6.700%, 11/15/22 (Alternative Minimum Tax)

       1,250   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/03 at 102          AA      1,276,575
                 Program Bonds, 1993 Series A, 6.200%, 5/15/14

       2,750   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/04 at 102          AA      2,752,503
                 Program Bonds, 1994 Series A, 6.100%, 5/15/17

       1,500   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/05 at 102          AA      1,501,560
                 Program Bonds, 1995 Series A, Subseries A-1, 6.100%, 5/15/17

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund (continued)
February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

    $  7,490   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/07 at 102          AA   $  7,122,316
                 Program Bonds, 1997 Series B, Subseries B-2, 5.850%, 11/15/28
                 (Alternative Minimum Tax)

       1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/05 at 102          AA        996,710
                 Program Bonds, 1995 Series F, Subseries F-1, 6.000%, 5/15/17

       1,500   Connecticut Housing Finance Authority, Housing Mortgage Finance               5/06 at 102          AA      1,506,570
                 Program Bonds, 1996 Series B, Subseries B-1, 6.050%, 5/15/18

       4,605   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/06 at 102          AA      4,526,301
                 Program Bonds, 1996 Subseries E-2, 6.150%, 11/15/27 (Alternative
                 Minimum Tax)

       1,490   Connecticut Housing Finance Authority, Housing Mortgage Finance              11/06 at 102          AA      1,452,541
                 Program Bonds, 1997 Series F, Subseries F-2, 6.000%, 11/15/27
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 7.0%

       1,000   State of Connecticut Health and Educational Facilities Authority,             8/08 at 102         AAA        850,150
                 Revenue Bonds, Hebrew Home and Hospital Issue (FHA-Insured Mortgage),
                 Series B, 5.200%, 8/01/38

       2,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      2,209,960
                 Revenue Bonds, Nursing Home Program Issue, Series 1994, AHF/Hartford,
                 Inc. Project, 7.125%, 11/01/24

               Connecticut Development Authority, First Mortgage Gross Revenue Health
               Care Project Refunding Bonds (Church Homes, Inc., Congregational Avery
               Heights Project - 1997 Series):
       1,700     5.700%, 4/01/12                                                             4/07 at 102         BBB      1,506,353
       2,610     5.800%, 4/01/21                                                             4/07 at 102         BBB      2,172,225

       1,875   Connecticut Development Authority, First Mortgage Gross Revenue Health       12/06 at 103        BBB+      1,519,031
                 Care Project Refunding Bonds (The Elim Park Baptist Home, Inc.
                 Project), Series 1998A, 5.375%, 12/01/18

               Connecticut Development Authority, First Mortgage Gross Revenue Health
               Care Project Refunding Bonds (Connecticut Baptist Homes, Inc. Project),
               1999 Series:
       1,000     5.500%, 9/01/15                                                             9/09 at 102          AA        941,810
         500     5.625%, 9/01/22                                                             9/09 at 102          AA        458,290

       1,000   Connecticut Development Authority, First Mortgage Gross Revenue Health       12/09 at 102         N/R        962,160
                 Care Project Refunding Bonds (The Mary Wade Home, Incorporated Project),
                 1999 Series A, 6.375%, 12/01/18

               Connecticut Development Authority, Revenue Refunding Bonds (Duncaster Inc.
               Project), Series 1999A:
       2,200     5.250%, 8/01/19                                                             2/10 at 102          AA      1,948,760
       3,910     5.375%, 8/01/24                                                             2/10 at 102          AA      3,468,561
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 10.8%

       3,000   City of Bridgeport, Connecticut, General Obligation Bonds, 1997 Series        3/07 at 101         AAA      2,812,320
                 A, 5.250%, 3/01/17

       1,000   City of Bridgeport, Connecticut, General Obligation Bonds, 2000 Series        7/10 at 101         AAA      1,012,560
                 A, 6.000%, 7/15/19

         325   Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%,           No Opt. Call          A3        371,244
                 5/01/09

               Town of Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
         660     5.625%, 10/15/18                                                           10/09 at 101         Aa3        647,269
         660     5.625%, 10/15/19                                                           10/09 at 101         Aa3        642,378

       2,800   State of Connecticut, General Obligation Capital Appreciation Bonds          No Opt. Call          AA      1,457,988
                 (College Savings Plan - 1991 Series B), 0.000%, 12/15/11

       1,000   State of Connecticut, General Obligation Capital Appreciation Bonds          No Opt. Call          AA        607,210
                 (College Savings Plan 1990 Series A), 0.000%, 5/15/09

         500   State of Connecticut, General Obligation Bonds (1999 Series B),              11/09 at 101          AA        485,480
                 5.500%, 11/01/18

       3,000   State of Connecticut, General Obligation Capital Appreciation Bonds          No Opt. Call          AA      1,605,960
                 (College Savings Plan - 1993 Series A), 0.000%, 6/15/11

               Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of
               1988:
         200     7.200%, 8/15/06                                                            No Opt. Call         Aa1        223,624
         200     7.200%, 8/15/07                                                            No Opt. Call         Aa1        225,722
         200     7.200%, 8/15/08                                                            No Opt. Call         Aa1        227,902

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
     $   200     7.500%, 4/01/02                                                            No Opt. Call         AAA    $   211,068
         200     7.500%, 4/01/03                                                            No Opt. Call         AAA        215,290
         200     7.500%, 4/01/04                                                            No Opt. Call         AAA        219,006
         150     7.500%, 4/01/05                                                            No Opt. Call         AAA        166,622

         340   City of Middletown, Connecticut, General Obligation Bonds, 6.900%,           No Opt. Call          AA        372,341
                 4/15/06

               City of New London, Connecticut, General Obligation Bonds, Water
               Department Revenue Bonds, Series 20:
         120     7.300%, 12/01/05                                                           No Opt. Call          A+        133,612
         100     7.300%, 12/01/07                                                           No Opt. Call          A+        113,696

               Town of Old Saybrook, Connecticut, General Obligation Bonds:
         160     7.400%, 5/01/08                                                            No Opt. Call          A2        183,120
         160     7.400%, 5/01/09                                                            No Opt. Call          A2        184,368
         275     6.500%, 2/15/10                                                            No Opt. Call         AAA        302,288
         270     6.500%, 2/15/11                                                            No Opt. Call         AAA        297,851

               Town of Plainfield, Connecticut, General Obligation Bonds:
         225     7.000%, 9/01/00                                                            No Opt. Call          A3        227,826
         100     7.000%, 9/01/01                                                            No Opt. Call          A3        102,875
         100     7.100%, 9/01/02                                                             9/01 at 102          A3        104,405
         310     7.100%, 9/01/03                                                             9/01 at 102          A3        325,884
         100     7.200%, 9/01/04                                                             9/01 at 102          A3        105,267
         335     7.250%, 9/01/06                                                             9/01 at 102          A3        352,886
         335     7.300%, 9/01/08                                                             9/01 at 102          A3        353,127
         155     7.300%, 9/01/10                                                             9/01 at 102          A3        163,387

       3,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998 (General        7/08 at 101           A      2,529,000
                 Obligation Bonds), 5.000%, 7/01/28

       4,190   Commonwealth of Puerto Rico, Public Improvement Bonds of 1999 (General        7/08 at 101         AAA      3,611,948
                 Obligation Bonds), 5.000%, 7/01/28

               City of Torrington, Connecticut, General Obligation Bonds:
         700     6.400%, 5/15/11                                                             5/02 at 102         AAA        734,041
         680     6.400%, 5/15/12                                                             5/02 at 102         AAA        710,308

               City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept
               Bonds, 2000 Issue:
         910     6.000%, 2/01/18                                                             2/09 at 101          AA        908,462
       1,025     6.000%, 2/01/20                                                             2/09 at 101          AA      1,011,470

               Town of Winchester, Connecticut, General Obligation Bonds:
         140     6.750%, 4/15/06                                                            No Opt. Call          A1        152,438
         140     6.750%, 4/15/07                                                            No Opt. Call          A1        153,693
         140     6.750%, 4/15/08                                                            No Opt. Call          A1        154,860
         140     6.750%, 4/15/09                                                            No Opt. Call          A1        155,600
         140     6.750%, 4/15/10                                                            No Opt. Call          A1        155,973
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 15.6%

       2,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AA-      1,994,320
                 Revenue Bonds, Nursing Home Program Issue (St. Camillus Health
                 Center Project), Series 1994, 6.250%, 11/01/18

         945   State of Connecticut Health and Educational Facilities Authority,             7/08 at 102         AAA        796,635
                 Revenue Bonds, Child Care Facilities Program, Series A, 5.000%, 7/01/28

       1,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      1,011,560
                 Revenue Bonds, Nursing Home Program Issue (Sharon Health Care Project),
                 Series 1994, 6.250%, 11/01/21

       5,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      5,052,350
                 Revenue Bonds, Nursing Home Program Issue (Saint Joseph's Manor
                 Project), Series 1994, 6.250%, 11/01/16

       3,695   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      3,766,129
                 Revenue Bonds, Nursing Home Program Issue (St. Camillus Health Center
                 Project), Series 1994, 6.250%, 11/01/18

Portfolio of Investments
Nuveen Flagship Connecticut Municipal Bond Fund (continued)
February 29, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

   $   3,000   State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA   $  3,039,600
                 Revenue Bonds, Nursing Home Program Issue (The Jewish Home for the
                 Elderly of Fairfield County Project), Series 1994, 6.250%, 11/01/20

               State of Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Nursing Home Program Issue (Highland View Manor, Inc.
               Project), Series 1994:
       1,500     7.200%, 11/01/10 (Alternative Minimum Tax)                                 11/04 at 102         AAA      1,636,215
       4,200     7.500%, 11/01/16 (Alternative Minimum Tax)                                 11/04 at 102         AAA      4,653,474

               State of Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Nursing Home Program Issue (Wadsworth Glen Health Care Center
               Project), Series 1994:
       1,100     7.200%, 11/01/10 (Alternative Minimum Tax)                                 11/04 at 102         AAA      1,199,891
       1,000     7.500%, 11/01/16 (Alternative Minimum Tax)                                 11/04 at 102         AAA      1,107,970

       4,115   State of Connecticut Health and Educational Facilities Authority,            11/06 at 102         AA-      4,135,534
                 Revenue Bonds, Nursing Home Program Issue (Abbott Terrace Health Center
                 Project), Series 1996, 5.750%, 11/01/13

       4,365   State of Connecticut Health and Educational Facilities Authority,            11/06 at 102          AA      4,316,025
                 Revenue Bonds, Nursing Home Program Issue (3030 Park Fairfield Health
                 Center Project), Series 1996, 6.250%, 11/01/21

       1,150   State of Connecticut, Special Tax Obligation Bonds, Transportation           No Opt. Call         AA-      1,221,864
                 Infrastructure Purposes, 1992 Series B, 6.125%, 9/01/12

       1,250   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin               10/10 at 101        BBB-      1,240,050
                 Islands Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

         725   Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock           3/00 at 103         AAA        748,345
                 Academy - 1990 Issue), (General Obligation Bonds), 6.900%, 3/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 13.1%

       3,010   State of Connecticut Health and Educational Facilities Authority,             7/03 at 100         AAA      3,264,104
                 Revenue Bonds, University of Hartford Issue, Series C, 8.000%, 7/01/18
                 (Pre-refunded to 7/01/03)

       1,300   State of Connecticut Health and Educational Facilities Authority,             7/00 at 101         AAA      1,500,174
                 Revenue Bonds, Lutheran General Health Care System (Parkside Lodges
                 Projects), 7.375%, 7/01/19

       1,000   State of Connecticut Health and Educational Facilities Authority,             7/00 at 102      N/R***      1,030,470
                 Revenue Bonds, The Taft School Issue, Series A, 7.375%, 7/01/20
                 (Pre-refunded to 7/01/00)

         190   State of Connecticut Health and Educational Facilities Authority,             7/00 at 102         Aaa        195,843
                 Revenue Bonds, St. Mary's Hospital Issue, Series C, 7.375%, 7/01/20
                 (Pre-refunded to 7/01/00)

       3,500   State of Connecticut Health and Educational Facilities Authority,             7/02 at 102         AAA      3,683,365
                 Revenue Bonds, Middlesex Hospital Issue, Series G, 6.250%, 7/01/12
                 (Pre-refunded to 7/01/02)

       1,100   State of Connecticut Health and Educational Facilities Authority,             7/02 at 102      N/R***      1,148,609
                 Revenue Bonds, The William W. Backus Hospital Issue, Series C, 6.000%,
                 7/01/12 (Pre-refunded to 7/01/02)

       2,000   State of Connecticut Health and Educational Facilities Authority,             7/04 at 102         AAA      2,126,580
                 Revenue Bonds, Trinity College Issue, Series D, 6.125%, 7/01/24
                 (Pre-refunded to 7/01/04)

       2,910   State of Connecticut Health and Educational Facilities Authority,             7/03 at 102     BBB-***      3,054,482
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23
                 (Pre-refunded to 7/01/03)

         180   State of Connecticut Health and Educational Facilities Authority,             1/01 at 102         AAA        187,690
                 Revenue Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20
                 (Pre-refunded to 1/01/01)

       7,000   Connecticut Development Authority, Health Care Project Refunding              9/02 at 102       A2***      7,430,640
                 Bonds (Duncaster, Inc. Project - 1992 Series), 6.750%, 9/01/15
                 (Pre-refunded to 9/01/02)

       1,605   City of New Haven, Connecticut, General Obligation Bonds, Issue of            8/01 at 102         AAA      1,701,669
                 1991, 7.400%, 8/15/11 (Pre-refunded to 8/15/01)

               City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992:
         400     9.250%, 3/01/02                                                            No Opt. Call         AAA        417,560
       1,000     7.400%, 3/01/12 (Pre-refunded to 3/01/02)                                   3/02 at 102         AAA      1,069,820

       1,130   Town of Stratford, Connecticut, General Obligation Bonds, 7.300%,             3/01 at 102      N/R***      1,184,918
                 3/01/12 (Pre-refunded to 3/01/01)

               City of Waterbury, Connecticut, General Obligation Bonds:
         535     7.250%, 3/01/02 (Pre-refunded to 3/01/01)                                   3/01 at 102      N/R***        560,739
         785     7.300%, 3/01/05 (Pre-refunded to 3/01/01)                                   3/01 at 102      N/R***        823,151
         780     7.400%, 3/01/06 (Pre-refunded to 3/01/01)                                   3/01 at 102      N/R***        818,649

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.5%

    $  8,000   Bristol Resource Recovery Facility Operating Committee, Solid Waste           7/05 at 102          A2   $  8,038,400
                 Revenue Refunding Bonds (Ogden Martin Systems of Bristol, Inc.
                 Project - 1995 Series), 6.500%, 7/01/14

               Connecticut Resources Recovery Authority, 1991 Series One Subordinated
               (Wallingsford Resource Recovery Project):
         400     6.750%, 11/15/03 (Alternative Minimum Tax)                                 11/01 at 102          AA        417,212
         500     6.800%, 11/15/04 (Alternative Minimum Tax)                                 11/01 at 102          AA        520,995

       5,250   Connecticut Resources Recovery Authority, Corporate Credit Bonds/Tax         11/02 at 102         BB-      4,696,230
                 Exempt Interest (American REF-FUEL Company of Southeastern Connecticut
                 Project), 1992 Series A, 6.450%, 11/15/22 (Alternative Minimum Tax)

               Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds
               (Wheelbrator Lisbon Project), Series 1993A:
         240     5.250%, 1/01/06 (Alternative Minimum Tax)                                   1/03 at 102         BBB        221,098
       9,665     5.500%, 1/01/20 (Alternative Minimum Tax)                                   1/03 at 102         BBB      7,846,820
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 2.4%

         770   Connecticut Development Authority, Water Facilities Refunding                 6/00 at 102          A+        788,952
                 Revenue Bonds (Bridgeport Hydraulic Company Project - 1990 Series),
                 7.250%, 6/01/20

       2,000   Connecticut Development Authority, Water Facilities Revenue                  12/03 at 102         AAA      2,090,520
                 Refunding Bonds (The Connecticut Water Company Project - 1993 Series),
                 6.650%, 12/15/20

       1,750   Connecticut Development Authority, Water Facilities Revenue Bonds             4/07 at 102          A+      1,683,340
                 (Bridgeport Hydraulic Company Project - 1995 Series), 6.150%, 4/01/35
                 (Alternative Minimum Tax)

       1,000   State of Connecticut Clean Water Fund, Revenue Bonds, 1991 Series,            1/01 at 102         AAA      1,042,500
                 7.000%, 1/01/11
-----------------------------------------------------------------------------------------------------------------------------------
   $ 232,155   Total Investments - (cost $224,894,800) - 97.1%                                                          223,087,700
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.9%                                                                       6,777,068
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $229,864,768
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Massachusetts Municipal Bond Fund
February 29, 2000

   Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 10.9%

    $  1,000   Massachusetts Development Finance Agency, Revenue Bonds, YMCA of Greater     11/08 at 102        BBB+     $  822,470
                 Boston Issue, Series 1998, 5.450%, 11/01/28

       2,000   Massachusetts Development Finance Agency, Revenue Bonds, Curry College        3/09 at 101           A      1,748,600
                 Issue, 1999 Series A, 5.500%, 3/01/29

       2,000   Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts        1/10 at 101         BBB      1,976,680
                 College of Pharmacy and Allied Health Sciences Issue, 1999 Series B,
                 6.625%, 7/01/20

       1,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      1,015,950
                 Suffolk University Issue, Series B, 6.350%, 7/01/22

          30   Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102         AAA         31,181
                 Bonds, Boston College Issue, Series J, 6.625%, 7/01/21

       2,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/08 at 101         AAA      1,610,620
                 Brandeis University Issue, Series I, 4.750%, 10/01/28

         500   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead             7/03 at 102         Aa1        432,185
                 Institute for Biomedical Research - 1993 Issue), 5.125%, 7/01/26

       2,290   Massachusetts Industrial Finance Agency, Revenue and Refunding Bonds          7/05 at 102         AAA      2,326,686
                 (Lesley College Project), 1995 Series A, 6.300%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 11.2%

         495   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/00 at 100           A        496,485
                 Brockton Hospital Issue, Series B, 8.000%, 7/01/07

         500   Massachusetts Health and Educational Facilities Authority, Revenue Bonds      7/00 at 102         N/R        513,285
                 (Cardinal Cushing General Hospital), Series 1989, 8.875%, 7/01/18

         750   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA        775,245
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25

       1,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/03 at 102         AAA        974,860
                 Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15

               Massachusetts Health and Educational Facilities Authority, Revenue
               Refunding Bonds, Youville Hospital Issue (FHA-Insured Project), Series B:
       2,500     6.000%, 2/15/25                                                             2/04 at 102         Aa2      2,377,575
       2,000     6.000%, 2/15/34                                                             2/04 at 102         Aa2      1,877,600

       2,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 102         AAA      1,662,960
                 Caregroup Issue, Series A, 5.000%, 7/01/25

       1,500   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 101         AAA      1,137,255
                 Harvard Pilgrim Health Care Issue, Series A, 4.750%, 7/01/22

         385   Massachusetts Industrial Finance Agency, Revenue Bonds (Sturdy Memorial       6/00 at 101           A        393,793
                 Hospital), Series 1989, 7.900%, 6/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 13.1%

         940   Boston-Mount Pleasant Housing Development Corporation, Multifamily            8/02 at 102         AAA        970,277
                 Housing Refunding Revenue Bonds, Series 1992 A, 6.750%, 8/01/23

       3,000   Massachusetts Development Finance Agency, Assisted Living Revenue Bonds      12/09 at 102         N/R      2,984,400
                 (Prospect House Apartments), Series 1999, 7.000%, 12/01/31
                 (Alternative Minimum Tax)

       3,700   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,          4/03 at 102          A+      3,722,829
                 6.375%, 4/01/21

       1,000   Massachusetts Housing Finance Agency, Residential Development Bonds,         11/02 at 102         AAA      1,029,820
                 6.250%, 11/15/14

       1,000   Massachusetts Housing Finance Agency, Residential Development                 5/02 at 102         AAA      1,050,160
                 Bonds, 1992 Series D, 6.875%, 11/15/21

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

    $  1,000   Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),          1/08 at 102         AAA     $  945,190
                 Hudner Associates Projects, 5.650%, 1/01/23

       1,250   Somerville Housing Authority (Massachusetts), Mortgage Revenue                5/00 at 102         AAA      1,278,325
                 Bonds (GNMA Collateralized - Clarendon Hill Towers Project), Series
                 1990, 7.950%, 11/20/30
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 0.3%

         295   Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds,    6/01 at 102         Aa3        297,829
                 Series 18, 7.350%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 12.9%

       1,790   Massachusetts Development Finance Agency, Revenue Bonds, The May              9/09 at 102          AA      1,664,736
                 Institute Issue, Series 1999, 5.750%, 9/01/24

       2,900   Massachusetts Development Finance Agency, Revenue Bonds, Northern             8/09 at 101           A      2,825,702
                 Berkshire Community Services, Inc. Issue, 1999 Series A, 6.250%,
                 8/15/29

         885   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/03 at 102         AAA        877,557
                 Cable Housing and Health Services Issue, Series A, 5.625%, 7/01/13

       3,285   Massachusetts Health and Educational Facilities Authority, Revenue            2/07 at 102         Aa2      3,175,938
                 Refunding Bonds, Youville Hospital Issue (FHA-Insured Project), Series
                 A, 6.250%, 2/15/41

         400   Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue     8/08 at 105         AAA        377,884
                 Bonds (TNG Draper Place Project) (GNMA Collateralized), Series 1998,
                 5.400%, 8/20/12 (Alternative Minimum Tax)

       2,040   Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue     6/09 at 102         AAA      1,784,470
                 Bonds (The Arbors at Taunton Project) (GNMA Collateralized), Series
                 1999, 5.500%, 6/20/40 (Alternative Minimum Tax)

       1,055   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights Crossing    2/06 at 102         AAA      1,050,822
                 Limited Partnership Issue (FHA-Insured Project), Series 1995, 6.000%,
                 2/01/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 11.5%

         490   Town of Barnstable, Massachusetts, General Obligation Bonds, 5.750%,          9/04 at 102          AA        495,704
                 9/15/14

               Town of Deerfield, Massachusetts, General Obligation School Bonds of 1992,
               School Project Loan Act of 1948, Bank-Qualified Unlimited Tax:
         420     6.200%, 6/15/09                                                             6/02 at 102          A1        439,874
         415     6.250%, 6/15/10                                                             6/02 at 102          A1        434,642

         260   City of Holyoke, Massachusetts, General Obligation Bonds, 1991 Series A,     No Opt. Call        BBB+        266,713
                 8.000%, 6/01/01

         500   City of Holyoke, Massachusetts, General Obligation School Project             8/01 at 102        Baa1        530,825
                 Loan Act of 1948, 7.650%, 8/01/09

         750   City of Holyoke, Massachusetts, General Obligation Refunding Bonds,          11/02 at 102        BBB+        792,368
                 7.000%, 11/01/08

         545   City of Lowell, Massachusetts, General Obligation Qualified Bonds,            2/01 at 103         Aa3        579,651
                 8.300%, 2/15/05

       2,500   Massachusetts Bay Transportation Authority, General Transportation           No Opt. Call         Aa2      2,829,975
                 System Bonds, 1991 Series A, 7.000%, 3/01/21

         425   South Essex Sewerage District, Massachusetts, General Obligation Bonds,      No Opt. Call        Baa1        439,718
                 9.000%, 12/01/00

               City of Taunton, Massachusetts, General Obligation (Electric Loan,
               Act of 1969) Bonds:
       1,465     8.000%, 2/01/02                                                            No Opt. Call          A3      1,545,751
       1,005     8.000%, 2/01/03                                                            No Opt. Call          A3      1,082,717

       1,000   City of Worcester, Massachusetts, General Obligation Bonds, 6.000%,           8/02 at 102        BBB+      1,028,610
                 8/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 1.0%

         865   Massachusetts Industrial Finance Agency, Library Revenue Bonds                1/05 at 102         AAA        947,763
                 (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 3.1%

               Massachusetts Turnpike Authority, Metropolitan Highway System Revenue
               Bonds, 1997 Series C (Senior):
      10,000     0.000%, 1/01/29                                                            No Opt. Call         AAA      1,676,300
       1,425     5.000%, 1/01/37                                                             1/07 at 102         AAA      1,179,045

Portfolio of Investments

February 29, 2000

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 26.1%

               City of Attleboro, Massachusetts, General Obligation Bonds:
     $   450     6.250%, 1/15/10 (Pre-refunded to 1/15/03)                                   1/03 at 102       A3***     $  475,601
         450     6.250%, 1/15/11 (Pre-refunded to 1/15/03)                                   1/03 at 102       A3***        475,601

       1,000   City of Boston, Massachusetts, General Obligation Bonds, 1991                 7/01 at 102         AAA      1,048,690
                 Series A, 6.750%, 7/01/11 (Pre-refunded to 7/01/01)

         500   Boston Water and Sewer Commission (Massachusetts), General                   11/01 at 102         AAA        529,285
                 Revenue Bonds 1991 (Senior Series), Series A, 7.000%, 11/01/18
                 (Pre-refunded to 11/01/01)

         355   City of Haverhill, Massachusetts, General Obligation Bonds,                  10/01 at 102      BBB***        377,976
                 Municipal Purpose Loan of 1991 Bonds, 7.500%, 10/15/11 (Pre-refunded to 10/15/01)

         250   City of Holyoke, Massachusetts, General Obligation Bonds, 8.150%,             6/02 at 103         AAA        275,233
                 6/15/06 (Pre-refunded to 6/15/02)

         445   City of Lowell, Massachusetts, General Obligation Qualified                   1/01 at 102         Aaa        469,493
                 Bonds, 8.400%, 1/15/09 (Pre-refunded to 1/15/01)

       1,000   City of Lynn, Massachusetts, General Obligation Bonds, 7.850%,                1/02 at 104         Aaa      1,092,770
                 1/15/11 (Pre-refunded to 1/15/02)

       1,000   Massachusetts Bay Transportation Authority, General                           3/01 at 102         Aaa      1,046,730
                 Transportation System Bonds, 1991 Series A, 7.000%, 3/01/11
                 (Pre-refunded to 3/01/01)

         250   The Massachusetts Bay Transportation Authority, Certificates of              12/06 at 100        A***        288,183
                 Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded to 12/22/06)

         500   Massachusetts Health and Educational Facilities Authority, Revenue            9/02 at 102         AAA        530,645
                 Refunding Bonds, Worcester Polytechnic Institute Issue, Series E,
                 6.625%, 9/01/17 (Pre-refunded to 9/01/02)

       1,240   Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA      1,280,474
                 Bonds, Emerson Hospital Issue, Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/00)

       2,000   Massachusetts Health and Educational Facilities Authority, Revenue           No Opt. Call         AAA      1,865,020
                 Bonds, Malden Hospital Issue (FHA-Insured Project), Series A, 5.000%,
                 8/01/16

       1,180   Massachusetts Health and Educational Facilities Authority, Revenue        7/00 at 101 1/2      N/R***      1,212,946
                 Bonds, Suffolk University Issue, Series A, 8.125%, 7/01/20
                 (Pre-refunded to 7/01/00)

         700   Massachusetts Health and Educational Facilities Authority, Revenue            7/06 at 100      AA+***        737,366
                 Bonds (Daughters of Charity National Health System - The Carney
                 Hospital), Series D, 6.100%, 7/01/14 (Pre-refunded to 7/01/06)

       2,750   Massachusetts Health and Educational Facilities Authority, Revenue            4/02 at 102         AAA      2,917,173
                 Bonds, New England Deaconess Hospital Issue, Series D, 6.875%,
                 4/01/22 (Pre-refunded to 4/01/02)

       1,000   Massachusetts Health and Educational Facilities Authority, Revenue           11/02 at 102         Aaa      1,061,490
                 Bonds, MetroWest Health, Inc. Issue, Series C, 6.500%, 11/15/18
                 (Pre-refunded to 11/15/02)

         970   Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102         AAA      1,015,018
                 Bonds, Boston College Issue, Series J, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

         635   Massachusetts Port Authority, Revenue Bonds, Series 1982,                     7/00 at 100         AAA        972,331
                 13.000%, 7/01/13

         250   Massachusetts Industrial Finance Agency, Revenue Bonds, College of            1/02 at 102      AA-***        262,170
                 the Holy Cross, 1992 Issue, 6.450%, 1/01/12 (Pre-refunded to 1/01/02)

       1,145   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack             7/02 at 102         AAA      1,226,799
                 College Issue, Series 1992, 7.125%, 7/01/12 (Pre-refunded to 7/01/02)

       1,130   City of Peabody, Massachusetts, General Obligation Electric Bonds,            8/01 at 102         AAA      1,189,879
                 6.950%, 8/01/09 (Pre-refunded to 8/01/01)

       2,250   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,          7/01 at 102         AAA      2,372,512
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

       1,000   City of Springfield, Massachusetts, General Obligation School                 9/02 at 102     Baa3***      1,072,280
                 Project Loan Act of 1948 Bonds, Series B, 7.100%, 9/01/11
                 (Pre-refunded to 9/01/02)
-----------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                                Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.0%

    $  2,700   Massachusetts Development Finance Agency, Resource Recovery Revenue          12/08 at 102         BBB    $ 2,264,652
                 Bonds (Ogden Haverhill Project), Series 1998B, 5.500%, 12/01/19
                 (Alternative Minimum Tax)

       1,245   Massachusetts Industrial Finance Agency, Resource Recovery Revenue            7/01 at 103         N/R      1,326,298
                 Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

       5,420   Massachusetts Industrial Finance Agency, Resource Recovery Revenue           12/08 at 102         BBB      4,618,920
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A, 5.600%,
                 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
   $ 100,370   Total Investments - (cost $92,117,711) - 99.1%                                                            90,484,560
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.9%                                                                         844,702
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $91,329,262
               ====================================================================================================================

  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

 ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Massachusetts Insured Municipal Bond Fund
February 29, 2000

      Principal                                                                            Optional Call                      Market
   Amount (000)   Description                                                                Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                  Education and Civic Organizations - 18.7%

         $1,600   Massachusetts Health and Educational Facilities Authority, Revenue        10/02 at 102         AAA      $1,658,368
                    Bonds, Northeastern University Issue, Series E, 6.550%, 10/01/22

          1,000   Massachusetts Health and Educational Facilities Authority, Revenue        10/02 at 100         AAA       1,000,050
                    Bonds, Boston University Issue, Series M, 6.000%, 10/01/22

             30   Massachusetts Health and Educational Facilities Authority, Revenue         7/01 at 102         AAA          31,181
                    Bonds, Boston College Issue, Series J, 6.625%, 7/01/21

          3,000   Massachusetts Health and Educational Facilities Authority, Revenue        10/08 at 101         AAA       2,415,930
                    Bonds, Brandeis University Issue, Series I, 4.750%, 10/01/28

          1,030   Massachusetts Health and Educational Facilities Authority, Revenue         7/02 at 102         AAA       1,043,565
                    Bonds, Bentley College Issue, Series I, 6.125%, 7/01/17

          2,000   Massachusetts Health and Educational Facilities Authority, Revenue        10/09 at 101         AAA       1,684,640
                    Bonds, Northeastern University Issue, Series I, 5.000%, 10/01/29

          1,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the     3/06 at 102         AAA         941,650
                    Holy Cross - 1996 Issue), 5.500%, 3/01/20

            420   Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College    10/05 at 102         AAA         432,298
                    Issue, Series 1995A, 5.800%, 10/01/10

          1,000   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,          7/01 at 102         AAA       1,037,590
                    Mount Holyoke College Issue, Series 1992A, 6.300%, 7/01/13

          2,470   Massachusetts Industrial Finance Agency, Revenue Bonds, Western New        7/08 at 102         AAA       2,062,154
                    England College Issue, Series 1998, 5.000%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
                  Health Care - 14.2%

            500   Massachusetts Health and Educational Facilities Authority, Revenue         7/00 at 102         AAA         515,160
                    Bonds, University Hospital Issue, Series C, 7.250%, 7/01/19

            145   Massachusetts Health and Educational Facilities Authority, Revenue         7/00 at 101         AAA         148,247
                    Bonds, Capital Asset Program, Series G2, 7.200%, 7/01/09

          1,500   Massachusetts Health and Educational Facilities Authority, Revenue         7/02 at 102         AAA       1,550,490
                    Bonds, New England Medical Center Hospitals Issue, Series F,
                    6.625%, 7/01/25

          1,700   Massachusetts Health and Educational Facilities Authority, Revenue         7/03 at 102         AAA       1,657,262
                    Bonds, Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15

          1,000   Massachusetts Health and Educational Facilities Authority, Revenue         7/06 at 102         AAA         977,270
                    Bonds, Baystate Medical Center Issue, Series E, 6.000%, 7/01/26

          2,000   Massachusetts Health and Educational Facilities Authority, Revenue         7/08 at 102         AAA       1,662,960
                    Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

            505   Massachusetts Health and Educational Facilities Authority, Revenue         7/02 at 102         AAA         515,721
                    Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22

          2,290   Puerto Rico Industrial, Tourist, Educational, Medical and                  1/05 at 102         AAA       2,363,555
                    Environmental Control Facilities Financing Authority,
                    Hospital Revenue Bonds (Hospital Auxilio Mutuo
                    Obligated Group Project), 1995 Series A, 6.250%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily - 12.7%

          2,000   Massachusetts Development Finance Agency, Assisted Living Facility         9/10 at 105         AAA       2,209,280
                    Revenue Bonds
                    (The Monastery at West Springfield Project) (GNMA Collateralized),
                    Series 1999A, 7.625%, 3/20/41 (Alternative Minimum Tax)

          1,500   Massachusetts Housing Finance Agency, Housing Development Bonds, 1998      6/08 at 101         AAA       1,374,225
                    Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)

            205   Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989          6/00 at 103         AAA         211,728
                    Series A, 7.600%, 12/01/16

        22

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

    $  1,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         7/07 at 101         AAA     $  884,460
                 Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)

       2,930   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         1/05 at 102         AAA      3,101,786
                 Bonds (FHA-Insured Mortgage Loans), 1995 Series A, 7.350%, 1/01/35
                 (Alternative Minimum Tax)

         640   Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),          1/08 at 102         AAA        604,922
                 Hudner Associates Projects, 5.650%, 1/01/23

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 0.5%

         295   Massachusetts Housing Finance Agency, Single Family Housing Revenue           6/01 at 102         Aa3        297,829
                 Bonds, Series 18, 7.350%, 12/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.9%

       3,185   Massachusetts Industrial Finance Agency, Assisted Living Facility            12/07 at 102         AAA      3,025,368
                 Revenue Bonds (The Arbors at Amherst Project, Series 1997)
                 (GNMA Collateralized), 5.950%, 6/20/39 (Alternative Minimum Tax)

       1,000   Massachusetts Industrial Finance Agency, Assisted Living Facility             6/09 at 102         AAA        874,740
                 Revenue Bonds (The Arbors at Taunton Project, Series 1999)
                 (GNMA Collateralized), 5.500%, 6/20/40 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 19.0%

         250   Town of Groveland, Massachusetts, General Obligation Bonds,                   6/01 at 102         AAA        261,710
                 6.900%, 6/15/07

       1,000   City of Haverhill, Massachusetts, General Obligation, Hospital                9/01 at 102         AAA      1,045,350
                 Refunding Bonds, Series A, 9/01/10

       2,625   City of Lowell, Massachusetts, General Obligation State Qualified            11/03 at 102         AAA      2,641,853
                 Bonds, 5.600%, 11/01/12

       1,025   City of Lynn, Massachusetts, General Obligation Bonds, 6.750%, 1/15/02       No Opt. Call         AAA      1,061,808

       1,000   Town of Mansfield, Massachusetts, General Obligation Bonds,                   1/02 at 102         AAA      1,054,450
                 6.700%, 1/15/11

          80   Massachusetts Bay Transportation Authority, General Transportation            3/00 at 102         AAA         81,805
                 System Bonds, 7.250%, 3/01/03

         250   Town of Methuen, Massachusetts, General Obligation Bonds, 7.400%, 5/15/04     5/00 at 102         AAA        256,688

       1,500   Town of Monson, Massachusetts, General Obligation, Bank-Qualified            No Opt. Call         AAA      1,537,515
                 Unlimited Tax, School Refunding Bonds, 5.500%, 10/15/10

         300   Town of North Andover, Massachusetts, General Obligation Bonds,               9/00 at 103         AAA        313,851
                 7.400%, 9/15/10

         190   Town of Northfield, Massachusetts, General Obligation Bonds,                 10/01 at 102         AAA        198,503
                 Municipal Purpose Loan of 1992, Bank-Qualified, 6.350%, 10/15/09

         440   Quaboag Regional School District, General Obligation Bonds,                   6/02 at 102         AAA        461,314
                 6.250%, 6/15/08

               City of Salem, Massachusetts, General Obligation Bonds:
         500     6.800%, 8/15/09                                                             8/01 at 102         AAA        524,500
         900     6.000%, 7/15/10                                                             7/02 at 102         AAA        931,329

         220   Taunton, Massachusetts, General Obligation Bonds, 6.800%, 9/01/09             9/01 at 103         AAA        233,002

         455   Town of Wareham, Massachusetts, General Obligation School Bonds,              1/01 at 103         AAA        478,965
                 7.050%, 1/15/07

         215   Town of Whately, Massachusetts, General Obligation Bonds, 6.350%,             1/02 at 102         AAA        225,034
                 1/15/09

       1,210   Town of Winchendon, Massachusetts, Unlimited Tax, General Obligation          3/03 at 102         AAA      1,250,644
                 Bonds, 6.050%, 3/15/10
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 2.3%

       1,405   Massachusetts Industrial Finance Agency, Library Revenue Bonds                1/05 at 102         AAA      1,539,430
                 (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.4%

       9,500   Massachusetts Turnpike Authority, Metropolitan Highway System                No Opt. Call         AAA      1,592,485
                 Revenue Bonds, 1997 Series C (Senior), 0.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 21.1%

       1,000   City of Boston, Massachusetts, General Obligation Bonds, 1991                 7/01 at 102         AAA      1,048,690
                  Series A 6.750%, 7/01/11 (Pre-refunded to 7/01/01)

         500   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital            8/00 at 102         Aaa        516,775
                 (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

               Portfolio of Investments

               February 29, 2000

   Principal                                                                                  Optional Call                  Market
Amount (000)   Description                                                                      Provisions*   Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

      $  500   City of Fall River, Massachusetts, General Obligation Bonds, 7.200%, 6/01/10     6/01 at 102         AAA  $  526,660
                 (Pre-refunded to 6/01/01)

         250   City of Holyoke, Massachusetts, General Obligation Bonds, 8.150%, 6/15/06        6/02 at 103         AAA     275,233
                 (Pre-refunded to 6/15/02)

         250   Lynn, Water and Sewer Commission, General Revenue Bonds, 1990 Series A,         12/00 at 102         AAA     260,613
                 7.250%, 12/01/10 (Pre-refunded to 12/01/00)

         250   Massachusetts Bay Transportation Authority, Certificates of Participation,       8/00 at 102         AAA     258,645
                 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

               The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated
                 Loan of 1992, Series A:
          25     6.500%, 6/01/08 (Pre-refunded to 6/01/02)                                      6/02 at 101         AAA      26,191
         860     6.000%, 6/01/13 (Pre-refunded to 6/01/02)                                      6/02 at 100         AAA     884,106

         340   Massachusetts State, General Obligation Bonds, Consolidated Loan,                6/02 at 100         AAA     349,530
                 Series 1992-A, 6.000%, 6/01/13 (Pre-refunded to 6/01/02)

         500   Massachusetts Health and Educational Facilities Authority, Revenue              10/01 at 102         AAA     527,345
                 Bonds, Berklee College of Music Issue, Series C, 6.875%, 10/01/21
                 (Pre-refunded to 10/01/01)

       1,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/01 at 102         AAA   1,048,420
                 Brigham and Women's Hospital Issue, Series D, 6.750%, 7/01/24
                 (Pre-refunded to 7/01/01)

         250   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/00 at 102         AAA     257,780
                 South Shore Hospital Issue, Series C, 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

         500   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/00 at 102         AAA     515,925
                 Stonehill College Issue, 7.700%, 7/01/20 (Pre-refunded to 7/01/00)

         970   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/01 at 102         AAA   1,015,018
                 Boston College Issue, Series J, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

         970   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,        7/02 at 102         AAA   1,018,161
                 Bentley College Issue, Series I, 6.125%, 7/01/17 (Pre-refunded to 7/01/02)

         495   Massachusetts Health and Educational Facilities Authority, Revenue               7/02 at 102         AAA     523,190
                 Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22
                 (Pre-refunded to 7/01/02)

       1,000   Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13       7/00 at 100         AAA   1,531,230

         500   Town of Monson, Massachusetts, General Obligation School Project Loan           10/00 at 102         AAA     520,905
                 Act of 1948 Bonds, 7.700%, 10/15/10 (Pre-refunded to 10/15/00)

         270   North Middlesex Regional School District, School Bonds of 1990, 7.200%,          6/00 at 103         AAA     280,473
                 6/15/08 (Pre-refunded to 6/15/00)

         250   Town of Palmer, Massachusetts, General Obligation School Project Loan Act       10/00 at 102         AAA     260,128
                 of 1948, 1990 Series B, 7.700%, 10/01/10 (Pre-refunded to 10/01/00)

               Southern Berkshire Regional School District, General Obligation Bonds:
         515     7.500%, 4/15/07 (Pre-refunded to 4/15/02)                                      4/02 at 102         AAA     553,414
       1,145     7.000%, 4/15/11 (Pre-refunded to 4/15/02)                                      4/02 at 102         AAA   1,217,673

         250   City of Westfield, Massachusetts, General Obligation Bonds, 7.100%,             12/00 at 102         AAA     260,715
                 12/15/08 (Pre-refunded to 12/15/00)

         160   City of Worcester, Massachusetts, General Obligation Bonds, 6.900%, 5/15/07      5/02 at 102         AAA     170,284
                 (Pre-refunded to 5/15/02)
----------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                                  Optional Call                  Market
Amount (000)   Description                                                                      Provisions*  Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 1.9%

     $ 1,300   Massachusetts Municipal Wholesale Electric Company, Power Supply System          7/03 at 102        AAA  $ 1,259,620
                 Revenue Bonds, 1993 Series A, 5.000%, 7/01/10
-----------------------------------------------------------------------------------------------------------------------------------
     $73,060               Total Investments - (cost $ 65,413,189) - 98.7%                                               65,079,389
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                        848,384
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $65,927,773
               ====================================================================================================================

          All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

       * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

      **  Ratings (not covered by the report of independent public accountants):
          Using the higher of Standard & Poor's or Moody's rating.


                                 See accompanying notes to financial statements.

                            Statement of Net Assets
                            February 29, 2000









                                                                                                       Massachusetts
                                                                          Connecticut   Massachusetts        Insured
--------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                      $223,087,700    $90,484,560    $65,079,389
Cash                                                                         3,693,424             --             --
Receivables:
 Interest                                                                    3,651,858      1,290,429        977,794
 Investments sold                                                              200,000      1,398,818        632,475
 Shares sold                                                                   186,915         17,578          5,000
Other assets                                                                     2,611            277            288
--------------------------------------------------------------------------------------------------------------------
  Total assets                                                             230,822,508     93,191,662     66,694,946
--------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                      --      1,360,830        474,374
Payable for shares redeemed                                                    277,221        106,781         35,759
Accrued expenses:
 Management fees                                                                98,739         40,005         28,689
 12b-1 distribution and service fees                                            52,375          8,037          3,895
 Other                                                                          90,117         52,270         25,022
Dividends payable                                                              439,288        294,477        199,434
--------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                            957,740      1,862,400        767,173
--------------------------------------------------------------------------------------------------------------------
Net assets                                                                $229,864,768    $91,329,262    $65,927,773
====================================================================================================================
Class A Shares
Net assets                                                                $196,415,795    $16,814,363    $11,984,338
Shares outstanding                                                          19,715,283      1,816,686      1,226,407
Net asset value and redemption price per share                            $       9.96    $      9.26    $      9.77
Offering price per share (net asset value per share
 plus maximum sales charge of 4.20% of offering price)                    $      10.40    $      9.67    $     10.20
====================================================================================================================
Class B Shares
Net assets                                                                $ 15,931,299    $ 3,730,132    $ 1,550,101
Shares outstanding                                                           1,602,483        402,089        158,545
Net asset value, offering and redemption price per share                  $       9.94    $      9.28    $      9.78
====================================================================================================================
Class C Shares
Net assets                                                                $ 16,180,887    $ 4,730,056    $ 1,354,820
Shares outstanding                                                           1,626,861        513,959        138,970
Net asset value, offering and redemption price per share                  $       9.95    $      9.20    $      9.75
====================================================================================================================
Class R Shares
Net assets                                                                $  1,336,787    $66,054,711    $51,038,514
Shares outstanding                                                             133,874      7,152,132      5,217,938
Net asset value, offering and redemption price per share                  $       9.99    $      9.24    $      9.78
====================================================================================================================




26                               See accompanying notes to financial statements.

Statement of Operations
Year Ended February 29, 2000

                                                                                                       Massachusetts
                                                                         Connecticut   Massachusetts         Insured
---------------------------------------------------------------------------------------------------------------------
Investment Income                                                       $ 14,455,669     $ 5,897,695     $ 4,141,193
---------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            1,316,529         529,891         380,128
12b-1 service fees - Class A                                                 418,906          32,599          23,576
12b-1 distribution and service fees - Class B                                134,392          34,852          14,883
12b-1 distribution and service fees - Class C                                129,728          37,422          11,790
Shareholders' servicing agent fees and expenses                              173,551         100,400          76,369
Custodian's fees and expenses                                                 71,666          64,539          64,246
Trustees' fees and expenses                                                    4,858           2,010           1,469
Professional fees                                                              3,037          10,052           9,166
Shareholders' reports - printing and mailing expenses                         60,410          40,208          19,170
Federal and state registration fees                                            9,570           1,925           7,284
Portfolio insurance expense                                                       --              --           3,177
Other expenses                                                                 8,204           4,883           3,554
---------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       2,330,851         858,781         614,812
  Custodian fee credit                                                       (20,226)        (16,349)         (9,940)
  Expense reimbursement                                                           --         (20,381)             --
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                               2,310,625         822,051         604,872
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                     12,145,044       5,075,644       3,536,321
---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                        (98,153)       (155,666)         51,955
Change in net unrealized appreciation or depreciation of investments     (21,884,560)     (8,116,602)     (5,572,241)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (21,982,713)     (8,272,268)     (5,520,286)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   $ (9,837,669)    $(3,196,624)    $(1,983,965)
=====================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of Changes in Net Assets

                                                       Connecticut                   Massachusetts          Massachusetts Insured
                                               ---------------------------   --------------------------  ---------------------------
                                                 Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                    2/29/00        2/28/99        2/29/00       2/28/99       2/29/00       2/28/99
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                          $ 12,145,044   $ 11,675,814   $  5,075,644   $ 4,630,906   $ 3,536,321   $ 3,434,164
Net realized gain (loss) from investment
  transactions                                      (98,153)        37,313       (155,666)        9,069        51,955        10,474
Change in net unrealized appreciation
  or depreciation of investments                (21,884,560)     1,140,555     (8,116,602)       24,879    (5,572,241)      126,217
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                     (9,837,669)    12,853,682     (3,196,624)    4,664,854    (1,983,965)    3,570,855
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                       (10,657,962)   (10,761,378)      (834,612)     (600,238)     (585,940)     (477,517)
  Class B                                          (614,284)      (300,238)      (159,314)      (85,561)      (65,676)      (44,120)
  Class C                                          (782,580)      (574,135)      (228,951)     (114,651)      (69,087)      (59,779)
  Class R                                           (59,079)       (35,162)    (3,792,977)   (3,854,276)   (2,780,997)   (2,835,474)
From accumulated net realized gains from
  investment transactions:
  Class A                                                --             --             --            --       (12,128)         (891)
  Class B                                                --             --             --            --        (1,527)         (121)
  Class C                                                --             --             --            --        (1,532)         (131)
  Class R                                                --             --             --            --       (52,493)       (4,898)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                               (12,113,905)   (11,670,913)    (5,015,854)   (4,654,726)   (3,569,380)   (3,422,931)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                 31,868,633     37,401,420     12,772,381    19,090,381     5,630,264     8,126,094
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                                5,335,507      5,622,058      3,409,712     3,182,349     2,440,826     2,357,024
------------------------------------------------------------------------------------------------------------------------------------
                                                 37,204,140     43,023,478     16,182,093    22,272,730     8,071,090    10,483,118
Cost of shares redeemed                         (34,509,563)   (27,408,991)   (14,446,618)   (9,388,148)   (8,404,016)   (6,161,130)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                         2,694,577     15,614,487      1,735,475    12,884,582      (332,926)    4,321,988
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets           (19,256,997)    16,797,256     (6,477,003)   12,894,710    (5,886,271)    4,469,912
Net assets at the beginning of year             249,121,765    232,324,509     97,806,265    84,911,555    71,814,044    67,344,132
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                  $229,864,768   $249,121,765   $ 91,329,262   $97,806,265   $65,927,773   $71,814,044
====================================================================================================================================
Balance of undistributed net investment
  income at the end of year                    $     46,195   $     15,056   $    117,293   $    57,503   $    66,974   $    32,353
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut Municipal Bond Fund ("Connecticut"), the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2000, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original

Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2000.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                 Connecticut                                            Massachusetts
                         ------------------------------------------------------   --------------------------------------------------
                                  Year Ended                  Year Ended                  Year Ended                Year Ended
                                   2/29/00                     2/28/99                     2/29/00                   2/28/99
                        ---------------------------   -------------------------   ------------------------   -----------------------
                            Shares         Amount       Shares         Amount       Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                1,760,501   $ 18,283,345    1,897,699   $ 20,627,217      555,350   $  5,352,717     639,103   $ 6,439,208
  Class B                  717,184      7,460,912      710,277      7,706,793      122,296      1,198,347     254,134     2,567,554
  Class C                  539,467      5,653,475      792,638      8,606,155      324,709      3,157,803     227,608     2,284,530
  Class R                   45,537        470,901       42,278        461,255      317,025      3,063,514     776,075     7,799,089
Shares issued to
  shareholders due to
  reinvestment of
  distributions:
  Class A                  437,447      4,555,256      474,626      5,158,453       56,499        543,920      35,262       355,925
  Class B                   29,721        307,191       13,433        145,945        6,865         66,174       3,924        39,717
  Class C                   41,923        435,212       27,834        302,045       13,836        132,246       4,780        47,973
  Class R                    3,634         37,848        1,430         15,615      277,062      2,667,372     272,093     2,738,734
------------------------------------------------------------------------------------------------------------------------------------
                         3,575,414     37,204,140    3,960,215     43,023,478    1,673,642     16,182,093   2,212,979    22,272,730
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A               (2,731,832)   (28,162,520)  (2,078,959)   (22,587,955)    (297,369)    (2,832,789)    (94,086)     (949,795)
  Class B                 (176,175)    (1,782,560)     (34,851)      (379,111)     (46,593)      (444,503)    (14,108)     (142,462)
  Class C                 (443,381)    (4,513,336)    (401,917)    (4,351,297)    (193,535)    (1,827,478)    (55,487)     (556,453)
  Class R                   (4,904)       (51,147)      (8,327)       (90,628)    (977,765)    (9,341,848)   (770,575)   (7,739,438)
------------------------------------------------------------------------------------------------------------------------------------
                        (3,356,292)   (34,509,563)  (2,524,054)   (27,408,991)  (1,515,262)   (14,446,618)   (934,256)   (9,388,148)
------------------------------------------------------------------------------------------------------------------------------------
Net increase               219,122   $  2,694,577    1,436,161   $ 15,614,487      158,380   $  1,735,475   1,278,723   $12,884,582
====================================================================================================================================

                                                                                    Massachusetts Insured
                                                                       -------------------------------------------------
                                                                             Year Ended               Year Ended
                                                                               2/29/00                  2/28/99
                                                                       -----------------------  ------------------------
                                                                         Shares        Amount     Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               254,753   $ 2,598,020    306,475   $ 3,240,290
  Class B                                                                45,211       450,067     99,734     1,058,079
  Class C                                                                35,202       357,973     41,194       436,072
  Class R                                                               219,986     2,224,204    320,868     3,391,653
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                34,368       347,267     25,691       272,136
  Class B                                                                 1,344        13,625        740         7,856
  Class C                                                                 4,699        47,584      4,745        50,126
  Class R                                                               200,374     2,032,350    191,284     2,026,906
------------------------------------------------------------------------------------------------------------------------
                                                                        795,937     8,071,090    990,731    10,483,118
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (121,499)   (1,226,864)   (94,783)   (1,003,330)
  Class B                                                               (43,851)     (439,599)    (7,593)      (79,870)
  Class C                                                               (59,605)     (598,631)    (9,956)     (105,092)
  Class R                                                              (609,886)   (6,138,922)  (469,182)   (4,972,838)
------------------------------------------------------------------------------------------------------------------------
                                                                       (834,841)   (8,404,016)  (581,514)   (6,161,130)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 (38,904)  $  (332,926)   409,217   $ 4,321,988
========================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 3, 2000, to shareholders of record on March 9, 2000, as follows:

                                                                                                         Massachusetts
                                                                  Connecticut       Massachusetts              Insured
----------------------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                              $.0440              $.0420               $.0420
  Class B                                                               .0375               .0360                .0355
  Class C                                                               .0390               .0375                .0370
  Class R                                                               .0455               .0435                .0435
----------------------------------------------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 29, 2000, were as follows:

                                                                                                         Massachusetts
                                                                  Connecticut       Massachusetts              Insured
----------------------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                                 $ 52,735,337         $18,805,653          $ 6,515,517
  Short-term municipal securities                                   9,600,000           4,500,000              500,000
Sales and maturities:
  Long-term municipal securities                                   52,705,821          14,625,377            6,809,473
  Short-term municipal securities                                   9,600,000           5,700,000              500,000
----------------------------------------------------------------------------------------------------------------------

At February 29, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                                         Massachusetts
                                                                  Connecticut       Massachusetts              Insured
----------------------------------------------------------------------------------------------------------------------
                                                                 $224,894,800         $92,378,674          $65,419,892
======================================================================================================================

At February 29, 2000, Connecticut and Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                       Connecticut       Massachusetts
----------------------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                                                   $810,300            $     --
   2004                                                                                         --             414,343
   2005                                                                                         --             156,261
   2006                                                                                         --                  --
   2007                                                                                         --                  --
   2008                                                                                     98,153                  --
----------------------------------------------------------------------------------------------------------------------
Total                                                                                     $908,453            $570,604
======================================================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2000, were as follows:

                                                                                          Massachusetts
                                                            Connecticut   Massachusetts         Insured
--------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                              $ 5,669,293     $ 1,982,051     $ 1,816,907
  depreciation                                               (7,476,393)     (3,876,165)     (2,157,410)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                  $(1,807,100)    $(1,894,114)    $  (340,503)
========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                   Management Fee
-------------------------------------------------------------------------
For the first $125 million                                    .5500 of 1%
For the next $125 million                                     .5375 of 1
For the next $250 million                                     .5250 of 1
For the next $500 million                                     .5125 of 1
For the next $1 billion                                       .5000 of 1
For net assets over $2 billion                                .4750 of 1
=========================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of Massachusetts and .975 of 1% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 29, 2000, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                               Massachusetts
                               Connecticut    Massachusetts          Insured
----------------------------------------------------------------------------
Sales charges collected           $232,865          $48,902          $35,409
Paid to authorized dealers         225,365           48,902           30,844
============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2000, the Distributor compensated authorized dealers directly with commission advances collected at the time of purchase as follows:

                                                                Massachusetts
                             Connecticut       Massachusetts          Insured
-----------------------------------------------------------------------------
Commission advances            $ 398,052            $ 88,384         $ 12,955
=============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2000, the Distributor retained such 12b-1 fees as follows:

                                                                Massachusetts
                             Connecticut       Massachusetts          Insured
-----------------------------------------------------------------------------
12b-1 fees retained            $ 174,708            $ 53,107         $ 16,401
=============================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2000, as follows:

                                                                Massachusetts
                             Connecticut       Massachusetts          Insured
-----------------------------------------------------------------------------
CDSC retained                   $ 59,386            $ 15,002          $ 7,853
=============================================================================

7. Composition of Net Assets
At February 29, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                                                 Massachusetts
                                                                         Connecticut        Massachusetts              Insured
-------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                         $232,534,126          $93,676,687          $66,201,047
Balance of undistributed net investment income                                46,195              117,293               66,974
Accumulated net realized gain (loss) from investment transactions           (908,453)            (831,567)              (6,448)
Net unrealized appreciation (depreciation) of investments                 (1,807,100)          (1,633,151)            (333,800)
-------------------------------------------------------------------------------------------------------------------------------
Net assets                                                              $229,864,768          $91,329,262          $65,927,773
===============================================================================================================================

32

              Financial Highlights

              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

                                               Net
CONNECTICUT                              Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset       Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains    Total     Value  Return (a)
-----------------------------------------------------------------------------------------------------------------
Class A (7/87)**
    2000               $10.90     $.53       $(.94)    $(.41)     $(.53)       --    $(.53)   $ 9.96       (3.84)%
    1999                10.85      .53         .06       .59       (.54)       --     (.54)    10.90        5.51
    1998                10.51      .56         .34       .90       (.56)       --     (.56)    10.85        8.75
    1997 (d)            10.23      .42         .28       .70       (.42)       --     (.42)    10.51        6.96
    1996 (e)            10.38      .57        (.14)      .43       (.58)       --     (.58)    10.23        4.18
    1995 (e)            10.17      .58         .22       .80       (.59)       --     (.59)    10.38        8.21
Class B (2/97)
    2000                10.88      .45        (.94)     (.49)      (.45)       --     (.45)     9.94       (4.57)
    1999                10.83      .46         .05       .51       (.46)       --     (.46)    10.88        4.77
    1998                10.51      .48         .32       .80       (.48)       --     (.48)    10.83        7.76
    1997 (f)            10.53      .04        (.02)      .02       (.04)       --     (.04)    10.51         .19
Class C (10/93)**
    2000                10.88      .47        (.93)     (.46)      (.47)       --     (.47)     9.95       (4.31)
    1999                10.83      .48         .05       .53       (.48)       --     (.48)    10.88        4.94
    1998                10.49      .50         .34       .84       (.50)       --     (.50)    10.83        8.17
    1997 (d)            10.22      .38         .27       .65       (.38)       --     (.38)    10.49        6.43
    1996 (e)            10.36      .52        (.14)      .38       (.52)       --     (.52)    10.22        3.71
    1995 (e)            10.16      .53         .20       .73       (.53)       --     (.53)    10.36        7.53
Class R (2/97)
    2000                10.93      .55        (.94)     (.39)      (.55)       --     (.55)     9.99       (3.63)
    1999                10.87      .56         .06       .62       (.56)       --     (.56)    10.93        5.83
    1998                10.51      .58         .36       .94       (.58)       --     (.58)    10.87        9.17
    1997 (f)            10.55      .01        (.05)     (.04)        --        --       --     10.51        (.38)
=================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (7/87)*
    2000           $196,416       .88%     5.09%       .88%     5.09%       .87%     5.10%         22%
    1999            220,721       .89      4.89        .86      4.92        .86      4.92           7
    1998            216,436       .85      5.15        .78      5.22        .78      5.22          12
    1997 (d)        209,873      1.02*     5.18*       .79*     5.41*       .79*     5.41*         20
    1996 (e)        202,219      1.03      5.23        .74      5.52        .74      5.52          24
    1995 (e)        203,210      1.03      5.54        .73      5.84        .73      5.84          25
    Class B (2/97)
    2000             15,931      1.64      4.37       1.64      4.37       1.63      4.38          22
    1999             11,223      1.64      4.14       1.61      4.17       1.61      4.17           7
    1998              3,713      1.61      4.34       1.52      4.43       1.52      4.43          12
    1997 (f)            102      1.59*     6.61*      1.12*     7.08*      1.12*     7.08*         20
Class C (10/93)*
    2000             16,181      1.43      4.54       1.43      4.54       1.42      4.55          22
    1999             16,198      1.44      4.34       1.41      4.37       1.41      4.37           7
    1998             11,586      1.41      4.59       1.33      4.67       1.33      4.67          12
    1997 (d)          7,087      1.57*     4.65*      1.34*     4.88*      1.34*     4.88*         20
    1996 (e)          7,243      1.58      4.67       1.29      4.96       1.29      4.96          24
    1995 (e)          5,536      1.58      4.97       1.28      5.27       1.28      5.27          25
Class R (2/97)
    2000              1,337       .68      5.31        .68      5.31        .67      5.32          22
    1999                979       .69      5.10        .66      5.13        .66      5.13           7
    1998                590       .66      5.29        .57      5.38        .57      5.38          12
    1997 (f)             --        --     10.97*        --     10.97*        --     10.97*         20
======================================================================================================

*   Annualized.
** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship Connecticut Double Tax Exempt.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the nine months ended February 28.
(e) For the fiscal year ended May 31.
(f) From commencement of class operations as noted.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

                                               Net
MASSACHUSETTS                            Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset         Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains     Total    Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000              $10.07     $.50       $(.82)    $(.32)     $(.49)   $   --     $(.49)  $ 9.26         (3.21)%
     1999               10.08      .51        (.01)      .50       (.51)       --      (.51)   10.07          5.05
     1998                9.89      .52         .19       .71       (.52)       --      (.52)   10.08          7.38
     1997                9.94      .53        (.07)      .46       (.51)       --      (.51)    9.89          4.73
     1996                9.56      .51         .39       .90       (.52)       --      (.52)    9.94          9.62
Class B (3/97)
     2000               10.10      .43        (.83)     (.40)      (.42)       --      (.42)    9.28         (4.02)
     1999               10.10      .43         .01       .44       (.44)       --      (.44)   10.10          4.40
     1998 (d)            9.88      .45         .22       .67       (.45)       --      (.45)   10.10          6.93
Class C (10/94)
     2000               10.02      .44        (.82)     (.38)      (.44)       --      (.44)    9.20         (3.87)
     1999               10.02      .45          --       .45       (.45)       --      (.45)   10.02          4.62
     1998                9.83      .47         .19       .66       (.47)       --      (.47)   10.02          6.85
     1997                9.89      .45        (.08)      .37       (.43)       --      (.43)    9.83          3.90
     1996                9.51      .44         .39       .83       (.45)       --      (.45)    9.89          8.87
Class R (12/86)
     2000               10.05      .52        (.82)     (.30)      (.51)       --      (.51)    9.24         (3.03)
     1999               10.05      .52         .01       .53       (.53)       --      (.53)   10.05          5.36
     1998                9.86      .54         .19       .73       (.54)       --      (.54)   10.05          7.60
     1997                9.91      .54        (.06)      .48       (.53)       --      (.53)    9.86          4.99
     1996                9.54      .54         .38       .92       (.55)       --      (.55)    9.91          9.80
=====================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000           $16,814      .98%     5.15%       .96%     5.17%       .94%     5.19%         15%
     1999            15,134     1.02      4.94        .95      5.01        .95      5.01          10
     1998             9,291     1.00      5.20        .95      5.25        .95      5.25          17
     1997             7,200     1.01      5.22        .99      5.24        .99      5.24          10
     1996             4,290     1.17      5.04       1.00      5.21       1.00      5.21           6
Class B (3/97)
     2000             3,730     1.73      4.40       1.71      4.42       1.69      4.44          15
     1999             3,226     1.77      4.23       1.71      4.29       1.71      4.29          10
     1998 (d)           763     1.77*     4.41*      1.70*     4.48*      1.70*     4.48*         17
Class C (10/94)
     2000             4,730     1.53      4.60       1.51      4.62       1.49      4.64          15
     1999             3,696     1.57      4.41       1.50      4.48       1.50      4.48          10
     1998             1,924     1.55      4.64       1.50      4.69       1.50      4.69          17
     1997               913     1.74      4.50       1.73      4.51       1.73      4.51          10
     1996               638     2.24      3.96       1.75      4.45       1.75      4.45           6
Class R (12/86)
     2000            66,055      .78      5.33        .76      5.35        .74      5.37          15
     1999            75,750      .82      5.12        .75      5.19        .75      5.19          10
     1998            72,934      .80      5.40        .75      5.45        .75      5.45          17
     1997            72,912      .77      5.46        .75      5.48        .75      5.48          10
     1996            76,773      .82      5.42        .75      5.49        .75      5.49           6
====================================================================================================

*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.

                Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

                                               Net
MASSACHUSETTS INSURED                    Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset       Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains    Total     Value  Return (a)
-----------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000                 $10.59     $.50       $(.81)    $(.31)     $(.50)    $(.01)   $(.51)   $ 9.77       (2.95)%
  1999                  10.57      .51         .02       .53       (.51)       --     (.51)    10.59        5.09
  1998                  10.38      .52         .19       .71       (.52)       --     (.52)    10.57        7.04
  1997                  10.49      .53        (.12)      .41       (.52)       --     (.52)    10.38        4.02
  1996                  10.06      .51         .44       .95       (.52)       --     (.52)    10.49        9.59
Class B (3/97)
  2000                  10.59      .43        (.81)     (.38)      (.42)     (.01)    (.43)     9.78       (3.59)
  1999                  10.57      .43         .02       .45       (.43)       --     (.43)    10.59        4.32
  1998 (d)              10.36      .44         .21       .65       (.44)       --     (.44)    10.57        6.45
Class C (9/94)
  2000                  10.56      .45        (.81)     (.36)      (.44)     (.01)    (.45)     9.75       (3.43)
  1999                  10.54      .45         .02       .47       (.45)       --     (.45)    10.56        4.51
  1998                  10.35      .46         .19       .65       (.46)       --     (.46)    10.54        6.45
  1997                  10.47      .45        (.13)      .32       (.44)       --     (.44)    10.35        3.17
  1996                  10.04      .43         .44       .87       (.44)       --     (.44)    10.47        8.80
Class R (12/86)
  2000                  10.59      .52        (.80)     (.28)      (.52)     (.01)    (.53)     9.78       (2.68)
  1999                  10.57      .53         .01       .54       (.52)       --     (.52)    10.59        5.26
  1998                  10.38      .54         .19       .73       (.54)       --     (.54)    10.57        7.23
  1997                  10.50      .54        (.12)      .42       (.54)       --     (.54)    10.38        4.16
  1996                  10.06      .54         .44       .98       (.54)       --     (.54)    10.50        9.99
=================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000              $11,984      1.02%     4.98%      1.02%     4.98%      1.00%     5.00%         10%
  1999               11,208      1.01      4.77       1.01      4.77       1.01      4.77          11
  1998                8,679      1.03      4.98       1.03      4.98       1.03      4.98          23
  1997                7,459      1.04      5.02       1.04      5.02       1.04      5.02          10
  1996                5,291      1.09      4.92       1.07      4.94       1.07      4.94           1
Class B (3/97)
  2000                1,550      1.76      4.22       1.76      4.22       1.75      4.24          10
  1999                1,650      1.75      4.03       1.75      4.03       1.75      4.03          11
  1998 (d)              666      1.80*     4.20*      1.80*     4.20*      1.80*     4.20*         23
Class C (9/94)
  2000                1,355      1.56      4.42       1.56      4.42       1.55      4.43          10
  1999                1,675      1.56      4.22       1.56      4.22       1.56      4.22          11
  1998                1,293      1.58      4.43       1.58      4.43       1.58      4.43          23
  1997                  957      1.78      4.29       1.78      4.29       1.78      4.29          10
  1996                  706      1.81      4.20       1.81      4.20       1.81      4.20           1
Class R (12/86)
  2000               51,039       .82      5.17        .82      5.17        .80      5.19          10
  1999               57,281       .81      4.97        .81      4.97        .81      4.97          11
  1998               56,707       .83      5.18        .83      5.18        .83      5.18          23
  1997               57,076       .80      5.26        .80      5.26        .80      5.26          10
  1996               60,102       .81      5.21        .81      5.21        .81      5.21           1
======================================================================================================

*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.

              Report of Independent Public Accountants


              To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

              We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship Connecticut, Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolio of investments, as of February 29, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 29, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.



              ARTHUR ANDERSEN LLP

              Chicago, Illinois
              April 14, 2000

Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services
73 Tremont Street
Boston, MA 02108
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING INVESTORS
FOR GENERATIONS

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today

To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800)
257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
   Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

ANNUAL REPORT February 29, 2000

NUVEEN
Investments

NUVEEN
MUNICIPAL BOND
FUNDS

                            New Jersey
[PHOTO APPEARS HERE]
                            New York

                            New York Insured

Contents

1   Dear Shareholder

3   Nuveen Flagship New Jersey Municipal Bond Fund Portfolio Manager's
    Perspective

6   Nuveen Flagship New Jersey Municipal Bond Fund Spotlight

7 Nuveen Flagship New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund Portfolio Manager's Perspective

10  Nuveen Flagship New York Municipal Bond Fund Spotlight

11  Nuveen New York Insured Municipal Bond Fund Spotlight

12  Portfolio of Investments

31  Statement of Net Assets

32  Statement of Operations

33  Statement of Changes in Net Assets

35  Notes to Financial Statements

41  Financial Highlights

44  Report of Independent Public Accountants

45  Fund Information

DEAR

Shareholder,


Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.


Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.


As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.


A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.
     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.
     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

The Economic Environment You may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period. Before we get to that, I want to briefly report on the economic environment in which your Nuveen investment performed.
     The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.
     That was then; this is now.

               [PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

  "We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values."


                          Timothy R. Schwertfeger
                          Chairman of the Board

                                                           ANNUAL REPORT  page 1

"There's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time."

     The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology related developments and the globalization of the economy are three reasons for continued economic health.
     In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000 and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate -- the interest that banks charge each other on overnight loans -- since June 1999.
     Municipal bonds continued to serve investors well in our opinion. At the end of February 2000, the ratio between long-term municipal bond yields and 30-year Treasury yields stood at 102%. For investors, this meant that quality long-term municipal bonds offered yields above those of long-term Treasury bonds --even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.
     Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.

     Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.

What Can You Do? We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep market events in perspective while you focus on your overall financial plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000



ANNUAL REPORT page 2

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship New Jersey Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Tom Futrell of Nuveen Advisory Corp.


Q Throughout Nuveen Flagship New Jersey Municipal Bond Fund's fiscal year, which ended February 29, 2000, the nation as a whole continued the ongoing trend of strong economic growth. How did the New Jersey economy perform compared to that of the rest of the nation?

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
Bond Credit Quality
[PIE CHART APPEARS HERE]
          AAA/U.S. Guaranteed..63%
          AA...................11%
          A.....................8%
          BBB/NR...............15%
          Other.................3%

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

TOM The New Jersey economy also remained very strong, with an unemployment rate of 4.1%, the same as the national average. New Jersey unemployment dipped to its lowest levels since 1989, according to the state's labor department. State employment increased across all sectors in 1999 except manufacturing.
   Strong commercial building continued to drive an expanded real estate market. The state has also recently approved a major tax break in an attempt to lure financial service firms from New York City to Jersey City.
   The state's bond ratings (AA+/Aa1) were affirmed by Standard and Poor's and Moody's Investors Service, reflecting overall credit strength.

Q Given the difficult market, was municipal bond supply in New Jersey down over the period?

TOM Actually, for the fund's fiscal year, issuance in New Jersey was up over the prior year by 9.5%, compared to national issuance which was down 35%. The state moved up in the national issuance ranking to the number five spot as of February 29, 2000, up from its number seven ranking during 1999. Issuance slowed down in the last six months of the fiscal year, however, declining by 12.1% compared to the first six months.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive
  research
 . An active, value-oriented investment
  style
 . The unmatched presence of trading
  leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship New Jersey Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 3

"It is especially during a market like this, where choices are limited, that Nuveen's active management, experienced research department and important relationships with national and state dealers may offer a distinct advantage."

Q The Federal Reserve (the Fed) began its expected series of moves to raise interest rates to try to cool off the economy, which cooled off bond markets in the process. How did the fund perform in this environment?

TOM Although this market presented us with some long-term fund positioning opportunities, for the fiscal year period, which ended February 29, 2000, the Nuveen Flagship New Jersey Municipal Bond Fund reported a total return of -3.67% for Class A shares on net asset value. Even so, the fund bested the Lipper New Jersey Municipal Debt peer group average, which reported a 4.67% loss for the same one-year period.

     For the five-year period ended February 29, 2000, the fund had a 4.80% gain, compared to the 4.52% gain for the Lipper peer group for the same period.*

     As of February 29, 2000, the fund's SEC 30-day yield was 5.07%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 7.86% on a taxable investment.**

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

Top Five Sectors

Tax Obligation (Limited)         20%
-------------------------------------
Transportation                   15%
-------------------------------------
Healthcare                       10%
-------------------------------------
Long-Term Care                    9%
-------------------------------------
Tax Obligation (General)          9%

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.

Q Which sectors in particular were noteworthy? Can you give us some specific examples of holdings in those sectors?

TOM In the healthcare sector, there were some lingering concerns regarding the state bailout of two HMOs that failed during 1999 and owe $100 million in unpaid bills to doctors and hospitals. The latest bailout proposal calls for the state of New Jersey and other state HMOs to share the cost burden. About 10 percent of the fund's portfolio was invested in the healthcare sector as of the period end, and we have no plans to increase this exposure in the near future.

     On a more positive note, the housing sector was very attractive since bonds in this sector offered additional incremental yield at reasonable prices compared to other bonds. Our research led us to a multifamily housing issue through New Jersey Housing and Mortgage Finance. Insured by the FSA and well run, in our opinion, we were pleased with the level of security and attractive yield of 6.35%.


Q During periods of scarce supply and rising interest rates, how do you find attractive buys when other investors are facing the same challenge?

TOM It is especially during a market like this, where choices are limited, that Nuveen's active management, experienced research department and important relationships with national and state dealers may offer a distinct advantage. This combination allows us the opportunity to not only identify the attractive deals that may be lesser known to other investors, but also to negotiate structure and be among the first to participate in more widely known issues.

     We participated in a unique issue through the Delaware River Port Authority, which operates bridges and a rapid transit system that spans two states - New Jersey and Pennsylvania. The dual state income tax exemption made this a very attractive issue in the secondary market, and liquidity was further bolstered by bond insurance from FSA.


* The Lipper Peer Group returns represent the average annualized total return of the 59 funds in the Lipper New Jersey Municipal Debt Funds category for the one-year period ended February 29, 2000, and 41 funds for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and a combined federal and state income tax rate of 35.5%.

ANNUAL REPORT page 4

Q You mentioned earlier that there were some opportunities for long-term positioning of the funds during the period. What was involved in that positioning?

TOM Amid rising interest rates, we were able to pursue our goal of improving fund yields. Several of the purchases I mentioned earlier definitely contributed to that goal, as we sold bonds with lower coupons to reinvest at higher rates.

     We also improved the call structure in the portfolios. Good call structure is important to a fund's total return. Extending the call protection helps reduce exposure to prepayment and therefore the risk of reinvesting in what may be an uncertain market. In the rising rate market, we sold our smaller positions with unfavorable call structure. We generated a tax loss on the sales, which allows us to offset future realized capital gains, then we reinvested in bonds with what we believe to be better call structure.

     Here is another example where active management offers advantages. We search constantly for issues offering good structure, and the fund offers investors constant liquidity and diversification.

Q What is your outlook for the New Jersey market and the fund for the coming months?

TOM We expect the New Jersey economy to continue to be strong. After the large anticipated New Jersey Turnpike new issue comes to market, municipal bond issuance may level off or decrease with more Fed interest rate hikes a near certainty, in our opinion. As we move forward, the fund plans to continue to focus its efforts on finding bonds in the lower investment grade credit sector that offer positive credit and structural characteristics, in an effort to improve overall portfolio income and total return prospects.

"Extending the call protection helps reduce exposure to prepayment and therefore the risk of reinvesting in what may be an uncertain market."


                                                            ANNUAL REPORT page 5

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

The Nuveen New Jersey Municipal Bond Fund's monthly dividend was reduced slightly during the period. The amount differed based on share class. Please see Quick Facts for the latest divided paid.

Quick Facts
                                    A Shares           B Shares          C Shares           R Shares
NAV                                  $  9.73            $  9.72           $  9.70            $  9.73
-------------------------------------------------------------------------------------------------------
February's Declared Dividend*        $0.0395            $0.0330           $0.0350            $0.0410
-------------------------------------------------------------------------------------------------------
Fund Symbol                            NNJAX                N/A             NNJCX              NMNJX
-------------------------------------------------------------------------------------------------------
CUSIP                              67065N753          67065N746         67065N738          67065N720
-------------------------------------------------------------------------------------------------------
Inception Date                          9/94               2/97              9/94              12/91
-------------------------------------------------------------------------------------------------------
* Paid March 1, 2000

 Total Returns (Annualized)+
                                          A Shares               B Shares         C Shares    R Shares
                                       NAV       Offer        NAV       w/CDSC       NAV         NAV
1-Year                               -3.67%     -7.68%      -4.51%      -8.17%     -4.29%      -3.47%
-------------------------------------------------------------------------------------------------------
1-Year TER*                          -1.08%     -5.20%      -2.34%      -6.00%     -1.99%      -0.76%
-------------------------------------------------------------------------------------------------------
5-Year                                4.80%      3.91%       4.01%       3.84%      4.14%       5.01%
-------------------------------------------------------------------------------------------------------
5-Year TER*                           7.65%      6.74%       6.44%       6.29%      6.65%       7.99%
-------------------------------------------------------------------------------------------------------
Since Inception                       5.56%      5.00%       4.81%       4.81%      4.86%       5.81%
-------------------------------------------------------------------------------------------------------
Since Inception TER*                  8.36%      7.78%       7.20%       7.20%      7.30%       8.74%
-------------------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35.5%.)

Tax-Free Yields
                            A Shares           B Shares      C Shares      R Shares
                         NAV       Offer         NAV                          NAV
SEC 30-Day Yield       5.07%       4.86%        4.33%          4.53%         5.27%
--------------------------------------------------------------------------------------
Taxable
Equivalent Yield       7.86%       7.53%        6.71%          7.02%         8.17%


Index Comparison


       [MOUNTAIN CHART APPEARS HERE]

                      NUVEEN        NUVEEN
                      FLAGSHIP      FLAGSHIP
        LEHMAN        NEW JERSEY    NEW JERSEY
        BROTHERS      MUNICIPAL     MUNICIPAL
        MUNICIPAL     BOND FUND     BOND FUND
        BOND INDEX    (NAV)         (OFFER)
2/92     $10,000       $10,000       $ 9,580
2/93     $11,376       $11,268       $10,795
2/94     $12,005       $12,035       $11,530
2/95     $12,232       $12,198       $11,685
2/96     $13,583       $13,332       $12,772
2/97     $14,454       $13,979       $13,392
2/98     $15,776       $15,245       $14,605
2/99     $16,746       $16,008       $15,335
2/00     $16,395       $15,420       $14,772

--Nuveen Flahship New Jersey Municipal Bond Fund (Offer) $14,773
--Nuveen Flagship New Jersey Municipal Bond Fund (NAV) $15,420
--Lehman Brothers Municipal Bond Index $16,395

Portfolio Statistics

Total Net Assets       $110.0 million
-------------------------------------
Average Effective
Maturity                  18.44 years
-------------------------------------
Average Duration                 9.23
-------------------------------------

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


ANNUAL REPORT page 6

* Paid March 1, 2000

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen Flagship New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended February 29, 2000, we spoke with Portfolio Manager Paul Brennan of Nuveen Advisory Corp.


Q During the funds' fiscal year ended February 29, 2000, we saw the national economy continue its unprecedented trend of expansion, while inflation and unemployment remained low. Did New York's economy perform consistently with the U.S.?

PAUL The New York economy was also strong, although unemployment in the state was at 4.9% as of January 31, 2000 (the most recent figure available at this time), higher than the national average of 4%. It was a disjointed economy, since the ongoing bull market in stocks fueled New York City to a disproportionately robust level compared to upstate.
   The state's debt was upgraded to A+ during the year, reflecting its increasing credit strength. Supplies of cash abound; in fact, New York City recently postponed a major debt issue because of positive budget variances.
   New issuance was down by 14% for the year, due in part to rising interest rates, a delay in approval of the state's annual budget and the state's healthy cash flow. Further, a 40% decline in the supply occurred over January and February 2000 versus the prior two months.

Q As expected, the Federal Reserve (the Fed) raised interest rates several times over the year to try to cool off the economy. This is typically a challenging market for municipal bonds. How did you manage the fund in such an environment?

PAUL Actually, we saw more opportunities in this market than we have seen in markets characterized by declining interest rates. These opportunities manifested themselves in tactics we could take to try to favorably position the portfolio for the long term.
   For one, yields were much more attractive than at the beginning of 1999, so over the period we sold out some of the funds' positions in lower-yielding securities and reinvested at higher yields. That helped position the funds to strengthen their dividend-paying capabilities over the long run.
   At the same time, we helped improve the funds' tax efficiency. Selling certain high cost positions generated a tax loss, which we can use to help offset current or future realized capital gains.
   The market also presented an excellent opportunity to improve the call structure in the funds. Favorable call protection reduces exposure to untimely calls during periods of falling interest rates. In the rising-rate environment when calls were not as much of a risk, call protection was undervalued. We restructured the portfolios with new positions carrying what we believed to be very favorable protection. Thinking long-term helped us prepare the funds for a future time when they may benefit from call protection.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds.


Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended February 29, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 7

"We are equipped to identify what we believe are the attractive deals in the market that may be lesser-known to other investors, and many times we can negotiate the structure of an entire issue based on our size and market presence."


Q  How did the fund perform during the fiscal year ended February 29, 2000?

PAUL Although the Nuveen Flagship New York Municipal Bond Fund reported a total return of -2.44% for the year on Class A shares at net asset value, it compared quite favorably to the Lipper New York Municipal Debt peer group average, which reported a 4.72% loss for the same one-year period. Over the five-year period, the fund reported a 5.63% gain, compared to the 4.60% gain for the Lipper peer group for the same period.*
   As of February 29, 2000, the fund's SEC 30-day yield was 6.35%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 9.84% on a taxable investment.**
   Nuveen New York Insured Municipal Bond Fund had a total return of -2.50% over the one-year period, compared to the Lipper New York Insured Municipal Debt peer group average return of -3.04%. The five-year period showed a 4.78% gain for the fund and a 4.66% gain for the Lipper peer group.*
   As of February 29, 2000, the Nuveen New York Insured Municipal Bond Fund's SEC 30-day yield was 4.58%, which is equivalent to a 7.10% yield on a taxable investment for investors in the combined 35.5% federal and state income tax bracket.**

Q Competition to find attractive issues during periods of scarce supply and rising interest rates must be difficult. How did you find the municipal bond deals in this competitive market?

PAUL Having an experienced research team and relationships with national and state dealers are key. We are equipped to identify what we believe are the attractive deals in the market that may be lesser-known to other investors, and many times we can negotiate the structure of an entire issue based on our size and market presence.
   An excellent example of this advantage was our participation in the initial offering of what is commonly called tobacco bonds. The first issue of this type was issued by New York City, through the Tobacco Settlement Asset Securitization Corporation (TSASC), an instrumentality of New York City. The bonds in this issue are backed by payments from tobacco companies as part of a master settlement agreement among the attorney generals of 46 states and virtually all the tobacco companies. Proceeds from the Aa-rated TSASC bonds are being used to fund renovations in city schools.
   Nuveen's institutional presence in New York prompted officials from New York City to visit Nuveen prior to issuance to discuss the terms of the transaction as well as solicit our feedback. This gave us a valuable opportunity to thoroughly review the complex structure of the TSASC bonds, as well as to provide insight on how the structure of the issue could be improved before the deal actually came to market.

JIM Were there any particular sectors or purchases that were significant for either of the funds over the fiscal year?

PAUL Our focus during the year was more on security selection as opposed to sector selection. One purchase that offered a very attractive yield was an issuance by Tonawonda Housing Authority on behalf of the Kibler Senior Housing Project. This issue funded the conversion of a school into a senior housing complex. Before investing in the project, Nuveen negotiated directly with the borrowers to craft an appropriate security structure and purchased the entire issue.

  The healthcare sector has had ongoing struggles in the wake of the federal Medicare reimbursement cuts a few years ago, but healthcare exposure in the funds was light so there wasn't much of an effect. For the healthcare holdings that are insured there was less concern.

* For the Nuveen Flagship New York Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 102 funds in the Lipper New York Municipal Bond Debt Funds category for the one-year period ended February 29, 2000, and 77 funds for the five-year period. For the Nuveen New York Insured Municipal Bond Fund the Lipper Peer Group returns represent the 10 funds in the Lipper New York Insured Municipal Debt Funds category for the one-year period and 8 funds in the category for the five-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The taxable-equivalent yield shown is based on the 30-day SEC yield and combined federal and state income tax rate of 35.5%.


ANNUAL REPORT page 8

     One interesting characteristic of this market was the prevalence of bond buybacks. Again, Nuveen's presence in the market came in handy because as bondholders we could participate in these tender offers to submit large blocks of bonds for buyback, and essentially exert influence on the sale price. Consequently, we were able to sell some bonds at above market prices.


NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE}

AAA/U.S. Guaranteed.....37%
AA......................12%
A.......................33%
BBB/NR..................18%

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.


     Long Island Power Authority (LIPA) initiated one such bond buyback. In an effort to reduce debt service costs, the LIPA offered to buy back approximately $150 million of bonds from bondholders. Nuveen was successful in selling certain holdings back to LIPA at above market prices, which helped enhance both funds' return.
     We received early indications of another possible buyback of certain New York City Metropolitan Transit Authority (MTA) bonds in a situation similar to the LIPA buyback. MTA is proposing major debt restructuring, which could result in bond refundings or buybacks. As of February 29, 2000, we are holding onto these bonds in anticipation of another opportunity to tender bonds. Where opportunities exist, we also plan to increase the funds' holdings of LIPA and/or MTA debt.


NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

Top Five Sectors

Tax Obligation (Limited)              21%
-----------------------------------------
U.S. Guaranteed                       15%
-----------------------------------------
Education and Civic Organizations     12%
-----------------------------------------
Utilities                             11%
-----------------------------------------
Healthcare                            10%
-----------------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.


NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

Top Five Sectors

U.S. Guaranteed                       23%
-----------------------------------------
Healthcare                            15%
-----------------------------------------
Tax Obligation (Limited)              14%
-----------------------------------------
Education and Civic Organizations     10%
-----------------------------------------
Housing (Multifamily)                  9%
-----------------------------------------

As a percentage of total bond holdings as of February 29, 2000. Holdings are subject to change.


Q  What is your outlook for the funds going into the next fiscal year?

PAUL We expect overall strength in New York to continue in line with that of the nation. Concern about an end to the long-running bull market in stocks puts New York City's economy in a somewhat vulnerable position. On the other hand, a bear market in stocks could have a positive effect on bond prices.
     In this high tax state and in the current market, we think municipal bonds currently offer an attractive level of income exempt from federal and local income taxes, and we will continue to pursue our goal to maintain a competitive and stable dividend.

                                                            Annual Report page 9

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000


Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

The Nuveen New York Municipal Bond Fund's monthly dividend's rose during the fiscal period. The amount differed based on share class. Please see Quick Facts for latest dividend paid.

------------------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------------------
                                     A Shares       B Shares       C Shares       R Shares
NAV                                   $ 10.17        $ 10.18         $10.20        $ 10.20
------------------------------------------------------------------------------------------
February's Declared Dividend*         $0.0500        $0.0435        $0.0455        $0.0520
------------------------------------------------------------------------------------------
Fund Symbol                             NNYAX          NNYBX          NNYCX          NTNYX
------------------------------------------------------------------------------------------
CUSIP                               67065N670      67065N662      67065N654      67065N647
------------------------------------------------------------------------------------------
Inception Date                           9/94           2/97           9/94          12/86
------------------------------------------------------------------------------------------

* Paid March 1, 2000

------------------------------------------------------------------------------------------
Total Returns (Annualized)+
------------------------------------------------------------------------------------------
                             A Shares               B Shares         C Shares     R Shares
                          NAV      Offer         NAV      w/CDSC        NAV          NAV
1-Year                  -2.44%     -6.51%      -3.18%     -6.87%      -2.97%       -2.21%
------------------------------------------------------------------------------------------
1-Year TER*              0.48%     -3.71%      -0.69%     -4.38%      -0.36%        0.82%
------------------------------------------------------------------------------------------
5-Year                   5.63%      4.74%       4.86%      4.70%       5.05%        5.86%
------------------------------------------------------------------------------------------
5-Year TER*              8.60%      7.68%       7.41%      7.25%       7.66%        8.96%
------------------------------------------------------------------------------------------
10-Year                  6.74%      6.28%       6.17%      6.17%       6.06%        7.02%
------------------------------------------------------------------------------------------
10-Year TER*             9.86%      9.39%       8.97%      8.97%       8.79%       10.27%
------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35.5%.)


--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
                                 A Shares       B Shares    C Shares    R Shares
                                NAV    Offer       NAV         NAV         NAV
SEC 30-Day Yield               6.35%   6.09%      5.61%       5.81%       6.56%
--------------------------------------------------------------------------------
Taxable Equivalent Yield       9.84%   9.44%      8.70%       9.01%      10.17%
--------------------------------------------------------------------------------


Index Comparison

          [MOUNTAIN CHART APPEARS HERE]

                            NUVEEN         NUVEEN
                           FLAGSHIP       FLAGSHIP
            LEHMAN         NEW YORK       NEW YORK
           BROTHERS        MUNICIPAL      MUNICIPAL
          MUNICIPAL        BOND FUND      BOND FUND
          BOND INDEX         (NAV)         (OFFER)

2/90       $10,000          $10,000        $ 9,580
2/91       $10,922          $10,656        $10,208
2/92       $12,013          $11,905        $11,405
2/93       $13,667          $13,632        $13,060
2/94       $14,422          $14,565        $13,953
2/95       $14,695          $14,594        $13,981
2/96       $16,318          $16,128        $15,451
2/97       $17,364          $16,947        $16,236
2/98       $18,953          $18,616        $17,834
2/99       $20,118          $19,675        $18,848
2/00       $19,696          $19,194        $18,388

--Nuveen Flahship New York Municipal Bond Fund (Offer) $18,388
--Nuveen Flagship New York Municipal Bond Fund (NAV) $19,194
--Lehman Brothers Municipal Bond Index $19,696

-----------------------------
Morningstar Rating(TM)++
-----------------------------
****
Overall rating among 1,678
municipal bond funds as
of 2/29/00

-----------------------------------------
Portfolio Statistics
-----------------------------------------
Total Net Assets           $250.3 million
-----------------------------------------
Average Effective
Maturity                      18.71 years
-----------------------------------------
Average Duration                     8.35
-----------------------------------------

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/29/00 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,678 and 1,365 funds for the three- and five-year periods, respectively.


ANNUAL REPORT page 10

NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

Fund Spotlight as of February 29, 2000

----------------------------------------------------------------------------------------
Quick Facts
----------------------------------------------------------------------------------------
                                   A Shares       B Shares       C Shares       R Shares
NAV                                  $ 9.95        $  9.96        $  9.94        $  9.95
----------------------------------------------------------------------------------------
February's Declared Dividend*       $0.0425        $0.0360        $0.0375        $0.0440
----------------------------------------------------------------------------------------
Fund Symbol                           NNYIX          NNIMX          NNYKX          NINYX
----------------------------------------------------------------------------------------
CUSIP                             67065N639      67065N621      67065N613      67065N597
----------------------------------------------------------------------------------------
Inception Date                         9/94           2/97           9/94          12/86
----------------------------------------------------------------------------------------

* Paid March 1, 2000

----------------------------------------------------------------------------------------
Total Returns (Annualized)+
----------------------------------------------------------------------------------------
                            A Shares               B Shares          C Shares    R Shares
                         NAV       Offer        NAV       w/CDSC        NAV         NAV
1-Year                 -2.50%     -6.60%      -3.26%      -6.97%      -3.17%      -2.43%
----------------------------------------------------------------------------------------
1-Year TER*             0.17%     -4.03%      -1.01%      -4.72%      -0.81%       0.34%
----------------------------------------------------------------------------------------
5-Year                  4.78%      3.90%       4.01%       3.85%       4.17%       5.00%
----------------------------------------------------------------------------------------
5-Year TER*             7.57%      6.66%       6.37%       6.22%       6.59%       7.90%
----------------------------------------------------------------------------------------
10-Year                 6.31%      5.85%       5.71%       5.71%       5.59%       6.55%
----------------------------------------------------------------------------------------
10-Year TER*            9.25%      8.78%       8.33%       8.33%       8.16%       9.63%
----------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

* Taxable Equivalent Return (Based on a combined federal and state income tax rate of 35.5%.)

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
                            A Shares            B Shares    C Shares    R Shares
                               NAV     Offer       NAV         NAV         NAV
SEC 30-Day Yield              4.58%    4.39%      3.84%       4.04%       4.79%
--------------------------------------------------------------------------------
Taxable Equivalent Yield      7.10%    6.81%      5.95%       6.26%       7.43%
--------------------------------------------------------------------------------



----------------------------------------------------
Index Comparison
----------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                            NUVEEN          NUVEEN
                           NEW YORK        NEW YORK
             LEHMAN         INSURED         INSURED
            BROTHERS       MUNICIPAL       MUNICIPAL
           MUNICIPAL       BOND FUND       BOND FUND
           BOND INDEX        (NAV)          (OFFER)
2/90        $10,000         $10,000         $ 9,580
2/91        $10,922         $10,733         $10,282
2/92        $12,013         $11,954         $11,452
2/93        $13,667         $13,709         $13,133
2/94        $14,422         $14,438         $13,832
2/95        $14,695         $14,592         $13,979
2/96        $16,318         $16,078         $15,403
2/97        $17,364         $16,724         $16,022
2/98        $18,953         $18,021         $17,264
2/99        $20,118         $18,906         $18,112
2/00        $19,696         $18,433         $17,659

--Nuveen New York Insured Municipal Bond Fund (Offer) $17,659
--Nuveen New York Insured Municipal Bond Fund (NAV) $18,433
--Lehman Brothers Municipal Bond Index $19,696


-----------------------------------------
Portfolio Statistics
-----------------------------------------

Total Net Assets           $335.4 million
-----------------------------------------
Average Effective
Maturity                      16.74 years
-----------------------------------------
Average Duration                     7.36
-----------------------------------------


The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for difference in expenses, which are primarily differences in distribution and service fees.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


--------------------------------------------------------------------------------
Terms To Know
--------------------------------------------------------------------------------

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.



                                                           ANNUAL REPORT page 11

                    Portfolio of Investments

                    Nuveen Flagship New Jersey Municipal Bond Fund

                    February 29, 2000


   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.2%

     $   250   New Jersey Economic Development Authority, Solid Waste Disposal               4/02 at 102         Aa1    $   263,708
                 Facility Revenue Bonds (Garden State Paper Company, Inc. Project),
                 Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 5.2%

         960   New Jersey Economic Development Authority, Economic Development Bonds        No Opt. Call         N/R      1,059,869
                 (Yeshiva Ktana of Passaic - 1992 Project), 8.000%, 9/15/18

         420   New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA        429,013
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

       2,230   New Jersey Economic Development Authority, School Revenue Bonds               2/08 at 101         N/R      1,974,576
                 (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

         805   New Jersey Educational Facilities Authority, Trenton State College            7/00 at 100          A+        806,570
                 Issue Revenue Bonds, Series 1976D, 6.750%, 7/01/08

         140   New Jersey Educational Facilities Authority, Seton Hall University            7/01 at 102          A-        146,322
                 Project Revenue Bonds, 1991 Series, Project D, 6.600%, 7/01/02

         410   New Jersey Educational Facilities Authority, Revenue Refunding Bonds          7/03 at 102         BBB        397,261
                 (Monmouth College), Series 1993-A, 5.625%, 7/01/13

         835   New Jersey Educational Facilities Authority, Princeton University             7/04 at 100         AAA        853,161
                 Revenue Bonds, 1994 Series A, 5.875%, 7/01/11

          75   Higher Education Assistance Authority (State of New Jersey), Student          7/02 at 102          A+         76,091
                 Loan Revenue Bonds, 1992 Series A, NJ Class Loan Program, 6.000%,
                 1/01/06 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 9.5%

         700   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/00 at 102         AAA        718,858
                 Community Medical Center/Kensington Manor Care Center Issue, Series E,
                 7.000%, 7/01/20

       1,200   New Jersey Health Care Facilities Financing Authority, Revenue and            7/07 at 102         AAA      1,089,084
                 Refunding Bonds, Holy Name Hospital Issue, Series 1997, 5.250%,
                 7/01/20

               New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                 Newark Beth Israel Medical Center Issue, Series 1994:
         200     5.800%, 7/01/07                                                             7/04 at 102         AAA        209,746
         200     6.000%, 7/01/16                                                             7/04 at 102         AAA        211,290

         250   New Jersey Health Care Facilities Financing Authority, Refunding              8/04 at 102         AAA        267,928
                 Revenue Bonds, Irvington General Hospital Issue (FHA-Insured
                 Mortgage), Series 1994, 6.375%, 8/01/15

         400   New Jersey Health Care Facilities Financing Authority, Refunding              7/02 at 102          A-        422,072
                 Revenue Bonds, Atlantic City Medical Center Issue, Series C, 6.800%,
                 7/01/05

         100   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102         AAA        104,555
                 West Jersey Health System, Series 1992, 6.000%, 7/01/07

               New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
                 Monmouth Medical Center Issue, Series C:
         250     5.700%, 7/01/02                                                            No Opt. Call         AAA        255,265
         250     6.250%, 7/01/16                                                             7/04 at 102         AAA        266,525

         250   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/04 at 102         AAA        259,995
                 Dover General Hospital and Medical Center Issue, Series 1994, 5.900%,
                 7/01/05

       1,000   New Jersey Health Care Facilities Financing Authority, Revenue and            7/07 at 102         AAA        848,040
                 Refunding Bonds, AHS Hospital Corporation Issue, Series 1997A, 5.000%,
                 7/01/27


   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               New Jersey Health Care Facilities Financing Authority, Bayonne Hospital
               Obligated Group Revenue Bonds, Series 1994:
     $   215     6.400%, 7/01/07                                                             7/04 at 102         AAA    $   227,210
         175     6.250%, 7/01/12                                                             7/04 at 102         AAA        181,125

       3,425   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/09 at 101           A      2,793,533
                 Palisades Medical Center of New York Obligated Group Issue, Series
                 1999, 5.250%, 7/01/28

         230   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102        Baa3        238,326
                 Palisades Medical Center Obligated Group Issue, Series 1992, 7.500%,
                 7/01/06

         790   New Jersey Economic Development Authority, Economic Growth Lease             12/03 at 102         Aa3        788,191
                 Revenue Bonds, Remarketed 1992 Second Series B, 5.300%, 12/01/07
                 (Alternative Minimum Tax)

         300   New Jersey Economic Development Authority, Revenue Bonds (RWJ Health          7/04 at 102         AAA        310,500
                 Care Corporation at Hamilton Obligated Group Project), Series 1994,
                 6.250%, 7/01/14

       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA      1,032,120
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%,
                 7/01/16

         250   Pollution Control Financing Authority of Union County (New Jersey),          No Opt. Call          A3        260,280
                 Pollution Control Revenue Refunding Bonds, American Cyanamid Company
                 Issue, Series 1994, 5.800%, 9/01/09

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 7.3%

         400   The Hudson County Improvement Authority, Multifamily Housing Revenue          6/04 at 100          AA        412,388
                 Bonds, Series 1992 A (Conduit Financing - Observer Park Project),
                 6.900%, 6/01/22 (Alternative Minimum Tax)

       1,500   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing          3/10 at 100         AAA      1,506,600
                 Revenue Bonds, 2000 Series A1, 6.350%, 11/01/31 (Alternative Minimum
                 Tax)

       1,500   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing          5/06 at 102         AAA      1,510,335
                 Revenue Bonds, 1996 Series A, 6.200%, 11/01/18 (Alternative Minimum Tax)

       1,750   New Jersey Housing Finance Agency, Special Pledge Revenue Obligations,        5/00 at 100          A+      1,763,860
                 1975 Series One, 9.000%, 11/01/18

         700   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,        5/02 at 102          A+        735,686
                 1992 Series A, 6.950%, 11/01/13

         500   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding    11/02 at 102          A+        522,225
                 Bonds, 1992 Series One, 6.600%, 11/01/14

       1,090   Housing Authority of the City of Newark, New Jersey, Housing Revenue         10/09 at 102         Aaa      1,095,243
                 Bonds (GNMA Collateralized - Fairview Apartments Project), 2000
                 Series A, 6.300%, 10/20/19 (Alternative Minimum Tax)

         500   North Bergen Housing Development Corporation (North Bergen, New Jersey),  3/00 at 101 1/2         N/R        507,660
                 Mortgage Revenue Bonds, Series 1978 (FHA-Insured Mortgage Loan -
                 Section 8 Assisted Project), 7.400%, 9/01/20

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 5.4%

         250   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,     7/04 at 102         AAA        254,145
                 1994 Series K, 6.300%, 10/01/16 (Alternative Minimum Tax)

       4,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue       10/07 at 101 1/2         AAA      3,989,560
                 Bonds, 1997 Series U, 5.700%, 10/01/14 (Alternative Minimum Tax)

       1,450   Puerto Rico Housing Finance Corporation, Homeownership Mortgage Revenue      12/08 at 101         AAA      1,234,632
                 Bonds (GNMA-Guaranteed Mortgage Loans), 1998 Series A, 5.200%,
                 12/01/32 (Alternative Minimum Tax)

         455   Virgin Islands Housing Finance Authority, Single Family Mortgage              3/05 at 102         AAA        461,638
                 Refunding Bonds (GNMA Mortgage Backed Securities Program),
                 1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.2%

         215   New Jersey Economic Development Authority, District Heating and Cooling      12/03 at 102        BBB-        215,108
                 Revenue Bonds (Trigen-Trenton Project), 1993 Series B, 6.100%,
                 12/01/04 (Alternative Minimum Tax)

                    Portfolio of Investments
                    Nuveen Flagship New Jersey Municipal Bond Fund (continued) February 29, 2000



   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 9.0%

               New Jersey Economic Development Authority, Economic Development Revenue
                 Bonds (United Methodist Homes of New Jersey Obligated Group Issue),
                 Series 1998:
     $ 1,500   5.125%, 7/01/18                                                               7/08 at 102        BBB-    $ 1,150,425
       3,610   5.125%, 7/01/25                                                               7/08 at 102        BBB-      2,617,900

       5,100   New Jersey Economic Development Authority, Economic Development Revenue      12/09 at 101         Aa3      4,963,983
                 Bonds (Jewish Community Housing Corporation of Metropolitan New Jersey -
                 1999 Project), 5.900%, 12/01/31

       1,300   New Jersey Economic Development Authority, First Mortgage Revenue Fixed       7/08 at 102           A      1,150,955
                 Rate Bonds (Cadbury Corporation Project), Series 1998A, 5.500%, 7/01/18

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.9%

         200   The City of Atlantic City, In the County of Atlantic, New Jersey, General    No Opt. Call           A        204,374
                 Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04

         100   The Board of Education of the City of Atlantic City, Atlantic County, New    12/02 at 102         AAA        104,976
                 Jersey, School Bonds, Series 1992, 6.000%, 12/01/06

         100   County of Atlantic, New Jersey, General Improvement Bonds, 6.000%, 1/01/07    1/04 at 101         AAA        104,131

         100   County of Camden, New Jersey, General Obligation Refunding Bonds, Series     No Opt. Call         AAA        101,797
                 1992, 5.500%, 6/01/02

         500   The Board of Education of the Township of Hillsborough, In the County of     No Opt. Call          AA        525,470
                 Somerset, State of New Jersey, General Obligation School Purpose Bonds,
                 Series 1992, 5.875%, 8/01/11

         400   The City of Jersey City (Hudson County, New Jersey), General Obligation      No Opt. Call          AA        412,912
                 Bonds, 1992 School Issue, 6.500%, 2/15/02

       2,645   The Board of Education of the Township of Middletown, In the County of        8/07 at 100         AAA      2,630,426
                 Monmouth, New Jersey, School Bonds, 5.800%, 8/01/21

         100   Township of Montclair, In the County of Essex, New Jersey, General        3/00 at 101 1/2         AAA        101,552
                 Obligation, School Bonds, 5.800%, 3/01/06

       1,000   State of New Jersey, General Obligation Bonds, Series D, 5.800%, 2/15/07     No Opt. Call         AA+      1,042,050

         200   State of New Jersey, General Obligation Refunding Bonds, Series D, 0.000%,   No Opt. Call         AA+        173,266
                2/15/03

         165   Parsippany-Troy Hills Township, General Obligation, Capital Appreciation     No Opt. Call         AA-        113,289
                 Bonds, Series 1992, 0.000%, 4/01/07

         185   The Board of Education of the City of Perth Amboy, In the County of          No Opt. Call         AAA        194,577
                 Middlesex, New Jersey, School Bonds, 6.200%, 8/01/04

       2,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%,    7/07 at 101 1/2         AAA      1,883,720
                 7/01/21

       2,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1995, 5.750%,    7/05 at 101 1/2         AAA      1,962,580
                 7/01/24

         250   The City of Union City, In the County of Hudson, State of New Jersey,        No Opt. Call         AAA        273,055
                 General Obligation School Purpose Bonds, Series 1992, 6.375%,
                 11/01/10

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 20.0%

         150   The Bergen County Utilities Authority (New Jersey), 1992 Water Pollution     12/02 at 102         AAA        153,077
                 Control System Revenue Bonds, Series B, 6.000%, 12/15/13

         500   The Essex County Improvement Authority (Essex County, New Jersey), County    12/02 at 102        Baa1        510,875
                 Guaranteed Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12

       1,235   The Board of Education of the Borough of Little Ferry, Bergen County, New    No Opt. Call         N/R      1,248,474
                 Jersey, Certificates of Participation, 6.300%, 1/15/08

         250   Mercer County Improvement Authority (New Jersey), Solid Waste Revenue        No Opt. Call          Aa        203,030
                 Bonds, County Guaranteed, Site and Disposal Facilities Project
                 Refunding, 1992 Issue, 0.000%, 4/01/04

       3,025   Middlesex County Improvement Authority (New Jersey), County Guaranteed        9/09 at 100         Aaa      2,911,411
                 Open Space Trust Fund Revenue Bonds, Series 1999, 5.250%, 9/15/15

       5,280   New Jersey Economic Development Authority, Lease Revenue Bonds, Series       11/08 at 101         Aaa      4,354,786
                 1998 (Bergen County Administration Complex), 4.750%, 11/15/26

               New Jersey Economic Development Authority, Market Transition Facility
                 Senior Lien Revenue Bonds, Series 1994A:
         300   7.000%, 7/01/04                                                              No Opt. Call         AAA        323,784
         650   5.875%, 7/01/11                                                               7/04 at 102         AAA        667,563


   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               New Jersey Sports and Exposition Authority, Convention Center Luxury
               Tax Bonds, 1992 Series A:
     $   100     6.000%, 7/01/07                                                             7/02 at 102         AAA    $   104,646
         250     6.250%, 7/01/20                                                             7/02 at 102         AAA        262,983

         100   North Jersey District Water Supply Commission of the State of New             7/03 at 102         AAA        103,545
                 Jersey, Wanaque South Project Revenue Refunding Bonds, Series 1993,
                 5.700%, 7/01/05

       2,350   The Ocean County Utilities Authority (New Jersey), Wastewater                 7/00 at 100         AAA      2,186,370
                 Revenue Bonds, Refunding Series 1987, 5.000%, 1/01/14

         170   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series         7/06 at 101 1/2           A        154,443
                 1995, Guaranteed by the Commonwealth of Puerto Rico, 5.000%,
                 7/01/15

       5,000   Puerto Rico Public Finance Corporation, 1998 Series A Bonds                  No Opt. Call         AAA      4,494,150
                 (Commonwealth Appropriation Bonds), 5.125%, 6/01/24

       5,000   The Union County Utilities Authority (Union County, New Jersey),              6/08 at 102         Aaa      4,241,850
                 Solid Waste Bonds, County Deficiency Agreement, Series 1998A1,
                 5.000%, 6/15/28 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 14.7%

       2,150   Delaware River Port Authority (New Jersey), Port District Project             1/08 at 101         AAA      1,855,429
                 Bonds, Series B of 1998, 5.000%, 1/01/26

       3,500   Delaware River Port Authority (New Jersey and Pennsylvania),                  1/10 at 100         AAA      3,454,710
                 Revenue Bonds, Series of 1999, 5.750%, 1/01/22

               Parking Authority of the City of Hoboken, County of Hudson, New Jersey,
               Parking General Revenue Refunding Bonds, Series 1992A:
         330     5.850%, 3/01/00                                                            No Opt. Call        Baa1        330,026
         100     6.625%, 3/01/09                                                             3/02 at 102        Baa1        103,922

       1,750   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C,         No Opt. Call        BBB+      1,866,375
                 6.500%, 1/01/08

         125   The Port Authority of New York and New Jersey, Consolidated Bonds,           10/04 at 101         AAA        131,368
                 Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative Minimum Tax)

         200   The Port Authority of New York and New Jersey, Consolidated Bonds,            7/04 at 101         AA-        202,630
                 Ninety-Fifth Series, 5.500%, 7/15/05 (Alternative Minimum Tax)

               The Port Authority of New York and New Jersey, Consolidated Bonds,
               One Hundred Ninth Series:
       1,500     5.375%, 7/15/22                                                             1/07 at 101         AA-      1,380,930
       2,000     5.375%, 7/15/27                                                             1/07 at 101         AAA      1,828,320

       2,000   The Port Authority of New York and New Jersey, Consolidated Bonds,            6/05 at 101         AA-      1,899,260
                 One Hundred Twelfth Series, 5.250%, 12/01/13 (Alternative Minimum
                 Tax)

       3,100   The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100         AAA      2,984,928
                 Series 6, JFK International Air Terminal LLC Project, 5.750%,
                 12/01/25 (Alternative Minimum Tax)

          45   South Jersey Transportation Authority, Transportation System Revenue         11/02 at 102         AAA         46,580
                 Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 8.6%

               The Essex County Improvement Authority (Essex County, New Jersey),
               City of Newark, General Obligation Lease Revenue Bonds, Series 1994:
         620     6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                   4/04 at 102     BBB+***        659,872
         450     6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                   4/04 at 102     BBB+***        483,053

         100   The Essex County Improvement Authority (Essex County, New Jersey),           12/04 at 102         AAA        109,828
                 County of Essex, General Obligation Lease Revenue Bonds, Series 1994
                 (County Jail and Youth House Projects), 6.900%, 12/01/14 (Pre-refunded to 12/01/04)

               The Monmouth County Improvement Authority (Monmouth County, New Jersey),
               Revenue Bonds, Series 1992 (Howell Township Board of Education Project):
         100     6.000%, 7/01/03 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA        104,646
          50     6.450%, 7/01/08 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA         52,816

         200   New Jersey Economic Development Authority, Lease Rental Bonds, 1992           3/02 at 102         AAA        211,788
                 Series (Liberty State Park Project), 6.800%, 3/15/22 (Pre-refunded to 3/15/02)

                    Portfolio of Investments
                    Nuveen Flagship New Jersey Municipal Bond Fund (continued) February 29, 2000



   Principal                                                                               Optional Call                     Market
 Amount (000)  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

     $ 1,480   New Jersey Health Care Facilities Financing Authority                        No Opt. Call         AAA     $1,676,574
                 (Hackensack Hospital), Revenue Bonds, Series 1979A, 8.750%,
                 7/01/09

       2,065   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/01 at 102       A2***      2,202,302
                 Series 1990-E (Kennedy Memorial Hospital), 8.375%, 7/01/10
                 (Pre-refunded to 7/01/01)

               New Jersey Health Care Facilities Financing Authority, Bayonne Hospital
               Obligated Group Revenue Bonds, Series 1994:
          35     6.400%, 7/01/07 (Pre-refunded to 7/01/04)                                   7/04 at 102         AAA         37,445
          25     6.250%, 7/01/12 (Pre-refunded to 7/01/04)                                   7/04 at 102         AAA         26,602

         365   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102     Baa3***        385,524
                 Palisades Medical Center Obligated Group Issue, Series 1992, 7.500%,
                 7/01/06 (Pre-refunded to 7/01/02)

         180   New Jersey Economic Development Authority, Economic Growth Bonds,        12/02 at 101 1/2      Aa3***        189,833
                 Composite Issue - 1992 Second Series A3, 6.550%, 12/01/07
                 (Alternative Minimum Tax) (Pre-refunded to 12/01/02)

         625   New Jersey Economic Development Authority, Insured Revenue Bonds              5/05 at 102         AAA        665,181
                 (Educational Testing Service Issue), Series 1995B, 6.125%, 5/15/15
                 (Pre-refunded to 5/15/05)

         100   New Jersey Educational Facilities Authority, Stevens Institute of             7/02 at 102        A***        105,430
                 Technology Issue Revenue Bonds, 1992 Series A, 6.400%, 7/01/03
                 (Pre-refunded to 7/01/02)

         195   New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series,          No Opt. Call         AAA        214,375
                 10.375%, 1/01/03

         200   New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds,            4/04 at 102      Aa1***        214,574
                 Series 1994A, 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

         300   The Township of North Bergen (Hudson County, New Jersey), Fiscal Year         8/02 at 102         AAA        317,706
                 Adjustment General Obligation Bonds, Series 1992, 6.500%, 8/15/12
                 (Pre-refunded to 8/15/02)

          60   Puerto Rico Highway and Transportation Authority, Highway Revenue         7/02 at 101 1/2         AAA         63,669
                 Bonds (Series T), 6.625%, 7/01/18 (Pre-refunded to 7/01/02)

          55   South Jersey Transportation Authority, Transportation System Revenue         11/02 at 102         AAA         57,566
                 Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06 (Pre-refunded to 11/01/02)

       1,100   Sparta Township School District, General Obligation Bonds (Unlimited          9/06 at 100         AAA      1,144,330
                 Tax), 5.800%, 9/01/18 (Pre-refunded to 9/01/06)

         100   University of Medicine and Dentistry of New Jersey, Series E, 6.500%,        12/01 at 102      AA-***        105,090
                 12/01/18 (Pre-refunded to 12/01/01)

         300   The Wanaque Borough Sewerage Authority (Passaic County, New Jersey),         12/02 at 102       A3***        322,266
                 Sewer Revenue Bonds, Series 1992 (Bank Qualified), 7.000%, 12/01/21
                 (Pre-refunded to 12/01/02)

          75   The Wanaque Valley Regional Sewerage Authority (Passaic County,               9/03 at 102     Baa1***         79,080
                 New Jersey), Sewer Revenue Bonds, 1993 Series A, 6.125%, 9/01/22
                 (Pre-refunded to 9/01/03)

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.1%

         685   Pollution Control Financing Authority of Camden County (Camden County,       No Opt. Call          B2        668,067
                 New Jersey), Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991 C, 7.125%, 12/01/01 (Alternative Minimum
                 Tax)

       2,645   Pollution Control Financing Authority of Camden County (Camden County,       12/01 at 102          B2      2,502,673
                 New Jersey), Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991 D, 7.250%, 12/01/10

         300   The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         N/R        311,850
                 Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative
                 Minimum Tax)

         250   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,         No Opt. Call        BBB+        254,328
                 Series Q, 5.900%, 7/01/01

         790   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,         No Opt. Call        BBB+        871,963
                 7.000%, 7/01/07

       2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,          7/04 at 100        BBB+      1,882,120
                 5.500%, 7/01/20

       1,500   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,          7/05 at 100        BBB+      1,354,635
                 Series Z, 5.250%, 7/01/21

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*  Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.3%

$        250   The Hoboken-Union City-Weehawken Sewerage Authority (New Jersey), Sewer       8/02 at 102         AAA   $    253,960
                 Revenue Bonds, Refunding Series 1992, 6.200%, 8/01/19

       3,800   The North Hudson Sewerage Authority (New Jersey), Sewer Revenue Bonds,        8/06 at 101         AAA      3,390,702
                 Series 1996, 5.125%, 8/01/22
-----------------------------------------------------------------------------------------------------------------------------------
$    115,235   Total Investments - (cost $113,784,605) - 99.4%                                                          109,337,045
===============--------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.6%                                                                         643,015
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $109,980,060
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship New York Municipal Bond Fund
February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
    $    700   Essex County Industrial Development Agency (New York), Environmental         11/09 at 101          A3   $    688,646
                 Improvement Revenue Bonds, 1999 Series A (International Paper
                 Company Projects), 6.450%, 11/15/23 (Alternative Minimum Tax)

         750   Jefferson County Industrial Development Agency, Multi-Modal                  11/02 at 102        Baa1        780,255
                 Interchangeable Rate, Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Series 1990, 7.200%, 12/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.5%

       1,500   Nassau County Tobacco Settlement Corporation (New York), Tobacco              7/09 at 101          A2      1,503,780
                 Settlement Asset-Backed Bonds,  Series A, 6.500%, 7/15/27

       2,750   Tobacco Settlement Asset Securitization Corporation (TSASC), Tobacco          7/09 at 101         Aa1      2,688,098
                  Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27

       2,500   Westchester Tobacco Asset Securitization Corporation (New York),              7/10 at 101          A1      2,134,950
                 Tobacco Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 12.3%

       1,750   Town of Brookhaven Industrial Development Agency, 1993 Civic Facility         3/03 at 102        BBB-      1,788,238
                 Revenue Bonds (Dowling College/The National Aviation and Transportation
                 Center Civic Facility), 6.750%, 3/01/23

      2,470    Dutchess County Industrial Development Agency, Civic Facility Revenue        11/03 at 102           A      2,577,124
                 Bonds (The Bard College Project), Series 1992, 7.000%, 11/01/17

        195    New York City Industrial Development Agency, Civic Facility Revenue          11/01 at 102         Aa1        203,880
                 Bonds (Federation Protestant Welfare), Series 1991, 6.950%, 11/01/11

                 New York City Industrial Development Agency, Civic Facility Revenue
                 Bonds (College of New Rochelle Project), Series 1995:
       1,000       6.200%, 9/01/10                                                           9/05 at 102        Baa2      1,034,190
       1,000       6.300%, 9/01/15                                                           9/05 at 102        Baa2      1,007,060

       2,000   Dormitory Authority of the State of New York, State University                5/00 at 102           A      2,050,940
                 Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01
         750   Dormitory Authority of the State of New York, City University System         No Opt. Call        Baa1        841,193
                 Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                 7.500%, 7/01/10

         500   Dormitory Authority of the State of New York, Revenue Bonds, State            7/01 at 102          A-        526,885
                 University Athletic Facility Issue, Series 1991, 7.250%, 7/01/21

       2,100   Dormitory Authority of the State of New York, University of Rochester         7/04 at 102          A+      2,166,969
                 Revenue Bonds, Series 1994A, 6.500%, 7/01/19

       1,500   Dormitory Authority of the State of New York, City University System         No Opt. Call          A-      1,522,725
                 Consolidated Second General Resolution Revenue Bonds, Series 1993A,
                 5.750%, 7/01/07

       1,000   Dormitory Authority of the State of New York, State University                5/14 at 100          A-        912,400
                 Educational Facilities Revenue Bonds, Series 1993B, 5.250%, 5/15/19

       4,925   Dormitory Authority of the State of New York, City University System          7/05 at 102         AAA      4,469,832
                 Consolidated Third General Resolution Revenue Bonds, 1995 Series 1,
                 5.375%, 7/01/25

       1,750   Dormitory Authority of the State of New York, University of Rochester         7/09 at 101          A+      1,648,308
                 Revenue Bonds, Series 1999A and 1999B, 5.625%, 7/01/24

       1,250   Dormitory Authority of the State of New York, Pratt Institute Revenue         7/09 at 102          AA      1,225,600
                 Bonds, Series 1999, 6.000%, 7/01/24

       2,700   Dormitory Authority of the State of New York, Marymount Manhattan             7/09 at 101          AA      2,722,626
                 College Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

    $  3,515   Suffolk County Industrial Development Agency, Civic Facility Revenue          6/04 at 102        BBB-   $  3,365,613
                 Bonds (Dowling College Civic Facility), Series 1994, 6.625%, 6/01/24

       1,000   Suffolk County Industrial Development Agency, Civic Facility Revenue         12/06 at 102        BBB-        974,420
                 Refunding Bonds (Dowling College Civic Facility), Series 1996, 6.700%,
                 12/01/20

               City of Utica Industrial Development Agency (New York), Civic Facility
               Revenue Bonds (Utica College Project), Series 1998A:
         900     5.300%, 8/01/08                                                            No Opt. Call         N/R        857,007
       1,000     5.750%, 8/01/28                                                             8/08 at 102         N/R        862,470
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 9.7%

       3,300   Dormitory Authority of the State of New York, Menorah Campus, Inc.,           2/07 at 102         AAA      3,295,281
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997, 5.950%,
                 2/01/17

       1,000   Dormitory Authority of the State of New York, NYACK Hospital Revenue          7/06 at 102         Baa        981,250
                 Bonds, Series 1996, 6.000%, 7/01/06

       2,250   Dormitory Authority of the State of New York, The Rosalind and Joseph         2/07 at 102         AAA      2,116,507
                 Gurwin Jewish Geriatric Center of Long Island, Inc., FHA-Insured Mortgage
                 Nursing Home Revenue Bonds, Series 1997, 5.700%, 2/01/37

       2,500   Dormitory Authority of the State of New York, The Brooklyn Hospital           2/09 at 101         Aaa      2,178,700
                 Center, FHA Insured Mortgage Hospital Revenue Bonds, Series 1999,
                 5.150%, 2/01/29

       2,700   Dormitory Authority of the State of New York (Catholic Health Services        7/09 at 101         AAA      2,505,114
                 of Long Island Obligated Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/22

       1,925   New York State Medical Care Facilities Finance Agency, Hospital and           8/02 at 102         AAA      1,935,703
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
                 6.200%, 8/15/22

       2,255   New York State Medical Care Facilities Finance Agency, Hospital and           8/04 at 102         AAA      2,334,940
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series C,
                 6.400%, 8/15/14

       1,000   New York State Medical Care Facilities Finance Agency, Brookdale             No Opt. Call         AAA      1,020,440
                 Hospital Medical Center Secured Hospital Revenue Bonds, 1995 Series A,
                 6.400%, 2/15/01

         325   New York State Medical Care Facilities Finance Agency, Hospital and Nursing   8/00 at 101          AA        332,173
                 Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

       1,000   New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage   2/05 at 102          AA      1,012,790
                 Project Revenue Bonds, 1995 Series B, 6.100%, 2/15/15

         960   New York State Medical Care Facilities Finance Agency, Health Center         11/05 at 102         Aa1        983,338
                 Projects Revenue Bonds (Secured Mortgage Program), 1995 Series A,
                 6.375%, 11/15/19

       1,020   New York State Medical Care Facilities Finance Agency, Hospital and Nursing   2/04 at 102          AA      1,026,263
                 Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%, 2/15/21

         345   New York State Medical Care Facilities Finance Agency, Hospital and Nursing   8/01 at 102          AA        362,343
                 Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%, 8/15/31

       2,150   Newark-Wayne Community Hospital, Inc., Hospital Revenue Improvement and       9/03 at 102         N/R      2,214,909
                 Refunding Bonds, Series 1993A, 7.600%, 9/01/15

       2,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds    12/02 at 102         BBB      2,012,140
                 (1992 Jewish Board of Family and Children's Services, Inc. Project),
                 6.750%, 12/15/12
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 5.2%

       1,000   City of Batavia Housing Authority, Tax-Exempt Mortgage Revenue Refunding      7/01 at 102         Aaa      1,017,240
                 Bonds, Series 1994A (Washington Towers - FHA-Insured Mortgage),
                 6.500%, 1/01/23

       2,000   New York City Housing Development Corporation, Multi-Family Mortgage          4/03 at 102         AAA      2,074,060
                 Revenue Bonds (FHA-Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15

       1,250   New York City Housing Development Corporation, Multi-Unit Mortgage            6/01 at 102         AAA      1,307,588
                 Refunding Bonds (FHA-Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19

         750   Dormitory Authority of the State of New York, GNMA Collateralized             8/00 at 101         AAA        759,270
                 Revenue Bonds (Park Ridge Housing, Inc. Project), Series 1989,
                 7.850%, 2/01/29

       2,240   New York State Finance Agency, Housing Project Mortgage Revenue Bonds,        5/06 at 102         AAA      2,238,454
                 1996 Series A Refunding, 6.125%, 11/01/20

               Portfolio of Investments
               Nuveen Flagship New York Municipal Bond Fund (continued) February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

               New York State Housing Finance Agency, Insured Multi-Family Mortgage
               Housing Revenue Bonds, 1992 Series A:
    $  1,650     6.950%, 8/15/12                                                             8/02 at 102          AA   $  1,730,471
         500     7.000%, 8/15/22                                                             8/02 at 102          AA        523,185

       1,000   New York State Housing Finance Agency, Multi-Family Housing Revenue           2/04 at 102         Aa1      1,037,940
                 Bonds (Secured Mortgage Program), 1994 Series C, 6.450%, 8/15/14

       1,000   New York State Urban Development Corporation, Section 236 Revenue Bonds,      1/02 at 102         AAA      1,043,430
                 Series 1992A, 6.750%, 1/01/26

       1,300   Tonawanda Housing Authority, New York, Housing Revenue Bonds (Kibler          9/09 at 103         N/R      1,286,389
                 Senior Housing, L.P. Project), Series 1999B Bonds, 7.750%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 2.0%

       1,500   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          9/04 at 102         Aa1      1,539,960
                 Series 43, 6.450%, 10/01/17

       1,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          3/05 at 102         Aa1      1,028,340
                 1995 Series 46, 6.600%, 10/01/19 (Alternative Minimum Tax)

       2,700   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          3/08 at 101         Aa1      2,398,923
                 Series 69, 5.500%, 10/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.0%

       2,000   Dormitory Authority of the State of New York, Bishop Henry R. Hucles          7/06 at 102         Aa1      1,893,540
                 Nursing Home, Inc. Revenue Bonds, Series 1996, 6.000%, 7/01/24

       2,460   Dormitory Authority of the State of New York, W.K. Nursing Home               8/06 at 102         AAA      2,465,830
                 Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996,
                 5.950%, 2/01/16

       1,500   Dormitory Authority of the State of New York, Concord Nursing Home, Inc.      7/10 at 101          A1      1,511,865
                 Revenue Bonds, Series 2000, 6.500%, 7/01/29

       5,000   Syracuse Housing Authority (Syracuse, New York), FHA-Insured Mortgage         2/08 at 102         AAA      4,743,250
                 Revenue Bonds (Loretto Rest Residential Health Care Facility Project),
                 Series 1997A, 5.800%, 8/01/37

       2,100   UFA Development Corporation, Utica, New York, FHA-Insured Mortgage            7/04 at 102         Aa2      2,021,712
                 Revenue Bonds, Series 1993, (Loretto-Utica Project), 5.950%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 7.0%

           5   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA          5,256
                 Fixed Rate Bonds, Subseries C1, 6.625%, 8/01/13

       1,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,     2/06 at 101 1/2          A-        969,150
                 5.750%, 2/01/19

               The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
       2,000     5.750%, 2/01/17                                                         2/06 at 101 1/2          A-      1,954,460
       2,500     5.750%, 2/01/20                                                         2/06 at 101 1/2          A-      2,415,100

       1,750   The City of New York, General Obligation Bonds, Fiscal 1997 Series D,    11/06 at 101 1/2          A-      1,781,938
                 Tax Exempt Bonds, 5.875%, 11/01/11

       1,450   The City of New York, General Obligation Bonds, Fiscal 1992 Series B,     2/02 at 101 1/2          A-      1,536,725
                 7.500%, 2/01/06

       5,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series J,         8/08 at 101          A-      4,222,800
                 5.000%, 8/01/23

       4,440   The City of New York, General Obligation Bonds, Fiscal 1999 Series C,         8/08 at 101          A-      3,772,402
                 5.000%, 8/15/22

               South Orangetown Central School District, Rockland County, New York,
               Serial General Obligation Bonds, Series 1990:
         390     6.875%, 10/01/08                                                           No Opt. Call          A2        431,917
         390     6.875%, 10/01/09                                                           No Opt. Call          A2        434,444
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 21.0%

         300   Albany Housing Authority, City of Albany, New York, Limited Obligation       10/05 at 102        Baa1        297,000
                 Bonds, Series 1995, 5.850%, 10/01/07

       1,500   Albany Parking Authority, Aggregate Principal Amount, Parking Revenue        No Opt. Call        Baa1        509,445
                 Refunding Bonds, Series 1992A, 0.000%, 11/01/17

       2,500   New York Housing Corporation, Senior Revenue Refunding Bonds,                11/03 at 102          AA      2,275,325
                 Series 1993, 5.000%, 11/01/13



   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

    $  4,000   Metropolitan Transportation Authority (New York), Transit Facilities      7/03 at 101 1/2          A-   $  3,925,800
                 Service Contract Bonds, Series P, 5.750%, 7/01/15

       1,500   New York Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,     4/10 at 100         AAA      1,500,465
                 Series 2000A, 6.000%, 4/01/30

       1,500   New York City Transitional Finance Authority, Future Tax Secured Bonds,       5/10 at 101          AA      1,496,745
                 Fiscal 2000 Series B, 6.000%, 11/15/29

         220   Dormitory Authority of the State of New York, Judicial Facilities Lease  4/00 at 114 5/32        Baa1        252,087
                 Revenue Bonds (Suffolk County Issue), Series 1991A, 9.500%, 4/15/14

       1,000   Dormitory Authority of the State of New York, Department of Education         7/04 at 102          A-      1,000,670
                 of the State of New York Issue, Series 1994A, 6.250%, 7/01/24

       2,900   Dormitory Authority of the State of New York, Department of Health of         7/04 at 102        BBB+      2,629,546
                 the State of New York, Series 1994, 5.500%, 7/01/23

       2,225   Dormitory Authority of the State of New York, Court Facilities Lease      5/03 at 101 1/2          A-      2,089,765
                 Revenue Bonds (The City of New York Issue), Series 1993A,
                 5.700%, 5/15/22

       2,500   Dormitory Authority of the State of New York, Mental Health Services          2/07 at 102           A      2,336,700
                 Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21

       2,000   Dormitory Authority of the State of New York, Mental Health Services          8/09 at 101         AAA      1,749,400
                 Facilities Improvement Revenue Bonds, Series 1999D, 5.250%, 2/15/29

       1,545   New York State Environmental Facilities Corporation, State Park               3/03 at 101          A-      1,537,244
                 Infrastructure Special Obligation Bonds, Series 1993 A, 5.750%, 3/15/13

       1,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds    5/06 at 101 1/2          A-      1,022,240
                 (New York City), 1996 Series A Refunding, 6.000%, 11/01/08

         340   New York State Housing Finance Agency, Health Facilities Revenue Bonds       11/00 at 102        BBB+        350,040
                 (New York City), 1990 Series A Refunding, 8.000%, 11/01/08

       2,990   New York State Housing Finance Agency, Service Contract Obligation            9/03 at 102          A-      2,969,698
                 Revenue Bonds, 1993 Series C Refunding, 5.875%, 9/15/14

       2,000   New York State Housing Finance Agency, Service Contract Obligation            9/05 at 102          A-      2,027,960
                 Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

         250   State of New York Municipal Bond Bank Agency, Special Program Bonds           9/01 at 102        BBB+        260,738
                 (City of Buffalo), 1991 Series A, 6.875%, 3/15/06

         110   New York State Medical Care Facilities Finance Agency, Mental Health          8/00 at 100          A-        110,255
                 Services Facilities Improvement Revenue Bonds, 1988 Series A,
                 7.700%, 2/15/18

          15   New York State Medical Care Facilities Finance Agency, Mental Health          8/04 at 102           A         15,376
                 Services Facilities Improvement Revenue Bonds, 1994 Series E,
                 6.500%, 8/15/24

       7,500   New York State Urban Development Corporation, Correctional Capital            1/04 at 102          A-      6,628,200
                 Facilities Revenue Bonds, 1993A Refunding Series, 5.250%, 1/01/21

       1,000   New York State Urban Development Corporation, Project Revenue Bonds           1/06 at 102          A-      1,006,970
                 (Onondaga County Convention Center), Refunding Series 1995,
                 6.250%, 1/01/20

       5,090   New York State Urban Development Corporation, Correctional Capital            1/03 at 102          A-      4,853,824
                 Facilities Revenue Bonds, 1993 Refunding Series, 5.500%, 1/01/15

       2,500   New York State Urban Development Corporation, Correctional Facilities         1/08 at 102          A-      2,054,550
                 Service Contract Revenue Bonds, Series A, 5.000%, 1/01/28

       2,000   City School District of the City of Niagara Falls (New York),                 6/08 at 101        BBB-      1,683,220
                 Certificates of Participation (High School Facility), Series 1998,
                 5.375%, 6/15/28

       2,000   34th Street Partnership, Inc., 34th Street Business Improvement District      1/03 at 102          A1      1,819,800
                 (New York), Capital Improvement Bonds, Series 1993, 5.500%, 1/01/23

         500   Triborough Bridge and Tunnel Authority (New York), Convention Center         No Opt. Call          A-        550,885
                 Project Bonds, Series E, 7.250%, 1/01/10

       2,000   Triborough Bridge and Tunnel Authority (New York), Special Obligation         1/01 at 102          A1      2,082,400
                 Refunding Bonds, Series 1991B, 7.100%, 1/01/10

               Portfolio of Investments

               February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

      $2,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding          1/01 at 102         AAA     $2,083,240
                 Bonds, Series 1991B, 7.100%, 1/01/10

       1,250   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands       10/10 at 101        BBB-      1,240,050
                 Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 7.0%

         500   Albany Parking Authority, Aggregate Principal Amount Parking Revenue          9/01 at 102           A        513,880
                 Refunding Bonds (Green and Hudson Garage Project - Letter of Credit
                 Secured), Series 1991A, 7.150%, 9/15/16

       4,000   Metropolitan Transportation Authority (New York), Commuter Facilities     7/07 at 101 1/2         AAA      3,901,280
                 Revenue Bonds, Series 1997A, 5.750%, 7/01/21

       2,000   Metropolitan Transportation Authority (New York), Commuter Facilities         7/07 at 101         AAA      1,805,660
                 Revenue Bonds, Series 1997C, 5.375%, 7/01/27

       2,000   New York City Industrial Development Agency, Special Facility                 8/07 at 102        Baa1      1,715,300
                 Revenue Bonds (1990 American Airlines, Inc. Project), Remarketed,
                 5.400%, 7/01/20 (Alternative Minimum Tax)

       4,000   New York City Industrial Development Agency, Special Facility                 1/04 at 102           A      3,935,600
                 Revenue Bonds, Series 1994 (Terminal One Group Association, L.P.
                 Project), 6.125%, 1/01/24 (Alternative Minimum Tax)

         500   New York City Industrial Development Agency, Special Facility Revenue        12/08 at 102           A        403,120
                 Bonds, Series 1998 (1998 British Airways PLC Project), 5.250%,
                 12/01/32 (Alternative Minimum Tax)

       1,000   Niagara Frontier Transportation Authority (Buffalo Niagara International      4/09 at 101         AAA        932,420
                 Airport), Airport Revenue Bonds, Series 1999A, 5.625%, 4/01/29
                 (Alternative Minimum Tax)

       1,500   The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100         AAA      1,444,320
                 Series 6, JFK International Air Terminal LLC Project, 5.750%,
                 12/01/25 (Alternative Minimum Tax)

       3,000   Triborough Bridge and Tunnel Authority (New York), General Purpose            1/10 at 100         Aa3      2,751,840
                 Revenue Bonds, Series 1999B, 5.500%, 1/01/30
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 14.8%

       1,600   County of Franklin Industrial Development Agency, Lease Revenue Bonds        11/02 at 102     BBB-***      1,679,248
                 (County Correctional Facility Project), Series 1992, 6.750%, 11/01/12
                 (Pre-refunded to 11/01/02)

       1,025   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,      7/02 at 102         AAA      1,084,307
                 Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

       1,000   City of Rochelle Industrial Development Agency, Civic Facility Revenue        7/02 at 102     Baa2***      1,057,850
                 Bonds (College of New Rochelle Project - 1992 Series), 6.625%,
                 7/01/12 (Pre-refunded to 7/01/02)

          40   The City of New York General Obligation Bonds, Fiscal 1992 Series C,      8/02 at 101 1/2         AAA         42,294
                 6.625%, 8/01/13 (Pre-refunded to 8/01/02)

          40   The City of New York General Obligation Bonds, Fiscal 1991 Series F,     11/01 at 101 1/2         AAA         42,982
                 Tax-Exempt Bonds, 8.250%, 11/15/19 (Pre-refunded to 11/15/01)

       1,000   The City of New York General Obligation Bonds, Fiscal 1995 Series B,          8/04 at 101         Aaa      1,090,850
                 7.000%, 8/15/16 (Pre-refunded to 8/15/04)

         550   The City of New York General Obligation Bonds, Fiscal 1992 Series B,      2/02 at 101 1/2       A-***        585,349
                 7.500%, 2/01/06 (Pre-refunded to 2/01/02)

       1,500   New York City Municipal Water Finance Authority (New York), Water         6/01 at 101 1/2         Aaa      1,583,775
                 and Sewer System Revenue Bonds, Fiscal 1991 Series C, 7.750%,
                 6/15/20 (Pre-refunded to 6/15/01)

       5,345   New York City Industrial Development Agency, Civic Facility Revenue           7/02 at 102      Aa2***      5,645,710
                 Bonds (1992 The Lighthouse, Inc. Project), 6.500%, 7/01/22
                 (Pre-refunded to 7/01/02)

         300   State of New York Serial Bonds, Series 1991, 7.300%, 3/01/12                  3/01 at 102       A+***        314,853
                 (Pre-refunded to 3/01/01)

         300   Dormitory Authority of the State of New York, State of New York               7/01 at 102     Baa1***        317,976
                 Department of Education Revenue Bonds, Series 1991, 7.750%,
                 7/01/21 (Pre-refunded to 7/01/01)

         400   Dormitory Authority of the State of New York, Menorah Campus, Inc.,           8/01 at 102       AA***        423,572
                 FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 2/01/31
                 (Pre-refunded to 8/01/01)

         250   Dormitory Authority of the State of New York, Department of Health            7/01 at 102     BBB+***        263,208
                 Revenue Bonds, Veterans Home, Series 1990, 7.250%, 7/01/21
                 (Pre-refunded to 7/01/01)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

      $  235   Dormitory Authority of the State of New York, Iroquois Nursing                2/01 at 102      AA-***     $  245,479
                 Insured Revenue Bonds, Series 1991, 7.000%, 2/01/15
                 (Pre-refunded to 2/01/01)

         985   Dormitory Authority of the State of New York, Dormitory Revenue Bonds,        7/04 at 102         AAA      1,095,468
                 State University Issue, Series X, 7.400%, 7/01/24
                 (Pre-refunded to 7/01/04)

       1,500   Dormitory Authority of the State of New York, Department of Health            7/05 at 102         AAA      1,629,630
                 of the State of New York Revenue Bonds, Series 1995, 6.625%, 7/01/24
                 (Pre-refunded to 7/01/05)

         215   New York State Energy Research and Development Authority, Electric            1/03 at 102       A-***        229,805
                 Facilities Revenue Bonds (Long Island Lighting Company Project),
                 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)
                 (Pre-refunded to 1/21/03)

         200   New York State Housing Finance Agency, State University Construction         No Opt. Call         AAA        238,688
                 Refunding Bonds, 1986 Series A, 8.000%, 5/01/11

       1,660   New York State Housing Finance Agency, Health Facilities Revenue             11/00 at 102         AAA      1,734,551
                 Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)

         250   State of New York Municipal Bond Bank Agency, Special Program                 9/01 at 102         AAA        263,163
                 Revenue Bonds (City of Rochester), 1991 Series A, 6.750%, 3/15/11
                 (Pre-refunded to 9/15/01)

       1,460   New York State Medical Care Facilities Finance Agency, Mental Health          2/01 at 102         Aaa      1,533,146
                 Services Facilities Improvement Revenue Bonds, 1991 Series A,
                 7.500%, 2/15/21 (Pre-refunded to 2/15/01)

       1,365   New York State Medical Care Facilities Finance Agency, Mental Health          2/03 at 102         AAA      1,443,761
                 Services Facilities Improvement Revenue Bonds, 1992 Series F,
                 6.450%, 2/15/09 (Pre-refunded to 2/15/03)

               New York State Medical Care Facilities Finance Agency, New York Hospital
               FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
       1,000     6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                   2/05 at 102         AAA      1,090,060
       1,000     6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                   2/05 at 102         AAA      1,092,240

       2,700   New York State Medical Care Facilities Finance Agency, Hospital               2/05 at 102         AAA      2,942,811
                 Medical Center Secured Revenue Bonds, Series 1995-A, 6.800%,
                 8/15/12 (Pre-refunded to 2/15/05)

       1,480   New York State Medical Care Facilities Finance Agency, Hospital and           2/04 at 102       AA***      1,567,690
                 Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.200%, 2/15/21 (Pre-refunded to 2/15/04)

       1,485   New York State Medical Care Facilities Finance Agency, Mental Health          8/04 at 102        A***      1,591,326
                 Services Facilities Improvement Revenue Bonds, 1994 Series E,
                 6.500%, 8/15/24 (Pre-refunded to 8/15/04)

         140   New York State Medical Care Facilities Finance Agency, Hospital and           8/01 at 102       AA***        148,428
                 Nursing Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%,
                 8/15/31 (Pre-refunded to 8/15/01)

       2,000   New York State Urban Development Corporation, Project Revenue Bonds           1/01 at 102       A-***      2,097,240
                 (Clarkson Center for Advanced Materials Processing Loan),
                 Series 1990, 7.800%, 1/01/20 (Pre-refunded to 1/01/01)

       2,900   New York State Urban Development Corporation, State Facilities Revenue        4/01 at 102         Aaa      3,056,571
                 Bonds, Series 1991, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

       1,000   Orangetown Housing Authority (Rockland County, New York), Housing            10/00 at 102        A***      1,039,690
                 Facilities Revenue Bonds (Orangetown Senior Housing Center -
                 1990 Series), 7.600%, 4/01/30 (Pre-refunded to 10/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.4%

       6,500   Erie County Industrial Development Agency, Solid Waste Disposal              12/10 at 103         N/R      6,923,020
                 Facility Revenue Bonds (1998 Canfibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

       4,325   Long Island Power Authority (New York), Electric System General               6/03 at 101          A-      3,864,734
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/29

               New York City Industrial Development Agency, Industrial Development
               Revenue Bonds (Brooklyn Navy Yard Cogeneration Partners, L.P. Project),
               Series 1997:
       4,000     5.650%, 10/01/28 (Alternative Minimum Tax)                                 10/08 at 102        BBB-      3,471,760
       5,950     5.750%, 10/01/36 (Alternative Minimum Tax)                                 10/08 at 102        BBB-      5,185,187

         350   New York State Energy Research and Development Authority, Electric            7/00 at 101          A+        354,288
                 Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company
                 of New York, Inc. Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

       1,250   New York State Energy Research and Development Authority, Electric            6/02 at 102         N/R      1,332,325
                 Facilities Revenue Bonds (Long Island Lighting Company Project),
                 1989 Series A, 7.150%, 9/01/19 (Alternative Minimum Tax)

               Portfolio of Investments

               February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

    $    285   New York State Energy Research and Development Authority, Electric            1/03 at 102          A-   $    295,072
                 Facilities Revenue Bonds (Long Island Lighting Company Project),
                 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)

       2,435   New York State Energy Research and Development Authority, Adjustable          7/05 at 102         AAA      2,442,594
                 Rate Pollution Control Revenue Bonds (New York State Electric and
                 Gas Corporation Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)

       1,500   New York State Energy Research and Development Authority, Facilities          7/05 at 102         AAA      1,514,760
                 Refunding Revenue Bonds, Series 1995 A (Consolidated Edison Company of
                 New York, Inc. Project), 6.100%, 8/15/20

         750   Onondaga County Resource Recovery Agency, System Revenue Bonds                5/02 at 102        Baa1        764,540
                 (Development Costs - 1992 Series), 7.000%, 5/01/15
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.0%

       2,855   New York City, Municipal Water Finance Authority, Water and Sewer             6/07 at 101         AAA      2,513,023
                 System Revenue Bonds, 1998 Series B, 5.250%, 6/15/29
-----------------------------------------------------------------------------------------------------------------------------------
    $253,970   Total Investments - (cost $245,274,953) - 98.5%                                                          246,606,821
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.5%                                                                       3,731,394
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $250,338,215
               ====================================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

               Portfolio of Investments

               Nuveen New York Insured Municipal Bond Fund
               February 29, 2000


   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 9.8%

    $  1,000   Allegany County Industrial Development Agency (New York), Civic               8/08 at 102         Aaa    $   847,450
                 Facility Revenue Bonds, Series 1998 (Alfred University Civic
                 Facility), 5.000%, 8/01/28

       1,350   Town of Hempstead Industrial Development Agency, Civic Facility               7/06 at 102         AAA      1,354,739
                 Revenue Bonds (Hofstra University Project - Series 1996),
                 5.800%, 7/01/15

       1,000   New York City Industrial Development Agency, Civic Facility Revenue          11/04 at 102         AAA      1,047,880
                 Bonds (USTA National Tennis Center Incorporated Project),
                 6.375%, 11/15/14

       1,145   New York City Industrial Development Agency, Civic Facility Revenue           6/07 at 102         Aaa      1,112,471
                 Bonds (Anti-Defamation League Foundation Project),
                 Series 1997A, 5.600%, 6/01/17

         225   Dormitory Authority of the State of New York, College and                 6/00 at 101 1/2         AAA        230,222
                 University Revenue (Pooled Capital Program), Series 1985,
                 7.800%, 12/01/05

       5,000   Dormitory Authority of the State of New York, New York University             7/01 at 102         AAA      5,199,650
                 Insured Revenue Bonds, Series 1991, 6.250%, 7/01/09

       4,640   Dormitory Authority of the State of New York, Mount Sinai School of           7/04 at 102         AAA      3,968,499
                 Medicine Insured Revenue Bonds, Series 1994A, 5.000%, 7/01/21

       1,500   Dormitory Authority of the State of New York, Sarah Lawrence                  7/05 at 102         AAA      1,498,905
                 College Revenue Bonds, Series 1995, 6.000%, 7/01/24

       5,000   Dormitory Authority of the State of New York, State University                5/06 at 102         AAA      4,618,700
                 Educational Facilities Revenue Bonds, Series 1996, 5.500%,
                 5/15/26

       2,925   Dormitory Authority of the State of New York, Siena College Insured           7/07 at 102         AAA      2,822,918
                 Revenue Bonds, Series 1997, 5.750%, 7/01/26

       4,000   Dormitory Authority of the State of New York, Fordham University              7/08 at 101         AAA      3,390,800
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

       2,530   Dormitory Authority of the State of New York, City University                 7/08 at 101         AAA      2,181,568
                 System Consolidated Third General Resolution Revenue Bonds,
                 1998 Series 2, 5.000%, 7/01/23

       1,760   Dormitory Authority of the State of New York, City University                 7/00 at 102         AAA      1,812,026
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 7.000%, 7/01/14

       3,000   Dormitory Authority of the State of New York, Ithaca College                  7/08 at 101         Aaa      2,613,690
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.2%

      13,730   New York City Health and Hospitals Corporation, Health System                 2/03 at 102         AAA     13,160,342
                 Bonds, 1993 Series A, 5.750%, 2/15/22

       6,460   Dormitory Authority of the State of New York, St. Vincent's                   8/05 at 102         AAA      6,190,812
                 Hospital and Medical Center of New York, FHA-Insured Mortgage
                 Revenue Bonds, Series 1995, 5.800%, 8/01/25

       3,730   Dormitory Authority of the State of New York, Maimonides Medical              2/06 at 102         AAA      3,613,363
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                 1996A, 5.750%, 8/01/24

       2,500   Dormitory Authority of the State of New York, Secured Hospital            2/08 at 101 1/2         AAA      2,117,275
                 Insured Revenue Bonds (Southside Hospital), Series 1998,
                 5.000%, 2/15/25

       3,000   Dormitory Authority of the State of New York (North Shore Health             11/08 at 101         AAA      2,550,990
                 System Obligated Group), North Shore University Hospital
                 Revenue Bonds, Series 1998, 5.000%, 11/01/23

               Dormitory Authority of the State of New York (Catholic Health Services
               of Long Island Obligated Group), St. Francis Hospital Revenue Bonds,
               Series 1999A:
       3,105     5.500%, 7/01/22                                                             7/09 at 101         AAA      2,880,881
       2,260     5.500%, 7/01/29                                                             7/09 at 101         AAA      2,059,900

       1,000   Dormitory Authority of the State of New York, New Island Hospital             7/09 at 101         AAA        965,430
                 Insured Revenue Bonds, Series 1999A, 5.750%, 7/01/19

25

               Portfolio of Investments

               February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

      $3,000   New York State Medical Care Facilities Finance Agency, South Nassau          11/02 at 102         AAA    $ 3,118,950
                 Communities Hospital Project Revenue Bonds, 1992 Series A,
                 6.125%, 11/01/11

       3,200   New York State Medical Care Facilities Finance Agency, North Shore           11/00 at 102         AAA      3,328,064
                 University Hospital Mortgage Project Revenue Bonds, 1990 Series A,
                 7.200%, 11/01/20

       1,670   New York State Medical Care Facilities Finance Agency, Our Lady of           11/01 at 102         AAA      1,742,929
                 Victory Hospital Project Revenue Bonds, 1991 Series A,
                 6.625%, 11/01/16

               New York State Medical Care Facilities Finance Agency, Sisters of
               Charity Hospital of Buffalo Project Revenue Bonds, 1991 Series A:
         500     6.600%, 11/01/10                                                           11/01 at 102         AAA        522,635
       1,550     6.625%, 11/01/18                                                           11/01 at 102         AAA      1,612,558

       1,000   New York State Medical Care Facilities Finance Agency, Aurelia Osborn        11/01 at 102         AAA      1,050,210
                 Fox Memorial Hospital Project Revenue Bonds, 1992 Series A,
                 6.500%, 11/01/19

       2,500   New York State Medical Care Facilities Finance Agency, St. Mary's            11/03 at 102         AAA      2,588,975
                 Hospital (Rochester) Mortgage Project Revenue Bonds, 1994 Series A
                 Refunding, 6.200%, 11/01/14

         645   New York State Medical Care Facilities Finance Agency, Hospital and           8/00 at 101          AA        659,235
                 Nursing Home Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.350%, 2/15/29

       2,890   New York State Medical Care Facilities Finance Agency, Montefiore             2/05 at 102         AAA      2,857,112
                 Medical Center, FHA-Insured Mortgage Revenue Bonds, 1995 Series A,
                 5.750%, 2/15/15
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 9.2%

       5,000   New York City Housing Development Corporation, Multifamily Housing            3/00 at 105         AAA      5,259,650
                 Limited Obligation Bonds, Series 1991A, Pass Through Certificates,
                 6.500%, 2/20/19

               New York State Finance Agency, Housing Project Mortgage Revenue Bonds,
               1996 Series A Refunding:
       5,650     6.100%, 11/01/15                                                            5/06 at 102         AAA      5,721,868
       4,980     6.125%, 11/01/20                                                            5/06 at 102         AAA      4,976,564

         635   New York State Housing Finance Agency, Multi-Family Housing Revenue           5/00 at 102         AAA        648,824
                 Bonds (AMBAC Insured Program), 1989 Series A, 7.450%, 11/01/28

               New York State Urban Development Corporation, Section 236 Revenue Bonds,
               Series 1992A:
       3,850     6.700%, 1/01/12                                                             1/02 at 102         AAA      4,037,418
       9,650     6.750%, 1/01/26                                                             1/02 at 102         AAA     10,069,100
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 1.8%

       4,250   Village of East Rochester Housing Authority, FHA-Insured Mortgage             8/07 at 102         AAA      4,025,260
                 Revenue Bonds (St. John's Meadows Project), Series 1997A,
                 5.700%, 8/01/27

       1,000   Dormitory Authority of the State of New York, United Cerebral Palsy           7/02 at 102         AAA      1,037,330
                 Association of Westchester County, Inc. Insured Revenue Bonds,
                 Series 1992, 6.200%, 7/01/12

       1,000   Dormitory Authory of the State of New York, Sarah Neuman Nursing Home,        8/07 at 102         AAA        914,020
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997,
                 5.450%, 8/01/27
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.8%

       1,000   City of Buffalo, New York, Refunding Serial Bonds of 1991,                    2/01 at 101         AAA      1,020,240
                 6.150%, 2/01/04

               Camden Central School District, Oneida County, New York, School District
               (Serial) Bonds of 1991:
         500     7.100%, 6/15/07                                                            No Opt. Call         AAA        558,035
         600     7.100%, 6/15/08                                                            No Opt. Call         AAA        675,180
         600     7.100%, 6/15/09                                                            No Opt. Call         AAA        680,328
         275     7.100%, 6/15/10                                                            No Opt. Call         AAA        312,920

         500   Greece Central School District, Monroe County, New York, General             No Opt. Call         AAA        528,200
                 Obligation Bonds, School District (Serial) Bonds of 1992,
                 6.000%, 6/15/09

               Town of Halfmoon, Saratoga County, New York, Public Improvement (Serial)
               Bonds of 1991:
         385     6.500%, 6/01/09                                                            No Opt. Call         AAA        423,292
         395     6.500%, 6/01/10                                                            No Opt. Call         AAA        436,041
         395     6.500%, 6/01/11                                                            No Opt. Call         AAA        437,585

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Middle County Central School District at Centereach, In the Town of
               Brookhaven, Suffolk County, New York, School District (Serial)
               Bonds of 1991:
      $  475     6.900%, 12/15/07                                                           No Opt. Call         AAA     $  526,576
         475     6.900%, 12/15/08                                                           No Opt. Call         AAA        531,259

               Mount Sinai Union Free School District, County of Suffolk, New York,
               School District Refunding (Serial) Bonds of 1992:
         500     6.200%, 2/15/15                                                            No Opt. Call         AAA        531,940
       1,035     6.200%, 2/15/16                                                            No Opt. Call         AAA      1,099,367

       1,500   County of Nassau, New York, General Obligation Serial Bonds,                  8/04 at 103         AAA      1,511,835
                 General Improvement Bonds, Series O, 5.700%, 8/01/13

       1,020   City of New Rochelle, Westchester County, New York, General Obligation        8/04 at 102         AAA      1,036,483
                 Public Improvement Bonds, 1994 Series B, 6.200%, 8/15/22

          60   The City of New York, General Obligation Bonds, Fiscal 1992 Series C      8/02 at 101 1/2         AAA         62,650
                 Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10

          20   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA         21,024
                 6.625%, 8/01/12

               The City of New York, General Obligation Bonds, Fiscal 1990 Series B:
       1,300     7.000%, 10/01/15                                                            4/00 at 100         AAA      1,303,146
       1,025     7.000%, 10/01/17                                                            4/00 at 100         AAA      1,027,665
         310     7.000%, 10/01/18                                                            4/00 at 100         AAA        310,685

       2,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series B,         4/00 at 100         AAA      2,005,200
                 7.000%, 10/01/16

       5,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series H,         8/08 at 101         AAA      4,371,150
                 5.125%, 8/01/25

       1,590   City of Niagara Falls, Niagara County, New York, Public Improvement           3/04 at 102         AAA      1,698,486
               (Serial) Bonds of 1994, 6.900%, 3/01/21

       1,505   Town of North Hempstead, Nassau County, New York, General Obligation         No Opt. Call         AAA      1,638,825
                 Refunding Serial Bonds, Refunding Serial Bonds of 1992, Series B,
                 6.400%, 4/01/14

               Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
         960     6.700%, 2/15/13                                                            No Opt. Call         AAA      1,073,798
         960     6.700%, 2/15/14                                                            No Opt. Call         AAA      1,072,714
         960     6.700%, 2/15/15                                                            No Opt. Call         AAA      1,069,632

               Rondout Valley Central School District at Accord, Ulster County, New York,
               General Obligation School District (Serial) Bonds of 1991:
         550     6.800%, 6/15/06                                                            No Opt. Call         AAA        599,715
         550     6.850%, 6/15/07                                                            No Opt. Call         AAA        606,100
         550     6.850%, 6/15/08                                                            No Opt. Call         AAA        610,572
         550     6.850%, 6/15/09                                                            No Opt. Call         AAA        614,312
         550     6.850%, 6/15/10                                                            No Opt. Call         AAA        615,846

         600   County of Suffolk, New York, General Obligation Refunding (Serial) Bonds,     5/02 at 102         AAA        622,218
                 Improvement Refunding Bonds, 1993 Series B, 6.150%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 13.8%

       2,500   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,              4/07 at 101         AAA      2,219,675
                 Series 1996A, 5.250%, 4/01/26

       2,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,              4/10 at 100         AAA      2,000,620
                 Series 2000A, 6.000%, 4/01/30

       3,000   New York City Transitional Finance Authority, Future Tax Secured Bonds,       5/10 at 101         AAA      3,011,280
                 Fiscal 2000 Series B, 6.000%, 11/15/24

       5,000   Dormitory Authority of the State of New York, Municipal Health                1/09 at 101         AAA      4,284,900
                 Facilities Improvement Program, Lease Revenue Bonds (New York City
                 Issue), 1998 Series 1, 5.000%, 1/15/23

       1,750   Dormitory Authority of the State of New York, Office Facilities               4/09 at 101         AAA      1,640,275
                 Lease Revenue Bonds (Department of Audit and Control), Series 1999,
                 5.500%, 4/01/23

       2,500   Dormitory Authority of the State of New York, Court Facilities                5/10 at 101         AAA      2,411,350
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

       2,500   Dormitory Authority of the State of New York, Mental Health                   8/07 at 101         AAA      2,170,825
                 Services Facilities Improvement Revenue Bonds, Series 1997D,
                 5.125%, 8/15/27

               Portfolio of Investments

               February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

     $ 3,400   Dormitory Authority of the State of New York, Mental Health                   8/09 at 101         AAA     $2,973,980
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

       3,280   New York Local Government Assistance Corporation, Series 1993                 4/04 at 100         AAA      2,812,534
                 B Refunding Bonds, 5.000%, 4/01/23

       1,000   New York State Medical Care Facilities Finance Agency, Mental                 8/04 at 102         AAA      1,063,560
                 Health Services Facilities Improvement Revenue Bonds, 1994
                 Series D, 6.150%, 2/15/15

       2,000   New York State Medical Care Facilities Finance Agency, Mental                 2/04 at 102         AAA      1,765,520
                 Health Services Facilities Improvement Revenue Bonds, 1994
                 Series A, 5.250%, 8/15/23

         185   New York State Medical Care Facilities Finance Agency, Mental                 2/02 at 102         AAA        187,024
                 Health Services Facilities Improvement Revenue Bonds, 1992
                 Series B, 6.250%, 8/15/18

         150   New York State Medical Care Facilities Finance Agency, Mental                 2/02 at 102         AAA        155,727
                 Health Services Facilities Improvement Revenue Bonds, 1992
                 Series A, 6.375%, 8/15/17

       2,000   New York State Medical Care Facilities Finance Agency, Mental                 2/04 at 102         AAA      1,796,980
                 Health Services Facilities Improvement Revenue Bonds, 1993
                 Series F Refunding, 5.250%, 2/15/19

       4,000   New York State Urban Development Corporation, Revenue Bonds                   4/06 at 102         AAA      3,780,760
                 (Sports Facility Assistance Program), 1996 Series A, 5.500%,
                 4/01/19

       5,000   New York State Urban Development Corporation, Correctional                    1/09 at 101         AAA      5,001,350
                 Facilities Service Contract Revenue Bonds, Series C, 6.000%,
                 1/01/29

       8,650   Triborough Bridge and Tunnel Authority, Special Obligation                    1/01 at 102         AAA      8,959,497
                 Refunding Bonds, Series 1991B, 6.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 8.3%

       2,500   Albany County Airport Authority, Airport Revenue Bonds,                      12/07 at 102         AAA      2,327,350
                 Series 1997, 5.500%, 12/15/19 (Alternative Minimum Tax)

       3,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge                    1/05 at 101         AAA      2,894,130
                 System Revenue Bonds, Series 1995, 5.750%, 1/01/25

       4,000   Metropolitan Transportation Authority (New York), Commuter                    7/05 to 101         AAA      3,835,720
                 Facilities Subordinated Revenue Bonds, Series 1995-2
                 (Grand Central Terminal Redevelopment Project), 5.700%,
                 7/01/24

       3,000   Metropolitan Transportation Authority (New York), Commuter                    7/07 at 101         AAA      2,925,960
                 Facilities Revenue Bonds, Series 1997A, 5.750%, 7/01/21

       3,000   Metropolitan Transportation Authority (New York), Commuter                    7/07 at 102         AAA      2,622,750
                 Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24

       2,000   Metropolitan Transportation Authority (New York), Commuter                    7/07 at 101         AAA      1,805,660
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

       3,500   Metropolitan Transportation Authority, Commuter Facilities                    7/07 at 101         AAA      3,030,545
                 International Airport), Revenue Bonds, Series 1997E, 5.000%,
                 7/01/21

               Niagara Frontier Transportation Authority (Buffalo Niagara
               Airport Revenue Bonds, Series 1998:
       1,000     5.000%, 4/01/18 (Alternative Minimum Tax)                                   4/08 at 101         AAA        872,990
       1,000     5.000%, 4/01/28 (Alternative Minimum Tax)                                   4/08 at 101         AAA        831,210

       1,000   Niagara Frontier Transportation Authority (Buffalo Niagara                    4/09 at 101         AAA        932,420
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

       3,000   The Port Authority of New York and New Jersey, Special Project               12/07 at 100         AAA      2,888,640
                 Bonds, Series 6, JFK International Air Terminal LLC Project, 5.750%,
                 12/01/25 (Alternative Minimum Tax)

       2,750   Triborough Bridge and Tunnel Authority, General Purpose Revenue               1/02 at 101         AAA      2,811,820
                 Bonds, Series X, 6.500%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 22.5%

       3,385   Buffalo Municipal Water Finance Authority, Water System Revenue Bonds,        7/03 at 102         AAA      3,540,135
                 Series 1992, 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

       1,000   Erie County Water Authority (New York), Water Works System Revenue Bonds,    12/09 at 100         AAA      1,101,600
                 Series 1990B, 6.750%, 12/01/14

      10,340   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,      7/02 at 102         AAA     10,938,272
                 Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)


               28

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               Public Improvement Serial Bonds of 1992, County of Monroe, New York,
                 General Obligation Bonds:
     $   375     6.500%, 6/01/15 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA     $  391,875
         375     6.500%, 6/01/16 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA        391,875
         350     6.500%, 6/01/17 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA        365,750

       4,840   Nassau County Industrial Development Agency, Civic Facility Revenue           8/01 at 102         AAA      5,083,984
                 Bonds (Hofstra University Project - Series 1991), 6.750%, 8/01/11
                 (Pre-founded to 8/01/01)

               The City of New York, General Obligation Bonds, Fiscal 1992 Series C
               Fixed Rate Bonds, Subseries C-1:
       3,940     6.250%, 8/01/10 (Pre-refunded to 8/01/02)                               8/02 at 101 1/2         AAA      4,132,469
          55     6.625%, 8/01/12 (Pre-refunded to 8/01/02)                               8/02 at 101 1/2         AAA         58,154

       2,000   New York City Municipal Water Finance Authority, Water and Sewer              6/01 at 101         AAA      2,077,880
                 Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16
                 (Pre-refunded to 6/15/01)

       2,200   The Trust for Cultural Resources of the City of New York, Revenue             4/01 at 102         AAA      2,304,390
                 Refunding Bonds, Series 1991A (The American Museum of Natural
                 History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

       1,000   Dormitory Authority of the State of New York, Manhattanville College          7/00 at 102         AAA      1,031,220
                 Insured Revenue Bonds, Series 1990, 7.500%, 7/01/22
                 (Pre-refunded to 7/01/00)

       6,295   Dormitory Authority of the State of New York, City University System          7/00 at 102         AAA      6,491,530
                 Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

       2,500   Dormitory Authority of the State of New York, Cooper Union Insured            7/01 at 102         AAA      2,636,500
                 Revenue Bonds, Series 1990, 7.200%, 7/01/20 (Pre-refunded to 7/01/01)

       1,000   Dormitory Authority of the State of New York, Fordham University              7/00 at 102         AAA      1,030,270
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15
                 (Pre-refunded to 7/01/00)

       2,630   New York State Medical Care Facilities Finance Agency, Mental Health          2/02 at 102         AAA      2,753,216
                 Services Facilities Improvement Revenue Bonds, 1992 Series B, 6.250%,
                 8/15/18 (Pre-refunded to 2/15/02)

       7,000   New York State Medical Care Facilities Finance Agency, New York               2/05 at 102         AAA      7,645,680
                 Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.800%,
                 8/15/24 (Pre-refunded to 2/15/05)

       6,000   New York State Medical Care Facilities Finance Agency, Mental Health          2/02 at 102         AAA      6,291,540
                 Services Facilities Improvement Revenue Bonds, 1992 Series A, 6.375%,
                 8/15/17 (Pre-refunded to 2/15/02)

       2,000   Power Authority of the State of New York, General Purpose Bonds,              1/02 at 102         AAA      2,100,540
                 Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

       7,300   New York State Thruway Authority, General Revenue Bonds, Series A,            1/02 at 102         AAA      7,566,377
                 5.750%, 1/01/19 (Pre-refunded to 1/01/02)

               Town of North Hempstead, Nassau County, New York, Public Improvement
               (Serial) Bonds of 1991, Series B:
         425     6.800%, 6/01/10 (Pre-refunded to 6/01/00)                                   6/00 at 102         AAA        436,365
         425     6.800%, 6/01/11 (Pre-refunded to 6/01/00)                                   6/00 at 102         AAA        436,365

               Nyack Union Free School District, Rockland County, New York, School
               District Serial Bonds of 1992:
         625     6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        658,894
         625     6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        658,894
         625     6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        658,894

       2,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue               1/01 at 102         AAA      2,085,440
                 Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

       1,175   Triborough Bridge and Tunnel Authority, General Purpose Revenue           1/01 at 101 1/2         AAA      1,219,521
                 Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

       1,750   City of Yonkers, New York, General Obligation School Bonds, Series           12/00 at 102         AAA      1,826,633
                 1990-C, 7.375%, 12/01/09 (Pre-refunded to 12/01/00)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 2.5%

               Long Island Power Authority, Electric System General Revenue Bonds,
               Series 1998A:
       6,520     0.000%, 12/01/19                                                           No Opt. Call         AAA      1,987,426
       4,000     5.125%, 12/01/22                                                            6/08 at 101         AAA      3,520,920
       1,000     5.750%, 12/01/24                                                            6/08 at 101         AAA        968,500

Portfolio of Investments
Nuveen New York Insured Municipal Bond Fund (continued)
February 29, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

    $  2,000   New York State Energy Research and Development Authority, Adjustable          7/05 at 102         AAA   $  2,006,240
                 Rate Pollution Control Revenue Bonds (New York State Electric and Gas
                 Corporation Project), 1987 Series A, 6.150%, 7/01/26 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 7.7%

       2,930   Buffalo Municipal Water Finance Authority, Water System Revenue               7/08 at 101         AAA      2,483,760
                 Bonds, Series 1998-A, 5.000%, 7/01/28

       7,000   New York City Municipal Water Finance Authority, Water and Sewer              6/06 at 101         AAA      6,755,770
                 System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

       1,250   New York City Municipal Water Finance Authority, Water and Sewer              6/01 at 101         AAA      1,290,000
                 System Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16

       2,500   New York City Municipal Water Finance Authority, Water and Sewer          6/02 at 101 1/2         AAA      2,462,250
                 System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

       4,650   New York City Municipal Water Finance Authority, Water and Sewer              6/02 at 100         AAA      4,371,000
                 System Revenue Bonds, Fiscal 1993 Series A, 5.500%, 6/15/20

       3,000   New York City Municipal Water Finance Authority, Water and Sewer              6/07 at 101         AAA      2,640,660
                 System Revenue Bonds, Fiscal 1998 Series B, 5.250%, 6/15/29

       1,450   New York State Environmental Facilities Corporation, State Water              3/00 at 102         AAA      1,482,330
                 Pollution Control Revolving Fund Revenue Bonds, Series 1990 C
                 (Pooled Loan Issue), 7.200%, 3/15/11

       1,000   Suffolk County Industrial Development Agency (Suffolk County,                 2/04 at 101         AAA        941,240
                 New York), Suffolk County Southwest Sewer System Revenue Bonds,
                 Series 1994, 4.750%, 2/01/09

       3,700   Suffolk County Water Authority, New York, Water System Revenue                6/03 at 102         AAA      3,278,050
                 Bonds, Series 1994, 5.000%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
   $ 344,425   Total Investments - (cost $331,724,215) - 99.6%                                                          334,159,693
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.4%                                                                       1,193,971
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $335,353,664
               =====================================================================================================================

   All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

Statement of Net Assets
February 29, 2000

                                                                                                       New York
                                                                     New Jersey         New York        Insured
---------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value               $109,337,045     $246,606,821   $334,159,693
Cash                                                                         --        4,634,676             --
Receivables:
 Interest                                                             1,503,109        3,342,770      3,771,406
 Investments sold                                                            --          556,127        289,567
 Shares sold                                                             52,789          688,997         52,940
Other assets                                                                811            2,425          5,888
---------------------------------------------------------------------------------------------------------------
 Total assets                                                       110,893,754      255,831,816    338,279,494
---------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                          386,564               --        668,690
Payables:
 Investments purchased                                                       --        4,103,652             --
 Shares redeemed                                                         63,187          547,857        992,857
Accrued expenses:
 Management fees                                                         74,038           18,110        143,463
 12b-1 distribution and service fees                                     23,034           33,410         23,433
 Other                                                                  107,002           52,264        103,210
Dividends payable                                                       259,869          738,308        994,177
---------------------------------------------------------------------------------------------------------------
 Total liabilities                                                      913,694        5,493,601      2,925,830
---------------------------------------------------------------------------------------------------------------
Net assets                                                         $109,980,060     $250,338,215   $335,353,664
===============================================================================================================
Class A Shares
Net assets                                                         $ 46,234,809     $ 81,857,280   $ 54,363,828
Shares outstanding                                                    4,753,197        8,050,985      5,464,981
Net asset value and redemption price per share                     $       9.73     $      10.17   $       9.95
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                  $      10.16     $      10.62   $      10.39
===============================================================================================================
Class B Shares
Net assets                                                         $ 13,680,572     $ 19,803,454   $ 15,893,355
Shares outstanding                                                    1,407,427        1,945,690      1,595,990
Net asset value, offering and redemption price per share           $       9.72     $      10.18   $       9.96
===============================================================================================================
Class C Shares
Net assets                                                         $ 10,007,089     $ 10,374,124   $  4,627,401
Shares outstanding                                                    1,031,800        1,017,117        465,480
Net asset value, offering and redemption price per share           $       9.70     $      10.20   $       9.94
===============================================================================================================
Class R Shares
Net assets                                                         $ 40,057,590     $138,303,357   $260,469,080
Shares outstanding                                                    4,118,798       13,562,878     26,165,983
Net asset value, offering and redemption price per share           $       9.73     $      10.20   $       9.95
===============================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended February 29, 2000

                                                                                                          New York
                                                                          New Jersey       New York        Insured
------------------------------------------------------------------------------------------------------------------
Investment Income                                                       $  6,838,538   $ 15,515,226   $ 21,131,930
------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                              655,578      1,382,433      1,922,386
12b-1 service fees - Class A                                                 103,268        161,150        110,560
12b-1 distribution and service fees - Class B                                129,126        153,449        154,721
12b-1 distribution and service fees - Class C                                 79,627         69,761         32,715
Shareholders' servicing agent fees and expenses                              137,520        220,957        309,279
Custodian's fees and expenses                                                 68,386         97,369         92,561
Trustees' fees and expenses                                                    3,562          4,596          8,445
Professional fees                                                              1,630          1,650         12,893
Shareholders' reports - printing and mailing expenses                         66,454         42,878        133,638
Federal and state registration fees                                            2,560            348          7,303
Portfolio insurance expense                                                       --             --          6,588
Other expenses                                                                 6,313         11,523         14,298
------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       1,254,024      2,146,114      2,805,387
 Custodian fee credit                                                        (18,630)       (21,145)        (8,726)
 Expense reimbursement                                                       (71,000)      (711,646)            --
------------------------------------------------------------------------------------------------------------------
Net expenses                                                               1,164,394      1,413,323      2,796,661
------------------------------------------------------------------------------------------------------------------
Net investment income                                                      5,674,144     14,101,903     18,335,269
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                       (442,612)      (777,587)      (516,349)
Net change in unrealized appreciation or depreciation of investments      (9,982,626)   (19,650,813)   (26,997,720)
------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (10,425,238)   (20,428,400)   (27,514,069)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                   $ (4,751,094)  $ (6,326,497)  $ (9,178,800)
==================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                                                 New Jersey
                                                                                          -------------------------
                                                                                          Year  Ended    Year Ended
                                                                                              2/29/00       2/28/99
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $  5,674,144   $  5,254,037
Net realized gain (loss) from investment transactions                                       (442,612)       115,134
Net change in unrealized appreciation or depreciation of investments                      (9,982,626)      (239,717)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                     (4,751,094)     5,129,454
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
 Class A                                                                                  (2,490,807)    (2,238,254)
 Class B                                                                                    (549,377)      (289,199)
 Class C                                                                                    (455,400)      (361,714)
 Class R                                                                                  (2,180,089)    (2,367,199)
From accumulated net realized gains from investment transactions:
 Class A                                                                                          --             --
 Class B                                                                                          --             --
 Class C                                                                                          --             --
 Class R                                                                                          --             --
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (5,675,673)    (5,256,366)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the reorganization of New Jersey Intermediate                  --     10,490,003
Net proceeds from sale of shares                                                          23,313,205     32,345,835
Net proceeds from shares issued to shareholders due to reinvestment of distributions       3,366,469      3,178,514
-------------------------------------------------------------------------------------------------------------------
                                                                                          26,679,674     46,014,352
Cost of shares redeemed                                                                  (27,406,311)   (14,067,767)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                          (726,637)    31,946,585
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                    (11,153,404)    31,819,673
Net assets at the beginning of year                                                      121,133,464     89,313,791
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                           $109,980,060   $121,133,464
===================================================================================================================
Balance of undistributed net investment income at the end of year                       $        656   $      2,185
===================================================================================================================

                                 See accompanying notes to financial statements.



                                                                                   New York               New York Insured
                                                                         -------------------------     -------------------------
                                                                         Year Ended     Year Ended     Year Ended     Year Ended
                                                                            2/29/00        2/28/99        2/29/00        2/28/99
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $ 14,101,903   $ 12,946,294   $ 18,335,269   $ 18,001,673
Net realized gain (loss) from investment transactions                       (777,587)     1,767,488       (516,349)     2,051,978
Net change in unrealized appreciation or depreciation of investments     (19,650,813)      (482,766)   (26,997,720)    (1,737,215)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     (6,326,497)    14,231,016     (9,178,800)    18,316,436
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                 (4,361,271)    (3,991,380)    (2,744,482)    (2,291,771)
  Class B                                                                   (757,621)      (318,702)      (682,606)      (375,855)
  Class C                                                                   (452,805)      (328,331)      (194,703)      (124,512)
  Class R                                                                 (8,347,109)    (8,212,001)   (14,463,882)   (15,260,254)
From accumulated net realized gains from investment transactions:
  Class A                                                                   (171,256)            --        (21,641)      (130,963)
  Class B                                                                    (38,412)            --         (6,843)       (31,353)
  Class C                                                                    (20,085)            --         (1,774)        (8,852)
  Class R                                                                   (305,575)            --       (105,965)      (822,078)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (14,454,134)   (12,850,414)   (18,221,896)   (19,045,638)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                          51,408,121     32,108,889     31,304,562     30,426,780
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                     8,466,145      7,870,186     12,335,565     13,375,740
---------------------------------------------------------------------------------------------------------------------------------
                                                                          59,874,266     39,979,075     43,640,127     43,802,520
Cost of shares redeemed                                                  (47,492,353)   (31,347,095)   (52,615,589)   (38,003,474)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        12,381,913      8,631,980     (8,975,462)     5,799,046
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     (8,398,718)    10,012,582    (36,376,158)     5,069,844
Net assets at the beginning of year                                      258,736,933    248,724,351    371,729,822    366,659,978
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $250,338,215   $258,736,933   $335,353,664   $371,729,822
=================================================================================================================================
Balance of undistributed net investment income at the end of year       $    284,255   $    101,158   $    313,071   $     63,475
=================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund ("New Jersey"), Nuveen Flagship New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively "the Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("New Jersey Intermediate") reorganized into New Jersey as approved by the shareholders of New Jersey Intermediate on August 13, 1998.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2000, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2000.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      New Jersey
                                                  ----------------------------------------------------
                                                     Year Ended 2/29/00          Year Ended 2/28/99
                                                  ------------------------   -------------------------
                                                    Shares        Amount        Shares        Amount
------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
New Jersey Intermediate:
  Class A                                                --    $        --      853,955   $  9,095,179
  Class C                                                --             --      112,286      1,193,933
  Class R                                                --             --       18,846        200,891
Shares sold:
  Class A                                         1,031,880     10,382,720    1,377,846     14,619,825
  Class B                                           613,401      6,270,631      839,961      8,903,892
  Class C                                           360,453      3,684,927      416,475      4,399,120
  Class R                                           293,764      2,974,927      419,192      4,422,998
Shares issued to shareholders due to
reinvestment of distributions:
  Class A                                           132,266      1,345,915      113,228      1,200,274
  Class B                                            24,234        245,622       11,053        117,220
  Class C                                            22,706        229,919       18,796        198,846
  Class R                                           151,879      1,545,013      156,770      1,662,174
------------------------------------------------------------------------------------------------------
                                                  2,630,583     26,679,674    4,338,408     46,014,352
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (1,450,515)   (14,400,959)    (678,226)    (7,190,108)
  Class B                                          (303,073)    (3,009,282)     (59,129)      (626,831)
  Class C                                          (324,197)    (3,273,108)    (115,892)    (1,227,825)
  Class R                                          (668,086)    (6,722,962)    (473,934)    (5,023,003)
------------------------------------------------------------------------------------------------------
                                                 (2,745,871)   (27,406,311)  (1,327,181)   (14,067,767)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (115,288)  $   (726,637)   3,011,227   $ 31,946,585
======================================================================================================

                                              New York                                          New York Insured
                       -----------------------------------------------------   -----------------------------------------------------
                           Year Ended 2/29/00          Year Ended 2/28/99          Year Ended 2/29/00          Year Ended 2/28/99
                       -------------------------   -------------------------   -------------------------   -------------------------
                         Shares        Amount        Shares        Amount        Shares        Amount        Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A              2,790,883   $ 29,104,680    1,144,690   $ 12,559,731    1,496,280   $ 15,529,903    1,093,274   $ 11,747,659
  Class B              1,036,762     10,937,779      754,802      8,315,942      715,180      7,454,738      743,984      8,011,299
  Class C                528,399      5,518,626      353,162      3,894,020      147,209      1,505,110      205,983      2,218,265
  Class R                554,613      5,847,036      666,093      7,339,196      666,121      6,814,811      787,360      8,449,557
Shares issued to
shareholders due to
reinvestment of
distributions:
  Class A                179,500      1,892,549      161,024      1,770,662      167,792      1,725,557      148,515      1,598,123
  Class B                 36,081        378,936       14,049        154,837       36,951        380,102       20,611        222,064
  Class C                 15,250        160,948       12,193        134,459       12,055        124,036        8,421         90,556
  Class R                570,094      6,033,712      526,668      5,810,228      980,490     10,105,870    1,065,213     11,464,997
------------------------------------------------------------------------------------------------------------------------------------
                       5,711,582     59,874,266    3,632,681     39,979,075    4,222,078     43,640,127    4,073,361     43,802,520
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A             (2,221,619)   (23,154,539)  (1,117,036)   (12,242,649)  (1,085,766)   (11,116,343)    (513,163)    (5,519,037)
  Class B               (224,929)    (2,347,237)     (63,760)      (700,876)    (401,249)    (4,062,416)     (75,529)      (812,400)
  Class C               (327,306)    (3,418,515)    (130,900)    (1,437,273)     (76,265)      (776,795)     (46,912)      (504,054)
  Class R             (1,770,315)   (18,572,062)  (1,539,770)   (16,966,297)  (3,589,069)   (36,660,035)  (2,903,948)   (31,167,983)
------------------------------------------------------------------------------------------------------------------------------------
                      (4,544,169)   (47,492,353)  (2,851,466)   (31,347,095)  (5,152,349)   (52,615,589)  (3,539,552)   (38,003,474)
------------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)             1,167,413   $ 12,381,913      781,215   $  8,631,980     (930,271)  $ (8,975,462)     533,809   $  5,799,046
====================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid April 3, 2000, to shareholders of record on March 9, 2000, as follows:

                                                                        New York
                                       New Jersey        New York        Insured
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                  $.0395          $.0500         $.0425
  Class B                                   .0330           .0435          .0360
  Class C                                   .0350           .0455          .0375
  Class R                                   .0410           .0520          .0440
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended February 29, 2000, were as follows:

                                                                        New York
                                        New Jersey       New York        Insured
--------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities      $ 31,886,015   $ 57,501,478   $ 56,529,815
  Short-term municipal securities        4,700,000     11,905,000     11,100,000
Sales and maturities:
  Long-term municipal securities        30,414,561     47,915,422     61,534,383
  Short-term municipal securities        4,700,000     13,805,000     14,900,000
================================================================================

At February 29, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                        New York
                                      New Jersey         New York        Insured
--------------------------------------------------------------------------------
                                    $114,099,381     $245,274,953   $331,836,839
================================================================================

At February 29, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        New York
                                      New Jersey         New York        Insured
--------------------------------------------------------------------------------
Expiration year:
  2002                                $  256,350         $     --       $     --
  2003                                   424,626               --             --
  2004                                   116,050               --             --
  2005                                        --               --             --
  2006                                   238,550               --             --
  2007                                        --               --             --
  2008                                   132,876          778,471        405,215
--------------------------------------------------------------------------------
Total                                 $1,168,452         $778,471       $405,215
================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 29, 2000, were as follows:

                                                                       New York
                                     New Jersey         New York        Insured
--------------------------------------------------------------------------------
Gross unrealized:
 appreciation                       $ 1,484,801      $ 7,068,842    $ 9,699,806
 depreciation                        (6,247,137)      (5,736,974)    (7,376,952)
--------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                    $(4,762,336)     $ 1,331,868    $ 2,322,854
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                        Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses to
 .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 29, 2000, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                        New York
                                          New Jersey      New York       Insured
--------------------------------------------------------------------------------
Sales charges collected                      $88,103       $94,308       $98,883
Paid to authorized dealers                    86,193        83,660        98,700
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                        New York
                                          New Jersey      New York       Insured
--------------------------------------------------------------------------------
Commission advances                         $306,543      $491,757      $339,107
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2000, the Distributor retained such 12b-1 fees as follows:

                                                                        New York
                                          New Jersey      New York       Insured
--------------------------------------------------------------------------------
12b-1 fees retained                         $147,899      $161,873      $148,865
================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2000, as follows:

                                                                        New York
                                          New Jersey      New York       Insured
--------------------------------------------------------------------------------
CDSC retained                                $73,240       $65,745       $83,013
================================================================================

7. Composition of Net Assets

At February 29, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                       New York
                                         New Jersey      New York       Insured
--------------------------------------------------------------------------------
Capital paid-in                        $115,910,192  $249,500,563  $333,122,954
Balance of undistributed
  net investment income                         656       284,255       313,071
Accumulated net realized gain
  (loss) from investment transactions    (1,483,228)     (778,471)     (517,839)
Net unrealized appreciation
  (depreciation) of investments          (4,447,560)    1,331,868     2,435,478
--------------------------------------------------------------------------------
Net assets                             $109,980,060  $250,338,215  $335,353,664
================================================================================

              Financial Highlights

              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------

NEW JERSEY                                     Net
                                         Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                       Ending
                          Net  Invest-        ment              Invest-                          Net
Year Ended              Asset     ment        Gain                 ment   Capital              Asset         Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains     Total    Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
  2000                 $10.60     $.49       $(.87)    $(.38)     $(.49)  $    --     $(.49)  $ 9.73         (3.67)%
  1999                  10.61      .53        (.01)      .52       (.53)       --      (.53)   10.60          5.00
  1998                  10.26      .55         .36       .91       (.56)       --      (.56)   10.61          9.06
  1997 (d)              10.22      .05         .04       .09       (.05)       --      (.05)   10.26           .85
  1997 (e)              10.40      .48        (.15)      .33       (.51)       --      (.51)   10.22          3.31
  1996 (e)               9.73      .51         .69      1.20       (.53)       --      (.53)   10.40         12.63
Class B (2/97)
  2000                  10.60      .41        (.88)     (.47)      (.41)       --      (.41)    9.72         (4.51)
  1999                  10.61      .45        (.01)      .44       (.45)       --      (.45)   10.60          4.23
  1998                  10.26      .48         .35       .83       (.48)       --      (.48)   10.61          8.25
  1997 (d)              10.22      .05         .03       .08       (.04)       --      (.04)   10.26           .78
Class C (9/94)**
  2000                  10.58      .43        (.88)     (.45)      (.43)       --      (.43)    9.70         (4.29)
  1999                  10.59      .47        (.01)      .46       (.47)       --      (.47)   10.58          4.48
  1998                  10.25      .50         .34       .84       (.50)       --      (.50)   10.59          8.40
  1997 (d)              10.20      .04         .05       .09       (.04)       --      (.04)   10.25           .90
  1997 (e)              10.38      .41        (.16)      .25       (.43)       --      (.43)   10.20          2.53
  1996 (e)               9.71      .44         .68      1.12       (.45)       --      (.45)   10.38         11.80
Class R (12/91)**
  2000                  10.60      .51        (.87)     (.36)      (.51)       --      (.51)    9.73         (3.47)
  1999                  10.62      .55        (.02)      .53       (.55)       --      (.55)   10.60          5.13
  1998                  10.27      .58         .35       .93       (.58)       --      (.58)   10.62          9.29
  1997 (d)              10.23      .05         .04       .09       (.05)       --      (.05)   10.27           .86
  1997 (e)              10.41      .49        (.14)      .35       (.53)       --      (.53)   10.23          3.55
  1996 (e)               9.74      .55         .68      1.23       (.56)       --      (.56)   10.41         12.88
===================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (9/94)**
   2000             $46,235       .99%     4.74%       .93%     4.80%       .91%     4.82%         26%
   1999              53,442      1.02      4.62        .66      4.98        .66      4.98          10
   1998              35,782      1.01      4.92        .60      5.33        .60      5.33          16
   1997 (d)          27,879      1.01*     5.43*       .55*     5.89*       .55*     5.89*         --
   1997 (e)          17,072      1.13      4.85       1.00      4.98       1.00      4.98          10
   1996 (e)          10,661      1.25      4.85       1.00      5.10       1.00      5.10          39
Class B (2/97)
   2000              13,681      1.74      4.01       1.69      4.06       1.67      4.08          26
   1999              11,368      1.76      3.88       1.39      4.25       1.39      4.25          10
   1998               2,981      1.77      4.16       1.36      4.57       1.36      4.57          16
   1997 (d)              74      1.77*     5.71*      1.27*     6.21*      1.27*     6.21*         --
Class C (9/94)**
   2000              10,007      1.54      4.20       1.48      4.26       1.47      4.27          26
   1999              10,290      1.57      4.07       1.21      4.43       1.21      4.43          10
   1998               5,733      1.56      4.37       1.16      4.77       1.16      4.77          16
   1997 (d)           2,712      1.56*     4.89*      1.10*     5.35*      1.10*     5.35*         --
   1997 (e)           2,611      1.88      4.09       1.75      4.22       1.75      4.22          10
   1996 (e)           1,065      1.96      4.16       1.75      4.37       1.75      4.37          39
Class R (12/91)**
   2000              40,058       .79      4.94        .73      5.00        .71      5.02          26
   1999              46,033       .82      4.82        .47      5.17        .47      5.17          10
   1998              44,817       .81      5.12        .40      5.53        .40      5.53          16
   1997 (d)          42,651       .81*     5.63*       .35*     6.09*       .35*     6.09*         --
   1997 (e)          42,905       .89      5.10        .75      5.24        .75      5.24          10
   1996 (e)          43,304       .98      5.20        .75      5.43        .75      5.43          39
=====================================================================================================

*   Annualized.
** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New Jersey Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the one month ended February 28.
(e) For the fiscal year ended January 31.

              Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------
                                               Net
                                         Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                        Ending
                          Net  Invest-        ment              Invest-                           Net
Year Ended              Asset     ment        Gain                 ment   Capital               Asset         Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
    2000               $11.03     $.58       $(.85)    $(.27)     $ (57)    $(.02)    $(.59)   $10.17        (2.44)%
    1999                10.97      .55         .06       .61       (.55)       --      (.55)    11.03         5.69
    1998                10.53      .57         .44      1.01       (.57)       --      (.57)    10.97         9.84
    1997                10.61      .59        (.07)      .52       (.56)     (.04)     (.60)    10.53         5.07
    1996                10.12      .56         .48      1.04       (.55)       --      (.55)    10.61        10.52
Class B (2/97)
    2000                11.04      .51        (.86)     (.35)      (.49)     (.02)     (.51)    10.18        (3.18)
    1999                10.98      .47         .06       .53       (.47)       --      (.47)    11.04         4.88
    1998                10.53      .49         .45       .94       (.49)       --      (.49)    10.98         9.10
    1997 (d)            10.48      .05         .04       .09       (.04)       --      (.04)    10.53          .87
Class C (9/94)**
    2000                11.06      .52        (.85)     (.33)      (.51)     (.02)     (.53)    10.20        (2.97)
    1999                11.01      .49         .05       .54       (.49)       --      (.49)    11.06         5.00
    1998                10.56      .51         .45       .96       (.51)       --      (.51)    11.01         9.31
    1997                10.64      .55        (.11)      .44       (.48)     (.04)     (.52)    10.56         4.31
    1996                10.11      .48         .53      1.01       (.48)       --      (.48)    10.64        10.13
Class R (12/86)**
    2000                11.06      .60        (.84)     (.24)      (.60)     (.02)     (.62)    10.20        (2.21)
    1999                11.00      .58         .05       .63       (.57)       --      (.57)    11.06         5.88
    1998                10.55      .59         .45      1.04       (.59)       --      (.59)    11.00        10.11
    1997                10.64      .59        (.05)      .54       (.59)     (.04)     (.63)    10.55         5.26
    1996                10.15      .58         .49      1.07       (.58)       --      (.58)    10.64        10.80
===================================================================================================================

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29        (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)**
    2000           $ 81,857       .89%     5.21%       .61%     5.49%       .60%     5.50%         19%
    1999             80,549       .94      4.88        .79      5.03        .79      5.03          28
    1998             78,038       .90      5.14        .77      5.27        .77      5.27          30
    1997             71,676       .95      5.39        .89      5.45        .89      5.45          37
    1996             15,732      1.02      5.28        .99      5.31        .99      5.31          47
Class B (2/97)
    2000             19,803      1.65      4.50       1.33      4.81       1.32      4.82          19
    1999             12,121      1.68      4.16       1.57      4.27       1.57      4.27          28
    1998              4,311      1.67      4.32       1.50      4.49       1.50      4.49          30
    1997 (d)            124      1.65*     5.86*      1.44*     6.07*      1.44*     6.07*         37
Class C (9/94)**
    2000             10,374      1.44      4.67       1.16      4.95       1.15      4.96          19
    1999              8,858      1.49      4.33       1.35      4.47       1.35      4.47          28
    1998              6,233      1.46      4.57       1.32      4.71       1.32      4.71          30
    1997              3,965      1.64      4.73       1.57      4.80       1.57      4.80          37
    1996                646      1.99      4.29       1.73      4.55       1.73      4.55          47
Class R (12/86)**
    2000            138,303       .69      5.40        .42      5.67        .41      5.68          19
    1999            157,209       .74      5.08        .59      5.23        .59      5.23          28
    1998            160,142       .70      5.34        .57      5.47        .57      5.47          30
    1997            152,598       .71      5.55        .69      5.57        .69      5.57          37
    1996            154,776       .76      5.55        .74      5.57        .74      5.57          47
=====================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New York Tax-Free Value.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

              Selected data for a share outstanding throughout each period:

                                   Investment Operations             Less Distributions
                               -----------------------------    ---------------------------
NEW YORK INSURED                               Net
                                         Realized/
                                        Unrealized
                    Beginning      Net     Invest-                  Net                        Ending
                          Net  Invest-        ment              Invest-                           Net
Year Ended              Asset     ment        Gain                 ment   Capital               Asset         Total
February 28/29,         Value   Income      (Loss)     Total     Income     Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
    2000               $10.73     $.52       $(.79)    $(.27)     $(.51)    $  --     $(.51)   $ 9.95        (2.50)%
    1999                10.76      .51         .01       .52       (.52)     (.03)     (.55)    10.73         4.91
    1998                10.50      .53         .26       .79       (.53)       --      (.53)    10.76         7.76
    1997                10.61      .55        (.14)      .41       (.52)       --      (.52)    10.50         4.02
    1996                10.15      .52         .49      1.01       (.52)     (.03)**   (.55)    10.61        10.19
Class B (2/97)
    2000                10.74      .44        (.79)     (.35)      (.43)       --      (.43)     9.96        (3.26)
    1999                10.76      .44          --       .44       (.43)     (.03)     (.46)    10.74         4.19
    1998                10.50      .45         .26       .71       (.45)       --      (.45)    10.76         6.96
    1997 (d)            10.53      .03        (.02)      .01       (.04)       --      (.04)    10.50          .07
Class C (9/94)
    2000                10.73      .46        (.80)     (.34)      (.45)       --      (.45)     9.94        (3.17)
    1999                10.74      .46         .02       .48       (.46)     (.03)     (.49)    10.73         4.53
    1998                10.48      .47         .26       .73       (.47)       --      (.47)    10.74         7.16
    1997                10.61      .47        (.16)      .31       (.44)       --      (.44)    10.48         3.06
    1996                10.12      .44         .53       .97       (.45)     (.03)**   (.48)    10.61         9.71
Class R (12/86)
    2000                10.74      .54        (.80)     (.26)      (.53)       --      (.53)     9.95        (2.43)
    1999                10.76      .53         .02       .55       (.54)     (.03)     (.57)    10.74         5.18
    1998                10.49      .55         .27       .82       (.55)       --      (.55)    10.76         8.04
    1997                10.61      .55        (.13)      .42       (.54)       --      (.54)    10.49         4.15
    1996                10.15      .55         .49      1.04       (.55)     (.03)**   (.58)    10.61        10.51
-------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data
                    ---------------------------------------------------------------------------------
                                Before Credit/          After            After Credit/
                                Reimbursement     Reimbursement (b)    Reimbursement (c)
                             ------------------   ------------------   ------------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
NEW YORK INSURED                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
February 28/29,       (000)    Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)
    2000           $ 54,364       .90%     5.02%       .90%     5.02%       .90%     5.02%         16%
    1999             52,448       .92      4.78        .92      4.78        .92      4.78          16
    1998             44,721       .88      4.98        .88      4.98        .88      4.98          17
    1997             35,957       .92      5.04        .92      5.04        .92      5.04          29
    1996             24,747       .93      4.97        .93      4.97        .93      4.97          17
Class B (2/97)
    2000             15,893      1.65      4.28       1.65      4.28       1.65      4.28          16
    1999             13,374      1.67      4.04       1.67      4.04       1.67      4.04          16
    1998              5,982      1.65      4.24       1.65      4.24       1.65      4.24          17
    1997 (d)          1,279      1.64*     5.17*      1.64*     5.17*      1.64*     5.17*         29
Class C (9/94)
    2000              4,627      1.45      4.48       1.45      4.48       1.45      4.48          16
    1999              4,103      1.47      4.25       1.47      4.25       1.47      4.25          16
    1998              2,310      1.43      4.43       1.43      4.43       1.43      4.43          17
    1997              2,015      1.67      4.28       1.67      4.28       1.67      4.28          29
    1996              1,369      1.69      4.21       1.69      4.21       1.69      4.21          17
Class R (12/86)
    2000            260,469       .70      5.21        .70      5.21        .70      5.21          16
    1999            301,805       .72      4.98        .72      4.98        .72      4.98          16
    1998            313,647       .68      5.18        .68      5.18        .68      5.18          17
    1997            319,208       .68      5.28        .68      5.28        .68      5.28          29
    1996            343,348       .67      5.26        .67      5.26        .67      5.26          17
-----------------------------------------------------------------------------------------------------

*   Annualized.
** The amounts shown include distributions in excess of capital gains of $.0024 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of the Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New Jersey, Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolio of investments, as of February 29, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 29, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 14, 2000

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Funds Services
73 Tremont Street
Boston, MA 02108
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

SERVING INVESTORS
FOR GENERATIONS


[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today

To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800)
257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
    Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                           PART C--OTHER INFORMATION

Item 22: Financial Statements.
Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual and Semi-Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

Item 23: Exhibits.

     a.1  Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Regis-
          trant's Registration Statement on Form N-1A (File No. 333-14729) and
          incorporated herein by reference thereto.
     a.2  Amended and Restated Establishment and Designation of Series of
          Shares of Beneficial Interest dated October 11, 1996. Filed as Ex-
          hibit 1(b) to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
     a.3  Certificate for the Establishment and Designation of Classes dated
          July 10, 1996. Filed as Exhibit 1(c) to Registrant's Registration
          Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     a.4  Incumbency Certificate. Filed as Exhibit a.4 to Registrant's Regis-
          tration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     b.   By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Registra-
          tion Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
     b.1  Amendment to By-Laws. Filed as Exhibit b.1 to Post-Effective Amend-
          ment No. 5 to Registrant's Registration Statement on Form N-1A (File
          No. 333-14729) and incorporated herein by reference thereto.
     c.   Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to
          Registrant's Registration Statement on Form N-1A (File No. 333-14729)
          and incorporated herein by reference thereto.
     d.   Investment Management Agreement between Registrant and Nuveen Advi-
          sory Corp. Filed as Exhibit 5 to Registrant's Registration Statement
          on Form N-1A (File No. 333-14729) and incorporated herein by refer-
          ence thereto.
     d.1  Renewal of Investment Management Agreement dated June 1, 2000.
     e.   Distribution Agreement between Registrant and John Nuveen & Co. In-
          corporated. Filed as Exhibit 6 to Registrant's Registration Statement
          on Form N-1A (File No. 333-14729) and incorporated herein by refer-
          ence thereto.
     e.1  Renewal of Distribution Agreement dated July 30, 1999.
     f.   Not applicable.
     g.   Custodian Agreement between Registrant and Chase Manhattan Bank.
          Filed as Exhibit 8 to Post-Effective Amendment No.1 to Registrant's
          Registration Statement on Form N-1A (file No.333-14729) and incorpo-
          rated herein by reference thereto.
     h.   Transfer Agency Agreement between Registrant and Chase Global Funds
          Services Company. Filed as Exhibit h to Post-Effective Amendment No.
          5 to Registrant's Registration Statement on Form N-1A (File No. 333-
          14729) and incorporated herein by reference thereto.
     i.   Opinion of Morgan, Lewis & Bockius LLP.
     j.   Consent of Arthur Andersen LLP, Independent Public Accountants.
     k.   Not applicable.
     l.   Not applicable.
     m.   Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for
          the Class A Shares, Class B Shares and Class C Shares of each Fund.
          Filed as Exhibit m to Post-Effective Amendment No. 5 to Registrant's
          Registration Statement on Form N-1A (File No. 333-14729) and incorpo-
          rated herein by reference thereto.
     o.   Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18
          to Registrant's Registration Statement on Form N-1A (File No. 333-
          14729) and incorporated herein by reference thereto.
 99(a).   Original Powers of Attorney for all of Registrant's Trustees autho-
          rizing, among others, Gifford R. Zimmerman and Alan G. Berkshire to execute the Registration Statement.
 99(b).   Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's
          Registration Statement pursuant to power of attorney.
 99(c).   Code of Ethics and Reporting Requirements.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen Municipal Money Market Fund, Inc. and Nuveen Money Market Trust. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than John P. Amboian, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

John P. Amboian is President, formerly Executive Vice-President and Chief Financial Officer, and Director of Nuveen Advisory Corp., the investment adviser. Mr. Amboian has, during the last two years, been President, formerly Executive Vice-President and Chief Financial Officer of John Nuveen & Co. Incorporated, the John Nuveen Company and Nuveen Institutional Advisory Corp.; Executive Vice President of Rittenhouse Financial Services, Inc. and President and Chief Operating Officer of Nuveen Senior Loan Asset Management Inc.

Item 27: Principal Underwriters

(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies:Nuveen Flagship Multistate Trust I, Nuveen Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Money Market Trust, Nuveen Taxable Funds Inc., Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Floating Rate Fund and Nuveen Senior Income Fund.

(b)


Name and Principal        Positions and Offices          Positions and Offices
Business Address          with Underwriter               with Registrant
-------------------------------------------------------------------------------
Timothy R. Schwertfeger   Chairman of the Board,         Chairman of the Board,
333 West Wacker Drive     Chief Executive Officer        President and Trustee
Chicago, Illinois 60606   and Director
John P. Amboian           President                      None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV          Executive Vice President       None
333 West Wacker Drive
Chicago, Illinois 60606
Alan G. Berkshire         Senior Vice President          Vice President and
333 West Wacker Drive     and Secretary                  Assistant Secretary
Chicago, IL 60606
Robert K. Burke           Vice President                 None
333 West Wacker Drive
Chicago, IL 60606
Peter H. D'Arrigo         Vice President and Treasurer   None
333 West Wacker Drive
Chicago, IL 60606

                                                             Positions and
Name and Principal             Positions and Offices         Offices
Business Address               with Underwriter              with Registrant
--------------------------------------------------------------------------------
Kathleen M. Flanagan           Vice President                Vice President
333 West Wacker Drive
Chicago, Illinois 60606
Stephen D. Foy                 Vice President                Vice President and
333 West Wacker Drive                                        Controller
Chicago, Illinois 60606
Benjamin T. Fulton             Vice President                None
333 West Wacker Drive
Chicago, Illinois 60606
Richard D. Hughes              Executive Vice President      None
Two Radnor Corporate Center
Radnor, PA 19087
Anna R. Kucinskis              Vice President                Vice President
333 West Wacker Drive
Chicago, Illinois 60606
Robert B. Kuppenheimer         Vice President                None
333 West Wacker Drive
Chicago, Illinois 60606
Larry W. Martin                Vice President and            Vice President and
333 West Wacker Drive          Assistant Secretary           Assistant Secretary
Chicago, Illinois 60606
Thomas C. Muntz                Vice President                None
333 West Wacker Drive
Chicago, Illinois 60606
Paul C. Williams               Vice President                None
333 West Wacker Drive
Chicago, Illinois 60606
Margaret E. Wilson             Senior Vice President and     None
333 West Wacker Drive          Corporate Controller
Chicago, Illinois 60606
Gifford R. Zimmerman           Vice President and            Vice President and
333 West Wacker Drive          Assistant Secretary           Secretary
Chicago, Illinois 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108, maintains all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Sharehold-ers upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Reg-istrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to Registration Statement No. 333-14729 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of June, 2000.

                                     NUVEEN MULTISTATE TRUST II

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and               June 28, 2000
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee
       Judith M. Stockdale       Trustee

                                                    /s/ Gifford R. Zimmerman
                                                By____________________________
                                                        Gifford R. Zimmerman
                                                          Attorney-in-Fact

                                                         June 28, 2000

An original power of attorney authorizing, among others, Gifford R. Zimmerman and Alan G. Berkshire to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant has been executed and is filed as an exhibit to this Registration Statement.

                                 EXHIBIT INDEX

Name                                                                    Exhibit
----                                                                    -------
Renewal of Investment Management Agreement dated June 1, 2000.            d.1
Renewal of Distribution Agreement dated July 30, 1999.                    e.1
Opinion of Morgan, Lewis & Bockius LLP.                                    i
Consent of Arthur Andersen LLP, Independent Public Accountants.            j
Powers of Attorney.                                                     99(a).
Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Reg-
istration Statement pursuant to power of attorney.                      99(b).
Code of Ethics and Reporting Requirements.                              99(c).